UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-21081

ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  August 31, 2007

Date of reporting period:    February 28, 2007


ITEM 1.   REPORTS TO STOCKHOLDERS.


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SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Retirement Strategies

2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

Semi-Annual Report

February 28, 2007


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




April 27, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for the AllianceBernstein Retirement Strategies (collectively, the "Strategies") for the semi-annual reporting period ended February 28, 2007.

Investment Objective and Policies

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy will seek to achieve its objective by investing in a combination of portfolios of the AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). Each Strategy is managed to the specific year of planned retirement included in its name (the "retirement year"). The Strategies' asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become more static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of a Strategy, that Strategy's asset mix seeks to minimize the likelihood that an investor in that Strategy experiences a significant loss of capital at a more advanced age. The asset mix will continue to change with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after a Strategy's retirement date. Thereafter, the target allocation for that Strategy will generally be fixed. The static allocation of a Strategy's asset mix will be 27.5% short-duration bonds, 37.5% fixed-income securities and 35% equities. The Adviser will allow the relative weightings of a Strategy's asset classes to vary in response to the markets, but ordinarily only by +/- 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

Investment Results

The tables on pages 7-16 show each Strategy's performance compared to its composite benchmark. Additional performance can be found on pages 17-26. Each Strategy's composite benchmark is derived by applying the Strategies' target allocations over time to the results of specific benchmarks as outlined in the "Benchmark Disclosures" section of Historical Performance on page 5.

The Strategies posted solid gains, but underperformed their composite benchmarks for the six- and 12-month periods ended February 28, 2007. During both time periods, the Strategies that target younger investors tended to outperform the Strategies that target older investors. The Strategies targeted at younger investors, with retirement dates that are farther into the future, have higher equity exposure, and equity markets outpaced bonds: while the S&P 500 Stock Index returned 8.93% and 11.96% during the six- and 12-month periods, respectively, the Lehman Brothers (LB) U.S. Aggregate Index returned 3.66% and 5.54% for the same time periods.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 1


The Strategies' approach of seeking return not only in the U.S. equity market but also in the international equity markets contributed to the Strategies' overall performance, as international stocks outperformed U.S. stocks during the review period. International stocks, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, returned 12.17% and 21.07% over the six- and 12-month periods, respectively.

All of the Strategies benefited from their 10% exposure to global real estate investment trusts (REITs). Global REITs returned 23.09% for the six-month period and 37.82% for the 12-month period ended February 28, 2007, as measured by the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trust (NAREIT) Global Real Estate Index.

The Blend Investment Policy Team (the "Team") feels that a composite benchmark is a better benchmark for the measurement of the Adviser's active management performance within the underlying asset classes than a broad-market benchmark. The composite benchmark matches each Strategy's allocations directly, so that each benchmark reflects its respective Strategy at any point in time, providing a more accurate measure of each Strategy's active management performance.

The largest contributors to the Strategies' overall returns for the six- and 12-month periods ended February 28, 2007 were allocations to Global REITs and International Value. In both the U.S. and developed international markets, growth stocks underperformed value stocks by a significant margin. As a result, the active risk the Team took in their Growth portfolios went unrewarded, detracting from each of the Strategies' overall returns.

The Strategies that target younger investors--2045 Retirement Strategy (RS), 2040 RS, and 2035 RS--are entirely in equities, as of February 28, 2007: 90% stocks and 10% REITs. The investors in these Strategies benefited from robust equity market returns during both the six- and 12-month periods ended February 28, 2007.

The Strategies that target investors who are in their savings accumulation phase before retirement--2030 RS, 2025 RS, 2020 RS and 2015 RS--have begun to blend fixed-income securities into their portfolios' holdings as they near their respective retirement dates. As of February 28, 2007, 2030 RS targets an 87% allocation in equities, a 10% allocation in REITs and a 3% allocation in fixed-income securities. 2025 RS targets 80%, 10% and 10%, respectively; 2020 RS targets 73%, 10% and 17%, respectively; 2015 RS targets 66%, 10% and 24%, respectively. Investors in these Strategies benefited from strong capital market returns, particularly among equities. The addition of fixed-income securities to the portfolios provided a more moderate risk/return trade-off relative to younger savers.

The Strategies designed for investors nearing or in retirement--2010 RS, 2005 RS and 2000 RS--reflect the highest allocations to fixed-income securities of all of the Strategies' portfo-


2 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


lios. As of February 28, 2007, 2010 RS targets a 59% allocation in equities, a 10% allocation in REITs and a 31% allocation in fixed-income securities. 2005 RS targets 50%, 10% and 40%, respectively; 2000 RS targets 41%, 10% and 49%, respectively. Investors in these Strategies benefited from exposure to global equity markets to help provide continued growth of principal to meet long-term savings needs in retirement. The increasing use of fixed-income securities for investors approaching or in retirement is designed to reduce the volatility of the overall portfolio returns. As a result, the 2000 Retirement Strategy produced the most conservative risk/return profile during both the six- and 12-month periods ended February 28, 2007.

Market Review and Investment Strategy

The global capital markets were strong during the six- and 12-month periods ended February 28, 2007. Stocks and global REITs continued to produce sizable returns. Several factors provided fuel to the equity markets around the world, including solid economic growth, robust corporate earnings and booming merger and acquisition activity.

As previously noted, international stocks outperformed U.S. stocks. As in the U.S. market, a strong fundamental picture provided support, aided by most major currencies strengthening against the dollar; therefore, non-U.S. stocks produced higher returns when translated into U.S. dollars. Emerging-market stocks, meanwhile, led both the U.S. and major developed markets, thanks to robust country fundamentals.

Global equity valuations between attractively priced and expensive stocks remain unusually compressed. With many companies posting strong earnings growth, investors have not felt the need to pay a premium for growth stocks. As value stocks continue to outperform growth stocks, the value opportunity has declined and growth stocks have become more and more attractive. The Strategies' equity holdings remain positioned to take advantage of the opportunity presented in companies with strong growth prospects, which are trading at unusually low premiums.

While bonds posted moderate returns globally, high-yield bonds and emerging-market debt were exceptions. Both of these sectors benefited from the continued strong demand for yield by investors. The high-yield market was supported by strong corporate profitability, while emerging markets enjoyed continued strong country fundamentals. Overall, credit spreads have remained historically low, and the Strategies' fixed-income positions are cautious in accordance with the diminished opportunity. The Strategies' fixed-income positions continue to serve as portfolio stabilizers and complements to the Strategies' equity exposures.

As always, the Team remains focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the Strategies' portfolios and ensuring that each portfolio is aligned with its strategic asset allocation targets over time, through a disciplined rebalancing process.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. These Strategies are relatively new and have been in existence for less than two years. The returns reflected may not be illustrative of long-term performance. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our web site at www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies' prospectus, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. Strategy returns are at net asset value (NAV), without the imposition of sales charges that would apply if shares were purchased outside of a group retirement plan. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy's quoted performance would be lower. SEC returns reflect the 4.25% maximum front-end sales charge for Class A shares. Performance assumes reinvestment of distributions and does not account for taxes. For shareholders who have purchased their shares through certain group retirement plans, which are eligible to purchase Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I shares at NAV without the imposition of an initial sales charge, the following fees and charges apply: Class A shares carry no front-end sales charge or CDSC, but are subject to a 0.30% Rule 12b-1 distribution fee and Class A shares may be subject to a 1% redemption fee if a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option within one year of initiation; Class R shares carry no front-end sales charges or CDSC but are subject to a 0.50% Rule 12b-1 distribution fee; Class K shares carry no front-end sales charge or CDSC but are subject to a 0.25% Rule 12b-1 distribution fee; Class I shares carry no front-end sales charges or CDSC.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Strategies for a portion of their expenses to the extent necessary to limit their expenses on an annual basis to the following percentages of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

                                                         Advisor
                        Class A    Class B    Class C     Class    Class R     Class K    Class I
---------------------------------------------------------------------------------------------------
Retirement Strategy
2000                     1.10%      1.80%      1.80%      0.80%      1.30%      1.05%      0.80%

Retirement Strategy
2005                     1.10%      1.80%      1.80%      0.80%      1.30%      1.05%      0.80%

Retirement Strategy
2010                     1.20%      1.90%      1.90%      0.90%      1.40%      1.15%      0.90%

Retirement Strategy
2015                     1.20%      1.90%      1.90%      0.90%      1.40%      1.15%      0.90%

Retirement Strategy
2020                     1.25%      1.95%      1.95%      0.95%      1.45%      1.20%      0.95%


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


HISTORICAL PERFORMANCE
(continued from previous page)

                                                         Advisor
                        Class A    Class B    Class C     Class    Class R    Class K     Class I
---------------------------------------------------------------------------------------------------
Retirement Strategy
2025                     1.25%      1.95%      1.95%      0.95%      1.45%      1.20%      0.95%

Retirement Strategy
2030                     1.25%      1.95%      1.95%      0.95%      1.45%      1.20%      0.95%

Retirement Strategy
2035                     1.25%      1.95%      1.95%      0.95%      1.45%      1.20%      0.95%

Retirement Strategy
2040                     1.25%      1.95%      1.95%      0.95%      1.45%      1.20%      0.95%

Retirement Strategy
2045                     1.25%      1.95%      1.95%      0.95%      1.45%      1.20%      0.95%

Benchmark Disclosures

The composite benchmark is derived by applying the Strategies' target allocations over time to the results of the following benchmarks: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for real estate investment trusts (REITs), FTSE EPRA/NAREIT Global Real Estate Index; for intermediate bonds, Lehman Brothers (LB) U.S. Aggregate Index; for short-term bonds, Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation Protected Securities, LB 1-10 Year TIPS Index; for high yield bonds, LB High Yield (2% constrained) Index.

The MSCI EAFE Index values are calculated using net returns. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties. Net returns approximate the minimum possible dividend reinvestment.

None of the indices reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged S&P 500 Stock Index measures 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Russell 3000 Index is composed of 3,000 of the largest capitalized companies that are traded in the United States. The unmanaged MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Global Real Estate Index is a free-floating, market-capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets. The unmanaged LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The ML 1-3 Year Treasury Index is an unmanaged index composed of U.S. government securities, including agency securities, with remaining maturities, at month end, of one to three years. The LB 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged U.S. Treasury Inflation Notes Index and consists of Inflation-Protection securities issued by the U.S. Treasury. The LB High Yield (2% constrained) Index covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Strategies.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 5


HISTORICAL PERFORMANCE
(continued from previous page)

A Word About Risk

All the Retirement Strategies allocate their investments among multiple asset classes, which will include U.S. and foreign securities, as well as equity and fixed-income securities. Within each of these, the Strategies will also allocate their investments to different types of securities, such as growth and value stocks, real estate investment trusts and corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. Systematic rebalancing does involve transactional trading costs to the portfolios. While diversification and shifting to a more conservative investment mix over time helps to manage risk, it does not guarantee earnings growth. There is the potential to lose money in any investment program. You do not have the ability to actively manage the investments within a Retirement Strategy. The portfolio managers control security selection and asset allocation. The risks associated with an investment in the Strategies are more fully described in the Strategies' prospectus.


(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2000 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
THE STRATEGY VS. ITS BENCHMARK                    -----------------------------
PERIODS ENDED FEBRUARY 28, 2007                      6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy
   Class A                                             7.69%         10.43%
   Class B                                             7.28%          9.61%
   Class C                                             7.28%          9.61%
   Advisor Class*                                      7.80%         10.74%
   Class R*                                            7.47%         10.21%
   Class K*                                            7.73%         10.47%
   Class I*                                            7.86%         10.80%
Composite Benchmark**                                  8.05%         12.24%
S&P 500 Stock Index                                    8.93%         11.96%
Lehman Brothers U.S. Aggregate Index                   3.66%          5.54%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 5.


This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 7


2005 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
THE STRATEGY VS. ITS BENCHMARK                    -----------------------------
PERIODS ENDED FEBRUARY 28, 2007                      6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein 2005 Retirement Strategy
   Class A                                             8.16%         10.59%
   Class B                                             7.74%          9.77%
   Class C                                             7.75%          9.67%
   Advisor Class*                                      8.22%         10.85%
   Class R*                                            8.01%         10.34%
   Class K*                                            8.30%         10.73%
   Class I*                                            8.22%         10.85%
Composite Benchmark**                                  8.97%         13.39%
S&P 500 Stock Index                                    8.93%         11.96%
Lehman Brothers U.S. Aggregate Index                   3.66%          5.54%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 5.


This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2010 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
THE STRATEGY VS. ITS BENCHMARK                    -----------------------------
PERIODS ENDED FEBRUARY 28, 2007                      6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein 2010 Retirement Strategy
   Class A                                             8.75%         11.18%
   Class B                                             8.34%         10.36%
   Class C                                             8.43%         10.46%
   Advisor Class*                                      8.96%         11.49%
   Class R*                                            8.68%         11.10%
   Class K*                                            8.82%         11.25%
   Class I*                                            8.88%         11.51%
Composite Benchmark**                                  9.69%         14.27%
S&P 500 Stock Index                                    8.93%         11.96%
Lehman Brothers U.S. Aggregate Index                   3.66%          5.54%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 5.


This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 9


2015 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
THE STRATEGY VS. ITS BENCHMARK                    -----------------------------
PERIODS ENDED FEBRUARY 28, 2007                      6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein 2015 Retirement Strategy
   Class A                                             9.62%         12.05%
   Class B                                             9.29%         11.41%
   Class C                                             9.20%         11.32%
   Advisor Class*                                      9.80%         12.53%
   Class R*                                            9.52%         11.94%
   Class K*                                            9.64%         12.17%
   Class I*                                            9.69%         12.41%
Composite Benchmark**                                 10.30%         15.04%
S&P 500 Stock Index                                    8.93%         11.96%
Lehman Brothers U.S. Aggregate Index                   3.66%          5.54%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 5.


This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


10 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2020 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
THE STRATEGY VS. ITS BENCHMARK                    -----------------------------
PERIODS ENDED FEBRUARY 28, 2007                      6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein 2020 Retirement Strategy
   Class A                                            10.00%         12.21%
   Class B                                             9.68%         11.49%
   Class C                                             9.68%         11.49%
   Advisor Class*                                     10.20%         12.61%
   Class R*                                            9.94%         12.05%
   Class K*                                           10.17%         12.38%
   Class I*                                           10.15%         12.56%
Composite Benchmark**                                 10.89%         15.78%
S&P 500 Stock Index                                    8.93%         11.96%
Lehman Brothers U.S. Aggregate Index                   3.66%          5.54%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 5.


This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 11


2025 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
THE STRATEGY VS. ITS BENCHMARK                    -----------------------------
PERIODS ENDED FEBRUARY 28, 2007                      6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein 2025 Retirement Strategy
   Class A                                            10.39%         12.55%
   Class B                                            10.05%         11.72%
   Class C                                            10.04%         11.81%
   Advisor Class*                                     10.55%         12.91%
   Class R*                                           10.33%         12.30%
   Class K*                                           10.40%         12.56%
   Class I*                                           10.50%         12.86%
Composite Benchmark**                                 11.35%         16.38%
S&P 500 Stock Index                                    8.93%         11.96%
Lehman Brothers U.S. Aggregate Index                   3.66%          5.54%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 5.


This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


12 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2030 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
THE STRATEGY VS. ITS BENCHMARK                    -----------------------------
PERIODS ENDED FEBRUARY 28, 2007                      6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein 2030 Retirement Strategy
   Class A                                            10.91%         12.92%
   Class B                                            10.52%         12.03%
   Class C                                            10.51%         12.02%
   Advisor Class*                                     11.10%         13.21%
   Class R*                                           10.72%         12.62%
   Class K*                                           10.98%         13.00%
   Class I*                                           11.10%         13.21%
Composite Benchmark**                                 11.65%         16.79%
S&P 500 Stock Index                                    8.93%         11.96%
Lehman Brothers U.S. Aggregate Index                   3.66%          5.54%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 5.


This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 13


2035 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
THE STRATEGY VS. ITS BENCHMARK                    -----------------------------
PERIODS ENDED FEBRUARY 28, 2007                      6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein 2035 Retirement Strategy
   Class A                                            10.68%         12.37%
   Class B                                            10.30%         11.49%
   Class C                                            10.30%         11.40%
   Advisor Class*                                     10.86%         12.55%
   Class R*                                           10.53%         11.92%
   Class K*                                           10.74%         12.34%
   Class I*                                           10.88%         12.57%
Composite Benchmark**                                 11.72%         16.89%
S&P 500 Stock Index                                    8.93%         11.96%
Lehman Brothers U.S. Aggregate Index                   3.66%          5.54%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 5.


This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


14 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2040 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
THE STRATEGY VS. ITS BENCHMARK                    -----------------------------
PERIODS ENDED FEBRUARY 28, 2007                      6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein 2040 Retirement Strategy
   Class A                                            11.03%         12.91%
   Class B                                            10.63%         12.11%
   Class C                                            10.63%         12.11%
   Advisor Class*                                     11.10%         13.28%
   Class R*                                           10.86%         12.75%
   Class K*                                           11.01%         12.99%
   Class I*                                           11.10%         13.18%
Composite Benchmark**                                 11.72%         16.89%
S&P 500 Stock Index                                    8.93%         11.96%
Lehman Brothers U.S. Aggregate Index                   3.66%          5.54%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 5.


This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 15


2045 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
THE STRATEGY VS. ITS BENCHMARK                    -----------------------------
PERIODS ENDED FEBRUARY 28, 2007                      6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein 2045 Retirement Strategy
   Class A                                            10.22%         11.88%
   Class B                                             9.76%         11.13%
   Class C                                             9.76%         11.13%
   Advisor Class*                                     10.28%         12.14%
   Class R*                                           10.04%         11.71%
   Class K*                                           10.13%         11.89%
   Class I*                                           10.36%         12.22%
Composite Benchmark**                                 11.72%         16.89%
S&P 500 Stock Index                                    8.93%         11.96%
Lehman Brothers U.S. Aggregate Index                   3.66%          5.54%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 5.


This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


16 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2000 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007
--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                             10.43%          5.75%
Since Inception*                   11.19%          8.03%

Class B Shares
1 Year                              9.61%          5.61%
Since Inception*                   10.43%          8.51%

Class C Shares
1 Year                              9.61%          8.61%
Since Inception*                   10.43%         10.43%

Advisor Class Shares+
1 Year                             10.74%         10.74%
Since Inception*                   11.54%         11.54%

Class R Shares+
1 Year                             10.21%         10.21%
Since Inception*                   10.97%         10.97%

Class K Shares+
1 Year                             10.47%         10.47%
Since Inception*                   11.29%         11.29%

Class I Shares+
1 Year                             10.80%         10.80%
Since Inception*                   11.59%         11.59%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             5.71%
Since Inception*                                   8.24%

Class B Shares
1 Year                                             5.73%
Since Inception*                                   8.71%

Class C Shares
1 Year                                             8.73%
Since Inception*                                  10.51%

Advisor Class Shares+
1 Year                                            10.85%
Since Inception*                                  11.62%

Class R Shares+
1 Year                                            10.34%
Since Inception*                                  11.09%

Class K Shares+
1 Year                                            10.61%
Since Inception*                                  11.33%

Class I Shares+
1 Year                                            10.84%
Since Inception*                                  11.61%


*  Inception Date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

   This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 17


2005 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007
--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                             10.59%          5.93%
Since Inception*                   11.79%          8.61%

Class B Shares
1 Year                              9.77%          5.77%
Since Inception*                   10.96%          9.04%

Class C Shares
1 Year                              9.67%          8.67%
Since Inception*                   10.89%         10.89%

Advisor Class Shares+
1 Year                             10.85%         10.85%
Since Inception*                   12.04%         12.04%

Class R Shares+
1 Year                             10.34%         10.34%
Since Inception*                   11.48%         11.48%

Class K Shares+
1 Year                             10.73%         10.73%
Since Inception*                   11.82%         11.82%

Class I Shares+
1 Year                             10.85%         10.85%
Since Inception*                   12.04%         12.04%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             5.98%
Since Inception*                                   8.90%

Class B Shares
1 Year                                             5.88%
Since Inception*                                   9.33%

Class C Shares
1 Year                                             8.89%
Since Inception*                                  11.07%

Advisor Class Shares+
1 Year                                            10.95%
Since Inception*                                  12.21%

Class R Shares+
1 Year                                            10.46%
Since Inception*                                  11.63%

Class K Shares+
1 Year                                            10.74%
Since Inception*                                  11.95%

Class I Shares+
1 Year                                            10.95%
Since Inception*                                  12.21%


*  Inception Date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

   This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


18 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2010 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007
--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                             11.18%          6.43%
Since Inception*                   12.75%          9.55%

Class B Shares
1 Year                             10.36%          6.36%
Since Inception*                   11.92%         10.01%

Class C Shares
1 Year                             10.46%          9.46%
Since Inception*                   11.98%         11.98%

Advisor Class Shares+
1 Year                             11.49%         11.49%
Since Inception*                   13.03%         13.03%

Class R Shares+
1 Year                             11.10%         11.10%
Since Inception*                   12.56%         12.56%

Class K Shares+
1 Year                             11.25%         11.25%
Since Inception*                   12.80%         12.80%

Class I Shares+
1 Year                             11.51%         11.51%
Since Inception*                   13.05%         13.05%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             6.47%
Since Inception*                                   9.90%

Class B Shares
1 Year                                             6.36%
Since Inception*                                  10.30%

Class C Shares
1 Year                                             9.45%
Since Inception*                                  12.15%

Advisor Class Shares+
1 Year                                            11.47%
Since Inception*                                  13.20%

Class R Shares+
1 Year                                            10.99%
Since Inception*                                  12.70%

Class K Shares+
1 Year                                            11.23%
Since Inception*                                  12.98%

Class I Shares+
1 Year                                            11.49%
Since Inception*                                  13.21%


*  Inception Date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

   This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 19


2015 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007
--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                             12.05%          7.30%
Since Inception*                   13.97%         10.73%

Class B Shares
1 Year                             11.41%          7.41%
Since Inception*                   13.26%         11.37%

Class C Shares
1 Year                             11.32%         10.32%
Since Inception*                   13.20%         13.20%

Advisor Class Shares+
1 Year                             12.53%         12.53%
Since Inception*                   14.38%         14.38%

Class R Shares+
1 Year                             11.94%         11.94%
Since Inception*                   13.76%         13.76%

Class K Shares+
1 Year                             12.17%         12.17%
Since Inception*                   14.05%         14.05%

Class I Shares+
1 Year                             12.41%         12.41%
Since Inception*                   14.30%         14.30%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             7.04%
Since Inception*                                  11.06%

Class B Shares
1 Year                                             7.08%
Since Inception*                                  11.63%

Class C Shares
1 Year                                            10.08%
Since Inception*                                  13.41%

Advisor Class Shares+
1 Year                                            12.18%
Since Inception*                                  14.51%

Class R Shares+
1 Year                                            11.70%
Since Inception*                                  13.94%

Class K Shares+
1 Year                                            11.92%
Since Inception*                                  14.21%

Class I Shares+
1 Year                                            12.16%
Since Inception*                                  14.50%


*  Inception Date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

   This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


20 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2020 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                             12.21%          7.41%
Since Inception*                   14.86%         11.60%

Class B Shares
1 Year                             11.49%          7.49%
Since Inception*                   14.09%         12.19%

Class C Shares
1 Year                             11.49%         10.49%
Since Inception*                   14.09%         14.09%

Advisor Class Shares+
1 Year                             12.61%         12.61%
Since Inception*                   15.20%         15.20%

Class R Shares+
1 Year                             12.05%         12.05%
Since Inception*                   14.68%         14.68%

Class K Shares+
1 Year                             12.38%         12.38%
Since Inception*                   14.97%         14.97%

Class I Shares+
1 Year                             12.56%         12.56%
Since Inception*                   15.17%         15.17%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             7.23%
Since Inception*                                  11.99%

Class B Shares
1 Year                                             7.14%
Since Inception*                                  12.47%

Class C Shares
1 Year                                            10.04%
Since Inception*                                  14.23%

Advisor Class Shares+
1 Year                                            12.24%
Since Inception*                                  15.40%

Class R Shares+
1 Year                                            11.70%
Since Inception*                                  14.85%

Class K Shares+
1 Year                                            11.92%
Since Inception*                                  15.13%

Class I Shares+
1 Year                                            12.19%
Since Inception*                                  15.37%


*  Inception Date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

   This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 21


2025 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007
--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                             12.55%          7.75%
Since Inception*                   16.92%         13.59%

Class B Shares
1 Year                             11.72%          7.72%
Since Inception*                   16.06%         14.19%

Class C Shares
1 Year                             11.81%         10.81%
Since Inception*                   16.12%         16.12%

Advisor Class Shares+
1 Year                             12.91%         12.91%
Since Inception*                   17.23%         17.23%

Class R Shares+
1 Year                             12.30%         12.30%
Since Inception*                   16.67%         16.67%

Class K Shares+
1 Year                             12.56%         12.56%
Since Inception*                   16.92%         16.92%

Class I Shares+
1 Year                             12.86%         12.86%
Since Inception*                   17.20%         17.20%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             7.39%
Since Inception*                                  13.91%

Class B Shares
1 Year                                             7.37%
Since Inception*                                  14.45%

Class C Shares
1 Year                                            10.35%
Since Inception*                                  16.26%

Advisor Class Shares+
1 Year                                            12.43%
Since Inception*                                  17.36%

Class R Shares+
1 Year                                            11.92%
Since Inception*                                  16.83%

Class K Shares+
1 Year                                            12.18%
Since Inception*                                  17.06%

Class I Shares+
1 Year                                            12.48%
Since Inception*                                  17.39%


*  Inception Date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

   This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


22 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2030 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                             12.92%          8.12%
Since Inception*                   15.91%         12.61%

Class B Shares
1 Year                             12.03%          8.03%
Since Inception*                   14.95%         13.06%

Class C Shares
1 Year                             12.02%         11.02%
Since Inception*                   15.01%         15.01%

Advisor Class Shares+
1 Year                             13.21%         13.21%
Since Inception*                   16.18%         16.18%

Class R Shares+
1 Year                             12.62%         12.62%
Since Inception*                   15.78%         15.78%

Class K Shares+
1 Year                             13.00%         13.00%
Since Inception*                   15.96%         15.96%

Class I Shares+
1 Year                             13.21%         13.21%
Since Inception*                   16.18%         16.18%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             7.65%
Since Inception*                                  13.05%

Class B Shares
1 Year                                             7.64%
Since Inception*                                  13.52%

Class C Shares
1 Year                                            10.63%
Since Inception*                                  15.33%

Advisor Class Shares+
1 Year                                            12.70%
Since Inception*                                  16.49%

Class R Shares+
1 Year                                            12.13%
Since Inception*                                  16.05%

Class K Shares+
1 Year                                            12.40%
Since Inception*                                  16.23%

Class I Shares+
1 Year                                            12.80%
Since Inception*                                  16.49%


*  Inception Date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

   This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 23


2035 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                             12.37%          7.63%
Since Inception*                   16.16%         12.86%

Class B Shares
1 Year                             11.49%          7.49%
Since Inception*                   15.34%         13.46%

Class C Shares
1 Year                             11.40%         10.40%
Since Inception*                   15.28%         15.28%

Advisor Class Shares+
1 Year                             12.55%         12.55%
Since Inception*                   16.42%         16.42%

Class R Shares+
1 Year                             11.92%         11.92%
Since Inception*                   15.78%         15.78%

Class K Shares+
1 Year                             12.34%         12.34%
Since Inception*                   16.21%         16.21%

Class I Shares+
1 Year                             12.57%         12.57%
Since Inception*                   16.44%         16.44%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             6.99%
Since Inception*                                  13.34%

Class B Shares
1 Year                                             7.01%
Since Inception*                                  13.89%

Class C Shares
1 Year                                            10.01%
Since Inception*                                  15.64%

Advisor Class Shares+
1 Year                                            12.05%
Since Inception*                                  16.78%

Class R Shares+
1 Year                                            11.44%
Since Inception*                                  16.12%

Class K Shares+
1 Year                                            11.85%
Since Inception*                                  16.52%

Class I Shares+
1 Year                                            12.07%
Since Inception*                                  16.79%


*  Inception Date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

   This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


24 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2040 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007
--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                             12.91%          8.08%
Since Inception*                   16.96%         13.63%

Class B Shares
1 Year                             12.11%          8.11%
Since Inception*                   16.19%         14.32%

Class C Shares
1 Year                             12.11%         11.11%
Since Inception*                   16.19%         16.19%

Advisor Class Shares+
1 Year                             13.28%         13.28%
Since Inception*                   17.28%         17.28%

Class R Shares+
1 Year                             12.75%         12.75%
Since Inception*                   16.77%         16.77%

Class K Shares+
1 Year                             12.99%         12.99%
Since Inception*                   17.08%         17.08%

Class I Shares+
1 Year                             13.18%         13.18%
Since Inception*                   17.29%         17.29%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             7.43%
Since Inception*                                  14.06%

Class B Shares
1 Year                                             7.43%
Since Inception*                                  14.69%

Class C Shares
1 Year                                            10.43%
Since Inception*                                  16.44%

Advisor Class Shares+
1 Year                                            12.48%
Since Inception*                                  17.52%

Class R Shares+
1 Year                                            12.06%
Since Inception*                                  17.04%

Class K Shares+
1 Year                                            12.30%
Since Inception*                                  17.33%

Class I Shares+
1 Year                                            12.58%
Since Inception*                                  17.58%


*  Inception Date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

   This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 25


2045 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                             11.88%          7.12%
Since Inception*                   16.66%         13.34%

Class B Shares
1 Year                             11.13%          7.13%
Since Inception*                   15.79%         13.91%

Class C Shares
1 Year                             11.13%         10.13%
Since Inception*                   15.79%         15.79%

Advisor Class Shares+
1 Year                             12.14%         12.14%
Since Inception*                   16.91%         16.91%

Class R Shares+
1 Year                             11.71%         11.71%
Since Inception*                   16.40%         16.40%

Class K Shares+
1 Year                             11.89%         11.89%
Since Inception*                   16.66%         16.66%

Class I Shares+
1 Year                             12.22%         12.22%
Since Inception*                   16.97%         16.97%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             6.67%
Since Inception*                                  13.84%

Class B Shares
1 Year                                             6.56%
Since Inception*                                  14.37%

Class C Shares
1 Year                                             9.47%
Since Inception*                                  16.06%

Advisor Class Shares+
1 Year                                            11.55%
Since Inception*                                  17.23%

Class R Shares+
1 Year                                            11.04%
Since Inception*                                  16.69%

Class K Shares+
1 Year                                            11.31%
Since Inception*                                  17.00%

Class I Shares+
1 Year                                            11.55%
Since Inception*                                  17.23%


*  Inception Date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

   This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-6.


26 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2000 Retirement Strategy

                    Beginning              Ending       Expenses   Annualized
                Account Value       Account Value    Paid During      Expense
            September 1, 2006   February 28, 2007        Period*       Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,076.88          $5.46         1.06%
Hypothetical**         $1,000           $1,019.54          $5.31         1.06%

Class B
Actual                 $1,000           $1,072.75          $9.05         1.76%
Hypothetical**         $1,000           $1,016.07          $8.80         1.76%

Class C
Actual                 $1,000           $1,072.75          $9.05         1.76%
Hypothetical**         $1,000           $1,016.07          $8.80         1.76%

Advisor Class
Actual                 $1,000           $1,077.99          $3.92         0.76%
Hypothetical**         $1,000           $1,021.03          $3.81         0.76%

Class R
Actual                 $1,000           $1,074.68          $6.48         1.26%
Hypothetical**         $1,000           $1,018.55          $6.31         1.26%

Class K
Actual                 $1,000           $1,077.27          $5.20         1.01%
Hypothetical**         $1,000           $1,019.79          $5.06         1.01%

Class I
Actual                 $1,000           $1,078.63          $3.92         0.76%
Hypothetical**         $1,000           $1,021.03          $3.81         0.76%


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 27


FUND EXPENSES
(continued from previous page)

2005 Retirement Strategy

                    Beginning              Ending       Expenses   Annualized
                Account Value       Account Value    Paid During      Expense
            September 1, 2006   February 28, 2007        Period*       Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,081.57          $5.47         1.06%
Hypothetical**         $1,000           $1,019.54          $5.31         1.06%

Class B
Actual                 $1,000           $1,077.44          $9.07         1.76%
Hypothetical**         $1,000           $1,016.07          $8.80         1.76%

Class C
Actual                 $1,000           $1,077.50          $9.07         1.76%
Hypothetical**         $1,000           $1,016.07          $8.80         1.76%

Advisor Class
Actual                 $1,000           $1,082.18          $3.92         0.76%
Hypothetical**         $1,000           $1,021.03          $3.81         0.76%

Class R
Actual                 $1,000           $1,080.12          $6.50         1.26%
Hypothetical**         $1,000           $1,018.55          $6.31         1.26%

Class K
Actual                 $1,000           $1,082.98          $5.22         1.01%
Hypothetical**         $1,000           $1,019.79          $5.06         1.01%

Class I
Actual                 $1,000           $1,082.15          $3.92         0.76%
Hypothetical**         $1,000           $1,021.03          $3.81         0.76%


2010 Retirement Strategy

                    Beginning              Ending       Expenses   Annualized
                Account Value       Account Value    Paid During      Expense
            September 1, 2006   February 28, 2007        Period*       Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,087.54          $6.00         1.16%
Hypothetical**         $1,000           $1,019.04          $5.81         1.16%

Class B
Actual                 $1,000           $1,083.41          $9.61         1.86%
Hypothetical**         $1,000           $1,015.57          $9.30         1.86%

Class C
Actual                 $1,000           $1,084.34          $9.61         1.86%
Hypothetical**         $1,000           $1,015.57          $9.30         1.86%

Advisor Class
Actual                 $1,000           $1,089.61          $4.46         0.86%
Hypothetical**         $1,000           $1,020.53          $4.31         0.86%

Class R
Actual                 $1,000           $1,086.78          $7.04         1.36%
Hypothetical**         $1,000           $1,018.05          $6.80         1.36%

Class K
Actual                 $1,000           $1,088.19          $5.75         1.11%
Hypothetical**         $1,000           $1,019.29          $5.56         1.11%

Class I
Actual                 $1,000           $1,088.81          $4.46         0.86%
Hypothetical**         $1,000           $1,020.53          $4.31         0.86%


28 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


FUND EXPENSES
(continued from previous page)

2015 Retirement Strategy

                    Beginning              Ending       Expenses   Annualized
                Account Value       Account Value    Paid During      Expense
            September 1, 2006   February 28, 2007        Period*       Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,096.18          $6.03         1.16%
Hypothetical**         $1,000           $1,019.04          $5.81         1.16%

Class B
Actual                 $1,000           $1,092.89          $9.65         1.86%
Hypothetical**         $1,000           $1,015.57          $9.30         1.86%

Class C
Actual                 $1,000           $1,091.97          $9.65         1.86%
Hypothetical**         $1,000           $1,015.57          $9.30         1.86%

Advisor Class
Actual                 $1,000           $1,098.04          $4.47         0.86%
Hypothetical**         $1,000           $1,020.53          $4.31         0.86%

Class R
Actual                 $1,000           $1,095.15          $7.06         1.36%
Hypothetical**         $1,000           $1,018.05          $6.80         1.36%

Class K
Actual                 $1,000           $1,096.38          $5.77         1.11%
Hypothetical**         $1,000           $1,019.29          $5.56         1.11%

Class I
Actual                 $1,000           $1,096.86          $4.21         0.81%
Hypothetical**         $1,000           $1,020.78          $4.06         0.81%


2020 Retirement Strategy

                    Beginning              Ending       Expenses   Annualized
                Account Value       Account Value    Paid During      Expense
            September 1, 2006   February 28, 2007        Period*       Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,100.03          $6.30         1.21%
Hypothetical**         $1,000           $1,018.79          $6.06         1.21%

Class B
Actual                 $1,000           $1,096.80          $9.93         1.91%
Hypothetical**         $1,000           $1,015.32          $9.54         1.91%

Class C
Actual                 $1,000           $1,096.80          $9.93         1.91%
Hypothetical**         $1,000           $1,015.32          $9.54         1.91%

Advisor Class
Actual                 $1,000           $1,101.95          $4.74         0.91%
Hypothetical**         $1,000           $1,020.28          $4.56         0.91%

Class R
Actual                 $1,000           $1,099.41          $7.34         1.41%
Hypothetical**         $1,000           $1,017.80          $7.05         1.41%

Class K
Actual                 $1,000           $1,101.65          $6.04         1.16%
Hypothetical**         $1,000           $1,019.04          $5.81         1.16%

Class I
Actual                 $1,000           $1,101.51          $4.74         0.91%
Hypothetical**         $1,000           $1,020.28          $4.56         0.91%


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 29


FUND EXPENSES
(continued from previous page)

2025 Retirement Strategy

                    Beginning              Ending       Expenses   Annualized
                Account Value       Account Value    Paid During      Expense
            September 1, 2006   February 28, 2007        Period*       Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,103.87          $6.31         1.21%
Hypothetical**         $1,000           $1,018.79          $6.06         1.21%

Class B
Actual                 $1,000           $1,100.49          $9.95         1.91%
Hypothetical**         $1,000           $1,015.32          $9.54         1.91%

Class C
Actual                 $1,000           $1,100.39          $9.95         1.91%
Hypothetical**         $1,000           $1,015.32          $9.54         1.91%

Advisor Class
Actual                 $1,000           $1,105.46          $4.75         0.91%
Hypothetical**         $1,000           $1,020.28          $4.56         0.91%

Class R
Actual                 $1,000           $1,103.29          $7.35         1.41%
Hypothetical**         $1,000           $1,017.80          $7.05         1.41%

Class K
Actual                 $1,000           $1,103.95          $6.05         1.16%
Hypothetical**         $1,000           $1,019.04          $5.81         1.16%

Class I
Actual                 $1,000           $1,105.03          $4.75         0.91%
Hypothetical**         $1,000           $1,020.28          $4.56         0.91%


2030 Retirement Strategy

                    Beginning              Ending       Expenses   Annualized
                Account Value       Account Value    Paid During      Expense
            September 1, 2006   February 28, 2007        Period*       Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,109.10          $6.33         1.21%
Hypothetical**         $1,000           $1,018.79          $6.06         1.21%

Class B
Actual                 $1,000           $1,105.23          $9.97         1.91%
Hypothetical**         $1,000           $1,015.32          $9.54         1.91%

Class C
Actual                 $1,000           $1,105.13          $9.97         1.91%
Hypothetical**         $1,000           $1,015.32          $9.54         1.91%

Advisor Class
Actual                 $1,000           $1,110.97          $4.76         0.91%
Hypothetical**         $1,000           $1,020.28          $4.56         0.91%

Class R
Actual                 $1,000           $1,107.18          $7.37         1.41%
Hypothetical**         $1,000           $1,017.80          $7.05         1.41%

Class K
Actual                 $1,000           $1,109.83          $6.07         1.16%
Hypothetical**         $1,000           $1,019.04          $5.81         1.16%

Class I
Actual                 $1,000           $1,110.99          $4.76         0.91%
Hypothetical**         $1,000           $1,020.28          $4.56         0.91%


30 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


FUND EXPENSES
(continued from previous page)

2035 Retirement Strategy

                    Beginning              Ending       Expenses   Annualized
                Account Value       Account Value    Paid During      Expense
            September 1, 2006   February 28, 2007        Period*       Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,106.81          $6.32         1.21%
Hypothetical**         $1,000           $1,018.79          $6.06         1.21%

Class B
Actual                 $1,000           $1,102.95          $9.96         1.91%
Hypothetical**         $1,000           $1,015.32          $9.54         1.91%

Class C
Actual                 $1,000           $1,103.03          $9.96         1.91%
Hypothetical**         $1,000           $1,015.32          $9.54         1.91%

Advisor Class
Actual                 $1,000           $1,108.58          $4.76         0.91%
Hypothetical**         $1,000           $1,020.28          $4.56         0.91%

Class R
Actual                 $1,000           $1,105.30          $7.36         1.41%
Hypothetical**         $1,000           $1,017.80          $7.05         1.41%

Class K
Actual                 $1,000           $1,107.44          $6.06         1.16%
Hypothetical**         $1,000           $1,019.04          $5.81         1.16%

Class I
Actual                 $1,000           $1,108.76          $4.76         0.91%
Hypothetical**         $1,000           $1,020.28          $4.56         0.91%


2040 Retirement Strategy

                    Beginning              Ending       Expenses   Annualized
                Account Value       Account Value    Paid During      Expense
            September 1, 2006   February 28, 2007        Period*       Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,110.27          $6.33         1.21%
Hypothetical**         $1,000           $1,018.79          $6.06         1.21%

Class B
Actual                 $1,000           $1,106.26          $9.97         1.91%
Hypothetical**         $1,000           $1,015.32          $9.54         1.91%

Class C
Actual                 $1,000           $1,106.26          $9.97         1.91%
Hypothetical**         $1,000           $1,015.32          $9.54         1.91%

Advisor Class
Actual                 $1,000           $1,110.98          $4.76         0.91%
Hypothetical**         $1,000           $1,020.28          $4.56         0.91%

Class R
Actual                 $1,000           $1,108.62          $7.37         1.41%
Hypothetical**         $1,000           $1,017.80          $7.05         1.41%

Class K
Actual                 $1,000           $1,110.06          $6.07         1.16%
Hypothetical**         $1,000           $1,019.04          $5.81         1.16%

Class I
Actual                 $1,000           $1,111.02          $4.76         0.91%
Hypothetical**         $1,000           $1,020.28          $4.56         0.91%


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 31


FUND EXPENSES
(continued from previous page)

2045 Retirement Strategy

                    Beginning              Ending       Expenses   Annualized
                Account Value       Account Value    Paid During      Expense
            September 1, 2006   February 28, 2007        Period*       Ratio*
-------------------------------------------------------------------------------
Class A
Actual                 $1,000           $1,102.18          $6.31         1.21%
Hypothetical**         $1,000           $1,018.79          $6.06         1.21%

Class B
Actual                 $1,000           $1,097.58          $9.93         1.91%
Hypothetical**         $1,000           $1,015.32          $9.54         1.91%

Class C
Actual                 $1,000           $1,097.58          $9.93         1.91%
Hypothetical**         $1,000           $1,015.32          $9.54         1.91%

Advisor Class
Actual                 $1,000           $1,102.78          $4.74         0.91%
Hypothetical**         $1,000           $1,020.28          $4.56         0.91%

Class R
Actual                 $1,000           $1,100.41          $7.34         1.41%
Hypothetical**         $1,000           $1,017.80          $7.05         1.41%

Class K
Actual                 $1,000           $1,101.29          $6.04         1.16%
Hypothetical**         $1,000           $1,019.04          $5.81         1.16%

Class I
Actual                 $1,000           $1,103.61          $4.75         0.91%
Hypothetical**         $1,000           $1,020.28          $4.56         0.91%


* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**  Assumes 5% return before expenses.


32 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2000 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $5,359


HOLDINGS BREAKDOWN*
[ ]  17.4%   Intermediate Duration Bond Portfolio           [PIE CHART OMITTED]
[ ]  15.1%   Inflation Protected Securities Portfolio
[ ]  12.6%   Short Duration Bond Portfolio
[ ]  12.0%   U.S. Large Cap Growth Portfolio
[ ]  11.9%   U.S. Value Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   6.1%   International Growth Portfolio
[ ]   6.1%   International Value Portfolio
[ ]   4.0%   High Yield Portfolio
[ ]   2.4%   Small-Mid Cap Value Portfolio
[ ]   2.4%   Small-Mid Cap Growth Portfolio


* All data are as of February 28, 2007. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 170-246.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 33


2005 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $13,478


HOLDINGS BREAKDOWN*
[ ]  15.1%   Intermediate Duration Bond Portfolio           [PIE CHART OMITTED]
[ ]  14.7%   Inflation Protected Securities Portfolio
[ ]  14.4%   U.S. Large Cap Growth Portfolio
[ ]  14.4%   U.S. Value Portfolio
[ ]   9.8%   Global Real Estate Investment Portfolio
[ ]   7.5%   International Value Portfolio
[ ]   7.5%   International Growth Portfolio
[ ]   6.3%   High Yield Portfolio
[ ]   3.7%   Short Duration Bond Portfolio
[ ]   3.3%   Small-Mid Cap Value Portfolio
[ ]   3.3%   Small-Mid Cap Growth Portfolio


* All data are as of February 28, 2007. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 170-246.


34 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2010 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $47,696


HOLDINGS BREAKDOWN*
[ ]  16.3%   U.S. Large Cap Growth Portfolio                [PIE CHART OMITTED]
[ ]  16.3%   U.S. Value Portfolio
[ ]  13.0%   Intermediate Duration Bond Portfolio
[ ]  11.2%   Inflation Protected Securities Portfolio
[ ]   9.9%   Global Real Estate Investment Portfolio
[ ]   8.8%   International Growth Portfolio
[ ]   8.8%   International Value Portfolio
[ ]   7.1%   High Yield Portfolio
[ ]   4.3%   Small-Mid Cap Growth Portfolio
[ ]   4.3%   Small-Mid Cap Value Portfolio


* All data are as of February 28, 2007. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 170-246.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 35


2015 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $72,289


HOLDINGS BREAKDOWN*
[ ]  17.9%   U.S. Large Cap Growth Portfolio                [PIE CHART OMITTED]
[ ]  17.8%   U.S. Value Portfolio
[ ]  11.1%   Intermediate Duration Bond Portfolio
[ ]   9.9%   Global Real Estate Investment Portfolio
[ ]   9.9%   International Growth Portfolio
[ ]   9.9%   International Value Portfolio
[ ]   7.1%   High Yield Portfolio
[ ]   6.2%   Inflation Protected Securities Portfolio
[ ]   5.1%   Small-Mid Cap Value Portfolio
[ ]   5.1%   Small-Mid Cap Growth Portfolio


* All data are as of February 28, 2007. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 170-246.


36 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2020 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $81,376


HOLDINGS BREAKDOWN*
[ ]  19.7%   U.S. Large Cap Growth Portfolio                [PIE CHART OMITTED]
[ ]  19.6%   U.S. Value Portfolio
[ ]  11.0%   International Value Portfolio
[ ]  11.0%   International Growth Portfolio
[ ]   9.9%   Global Real Estate Investment Portfolio
[ ]   8.4%   Intermediate Duration Bond Portfolio
[ ]   7.2%   High Yield Portfolio
[ ]   5.8%   Small-Mid Cap Value Portfolio
[ ]   5.7%   Small-Mid Cap Growth Portfolio
[ ]   1.7%   Inflation Protected Securities Portfolio


* All data are as of February 28, 2007. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 170-246.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 37


2025 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $79,264


HOLDINGS BREAKDOWN*
[ ]  21.6%   U.S. Value Portfolio                           [PIE CHART OMITTED]
[ ]  21.5%   U.S. Large Cap Growth Portfolio
[ ]  12.0%   International Growth Portfolio
[ ]  12.0%   International Value Portfolio
[ ]   9.9%   Global Real Estate Investment Portfolio
[ ]   6.4%   Small-Mid Cap Growth Portfolio
[ ]   6.5%   Small-Mid Cap Value Portfolio
[ ]   6.0%   High Yield Portfolio
[ ]   4.1%   Intermediate Duration Bond Portfolio


* All data are as of February 28, 2007. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 170-246.


38 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2030 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $46,594


HOLDINGS BREAKDOWN*
[ ]  23.3%   U.S. Large Cap Growth Portfolio                [PIE CHART OMITTED]
[ ]  23.3%   U.S. Value Portfolio
[ ]  13.1%   International Growth Portfolio
[ ]  13.1%   International Value Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   7.2%   Small-Mid Cap Growth Portfolio
[ ]   7.2%   Small-Mid Cap Value Portfolio
[ ]   2.0%   High Yield Portfolio
[ ]   0.8%   Intermediate Duration Bond Portfolio


* All data are as of February 28, 2007. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 170-246.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 39


2035 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $34,241


HOLDINGS BREAKDOWN*
[ ]  24.1%   U.S. Large Cap Growth Portfolio                [PIE CHART OMITTED]
[ ]  24.0%   U.S. Value Portfolio
[ ]  13.5%   International Growth Portfolio
[ ]  13.5%   International Value Portfolio
[ ]   9.9%   Global Real Estate Investment Portfolio
[ ]   7.5%   Small-Mid Cap Value Portfolio
[ ]   7.5%   Small-Mid Cap Growth Portfolio


* All data are as of February 28, 2007. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 170-246.


40 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2040 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $16,527


HOLDINGS BREAKDOWN*
[ ]  24.0%   U.S. Large Cap Growth Portfolio                [PIE CHART OMITTED]
[ ]  24.0%   U.S. Value Portfolio
[ ]  13.5%   International Growth Portfolio
[ ]  13.5%   International Value Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   7.5%   Small-Mid Cap Growth Portfolio
[ ]   7.5%   Small-Mid Cap Value Portfolio


* All data are as of February 28, 2007. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 170-246.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 41


2045 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($thousand): $15,036


HOLDINGS BREAKDOWN*
[ ]  24.0%   U.S. Large Cap Growth Portfolio                [PIE CHART OMITTED]
[ ]  24.0%   U.S. Value Portfolio
[ ]  13.5%   International Growth Portfolio
[ ]  13.5%   International Value Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   7.5%   Small-Mid Cap Value Portfolio
[ ]   7.5%   Small-Mid Cap Growth Portfolio


* All data are as of February 28, 2007. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 170-246.


42 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF NET ASSETS
February 28, 2007 (unaudited)

                                                                2000 Retirement
                                                                    Strategy
                                                                 --------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein Intermediate Duration Bond
    (shares of 94,832)                                           $      946,423
  AllianceBernstein Inflation Protected Securities
    (shares of 84,367)                                                  817,516
  AllianceBernstein Short Duration Bond (shares of 68,653)              684,467
  AllianceBernstein U.S. Large Cap Growth (shares of 55,874)            648,144
  AllianceBernstein U.S. Value (shares of 53,062)                       646,299
  AllianceBernstein Global Real Estate Investment
    (shares of 35,963)                                                  540,880
  AllianceBernstein International Growth (shares of 25,232)             332,300
  AllianceBernstein International Value (shares of 23,283)              331,310
  AllianceBernstein High Yield (shares of 20,713)                       215,626
  AllianceBernstein Small-Mid Cap Value (shares of 10,526)              131,264
  AllianceBernstein Small-Mid Cap Growth (shares of 9,876)              130,560
    Total Investments (cost $5,299,355)                               5,424,789
Receivable for shares of capital stock sold                             131,130
Receivable for investments sold                                             385
Total assets                                                          5,556,304

Liabilities
Registration fee payable                                                116,227
Advisory fee payable                                                     30,048
Audit fee payable                                                        21,551
Custody fee payable                                                      11,417
Payable for capital stock redeemed                                        4,854
Distribution fee payable                                                  1,127
Transfer Agent fee payable                                                1,500
Accrued expenses and other liabilities                                   10,919
Total liabilities                                                       197,643
Net Assets                                                       $    5,358,661

Composition of Net Assets
Capital stock, at par                                            $          472
Additional paid-in capital                                            5,213,235
Distributions in excess of net investment income                        (12,818)
Accumulated net realized gain on investment transactions                 32,338
Net unrealized appreciation of investments                              125,434
                                                                 $    5,358,661

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                         Shares         Net Asset
Class                Net Assets       Outstanding         Value
-----------------------------------------------------------------------
A                   $ 2,135,081          186,478         $ 11.45*
B                   $    52,213            4,591         $ 11.37
C                   $    93,430            8,215         $ 11.37
Advisor             $    11,774            1,025         $ 11.49
R                   $    15,611         1,382.17         $ 11.29
K                   $ 3,038,310          269,377         $ 11.28
I                   $    12,242         1,080.97         $ 11.33


* The maximum offering price per share for Class A shares was $11.96 which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 43


STATEMENT OF NET ASSETS
February 28, 2007 (unaudited)

                                                                2005 Retirement
                                                                    Strategy
                                                                 --------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein Intermediate Duration Bond
    (shares of 206,049)                                          $    2,056,369
  AllianceBernstein Inflation Protected Securities
    (shares of 206,936)                                               2,005,214
  AllianceBernstein U.S. Large Cap Growth (shares of 168,356)         1,952,929
  AllianceBernstein U.S. Value (shares of 160,253)                    1,951,878
  AllianceBernstein Global Real Estate Investment
    (shares of 88,689)                                                1,333,888
  AllianceBernstein International Value (shares of 71,752)            1,021,038
  AllianceBernstein International Growth (shares of 77,507)           1,020,773
  AllianceBernstein High Yield (shares of 82,092)                       854,582
  AllianceBernstein Short Duration Bond (shares of 50,009)              498,593
  AllianceBernstein Small-Mid Cap Value (shares of 36,083)              449,961
  AllianceBernstein Small-Mid Cap Growth (shares of 33,718)             445,755
    Total investments (cost $13,143,733)                             13,590,980
Receivable for capital stock sold                                         3,495
Total assets                                                         13,594,475

Liabilities
Advisory fee payable                                                     34,150
Registration fee payable                                                 22,076
Audit fee payable                                                        21,551
Custody fee payable                                                      11,417
Printing fee payable                                                      9,058
Transfer Agent fee payable                                                1,500
Distribution fee payable                                                  3,444
Payable for capital stock redeemed                                        3,288
Payable for investments purchased                                         1,729
Accrued expenses and other liabilities                                    7,939
Total liabilities                                                       116,152
Net Assets                                                       $   13,478,323

Composition of Net Assets
Capital stock, at par                                            $        1,173
Additional paid-in capital                                           12,780,223
Distributions in excess of net investment income                        (62,342)
Accumulated net realized gain on investment transactions                312,022
Net unrealized appreciation of investments                              447,247
                                                                 $   13,478,323

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                          Shares         Net Asset
Class                Net Assets        Outstanding         Value
-----------------------------------------------------------------------
A                   $ 9,449,112           821,265         $ 11.51*
B                   $   525,688            46,017         $ 11.42
C                   $   391,104            34,270         $ 11.41
Advisor             $    11,852             1,028         $ 11.53
R                   $    79,676             6,955         $ 11.46
K                   $ 2,999,777           261,384         $ 11.48
I                   $    21,114          1,835.49         $ 11.50


* The maximum offering price per share for Class A shares was $12.02 which reflects a sales charge of 4.25%.

See notes to financial statements.


44 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF NET ASSETS
February 28, 2007 (unaudited)

                                                                2010 Retirement
                                                                    Strategy
                                                                 --------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth (shares of 664,039)    $    7,702,856
  AllianceBernstein U.S. Value (shares of 632,418)                    7,702,856
  AllianceBernstein Intermediate Duration Bond
    (shares of 613,852)                                               6,126,239
  AllianceBernstein Inflation Protected Securities
    (shares of 544,493)                                               5,276,136
  AllianceBernstein Global Real Estate Investment
    (shares of 311,521)                                               4,685,282
  AllianceBernstein International Growth (shares of 314,583)          4,143,062
  AllianceBernstein International Value (shares of 291,150)           4,143,062
  AllianceBernstein High Yield (shares of 319,638)                    3,327,431
  AllianceBernstein Small-Mid Cap Growth (shares of 152,899)          2,021,331
  AllianceBernstein Small-Mid Cap Value (shares of 162,095)           2,021,331
    Total investments (cost $45,512,806)                             47,149,586
Receivable for capital stock sold                                       999,057
Total assets                                                         48,148,643

Liabilities
Payable for investments purchased                                       294,531
Advisory fee payable                                                     56,007
Registration fee payable                                                 23,033
Payable for capital stock redeemed                                       15,010
Distribution fee payable                                                 11,100
Transfer Agent fee payable                                                1,500
Accrued expenses and other liabilities                                   51,932
Total liabilities                                                       453,113
Net Assets                                                       $   47,695,530

Composition of Net Assets
Capital stock, at par                                            $        4,082
Additional paid-in capital                                           45,648,392
Distributions in excess of net investment income                       (245,603)
Accumulated net realized gain on investment transactions                651,879
Net unrealized appreciation of investments                            1,636,780
                                                                 $   47,695,530

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                          Shares         Net Asset
Class               Net Assets         Outstanding         Value
-----------------------------------------------------------------------
A                  $ 27,200,810         2,327,425         $ 11.69*
B                  $    949,681            81,789         $ 11.61
C                  $  1,610,124           138,603         $ 11.62
Advisor            $    415,412            35,448         $ 11.72
R                  $  1,975,829           169,231         $ 11.68
K                  $ 12,881,037         1,101,704         $ 11.69
I                  $  2,662,637           227,398         $ 11.71


* The maximum offering price per share for Class A shares was $12.21 which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 45


STATEMENT OF NET ASSETS
February 28, 2007 (unaudited)

                                                                2015 Retirement
                                                                    Strategy
                                                                 --------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth
    (shares of 1,106,732)                                        $   12,838,089
  AllianceBernstein U.S. Value (shares of 1,051,030)                 12,801,545
  AllianceBernstein Intermediate Duration Bond
    (shares of 794,579)                                               7,929,901
  AllianceBernstein Global Real Estate Investment
    (shares of 473,586)                                               7,122,728
  AllianceBernstein International Growth (shares of 540,830)          7,122,728
  AllianceBernstein International Value (shares of 500,543)           7,122,728
  AllianceBernstein High Yield (shares of 489,278)                    5,093,385
  AllianceBernstein Inflation Protected Securities
    (shares of 455,521)                                               4,413,996
  AllianceBernstein Small-Mid Cap Value (shares of 295,290)           3,682,269
  AllianceBernstein Small-Mid Cap Growth (shares of 278,076)          3,676,159
    Total Investments (cost $69,322,671)                             71,803,528
Receivable for shares of capital stock sold                             898,887
Total assets                                                         72,702,415

Liabilities
Payable for capital stock redeemed                                      138,244
Payable for investments purchased                                       114,057
Advisory fee payable                                                     68,008
Registration fee payable                                                 23,065
Audit fee payable                                                        21,551
Distribution fee payable                                                 16,613
Transfer Agent fee payable                                                1,500
Accrued expenses and other liabilities                                   29,970
Total liabilities                                                       413,008
Net Assets                                                       $   72,289,407

Composition of Net Assets
Capital stock, at par                                            $        6,069
Additional paid-in capital                                           69,244,741
Distributions in excess of net investment income                       (377,427)
Accumulated net realized gain on investment transactions                935,167
Net unrealized appreciation of investments                            2,480,857
                                                                 $   72,289,407

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                          Shares         Net Asset
Class               Net Assets         Outstanding         Value
-----------------------------------------------------------------------
A                  $ 36,587,858         3,072,055         $ 11.91*
B                  $  2,574,083           217,295         $ 11.85
C                  $  1,181,021            99,718         $ 11.84
Advisor            $    339,453            28,393         $ 11.96
R                  $  2,071,889           174,273         $ 11.89
K                  $ 26,147,473         2,193,508         $ 11.92
I                  $  3,387,630           283,644         $ 11.94


* The maximum offering price per share for Class A shares was $12.44 which reflects a sales charge of 4.25%.

See notes to financial statements.


46 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF NET ASSETS
February 28, 2007 (unaudited)

                                                                2020 Retirement
                                                                    Strategy
                                                                 --------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth
    (shares of 1,375,284)                                        $   15,953,296
  AllianceBernstein U.S. Value (shares of 1,307,436)                 15,924,571
  AllianceBernstein International Value (shares of 629,013)           8,950,851
  AllianceBernstein International Growth (shares of 679,463)          8,948,532
  AllianceBernstein Global Real Estate Investment
    (shares of 534,504)                                               8,038,937
  AllianceBernstein Intermediate Duration Bond
    (shares of 687,646)                                               6,862,703
  AllianceBernstein High Yield (shares of 558,311)                    5,812,018
  AllianceBernstein Small-Mid Cap Value (shares of 375,480)           4,682,242
  AllianceBernstein Small-Mid Cap Growth (shares of 350,394)          4,632,207
  AllianceBernstein Inflation Protected Securities
    (shares of 138,792)                                               1,344,893
    Total investments (cost $78,257,542)                             81,150,250
Receivable for capital stock sold                                       459,780
Total assets                                                         81,610,030

Liabilities
Advisory fee payable                                                     77,351
Payable for investments purchased                                        45,812
Registration fee payable                                                 23,183
Audit fee payable                                                        21,551
Distribution fee payable                                                 17,994
Payable for capital stock redeemed                                       14,827
Transfer Agent fee payable                                                1,500
Accrued expenses and other liabilities                                   31,754
Total liabilities                                                       233,972
Net Assets                                                       $   81,376,058

Composition of Net Assets
Capital stock, at par                                            $        6,744
Additional paid-in capital                                           77,831,875
Distributions in excess of net investment income                       (452,724)
Accumulated net realized gain on investment transactions              1,097,455
Net unrealized appreciation of investments                            2,892,708
                                                                 $   81,376,058

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                          Shares         Net Asset
Class               Net Assets         Outstanding         Value
-----------------------------------------------------------------------
A                  $ 43,605,100         3,614,518         $ 12.06*
B                  $  2,096,223           174,862         $ 11.99
C                  $  1,019,438            85,034         $ 11.99
Advisor            $    440,493            36,396         $ 12.10
R                  $  2,343,848           194,885         $ 12.03
K                  $ 26,605,280         2,202,495         $ 12.08
I                  $  5,265,676           435,439         $ 12.09


* The maximum offering price per share for Class A shares was $12.60 which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 47


STATEMENT OF NET ASSETS
February 28, 2007 (unaudited)

                                                                2025 Retirement
                                                                    Strategy
                                                                 --------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Value (shares of 1,408,040)             $   17,149,929
  AllianceBernstein U.S. Large Cap Growth
    (shares of 1,469,965)                                            17,051,590
  AllianceBernstein International Growth (shares of 725,087)          9,549,391
  AllianceBernstein International Value (shares of 671,075)           9,549,391
  AllianceBernstein Global Real Estate Investment
    (shares of 524,085)                                               7,882,237
  AllianceBernstein Small-Mid Cap Value (shares of 410,618)           5,120,402
  AllianceBernstein Small-Mid Cap Growth (shares of 383,052)          5,063,949
  AllianceBernstein High Yield (shares of 454,392)                    4,730,219
  AllianceBernstein Intermediate Duration Bond
    (shares of 329,784)                                               3,291,244
    Total investments (cost $76,369,837)                             79,388,352
Receivable for capital stock sold                                       387,387
Total assets                                                         79,775,739

Liabilities
Payable for investments purchased                                       182,205
Payable for shares of capital stock redeemed                            150,198
Advisory fee payable                                                     80,246
Distribution fee payable                                                 17,575
Transfer Agent fee payable                                                1,500
Accrued expenses and other liabilities                                   79,919
Total liabilities                                                       511,643
Net Assets                                                       $   79,264,096

Composition of Net Assets
Capital stock, at par                                            $        6,395
Additional paid-in capital                                           75,368,462
Distributions in excess of net investment income                       (563,403)
Accumulated net realized gain on investment transactions              1,434,127
Net unrealized appreciation of investments                            3,018,515
                                                                 $   79,264,096

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                          Shares         Net Asset
Class               Net Assets         Outstanding         Value
-----------------------------------------------------------------------
A                  $ 43,843,211         3,538,021         $ 12.39*
B                  $  1,204,514            97,963         $ 12.30
C                  $    843,391            68,520         $ 12.31
Advisor            $    304,557            24,505         $ 12.43
R                  $  1,476,731           119,170         $ 12.39
K                  $ 28,743,056         2,317,836         $ 12.40
I                  $  2,848,636           229,280         $ 12.42


* The maximum offering price per share for Class A shares was $12.94 which reflects a sales charge of 4.25%.

See notes to financial statements.


48 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF NET ASSETS
February 28, 2007 (unaudited)

                                                                2030 Retirement
                                                                    Strategy
                                                                 --------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth (shares of 936,791)    $   10,866,779
  AllianceBernstein U.S. Value (shares of 892,182)                   10,866,779
  AllianceBernstein International Growth (shares of 463,821)          6,108,516
  AllianceBernstein International Value (shares of 429,270)           6,108,516
  AllianceBernstein Global Real Estate Investment
    (shares of 309,999)                                               4,662,378
  AllianceBernstein Small-Mid Cap Growth (shares
    of 253,872)                                                       3,356,188
  AllianceBernstein Small-Mid Cap Value (shares
    of 269,141)                                                       3,356,188
  AllianceBernstein High Yield (shares of 90,730)                       944,495
  AllianceBernstein Intermediate Duration Bond
    (shares of 38,055)                                                  379,793
    Total investments (cost $44,902,259)                             46,649,632
Receivable for capital stock sold                                       434,338
Total assets                                                         47,083,970

Liabilities
Payable for investments purchased                                       323,493
Advisory fee payable                                                     56,213
Payable for capital stock redeemed                                       23,266
Distribution fee payable                                                 10,146
Transfer Agent fee payable                                                1,500
Accrued expenses and other liabilities                                   75,850
Total liabilities                                                       490,468
Net Assets                                                       $   46,593,502

Composition of Net Assets
Capital stock, at par                                            $        3,809
Additional paid-in capital                                           44,381,969
Distributions in excess of net investment income                       (335,507)
Accumulated net realized gain on investment transactions                795,858
Net unrealized appreciation of investments                            1,747,373
                                                                 $   46,593,502

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                          Shares         Net Asset
Class               Net Assets         Outstanding         Value
-----------------------------------------------------------------------
A                  $ 24,061,099         1,966,558         $ 12.24*
B                  $  1,021,038            84,093         $ 12.14
C                  $    751,629            61,856         $ 12.15
Advisor            $    323,565            26,367         $ 12.27
R                  $  1,428,272           116,777         $ 12.23
K                  $ 16,024,281         1,309,550         $ 12.24
I                  $  2,983,618           243,434         $ 12.26


* The maximum offering price per share for Class A shares was $12.78 which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 49


STATEMENT OF NET ASSETS
February 28, 2007 (unaudited)

                                                                2035 Retirement
                                                                    Strategy
                                                                 --------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth (shares of 708,895)    $    8,223,178
  AllianceBernstein U.S. Value (shares of 673,216)                    8,199,770
  AllianceBernstein International Growth (shares of 349,455)          4,602,319
  AllianceBernstein International Value (shares of 323,424)           4,602,318
  AllianceBernstein Global Real Estate Investment
    (shares of 226,550)                                               3,407,307
  AllianceBernstein Small-Mid Cap Value (shares of 204,858)           2,554,573
  AllianceBernstein Small-Mid Cap Growth
    (shares of 193,171)                                               2,553,727
    Total investments (cost $32,767,635)                             34,143,192
Receivable for capital stock sold                                       278,249
Total assets                                                         34,421,441

Liabilities
Advisory fee payable                                                     48,338
Payable for investments purchased                                        34,878
Registration fee payable                                                 23,124
Audit fee payable                                                        21,551
Payable for capital stock redeemed                                       18,328
Custody fee payable                                                      11,417
Distribution fee payable                                                  7,797
Transfer Agent fee payable                                                1,500
Accrued expenses and other liabilities                                   13,793
Total liabilities                                                       180,726
Net Assets                                                       $   34,240,715

Composition of Net Assets
Capital stock, at par                                            $        2,788
Additional paid-in capital                                           32,503,077
Distributions in excess of net investment income                       (283,946)
Accumulated net realized gain on investment transactions                643,239
Net unrealized appreciation of investments                            1,375,557
                                                                 $   34,240,715

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                          Shares         Net Asset
Class               Net Assets         Outstanding         Value
-----------------------------------------------------------------------
A                  $ 20,402,249         1,660,645         $ 12.29*
B                  $    618,027            50,626         $ 12.21
C                  $    718,989            58,917         $ 12.20
Advisor            $    394,554            32,018         $ 12.32
R                  $  1,102,041            90,000         $ 12.24
K                  $  8,966,921           729,888         $ 12.29
I                  $  2,037,934           165,514         $ 12.31


* The maximum offering price per share for Class A shares was $12.84 which reflects a sales charge of 4.25%.

See notes to financial statements.


50 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF NET ASSETS
February 28, 2007 (unaudited)

                                                                2040 Retirement
                                                                    Strategy
                                                                 --------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth (shares of 344,034)    $    3,990,799
  AllianceBernstein U.S. Value (shares of 327,652)                    3,990,799
  AllianceBernstein International Growth (shares of 170,450)          2,244,824
  AllianceBernstein International Value (shares of 157,753)           2,244,824
  AllianceBernstein Global Real Estate Investment
    (shares of 110,561)                                               1,662,832
  AllianceBernstein Small-Mid Cap Growth (shares of 94,336)           1,247,125
  AllianceBernstein Small-Mid Cap Value (shares of 100,010)           1,247,125
    Total investments (cost $16,107,828)                             16,628,328
Receivable for capital stock sold                                       186,811
Total assets                                                         16,815,139

Liabilities
Payable for investments purchased                                       143,728
Advisory fee payable                                                     36,669
Payable for capital stock redeemed                                       33,919
Audit fee payable                                                        21,551
Registration fee payable                                                 23,040
Distribution fee payable                                                  3,693
Transfer Agent fee payable                                                1,500
Accrued expenses and other liabilities                                   23,687
Total liabilities                                                       287,787
Net Assets                                                       $   16,527,352

Composition of Net Assets
Capital stock, at par                                            $        1,333
Additional paid-in capital                                           15,854,995
Distributions in excess of net investment income                       (122,900)
Accumulated net realized gain on investment transactions                273,424
Net unrealized appreciation of investments                              520,500
                                                                 $   16,527,352


Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                          Shares         Net Asset
Class               Net Assets         Outstanding         Value
-----------------------------------------------------------------------
A                   $ 9,344,361           752,930         $ 12.41*
B                   $   712,478            57,708         $ 12.35
C                   $   242,963            19,680         $ 12.35
Advisor             $   103,309             8,300         $ 12.45
R                   $   389,667            31,506         $ 12.37
K                   $ 3,674,697           296,640         $ 12.39
I                   $ 2,059,877           165,926         $ 12.41


* The maximum offering price per share for Class A shares was $12.96 which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 51


STATEMENT OF NET ASSETS
February 28, 2007 (unaudited)

                                                                2045 Retirement
                                                                    Strategy
                                                                 --------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth (shares of 313,097)    $    3,631,931
  AllianceBernstein U.S. Value (shares of 297,703)                    3,626,026
  AllianceBernstein International Growth (shares of 154,357)          2,032,886
  AllianceBernstein International Value (shares of 142,859)           2,032,886
  AllianceBernstein Global Real Estate Investment
    (shares of 100,047)                                               1,504,703
  AllianceBernstein Small-Mid Cap Value (shares of 90,986)            1,134,592
  AllianceBernstein Small-Mid Cap Growth (shares of 85,320)           1,127,933
    Total investments (cost $14,453,528)                             15,090,957
Receivable for capital stock sold                                        81,115
Total assets                                                         15,172,072

Liabilities
Advisory fee payable                                                     37,103
Registration fee payable                                                 23,012
Audit fee payable                                                        21,551
Payable for capital stock redeemed                                       18,342
Custody fee payable                                                      11,417
Printing fee payable                                                      7,274
Payable for investments purchased                                         7,258
Distribution fee payable                                                  3,530
Transfer Agent fee payable                                                1,500
Accrued expenses and other liabilities                                    5,269
Total liabilities                                                       136,256
Net Assets                                                       $   15,035,816

Composition of Net Assets
Capital stock, at par                                            $        1,215
Additional paid-in capital                                           14,176,505
Distributions in excess of net investment income                       (151,249)
Accumulated net realized gain on investment transactions                371,916
Net unrealized appreciation of investments                              637,429
                                                                 $   15,035,816

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                          Shares         Net Asset
Class               Net Assets         Outstanding         Value
-----------------------------------------------------------------------
A                  $ 10,671,532           861,886         $ 12.38*
B                  $    277,499            22,572         $ 12.29
C                  $    237,723            19,342         $ 12.29
Advisor            $    307,570            24,776         $ 12.41
R                  $    428,062            34,701         $ 12.34
K                  $  2,633,693           213,008         $ 12.36
I                  $    479,737            38,728         $ 12.39


* The maximum offering price per share for Class A shares was $12.93 which reflects a sales charge of 4.25%.

See notes to financial statements.


52 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF OPERATIONS
Six Months Ended February 28, 2007 (unaudited)

                                       2000            2005            2010
                                    Retirement      Retirement      Retirement
                                     Strategy        Strategy        Strategy
                                  -------------   -------------   -------------
Investment Income
Income distributions from
  Underlying Portfolios           $      55,109   $     178,981   $     533,620

Expenses
Advisory fee                              8,017          26,740          91,426
Distribution fee--Class A                 2,568          11,469          30,638
Distribution fee--Class B                   209           2,348           3,918
Distribution fee--Class C                   268           1,150           5,733
Distribution fee--Class R                    34             101           1,712
Distribution fee--Class K                 1,340           1,636           7,769
Transfer agency--Class A                 16,069          19,213          22,223
Transfer agency--Class B                    417           1,171             819
Transfer agency--Class C                    587             637           1,217
Transfer agency--Advisor Class              103              28             339
Transfer agency--Class R                      7              38             827
Transfer agency--Class K                  1,048           1,261           6,187
Transfer agency--Class I                      3               6             465
Registration                             34,282          34,382          34,982
Custodan                                 34,000          34,000          34,000
Administrative fee                       20,815          20,815          20,815
Audit                                    16,731          16,730          16,731
Legal                                     9,564           9,476           9,467
Printing                                  8,402           8,402           8,402
Directors' fees                           1,642           1,642           1,642
Miscellaneous                             3,701           3,702           3,701
Total expenses                          159,807         194,947         303,013
Less: expenses waived and
  reimbursed by the Adviser
  (see Note B)                         (144,089)       (140,847)       (121,367)
Less: expense offset arrangement
  (see Note B)                             (221)           (446)           (832)
Net expenses                             15,497          53,654         180,814
Net investment income                    39,612         125,327         352,806

Realized and Unrealized
Gain on Investment Transactions
Net realized gain on:
  Sale of Underlying Portfolio
    shares                                4,649         189,391          86,865
  Net realized gain distributions
    from Underlying Portfolios           38,594         163,086         611,489
Net change in unrealized
  appreciation/depreciation
  of investments                         98,621         220,592       1,194,497
Net gain on investment
  transactions                          141,864         573,069       1,892,851

Net Increase in Net Assets
  from Operations                 $     181,476   $     698,396   $   2,245,657


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 53


                                       2015            2020            2025
                                    Retirement      Retirement      Retirement
                                     Strategy        Strategy        Strategy
                                  -------------   -------------   -------------
Investment Income
Income distributions from
  Underlying Portfolios           $     687,799   $     685,758   $     667,085

Expenses
Advisory fee                            136,574         164,982         173,113
Distribution fee--Class A                42,872          50,549          52,521
Distribution fee--Class B                 9,852           7,670           4,368
Distribution fee--Class C                 3,165           3,677           2,942
Distribution fee--Class R                 2,776           2,502           1,736
Distribution fee--Class K                15,069          14,489          18,334
Transfer agency--Class A                 22,889          25,787          27,818
Transfer agency--Class B                  1,598           1,210             701
Transfer agency--Class C                    547             572             470
Transfer agency--Advisor Class              164             249             220
Transfer agency--Class R                  1,454           1,283             720
Transfer agency--Class K                 11,871          11,402          14,690
Transfer agency--Class I                    543           1,029             642
Registration                             36,582          36,032          35,282
Custodian                                34,000          34,000          34,000
Administrative fee                       20,815          20,815          20,815
Audit                                    16,730          16,730          16,730
Printing                                  9,527           8,777           8,402
Legal                                     9,494           9,514           9,529
Directors' fees                           1,642           1,642           1,642
Miscellaneous                             3,701           3,701           3,701
Total expenses                          381,865         416,612         428,376
Less: expenses waived and
  reimbursed by the Adviser
  (see Note B)                         (111,293)       (105,108)       (104,464)
Less: expense offset arrangement
  (see Note B)                           (1,319)         (1,643)         (1,654)
Net expenses                            269,253         309,861         322,258
Net investment income                   418,546         375,897         344,827

Realized and Unrealized Gain
on Investment Transactions
Net realized gain on:
  Sale of Underlying Portfolio
    shares                               91,375          45,064         111,203
  Net realized gain distributions
    from Underlying Portfolios          928,624       1,098,611       1,361,118
Net change in unrealized
  appreciation/depreciation
  of investments                      2,044,573       2,458,726       2,682,660
Net gain on investment
  transactions                        3,064,572       3,602,401       4,154,981

Net Increase in Net Assets
  from Operations                 $   3,483,118   $   3,978,298   $   4,499,808


See notes to financial statements.


54 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                       2030            2035            2040
                                    Retirement      Retirement      Retirement
                                     Strategy        Strategy        Strategy
                                  -------------   -------------   -------------
Investment Income
Income distributions from
  Underlying Portfolios           $     314,783   $     231,756   $      99,195

Expenses
Advisory fee                             95,424          73,632          31,393
Distribution fee--Class A                27,630          23,792           9,468
Distribution fee--Class B                 3,275           2,428           3,057
Distribution fee--Class C                 1,662           2,565             988
Distribution fee--Class R                 2,184           1,856             633
Distribution fee--Class K                 9,436           4,869           1,998
Transfer agency--Class A                 25,353          23,783          20,916
Transfer agency--Class B                    954             741           1,926
Transfer agency--Class C                    488             775             625
Transfer agency--Advisor Class              376             521             415
Transfer agency--Class R                    986             911             343
Transfer agency--Class K                  7,688           4,004           1,780
Transfer agency--Class I                    748             483             382
Registration                             34,782          34,682          34,382
Custodian                                34,000          34,000          34,000
Administrative fee                       20,815          20,815          20,815
Audit                                    16,730          16,730          16,730
Legal                                     9,516           9,494           9,434
Printing                                  8,402           8,402           8,402
Directors' fees                           1,642           1,642           1,642
Miscellaneous                             3,701           3,702           3,701
Total expenses                          305,792         269,827         203,030
Less: expenses waived and
  reimbursed by the Adviser
  (see Note B)                         (126,518)       (129,713)       (141,559)
Less: expense offset arrangement
  (see Note B)                           (1,494)         (1,520)         (1,377)
Net expenses                            177,780         138,594          60,094
Net investment income                   137,003          93,162          39,101

Realized and Unrealized Gain
on Investment Transactions
Net realized gain on:
  Sale of Underlying Portfolio
    shares                               68,884          36,913          31,204
  Net realized gain distributions
    from Underlying Portfolios          764,893         645,587         272,541
Net change in unrealized
  appreciation/depreciation
  of investments                      1,487,250       1,194,729         439,937
Net gain on investment
  transactions                        2,321,027       1,877,229         743,682

Net Increase in Net Assets
  from Operations                 $   2,458,030   $   1,970,391   $     782,783


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 55


                                                                       2045
                                                                    Retirement
                                                                     Strategy
                                                                  -------------
Investment Income
Income distributions from Underlying Portfolios                   $     109,627

Expenses
Advisory fee                                                             35,497
Distribution fee--Class A                                                12,688
Distribution fee--Class B                                                   984
Distribution fee--Class C                                                   914
Distribution fee--Class R                                                   792
Distribution fee--Class K                                                 1,566
Transfer agency--Class A                                                 21,626
Transfer agency--Class B                                                    557
Transfer agency--Class C                                                    512
Transfer agency--Advisor Class                                              752
Transfer agency--Class R                                                    405
Transfer agency--Class K                                                  1,383
Transfer agency--Class I                                                    149
Registration                                                             34,282
Custodian                                                                34,000
Administrative fee                                                       20,815
Audit                                                                    16,730
Legal                                                                     9,074
Printing                                                                  8,402
Directors' fees                                                           1,642
Miscellaneous                                                             3,701
Total expenses                                                          206,471
Less: expenses waived and reimbursed by the Adviser
  (see Note B)                                                         (138,454)
Less: expense offset arrangement
  (see Note B)                                                           (1,377)
Net expenses                                                             66,640
Net investment income                                                    42,987

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
  Sale of Underlying Portfolio shares                                    38,309
  Net realized gain distributions from Underlying Portfolios            355,190
Net change in unrealized appreciation/depreciation of
  investments in Underlying Portfolios                                  570,187
Net gain on investment transactions                                     963,686

Net Increase in Net Assets from Operations                        $   1,006,673


See notes to financial statements.


56 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF CHANGES IN NET ASSETS

                                                             2000
                                                          Retirement
                                                           Strategy
                                                -------------------------------
                                                  Six Months
                                                     Ended
                                                  February 28,     Year Ended
                                                      2007         August 31,
                                                  (unaudited)         2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $       39,612   $        5,615
Net realized gain (loss) on sale of
  Underlying Portfolios                                  4,649           (4,937)
Net realized gain distributions
  from Underlying Portfolios                            38,594              279
Net change in unrealized
  appreciation/depreciation
  of investments                                        98,621           26,813
Net increase in net assets
  from operations                                      181,476           27,770

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                              (34,838)              -0-
  Class B                                                 (875)              -0-
  Class C                                               (1,271)              -0-
  Advisor Class                                           (248)              -0-
  Class R                                                 (439)              -0-
  Class K                                              (20,172)              -0-
  Class I                                                 (412)              -0-
Net realized gain on investment
  transactions
  Class A                                               (4,336)              -0-
  Class B                                                 (131)              -0-
  Class C                                                 (190)              -0-
  Advisor Class                                            (29)              -0-
  Class R                                                  (36)              -0-
  Class K                                               (1,409)              -0-
  Class I                                                  (29)              -0-

Capital Stock Transactions
Net increase                                         4,187,750        1,026,080
Total increase                                       4,304,811        1,053,850

Net Assets
Beginning of period                                  1,053,850               -0-
End of period, (including undistributed /
  (distributions in excess of)
  net investment income of ($12,818) and
  $5,825, respectively)                         $    5,358,661   $    1,053,850


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 57


                                                             2005
                                                          Retirement
                                                           Strategy
                                                -------------------------------
                                                   Six Months
                                                      Ended
                                                  February 28,     Year Ended
                                                      2007         August 31,
                                                  (unaudited)         2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $      125,327   $       38,547
Net realized gain (loss) on sale of
  Underlying Portfolio shares                          189,391          (19,055)
Net realized gain distributions
  from Underlying Portfolios                           163,086            5,164
Net change in unrealized
  appreciation/depreciation
  of investments                                       220,592          226,655
Net increase in net assets
  from operations                                      698,396          251,311

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                             (197,038)              -0-
  Class B                                              (10,075)              -0-
  Class C                                               (3,550)              -0-
  Advisor Class                                           (286)              -0-
  Class R                                                 (850)              -0-
  Class K                                              (16,627)              -0-
  Class I                                                 (481)              -0-
Net realized gain on investment
  transactions
  Class A                                              (21,401)              -0-
  Class B                                               (1,287)              -0-
  Class C                                                 (454)              -0-
  Advisor Class                                            (29)              -0-
  Class R                                                  (92)              -0-
  Class K                                               (1,602)              -0-
  Class I                                                  (44)              -0-

Capital Stock Transactions
Net increase                                         8,396,691        4,385,741
Total increase                                       8,841,271        4,637,052

Net Assets
Beginning of period                                  4,637,052               -0-
End of period, (including undistributed /
  (distributions in excess of)
  net investment income of ($62,342) and
  $41,238, respectively)                        $   13,478,323   $    4,637,052


See notes to financial statements.


58 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                             2010
                                                          Retirement
                                                           Strategy
                                                -------------------------------
                                                   Six Months
                                                      Ended
                                                  February 28,     Year Ended
                                                      2007         August 31,
                                                  (unaudited)         2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $      352,806   $       68,521
Net realized gain (loss) on sale of
  Underlying Portfolio shares                           86,865          (11,879)
Net realized gain distributions
  from Underlying Portfolios                           611,489           12,150
Net change in unrealized
  appreciation/depreciation
  of investments                                     1,194,497          442,283
Net increase in net assets
  from operations                                    2,245,657          511,075

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                             (502,242)              -0-
  Class B                                              (14,242)              -0-
  Class C                                              (20,611)              -0-
  Advisor Class                                         (7,684)              -0-
  Class R                                               (4,055)              -0-
  Class K                                             (111,506)              -0-
  Class I                                              (12,045)              -0-
Net realized gain on investment
transactions
  Class A                                              (31,762)              -0-
  Class B                                               (1,128)              -0-
  Class C                                               (1,633)              -0-
  Advisor Class                                           (461)              -0-
  Class R                                                 (278)              -0-
  Class K                                               (6,862)              -0-
  Class I                                                 (691)              -0-

Capital Stock Transactions
Net increase                                        32,881,423       12,772,575
Total increase                                      34,411,880       13,283,650

Net Assets
Beginning of period                                 13,283,650               -0-
End of period, (including undistributed /
  (distributions in excess of)
  net investment income of ($245,603) and
  $73,976, respectively)                        $   47,695,530   $   13,283,650


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 59


                                                             2015
                                                          Retirement
                                                           Strategy
                                                -------------------------------
                                                  Six Months
                                                      Ended
                                                  February 28,     Year Ended
                                                      2007         August 31,
                                                  (unaudited)         2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $      418,546   $       47,304
Net realized gain (loss) on sale of
  Underlying Portfolio shares                           91,375          (42,654)
Net realized gain distributions
  from Underlying Portfolios                           928,624            3,336
Net change in unrealized
  appreciation/depreciation
  of investments                                     2,044,573          436,284
Net increase in net assets
  from operations                                    3,483,118          444,270

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                             (612,760)              -0-
  Class B                                              (32,173)              -0-
  Class C                                              (10,195)              -0-
  Advisor Class                                         (3,919)              -0-
  Class R                                              (17,773)              -0-
  Class K                                             (158,489)              -0-
  Class I                                               (9,629)              -0-
Net realized gain on investment
  transactions
  Class A                                              (31,832)              -0-
  Class B                                               (2,157)              -0-
  Class C                                                 (683)              -0-
  Advisor Class                                           (192)              -0-
  Class R                                                 (978)              -0-
  Class K                                               (8,128)              -0-
  Class I                                                 (458)              -0-

Capital Stock Transactions
Net increase                                        54,649,558       14,601,827
Total increase                                      57,243,310       15,046,097

Net Assets
Beginning of period                                 15,046,097               -0-
End of period, (including undistributed /
  (distributions in excess of)
  net investment income of ($377,427) and
  $48,965, respectively)                        $   72,289,407   $   15,046,097


See notes to financial statements.


60 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                             2020
                                                          Retirement
                                                           Strategy
                                                -------------------------------
                                                  Six Months
                                                     Ended
                                                  February 28,     Year Ended
                                                      2007          August 31,
                                                  (unaudited)         2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $      375,897   $       45,361
Net realized gain (loss) on sale of
  Underlying Portfolio shares                           45,064           (9,462)
Net realized gain distributions
  from Underlying Portfolios                         1,098,611            3,832
Net change in unrealized
  appreciation/depreciation
  of investments                                     2,458,726          433,982
Net increase in net assets
  from operations                                    3,978,298          473,713

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                             (657,355)              -0-
  Class B                                              (24,023)              -0-
  Class C                                              (10,834)              -0-
  Advisor Class                                         (7,155)              -0-
  Class R                                              (20,159)              -0-
  Class K                                             (129,404)              -0-
  Class I                                              (26,871)              -0-
Net realized gain on investment
  transactions
  Class A                                              (29,216)              -0-
  Class B                                               (1,397)              -0-
  Class C                                                 (630)              -0-
  Advisor Class                                           (299)              -0-
  Class R                                                 (892)              -0-
  Class K                                               (5,803)              -0-
  Class I                                               (1,101)              -0-

Capital Stock Transactions
Net increase                                        61,199,884       16,639,302
Total increase                                      64,263,043       17,113,015

Net Assets
Beginning of period                                 17,113,015               -0-
End of period, (including undistributed /
  (distributions in excess of)
  net investment income of ($452,724) and
  $47,180, respectively)                        $   81,376,058   $   17,113,015


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 61


                                                              2025
                                                           Retirement
                                                            Strategy
                                                -------------------------------
                                                  Six Months
                                                     Ended
                                                  February 28,     Year Ended
                                                      2007          August 31,
                                                  (unaudited)         2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $      344,827   $       48,810
Net realized gain (loss) on sale of
  Underlying Portfolio shares                          111,203          (10,243)
Net realized gain distributions
  from Underlying Portfolios                         1,361,118            2,840
Net change in unrealized
  appreciation/depreciation
  of investments                                     2,682,660          335,855
Net increase in net assets
  from operations                                    4,499,808          377,262

Dividends and Distributions to
Shareholders from:
Net investment income
  Class A                                             (714,900)              -0-
  Class B                                              (13,947)              -0-
  Class C                                               (9,307)              -0-
  Advisor Class                                         (5,776)              -0-
  Class R                                               (9,334)              -0-
  Class K                                             (187,573)              -0-
  Class I                                              (17,630)              -0-
Net realized gain on investment
  transactions
  Class A                                              (21,950)              -0-
  Class B                                                 (539)              -0-
  Class C                                                 (360)              -0-
  Advisor Class                                           (169)              -0-
  Class R                                                 (346)              -0-
  Class K                                               (5,995)              -0-
  Class I                                                 (506)              -0-

Capital Stock Transactions
Net increase                                        59,175,794       16,199,564
Total increase                                      62,687,270       16,576,826

Net Assets
Beginning of period                                 16,576,826               -0-
End of period, (including undistributed /
  (distributions in excess of)
  net investment income of ($563,403)
  and $50,238, respectively)                    $   79,264,096   $   16,576,826


See notes to financial statements.


62 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                              2030
                                                           Retirement
                                                            Strategy
                                                -------------------------------
                                                  Six Months
                                                     Ended
                                                  February 28,     Year Ended
                                                      2007         August 31,
                                                  (unaudited)         2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $      137,003   $       12,184
Net realized gain (loss) on investment
  transactions                                          68,884           (5,811)
Net realized gain distributions
  from Underlying Portfolios                           764,893            4,328
Net change in unrealized
  appreciation/depreciation
  of investments                                     1,487,250          260,123
Net increase in net assets
  from operations                                    2,458,030          270,824

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                             (337,619)              -0-
  Class B                                               (9,381)              -0-
  Class C                                               (3,734)              -0-
  Advisor Class                                         (5,633)              -0-
  Class R                                              (12,692)              -0-
  Class K                                              (97,721)              -0-
  Class I                                              (19,861)              -0-
Net realized gain on investment
  transactions
  Class A                                              (24,348)              -0-
  Class B                                                 (908)              -0-
  Class C                                                 (361)              -0-
  Advisor Class                                           (382)              -0-
  Class R                                                 (967)              -0-
  Class K                                               (6,786)              -0-
  Class I                                               (1,290)              -0-

Capital Stock Transactions
Net increase                                        35,590,801        8,795,530
Total increase                                      37,527,148        9,066,354

Net Assets
Beginning of period                                  9,066,354               -0-
End of period, (including undistributed /
  (distributions in excess of)
  net investment income of ($335,507) and
  $14,131, respectively)                        $   46,593,502   $    9,066,354


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 63


                                                             2035
                                                          Retirement
                                                           Strategy
                                                -------------------------------
                                                  Six Months
                                                     Ended
                                                  February 28,     Year Ended
                                                      2007         August 31,
                                                  (unaudited)         2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $       93,162   $        5,071
Net realized gain (loss) on sale of
  Underlying Portfolio shares                           36,913          (17,666)
Net realized gain distributions
  from Underlying Portfolios                           645,587            1,909
Net change in unrealized
  appreciation/depreciation
  of investments                                     1,194,729          180,828
Net increase in net assets
  from operations                                    1,970,391          170,142

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                             (296,414)              -0-
  Class B                                               (6,625)              -0-
  Class C                                               (7,110)              -0-
  Advisor Class                                         (6,663)              -0-
  Class R                                              (12,025)              -0-
  Class K                                              (42,075)              -0-
  Class I                                              (12,144)              -0-
Net realized gain on investment
  transactions
  Class A                                              (17,609)              -0-
  Class B                                                 (527)              -0-
  Class C                                                 (565)              -0-
  Advisor Class                                           (374)              -0-
  Class R                                                 (755)              -0-
  Class K                                               (2,415)              -0-
  Class I                                                 (645)              -0-

Capital Stock Transactions
Net increase                                        25,773,721        6,732,407
Total increase                                      27,338,166        6,902,549

Net Assets
Beginning of period                                  6,902,549               -0-
End of period, (including undistibuted /
  (distributions in excess of)
  net investment income of ($283,946) and
  $5,948, respectively)                         $   34,240,715   $    6,902,549


See notes to financial statements.


64 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                             2040
                                                          Retirement
                                                           Strategy
                                                -------------------------------
                                                  Six Months
                                                      Ended
                                                  February 28,     Year Ended
                                                      2007          August 31,
                                                  (unaudited)         2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $       39,101   $        2,092
Net realized gain (loss) on sale of
  Underlying Portfolio shares                           31,204          (18,419)
Net realized gain distributions
  from Underlying Portfolios                           272,541            1,090
Net change in unrealized
  appreciation/depreciation
  of investments                                       439,937           80,563
Net increase in net assets
  from operations                                      782,783           65,326

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                             (114,491)              -0-
  Class B                                               (7,189)              -0-
  Class C                                               (2,352)              -0-
  Advisor Class                                         (3,386)              -0-
  Class R                                               (4,493)              -0-
  Class K                                              (24,338)              -0-
  Class I                                               (8,354)              -0-
Net realized gain on investment
  transactions
  Class A                                               (8,892)              -0-
  Class B                                                 (799)              -0-
  Class C                                                 (261)              -0-
  Advisor Class                                           (249)              -0-
  Class R                                                 (333)              -0-
  Class K                                               (1,589)              -0-
  Class I                                                 (518)              -0-

Capital Stock Transactions
Net increase                                        12,448,558        3,407,929
Total increase                                      13,054,097        3,473,255

Net Assets
Beginning of period                                  3,473,255               -0-
End of period, (including undistributed /
  (distributions in excess of)
  net investment income of ($122,900) and
  $2,602, respectively)                         $   16,527,352   $    3,473,255


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 65


                                                             2045
                                                          Retirement
                                                           Strategy
                                                -------------------------------
                                                   Six Months
                                                      Ended
                                                   February 28,    Year Ended
                                                      2007          August 31,
                                                  (unaudited)         2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $       42,987   $        2,864
Net realized gain (loss) on sale of
  Underlying Portfolio shares                           38,309           (7,700)
Net realized gain distributions
  from Underlying Portfolios                           355,190              872
Net change in unrealized
  appreciation/depreciation
  of investments                                       570,187           67,242
Net increase in net assets
  from operations                                    1,006,673           63,278

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                             (159,167)              -0-
  Class B                                               (2,727)              -0-
  Class C                                               (2,297)              -0-
  Advisor Class                                         (4,568)              -0-
  Class R                                               (5,068)              -0-
  Class K                                              (18,983)              -0-
  Class I                                               (4,716)              -0-
Net realized gain on investment
  transactions
  Class A                                              (11,728)              -0-
  Class B                                                 (271)              -0-
  Class C                                                 (228)              -0-
  Advisor Class                                           (320)              -0-
  Class R                                                 (378)              -0-
  Class K                                               (1,260)              -0-
  Class I                                                 (289)              -0-

Capital Stock Transactions
Net increase                                        11,879,251        2,298,614
Total increase                                      12,673,924        2,361,892

Net Assets
Beginning of period                                  2,361,892               -0-
End of period, (including undistributed /
  (distributions in excess of)
  of net investment income of ($151,249)
  and $3,290, respectively)                     $   15,035,816   $    2,361,892


See notes to financial statements.


66 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


NOTES TO FINANCIAL STATEMENTS
February 28, 2007 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Retirement Strategies Portfolios (the "Strategies") commenced operations on September 1, 2005 and each is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the "Company"). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company operates as a series company currently comprised of 12 portfolios, which are the ten Strategies, the AllianceBernstein Blended Style Series U.S. Large Cap Portfolio and the AllianceBernstein Blended Style Series Global Blend Portfolio. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy and the AllianceBernstein 2045 Retirement Strategy (each a "Strategy" together, the "Strategies"). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the calendar month of purchase will convert to Class A shares. Class C shares are subject to a deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent sales charge. Advisor Class and Class I shares are sold without an initial or contingent sales charge and are not subject to on going distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the "Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the "Adviser"). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 67


from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00pm Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Taxes

It is each Strategy's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based in the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Strategy in proportion to net assets. Expenses of the Company are charged to each Strategy in proportion to net assets. Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


68 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies currently pay the Adviser at the annual rates as follows:

                                          Average Daily Net Assets
                           ----------------------------------------------------
                                First              Next         In Excess of
Strategy                    $2.5 Billion      $2.5 Billion       $5 Billion
-------------------------------------------------------------------------------
2020, 2025, 2030, 2035,
  2040 and 2045                 .65%              .55%              .50%
2010 and 2015                   .60%              .50%              .45%
2000 and 2005                   .55%              .45%              .40%

Such fees are accrued daily and paid monthly.

The Strategies compensate AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 per Strategy for the six months ended February 28, 2007.

For the six months ended February 28, 2007, the Strategies' expenses were reduced under an expense offset arrangement with ABIS as follows:

Strategy                         Reduction         Strategy        Reduction
-------------------------------------------------------------------------------
2000                              $  221             2025          $ 1,654
2005                                 446             2030            1,494
2010                                 832             2035            1,520
2015                               1,319             2040            1,377
2020                               1,643             2045            1,377

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

                                           Advisor
Strategy    Class A   Class B   Class C     Class   Class R   Class K   Class I
-------------------------------------------------------------------------------
2000         1.10%     1.80%     1.80%      .80%     1.30%     1.05%      .80%
2005         1.10%     1.80%     1.80%      .80%     1.30%     1.05%      .80%
2010         1.20%     1.90%     1.90%      .90%     1.40%     1.15%      .90%
2015         1.20%     1.90%     1.90%      .90%     1.40%     1.15%      .90%
2020         1.25%     1.95%     1.95%      .95%     1.45%     1.20%      .95%
2025         1.25%     1.95%     1.95%      .95%     1.45%     1.20%      .95%
2030         1.25%     1.95%     1.95%      .95%     1.45%     1.20%      .95%
2035         1.25%     1.95%     1.95%      .95%     1.45%     1.20%      .95%
2040         1.25%     1.95%     1.95%      .95%     1.45%     1.20%      .95%
2045         1.25%     1.95%     1.95%      .95%     1.45%     1.20%      .95%


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 69


For the six months ended February 28, 2007, such waivers amounted to:

Strategy                        Waivers          Strategy        Waivers
-------------------------------------------------------------------------------
2000                           $ 123,274           2025         $  83,649
2005                           $ 120,032           2030         $ 105,703
2010                           $ 100,552           2035         $ 108,898
2015                           $  90,478           2040         $ 120,744
2020                           $  84,293           2045         $ 117,639

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Strategies. For the six months ended February 28, 2007, the Adviser voluntarily agreed to waive its fees. Such waiver amounted to $20,815 per Strategy.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies' shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 28, 2007 as follows:

                       Front End
                   Sales Charges        Contingent Deferred Sales Charges
                   ------------------------------------------------------------
Strategy                 Class A       Class A         Class B         Class C
-------------------------------------------------------------------------------
2000                     $   319        $   -0-         $    3            $  1
2005                       1,826           671             127               1
2010                       2,612            36             207              63
2015                       2,951         1,219             165               1
2020                       2,097            29             634              76
2025                       2,613            87           1,433               1
2030                       2,282            -0-             96              12
2035                       1,364           189              93              77
2040                         356            52             311              10
2045                       2,109            75               4               1

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution


70 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategies for Class B, Class C, Class R and Class K shares as follows:

Strategy              Class B       Class C         Class R         Class K
-------------------------------------------------------------------------------
2000                 $ 54,780      $ 64,272        $ 48,646       $ 206,276
2005                   80,175        62,028          50,735          93,050
2010                   73,951        81,664          87,000         193,222
2015                  126,848        66,499          83,012         244,976
2020                  113,707        66,072          69,444         256,773
2025                   72,759        59,661          74,599         342,611
2030                   81,079        60,931          78,122         244,440
2035                   75,800        75,279          79,166         217,211
2040                  118,301        62,479          73,081         169,722
2045                   75,525        62,220          89,978         180,193

Such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies' shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the six months ended February 28, 2007 were as follows:

Strategy                                          Purchases           Sales
-------------------------------------------------------------------------------
2000                                             $ 4,718,127       $  505,381
2005                                              10,918,241        2,341,066
2010                                              35,834,181        3,203,798
2015                                              58,553,489        3,777,626
2020                                              62,907,668        1,452,141
2025                                              62,936,678        2,742,096
2030                                              37,032,785          945,060
2035                                              26,607,257          539,761
2040                                              13,085,628          449,379
2045                                              13,092,806        1,024,835


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 71


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

                                     Gross Unrealized          Net Unrealized
                           ----------------------------------   Appreciation/
Strategy                      Appreciation    (Depreciation)   (Depreciation)
-------------------------------------------------------------------------------
2000                            $  125,434          $    -0-      $  125,434
2005                               449,677           (2,430)         447,247
2010                             1,644,672           (7,892)       1,636,780
2015                             2,480,857               -0-       2,480,857
2020                             2,892,708               -0-       2,892,708
2025                             3,018,515               -0-       3,018,515
2030                             1,747,373               -0-       1,747,373
2035                             1,375,557               -0-       1,375,557
2040                               520,500               -0-         520,500
2045                               637,429               -0-         637,429

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares consist of 6,000,000,000 authorized shares and Class K and Class I shares consist of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2000 Retirement
  Strategy

Class A
Shares sold              138,209        86,224     $ 1,533,894     $   917,397
Shares issued in
  reinvestment of
  dividends and
  distributions            3,280            -0-         36,939              -0-
Shares redeemed          (41,200)          (35)       (454,957)           (382)
Net increase             100,289        86,189     $ 1,115,876     $   917,015

Class B
Shares sold                1,826         2,705     $    20,492     $    27,992
Shares issued in
  reinvestment of
  dividends and
  distributions               78            -0-            880              -0-
Shares redeemed              (18)           -0-           (203)             -0-
Net increase               1,886         2,705     $    21,169     $    27,992


72 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2000 Retirement
  Strategy

Class C
Shares sold                5,188         3,136     $    59,510     $    32,000
Shares issued in
  reinvestment of
  dividends and
  distributions              130            -0-          1,461              -0-
Shares redeemed             (238)           (1)         (2,675)            (10)
Net increase               5,080         3,135     $    58,296     $    31,990

Advisor Class
Shares sold                   -0-        1,000     $        -0-    $    10,000
Shares issued in
  reinvestment of
  dividends and
  distributions               25            -0-            277              -0-
Net increase                  25         1,000     $       277     $    10,000

Class R
Shares sold                  248         1,093     $     2,784     $    10,984
Shares issued in
  reinvestment of
  dividends and
  distributions               43            -0-            474              -0-
Shares redeemed               (2)           -0-(a)         (24)             (2)
Net increase                 289         1,093     $     3,234     $    10,982

Class K
Shares sold              268,259         1,772     $ 2,995,532     $    18,185
Shares issued in
  reinvestment of
  dividends and
  distributions            1,946            -0-         21,582              -0-
Shares redeemed           (2,592)           (8)        (29,124)            (84)
Net increase             267,613         1,764     $ 2,987,990     $    18,101

Class I
Shares sold                   41         1,000     $       467     $    10,000
Shares issued in
  reinvestment of
  dividends and
  distributions               40            -0-            441              -0-
Net increase                  81         1,000     $       908     $    10,000


(a)  Amount is less than one share.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 73


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2005 Retirement
Strategy

Class A
Shares sold              648,469       430,914     $ 7,285,349     $ 4,469,379
Shares issued in
  reinvestment of
  dividends and
  distributions           19,172            -0-        217,220              -0-
Shares redeemed         (203,335)      (73,955)     (2,306,711)       (796,373)
Net increase             464,306       356,959     $ 5,195,858     $ 3,673,006

Class B
Shares sold               13,160        33,304     $   146,287     $   349,627
Shares issued in
  reinvestment of
  dividends and
  distributions              971            -0-         10,938              -0-
Shares redeemed           (1,013)         (405)        (11,520)         (4,303)
Net increase              13,118        32,899     $   145,705     $   345,324

Class C
Shares sold               18,577        15,428     $   210,214     $   163,958
Shares issued in
  reinvestment of
  dividends and
  distributions              278            -0-          3,134              -0-
Shares redeemed              (12)           (1)           (142)            (11)
Net increase              18,843        15,427     $   213,206     $   163,947

Advisor Class
Shares sold                   -0-        1,000     $        -0-    $    10,000
Shares issued in
  reinvestment of
  dividends and
  distributions               28            -0-            315              -0-
Net increase                  28         1,000     $       315     $    10,000


74 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2005 Retirement
  Strategy

Class R
Shares sold                4,294         2,726     $    48,911     $    28,539
Shares issued in
  reinvestment of
  dividends and
  distributions               84            -0-            942              -0-
Shares redeemed               (2)         (147)            (28)         (1,565)
Net increase               4,376         2,579     $    49,825     $    26,974

Class K
Shares sold              269,313        17,436     $ 3,044,181     $   180,917
Shares issued in
  reinvestment of
  dividends and
  distributions            1,613            -0-         18,229              -0-
Shares redeemed          (24,587)       (2,391)       (278,709)        (25,720)
Net increase             246,339        15,045     $ 2,783,701     $   155,197

Class I
Shares sold                  669         1,137     $     7,557     $    11,475
Shares issued in
  reinvestment of
  dividends and
  distributions               46            -0-            524              -0-
Shares redeemed               -0-          (17)             -0-           (182)
Net increase                 715         1,120     $     8,081     $    11,293


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 75


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2010 Retirement
  Strategy

Class A
Shares sold            1,913,365       851,402     $21,723,286     $ 8,978,122
Shares issued in
  reinvestment of
  dividends and
  distributions           46,213            -0-        532,377              -0-
Shares redeemed         (467,022)      (16,533)     (5,301,735)       (178,468)
Net increase           1,492,556       834,869     $16,953,928     $ 8,799,654

Class B
Shares sold               34,034        67,375     $   387,366     $   713,941
Shares issued in
  reinvestment of
  dividends and
  distributions            1,189            -0-         13,622              -0-
Shares redeemed          (10,378)      (10,431)       (117,541)       (109,161)
Net increase              24,845        56,944     $   283,447     $   604,780

Class C
Shares sold               61,310        85,846     $   704,417     $   920,118
Shares issued in
  reinvestment of
  dividends and
  distributions            1,686            -0-         19,317              -0-
Shares redeemed           (6,743)       (3,496)        (76,195)        (37,785)
Net increase              56,253        82,350     $   647,539     $   882,333

Advisor Class
Shares sold               10,062        26,507     $   117,713     $   272,473
Shares issued in
  reinvestment of
  dividends and
  distributions              706            -0-          8,144              -0-
Shares redeemed               -0-       (1,827)             -0-        (19,433)
Net increase              10,768        24,680     $   125,857     $   253,040


76 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2010 Retirement
  Strategy

Class R
Shares sold              188,463        15,177     $ 2,167,955     $   163,227
Shares issued in
  reinvestment of
  dividends and
  distributions              368            -0-          4,244              -0-
Shares redeemed          (32,486)       (2,291)       (379,671)        (24,576)
Net increase             156,345        12,886     $ 1,792,528     $   138,651

Class K
Shares sold              981,411       181,755     $11,338,193     $ 1,931,020
Shares issued in
  reinvestment of
  dividends and
  distributions           10,275            -0-        118,368              -0-
Shares redeemed          (70,663)       (1,074)       (820,925)        (11,161)
Net increase             921,023       180,681     $10,635,636     $ 1,919,859

Class I
Shares sold              223,934        20,721     $ 2,593,938     $   220,257
Shares issued in
  reinvestment of
  dividends and
  distributions            1,104            -0-         12,736              -0-
Shares redeemed          (14,075)       (4,286)       (164,186)        (45,999)
Net increase             210,963        16,435     $ 2,442,488     $   174,258


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 77


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2015 Retirement
  Strategy

Class A
Shares sold            2,879,574       828,098     $32,881,416     $ 8,896,388
Shares issued in
  reinvestment of
  dividends and
  distributions           54,806            -0-        642,878              -0-
Shares redeemed         (608,612)      (81,811)     (6,979,578)       (873,097)
Net increase           2,325,768       746,287     $26,544,716     $ 8,023,291

Class B
Shares sold              105,998       126,018     $ 1,214,597     $ 1,351,982
Shares issued in
  reinvestment of
  dividends and
  distributions            2,764            -0-         32,282              -0-
Shares redeemed             (993)      (16,492)        (11,882)       (178,975)
Net increase             107,769       109,526     $ 1,234,997     $ 1,173,007

Class C
Shares sold               65,099        36,364     $   761,786     $   388,432
Shares issued in
  reinvestment of
  dividends and
  distributions              838            -0-          9,781              -0-
Shares redeemed             (537)       (2,046)         (6,514)        (22,271)
Net increase              65,400        34,318     $   765,053     $   366,161

Advisor Class
Shares sold               16,893        11,170     $   198,346     $   122,343
Shares issued in
  reinvestment of
  dividends and
  distributions              349            -0-          4,111              -0-
Shares redeemed              (19)           -0-           (223)             -0-
Net increase              17,223        11,170     $   202,234     $   122,343


78 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2015 Retirement
  Strategy

Class R
Shares sold              171,340        38,431     $ 1,998,065     $   418,841
Shares issued in
  reinvestment of
  dividends and
  distributions            1,600            -0-         18,740              -0-
Shares redeemed          (35,720)       (1,378)       (423,264)        (15,168)
Net increase             137,220        37,053     $ 1,593,541     $   403,673

Class K
Shares sold            1,825,715       397,800     $21,547,504     $ 4,281,245
Shares issued in
  reinvestment of
  dividends and
  distributions           14,192            -0-        166,617              -0-
Shares redeemed          (37,644)       (6,555)       (451,912)        (69,262)
Net increase           1,802,263       391,245     $21,262,209     $ 4,211,983

Class I
Shares sold              256,855        27,661     $ 3,057,665     $   301,369
Shares issued in
  reinvestment of
  dividends and
  distributions              858            -0-         10,088              -0-
Shares redeemed           (1,730)           -0-        (20,945)             -0-
Net increase             255,983        27,661     $ 3,046,808     $   301,369


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 79


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2020 Retirement
  Strategy

Class A
Shares sold            3,047,382       876,214     $35,114,952     $ 9,553,040
Shares issued in
  reinvestment of
  dividends and
  distributions           57,727            -0-        686,376              -0-
Shares redeemed         (347,059)      (19,746)     (4,056,198)       (217,006)
Net increase           2,758,050       856,468     $31,745,130     $ 9,336,034

Class B
Shares sold               92,350       103,124     $ 1,078,914     $ 1,118,436
Shares issued in
  reinvestment of
  dividends and
  distributions            1,902            -0-         22,505              -0-
Shares redeemed           (7,872)      (14,642)        (91,849)       (157,899)
Net increase              86,380        88,482     $ 1,009,570     $   960,537

Class C
Shares sold               32,418        53,868     $   385,715     $   574,582
Shares issued in
  reinvestment of
  dividends and
  distributions              876            -0-         10,360              -0-
Shares redeemed             (961)       (1,167)        (11,440)        (12,971)
Net increase              32,333        52,701     $   384,635     $   561,611

Advisor Class
Shares sold               32,238         3,655     $   375,318     $    39,493
Shares issued in
  reinvestment of
  dividends and
  distributions              625            -0-          7,455              -0-
Shares redeemed             (122)           -0-         (1,430)             -0-
Net increase              32,741         3,655     $   381,343     $    39,493


80 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2020 Retirement
  Strategy

Class R
Shares sold              155,773        48,079     $ 1,873,881     $   514,272
Shares issued in
  reinvestment of
  dividends and
  distributions              970            -0-         11,505              -0-
Shares redeemed           (6,854)       (3,083)        (80,048)        (34,650)
Net increase             149,889        44,996     $ 1,805,338     $   479,622

Class K
Shares sold            1,885,132       387,313     $22,628,367     $ 4,204,764
Shares issued in
  reinvestment of
  dividends and
  distributions           11,362            -0-        135,207              -0-
Shares redeemed          (78,777)       (2,535)       (949,081)        (27,341)
Net increase           1,817,717       384,778     $21,814,493     $ 4,177,423

Class I
Shares sold              338,890       111,467     $ 4,109,251     $ 1,206,552
Shares issued in
  reinvestment of
  dividends and
  distributions            2,349            -0-         27,972              -0-
Shares redeemed           (6,383)      (10,884)        (77,848)       (121,970)
Net increase             334,856       100,583     $ 4,059,375     $ 1,084,582


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 81


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2025 Retirement
  Strategy

Class A
Shares sold            3,378,702       669,367     $39,786,431     $ 7,442,405
Shares issued in
  reinvestment of
  dividends and
  distributions           60,071            -0-        734,062              -0-
Shares redeemed         (541,805)      (28,314)     (6,549,893)       (315,740)
Net increase           2,896,968       641,053     $33,970,600     $ 7,126,665

Class B
Shares sold               55,130        49,345     $   658,261     $   547,794
Shares issued in
  reinvestment of
  dividends and
  distributions            1,135            -0-         13,774              -0-
Shares redeemed           (4,530)       (3,117)        (54,302)        (34,809)
Net increase              51,735        46,228     $   617,733     $   512,985

Class C
Shares sold               34,310        38,481     $   413,624     $   429,088
Shares issued in
  reinvestment of
  dividends and
  distributions              649            -0-          7,885              -0-
Shares redeemed             (402)       (4,518)         (4,825)        (49,819)
Net increase              34,557        33,963     $   416,684     $   379,269

Advisor Class
Shares sold                6,748        20,620     $    80,266     $   229,649
Shares issued in
  reinvestment of
  dividends and
  distributions              383            -0-          4,692              -0-
Shares redeemed           (3,246)           -0-        (39,496)             -0-
Net increase               3,885        20,620     $    45,462     $   229,649


82 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2025 Retirement
  Strategy

Class R
Shares sold               87,326        51,171     $ 1,082,292     $   571,488
Shares issued in
  reinvestment of
  dividends and
  distributions              791            -0-          9,671              -0-
Shares redeemed          (10,810)       (9,308)       (132,624)       (105,027)
Net increase              77,307        41,863     $   959,339     $   466,461

Class K
Shares sold            1,789,547       617,742     $22,036,288     $ 6,941,864
Shares issued in
  reinvestment of
  dividends and
  distributions           15,827            -0-        193,568              -0-
Shares redeemed          (97,786)       (7,494)     (1,215,420)        (83,145)
Net increase           1,707,588       610,248     $21,014,436     $ 6,858,719

Class I
Shares sold              172,571        58,384     $ 2,138,915     $   655,970
Shares issued in
  reinvestment of
  dividends and
  distributions            1,482            -0-         18,136              -0-
Shares redeemed             (449)       (2,708)         (5,511)        (30,154)
Net increase             173,604        55,676     $ 2,151,540     $   625,816


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 83


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2030 Retirement
  Strategy

Class A
Shares sold            1,833,577       399,289     $21,357,140     $ 4,367,720
Shares issued in
  reinvestment of
  dividends and
  distributions           30,007            -0-        361,897              -0-
Shares redeemed         (274,307)      (22,008)     (3,277,067)       (240,670)
Net increase           1,589,277       377,281     $18,441,970     $ 4,127,050

Class B
Shares sold               50,608        39,768     $   604,734     $   421,523
Shares issued in
  reinvestment of
  dividends and
  distributions              861            -0-         10,329              -0-
Shares redeemed             (943)       (6,201)        (11,110)        (68,395)
Net increase              50,526        33,567     $   603,953     $   353,128

Class C
Shares sold               41,016        21,707     $   505,320     $   237,619
Shares issued in
  reinvestment of
  dividends and
  distributions              336            -0-          4,026              -0-
Shares redeemed             (126)       (1,077)         (1,474)        (12,094)
Net increase              41,226        20,630     $   507,872     $   225,525

Advisor Class
Shares sold               25,973         2,791     $   300,388     $    28,734
Shares issued in
  reinvestment of
  dividends and
  distributions              391            -0-          4,724              -0-
Shares redeemed           (2,788)           -0-        (33,291)             -0-
Net increase              23,576         2,791     $   271,821     $    28,734


84 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2030 Retirement
  Strategy

Class R
Shares sold               60,344        57,032     $   732,982     $   614,453
Shares issued in
  reinvestment of
  dividends and
  distributions            1,065            -0-         12,851              -0-
Shares redeemed           (1,196)         (468)        (14,350)         (5,304)
Net increase              60,213        56,564     $   731,483     $   609,149

Class K
Shares sold            1,085,984       255,240     $13,173,004     $ 2,825,148
Shares issued in
  reinvestment of
  dividends and
  distributions            8,666            -0-        104,508              -0-
Shares redeemed          (34,122)       (6,218)       (413,503)        (70,432)
Net increase           1,060,528       249,022     $12,864,009     $ 2,754,716

Class I
Shares sold              179,891        68,125     $ 2,214,841     $   708,289
Shares issued in
  reinvestment of
  dividends and
  distributions            1,751            -0-         21,151              -0-
Shares redeemed           (5,285)       (1,048)        (66,299)        (11,061)
Net increase             176,357        67,077     $ 2,169,693     $   697,228


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 85


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2035 Retirement
  Strategy

Class A
Shares sold            1,531,988       308,760     $17,872,628     $ 3,408,020
Shares issued in
  reinvestment of
  dividends and
  distributions           25,854            -0-        313,352              -0-
Shares redeemed         (188,457)      (17,500)     (2,278,602)       (193,268)
Net increase           1,369,385       291,260     $15,907,378     $ 3,214,752

Class B
Shares sold               19,588        31,193     $   232,750     $   346,351
Shares issued in
  reinvestment of
  dividends and
  distributions              568            -0-          6,855              -0-
Shares redeemed             (683)          (40)         (7,962)           (444)
Net increase              19,473        31,153     $   231,643     $   345,907

Class C
Shares sold               24,131        36,743     $   293,088     $   406,488
Shares issued in
  reinvestment of
  dividends and
  distributions              575            -0-          6,927              -0-
Shares redeemed           (1,286)       (1,246)        (15,574)        (14,088)
Net increase              23,420        35,497     $   284,441     $   392,400

Advisor Class
Shares sold               11,327        20,143     $   129,089     $   223,694
Shares issued in
  reinvestment of
  dividends and
  distributions              579            -0-          7,036              -0-
Shares redeemed              (31)           -0-           (371)             -0-
Net increase              11,875        20,143     $   135,754     $   223,694


86 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2035 Retirement
  Strategy

Class R
Shares sold               37,965        53,862     $   465,187     $   576,720
Shares issued in
  reinvestment of
  dividends and
  distributions            1,057            -0-         12,774              -0-
Shares redeemed           (1,185)       (1,699)        (15,018)        (18,853)
Net increase              37,837        52,163     $   462,943     $   557,867

Class K
Shares sold              616,298       140,333     $ 7,525,239     $ 1,534,905
Shares issued in
  reinvestment of
  dividends and
  distributions            3,670            -0-         44,490              -0-
Shares redeemed          (23,782)       (6,631)       (283,272)        (72,938)
Net increase             596,186       133,702     $ 7,286,457     $ 1,461,967

Class I
Shares sold              117,805        48,678     $ 1,463,787     $   548,289
Shares issued in
  reinvestment of
  dividends and
  distributions            1,053            -0-         12,789              -0-
Shares redeemed             (928)       (1,094)        (11,471)        (12,469)
Net increase             117,930        47,584     $ 1,465,105     $   535,820


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 87


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2040 Retirement
  Strategy

Class A
Shares sold              700,282       167,717     $ 8,385,584     $ 1,878,527
Shares issued in
  reinvestment of
  dividends and
  distributions           10,069            -0-        123,339              -0-
Shares redeemed         (112,354)      (12,784)     (1,383,718)       (144,722)
Net increase             597,997       154,933     $ 7,125,205     $ 1,733,805

Class B
Shares sold               10,990        47,901     $   133,207     $   532,563
Shares issued in
  reinvestment of
  dividends and
  distributions              648            -0-          7,900              -0-
Shares redeemed             (804)       (1,027)         (9,305)        (11,720)
Net increase              10,834        46,874     $   131,802     $   520,843

Class C
Shares sold                5,841        14,842     $    70,413     $   165,927
Shares issued in
  reinvestment of
  dividends and
  distributions              192            -0-          2,336              -0-
Shares redeemed             (112)       (1,083)         (1,312)        (11,534)
Net increase               5,921        13,759     $    71,437     $   154,393

Advisor Class
Shares sold               11,304         6,449     $   136,000     $    65,520
Shares issued in
  reinvestment of
  dividends and
  distributions              296            -0-          3,635              -0-
Shares redeemed           (9,749)           -0-       (120,476)             -0-
Net increase               1,851         6,449     $    19,159     $    65,520


88 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2040 Retirement
  Strategy

Class R
Shares sold               17,721        16,675     $   215,506     $   182,803
Shares issued in
  reinvestment of
  dividends and
  distributions              395            -0-          4,826              -0-
Shares redeemed           (2,160)       (1,125)        (24,776)        (12,707)
Net increase              15,956        15,550     $   195,556     $   170,096

Class K
Shares sold              268,387        49,947     $ 3,302,386     $   558,054
Shares issued in
  reinvestment of
  dividends and
  distributions            2,122            -0-         25,928              -0-
Shares redeemed          (17,801)       (6,015)       (216,904)        (65,350)
Net increase             252,708        43,932     $ 3,111,410     $   492,704

Class I
Shares sold              150,509        31,738     $ 1,900,512     $   359,852
Shares issued in
  reinvestment of
  dividends and
  distributions              724            -0-          8,872              -0-
Shares redeemed           (9,179)       (7,866)       (115,395)        (89,284)
Net increase             142,054        23,872     $ 1,793,989     $   270,568


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 89


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
2045 Retirement
  Strategy

Class A
Shares sold              931,109        99,628     $10,942,781     $ 1,114,468
Shares issued in
  reinvestment of
  dividends and
  distributions           13,979            -0-        170,829              -0-
Shares redeemed         (175,682)       (7,148)     (2,154,446)        (81,323)
Net increase             769,406        92,480     $ 8,959,164     $ 1,033,145

Class B
Shares sold               10,592        13,264     $   129,215     $   146,673
Shares issued in
  reinvestment of
  dividends and
  distributions              234            -0-          2,839              -0-
Shares redeemed             (636)         (882)         (7,945)         (9,434)
Net increase              10,190        12,382     $   124,109     $   137,239

Class C
Shares sold                7,851        12,445     $    94,028     $   134,536
Shares issued in
  reinvestment of
  dividends and
  distributions              180            -0-          2,195              -0-
Shares redeemed             (104)       (1,030)         (1,272)        (11,808)
Net increase               7,927        11,415     $    94,951     $   122,728

Advisor Class
Shares sold                3,256        22,424     $    40,003     $   243,918
Shares issued in
  reinvestment of
  dividends and
  distributions              399            -0-          4,888              -0-
Shares redeemed             (303)       (1,000)         (3,485)        (11,250)
Net increase               3,352        21,424     $    41,406     $   232,668


90 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
Strategy              (unaudited)      2006        (unaudited)        2006
-------------------------------------------------------------------------------
Class R
Shares sold               21,966        20,508     $   265,811     $   232,116
Shares issued in
  reinvestment of
  dividends and
  distributions              447            -0-          5,440              -0-
Shares redeemed           (6,108)       (2,112)        (75,091)        (24,584)
Net increase              16,305        18,396     $   196,160     $   207,532

Class K
Shares sold              172,676        43,958     $ 2,119,021     $   488,376
Shares issued in
  reinvestment of
  dividends and
  distributions            1,658            -0-         20,242              -0-
Shares redeemed           (3,634)       (1,650)        (44,970)        (18,561)
Net increase             170,700        42,308     $ 2,094,293     $   469,815

Class I
Shares sold               32,318        11,119     $   394,498     $   124,872
Shares issued in
  reinvestment of
  dividends and
  distributions              410            -0-          5,005              -0-
Shares redeemed           (2,463)       (2,656)        (30,335)        (29,385)
Net increase              30,265         8,463     $   369,168     $    95,487


NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 91


Foreign Securities Risk--An Underlying Portfolio's investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies' maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss there under to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 28, 2007.

NOTE H

Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending August 31, 2007 will be determined at the end of the current fiscal year. As of August 31, 2006 the components of accumulated earnings/deficit on a tax basis were as follows:

                                        Accumulated
                                          Capital                       Total
          Undistributed  Undistributed   and Other     Unrealized   Accumulated
            Ordinary       Long-Term       Gains    Appreciation/     Earnings/
Strategy      Income         Gains       (Losses)  (Depreciation)(a)  (Deficit)
-------------------------------------------------------------------------------
2000         $ 6,394          $ 0        $     0       $ 21,499       $ 27,893
2005          53,290            0              0        199,057        252,347
2010          82,113            0              0        430,486        512,599
2015          48,981            0         (1,765)       397,629        444,845
2020          50,367            0              0        423,913        474,280
2025          53,983            0              0        323,781        377,764
2030          17,422            0              0        253,955        271,377
2035           7,585            0              0        162,820        170,405
2040           3,533            0              0         61,952         65,485
2045           4,056            0              0         59,367         63,423

(a) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.


92 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The Strategies were not part of the regulatory settlement and their advisory fees were not affected by the SEC Order of the NYAG Order.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 93


In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipu-


94 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


lation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 95


fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


96 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


NOTE J

Recent Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

NOTE K

Subsequent Event

Effective March 1, 2007, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

                                           Advisor
Strategy    Class A   Class B   Class C     Class   Class R   Class K   Class I
-------------------------------------------------------------------------------
2000          .86%     1.56%     1.56%      .56%     1.06%      .81%      .56%
2005          .92%     1.62%     1.62%      .62%     1.12%      .87%      .62%
2010          .94%     1.64%     1.64%      .64%     1.14%      .89%      .64%
2015          .98%     1.68%     1.68%      .68%     1.18%      .93%      .68%
2020         1.02%     1.72%     1.72%      .72%     1.22%      .97%      .72%
2025         1.04%     1.74%     1.74%      .74%     1.24%      .99%      .74%
2030         1.06%     1.76%     1.76%      .76%     1.26%     1.01%      .76%
2035         1.06%     1.76%     1.76%      .76%     1.26%     1.01%      .76%
2040         1.06%     1.76%     1.76%      .76%     1.26%     1.01%      .76%
2045         1.06%     1.76%     1.76%      .76%     1.26%     1.01%      .76%


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 97


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2000 Retirement Strategy
                                                    -------------------------
                                                             Class A
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.88        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .20           .15
Net realized and unrealized gain on investment
  transactions                                           .63           .73
Net increase in net asset value from operations          .83           .88

Less: Dividends and Distributions
Dividends from net investment income                    (.23)           -0-
Distributions from net realized gain on
  investment transactions                               (.03)           -0-
Total dividends and distributions                       (.26)           -0-
Net asset value, end of period                        $11.45        $10.88

Total Return
Total investment return based on net asset
  value(c)                                              7.69%         8.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $2,135          $938
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.08%(f)      1.05%
  Expenses, before waivers/reimbursements(d)(e)        15.01%(f)    104.94%
  Net investment income(b)                              3.49%(f)      1.73%
Portfolio turnover rate                                    2%           51%


See footnote summary on page 168.


98 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2000 Retirement Strategy
                                                    -------------------------
                                                             Class B
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.81        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .17           .14
Net realized and unrealized gain on investment
  transactions                                           .61           .67
Net increase in net asset value from operations          .78           .81

Less: Dividends and Distributions
Dividends from net investment income                    (.19)           -0-
Distributions from net realized gain on
  investment transactions                               (.03)           -0-
Total dividends and distributions                       (.22)           -0-
Net asset value, end of period                        $11.37        $10.81

Total Return
Total investment return based on net asset
  value(c)                                              7.28%         8.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $52           $29
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.78%(f)      1.75%
  Expenses, before waivers/reimbursements(d)(e)        14.96%(f)    169.75%
  Net investment income(b)                              3.05%(f)      1.40%
Portfolio turnover rate                                    2%           51%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 99


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2000 Retirement Strategy
                                                    -------------------------
                                                             Class C
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.81        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .19           .11
Net realized and unrealized gain on investment
  transactions                                           .59           .70
Net increase in net asset value from operations          .78           .81

Less: Dividends and Distributions
Dividends from net investment income                    (.19)           -0-
Distributions from net realized gain on
  investment transactions                               (.03)           -0-
Total dividends and distributions                       (.22)           -0-
Net asset value, end of period                        $11.37        $10.81

Total Return
Total investment return based on net asset
  value(c)                                              7.28%         8.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $94           $34
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.78%(f)      1.75%
  Expenses, before waivers/reimbursements(d)(e)        14.16%(f)    172.05%
  Net investment income(b)                              3.46%(f)      1.10%
Portfolio turnover rate                                    2%           51%


See footnote summary on page 168.


100 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2000 Retirement Strategy
                                                    -------------------------
                                                          Advisor Class
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.92        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .21           .27
Net realized and unrealized gain on investment
  transactions                                           .64           .65
Net increase in net asset value from operations          .85           .92

Less: Dividends and Distributions
Dividends from net investment income                    (.25)           -0-
Distributions from net realized gain on
  investment transactions                               (.03)           -0-
Total dividends and distributions                       (.28)           -0-
Net asset value, end of period                        $11.49        $10.92

Total Return
Total investment return based on net asset
  value(c)                                              7.80%         9.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $12           $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)          .78%(f)       .75%
  Expenses, before waivers/reimbursements(d)(e)        15.52%(f)    189.29%
  Net investment income(b)                              3.76%(f)      2.61%
Portfolio turnover rate                                    2%           51%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 101


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2000 Retirement Strategy
                                                    -------------------------
                                                             Class R
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.87        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .18           .22
Net realized and unrealized gain on investment
  transactions                                           .63           .65
Net increase in net asset value from operations          .81           .87

Less: Dividends and Distributions
Dividends from net investment income                    (.36)           -0-
Distributions from net realized gain on
  investment transactions                               (.03)           -0-
Total distributions                                     (.39)           -0-
Net asset value, end of period                        $11.29        $10.87

Total Return
Total investment return based on net asset
  value(c)                                              7.47%         8.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $16           $12
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.28%(f)      1.25%
  Expenses, before waivers/reimbursements(d)(e)        13.73%(f)    180.27%
  Net investment income(b)                              3.25%(f)      2.10%
Portfolio turnover rate                                    2%           51%


See footnote summary on page 168.


102 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    2000 Retirement Strategy
                                                    -------------------------
                                                             Class K
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.89        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .06           .23
Net realized and unrealized gain on investment
  transactions                                           .78+          .66
Net increase in net asset value from operations          .84           .89

Less: Dividends and Distributions
Dividends from net investment income                    (.42)           -0-
Distributions from net realized gain on
  investment transactions                               (.03)           -0-
Total distributions                                     (.45)           -0-
Net asset value, end of period                        $11.28        $10.89

Total Return
Total investment return based on net asset
  value(c)                                              7.73%         8.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $3,038           $19
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.03%(f)      1.00%
  Expenses, before waivers/reimbursements(d)(e)         4.08%(f)    167.47%
  Net investment income(b)                              1.41%(f)      2.27%
Portfolio turnover rate                                    2%           51%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 103


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2000 Retirement Strategy
                                                    -------------------------
                                                              Class I
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.92        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .21           .27
Net realized and unrealized gain on investment
  transactions                                           .64           .65
Net increase in net asset value from operations          .85           .92

Less: Dividends and Distributions
Dividends from net investment income                    (.41)           -0-
Distributions from net realized gain on
  investment transactions                               (.03)           -0-
Total distributions                                     (.44)           -0-
Net asset value, end of period                        $11.33        $10.92

Total Return
Total investment return based on net asset
  value(c)                                              7.86%         9.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $12           $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)          .78%(f)       .75%
  Expenses, before waivers/reimbursements(d)(e)        13.61%(f)    180.50%
  Net investment income(b)                              3.74%(f)      2.61%
Portfolio turnover rate                                    2%           51%


See footnote summary on page 168.


104 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    2005 Retirement Strategy
                                                    -------------------------
                                                             Class A
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.92        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .17           .13
Net realized and unrealized gain on investment
  transactions                                           .72           .79
Net increase in net asset value from operations          .89           .92

Less: Dividends and Distributions
Dividends from net investment income                    (.27)           -0-
Distributions from net realized gain on
  investment transactions                               (.03)           -0-
Total dividends and distributions                       (.30)           -0-
Net asset value, end of period                        $11.51        $10.92

Total Return
Total investment return based on net asset
  value(c)                                              8.16%         9.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $9,449        $3,898
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.06%(f)      1.03%
  Expenses, before waivers/reimbursements(d)            4.22%(f)     13.72%
  Net investment income(b)                              2.88%(f)      1.36%
Portfolio turnover rate                                   25%           44%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 105


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                    2005 Retirement Strategy
                                                    -------------------------
                                                              Class B
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.84        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .13           .05
Net realized and unrealized gain on investment
  transactions                                           .71           .79
Net increase in net asset value from operations          .84           .84

Less: Dividends and Distributions
Dividends from net investment income                    (.23)           -0-
Distributions from net realized gain on
  investment transactions                               (.03)           -0-
Total dividends and distributions                       (.26)           -0-
Net asset value, end of period                        $11.42        $10.84

Total Return
Total investment return based on net asset
  value(c)                                              7.74%         8.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $526          $357
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.76%(f)      1.73%
  Expenses, before waivers/reimbursements(d)            5.05%(f)     19.10%
  Net investment income(b)                              2.30%(f)       .49%
Portfolio turnover rate                                   25%           44%


See footnote summary on page 168.


106 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2005 Retirement Strategy
                                                    -------------------------
                                                             Class C
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.83        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .08           .07
Net realized and unrealized gain on investment
  transactions                                           .76           .76
Net increase in net asset value from operations          .84           .83

Less: Dividends and Distributions
Dividends from net investment income                    (.23)           -0-
Distributions from net realized gain on
  investment transactions                               (.03)           -0-
Total dividends and distributions                       (.26)           -0-
Net asset value, end of period                        $11.41        $10.83

Total Return
Total investment return based on net asset
  value(c)                                              7.75%         8.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $391          $167
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.76%(f)      1.73%
  Expenses, before waivers/reimbursements(d)            4.40%(f)     22.53%
  Net investment income(b)                              1.52%(f)       .73%
Portfolio turnover rate                                   25%           44%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 107


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2005 Retirement Strategy
                                                    -------------------------
                                                          Advisor Class
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.95        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .19           .20
Net realized and unrealized gain on investment
  transactions                                           .71           .75
Net increase in net asset value from operations          .90           .95

Less: Dividends and Distributions
Dividends from net investment income                    (.29)           -0-
Distributions from net realized gain on investment
  transactions                                          (.03)           -0-
Total dividends and distributions                       (.32)           -0-
Net asset value, end of period                        $11.53        $10.95

Total Return
Total investment return based on net asset
  value(c)                                              8.22%         9.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $12           $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .76%(f)       .73%
  Expenses, before waivers/reimbursements(d)            4.25%(f)     45.94%
  Net investment income(b)                              3.30%(f)      1.87%
Portfolio turnover rate                                   25%           44%


See footnote summary on page 168.


108 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2005 Retirement Strategy
                                                    -------------------------
                                                             Class R
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.89        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .12           .13
Net realized and unrealized gain on investment
  transactions                                           .75           .76
Net increase in net asset value from operations          .87           .89

Less: Dividends and Distributions
Dividends from net investment income                    (.27)           -0-
Distributions from net realized gain on
  investment transactions                               (.03)           -0-
Total distributions                                     (.30)           -0-
Net asset value, end of period                        $11.46        $10.89

Total Return
Total investment return based on net asset
  value(c)                                              8.01%         8.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $80           $28
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.26%(f)      1.23%
  Expenses, before waivers/reimbursements(d)            3.30%(f)     34.65%
  Net investment income(b)                              2.35%(f)      1.26%
Portfolio turnover rate                                   25%           44%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 109


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2005 Retirement Strategy
                                                    -------------------------
                                                             Class K
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.91        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .05           .18
Net realized and unrealized gain on investment
  transactions                                           .85           .73
Net increase in net asset value from operations          .90           .91

Less: Dividends and Distributions
Dividends from net investment income                    (.30)           -0-
Distributions from net realized gain on
  investment transactions                               (.03)           -0-
Total distributions                                     (.33)           -0-
Net asset value, end of period                        $11.48        $10.91

Total Return
Total investment return based on net asset
  value(c)                                              8.30%         9.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $3,000          $164
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.01%(f)       .98%
  Expenses, before waivers/reimbursements(d)            2.31%(f)     16.01%
  Net investment income(b)                              1.09%(f)      1.80%
Portfolio turnover rate                                   25%           44%


See footnote summary on page 168.


110 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2005 Retirement Strategy
                                                    -------------------------
                                                             Class I
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.95        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .19           .19
Net realized and unrealized gain on investment
  transactions                                           .71           .76
Net increase in net asset value from operations          .90           .95

Less: Dividends and Distributions
Dividends from net investment income                    (.32)           -0-
Distributions from net realized gain on
  investment transactions                               (.03)           -0-
Total distributions                                     (.35)           -0-
Net asset value, end of period                        $11.50        $10.95

Total Return
Total investment return based on net asset
  value(c)                                              8.22%         9.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $21           $12
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .76%(f)       .73%
  Expenses, before waivers/reimbursements(d)            3.56%(f)     45.07%
  Net investment income(b)                              3.26%(f)      1.86%
Portfolio turnover rate                                   25%           44%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 111


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2010 Retirement Strategy
                                                    -------------------------
                                                             Class A
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.00        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .16           .13
Net realized and unrealized gain on investment
  transactions                                           .80           .87
Net increase in net asset value from operations          .96          1.00

Less: Dividends and Distributions
Dividends from net investment income                    (.25)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total dividends and distributions                       (.27)           -0-
Net asset value, end of period                        $11.69        $11.00

Total Return
Total investment return based on net asset
  value(c)                                              8.75%        10.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $27,201        $9,180
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.16%(f)      1.13%
  Expenses, before waivers/reimbursements(d)            2.06%(f)      8.18%
  Net investment income(b)                              2.68%(f)      1.39%
Portfolio turnover rate                                   11%            7%


See footnote summary on page 168.


112 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2010 Retirement Strategy
                                                    -------------------------
                                                             Class B
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.92        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .09           .05
Net realized and unrealized gain on investment
  transactions                                           .82           .87
Net increase in net asset value from operations          .91           .92

Less: Dividends and Distributions
Dividends from net investment income                    (.20)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total dividends and distributions                       (.22)           -0-
Net asset value, end of period                        $11.61        $10.92

Total Return
Total investment return based on net asset
  value(c)                                              8.34%         9.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $950          $622
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.86%(f)      1.83%
  Expenses, before waivers/reimbursements(d)            2.81%(f)      9.35%
  Net investment income(b)                              1.61%(f)       .47%
Portfolio turnover rate                                   11%            7%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 113


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2010 Retirement Strategy
                                                    -------------------------
                                                             Class C
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.92        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .10           .03
Net realized and unrealized gain on investment
  transactions                                           .82           .89
Net increase in net asset value from operations          .92           .92

Less: Dividends and Distributions
Dividends from net investment income                    (.20)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total dividends and distributions                       (.22)           -0-
Net asset value, end of period                        $11.62        $10.92

Total Return
Total investment return based on net asset
  value(c)                                              8.43%         9.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $1,610          $899
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.86%(f)      1.83%
  Expenses, before waivers/reimbursements(d)            2.79%(f)      8.39%
  Net investment income(b)                              1.80%(f)       .28%
Portfolio turnover rate                                   11%            7%


See footnote summary on page 168.


114 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2010 Retirement Strategy
                                                    -------------------------
                                                          Advisor Class
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.02        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .15           .19
Net realized and unrealized gain on investment
  transactions                                           .84           .83
Net increase in net asset value from operations          .99          1.02

Less: Dividends and Distributions
Dividends from net investment income                    (.27)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total dividends and distributions                       (.29)           -0-
Net asset value, end of period                        $11.72        $11.02

Total Return
Total investment return based on net asset
  value(c)                                              8.96%        10.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $415          $272
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .86%(f)       .83%
  Expenses, before waivers/reimbursements(d)            1.79%(f)      9.17%
  Net investment income(b)                              2.68%(f)      1.93%
Portfolio turnover rate                                   11%            7%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 115


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2010 Retirement Strategy
                                                    -------------------------
                                                             Class R
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.98        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .01           .09
Net realized and unrealized gain on investment
  transactions                                           .94+          .89
Net increase in net asset value from operations          .95           .98

Less: Dividends and Distributions
Dividends from net investment income                    (.23)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total distributions                                     (.25)           -0-
Net asset value, end of period                        $11.68        $10.98

Total Return
Total investment return based on net asset
  value(c)                                              8.68%         9.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $1,976          $142
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.36%(f)      1.33%
  Expenses, before waivers/reimbursements(d)            1.55%(f)     11.87%
  Net investment income(b)                               .18%(f)      1.01%
Portfolio turnover rate                                   11%            7%


See footnote summary on page 168.


116 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2010 Retirement Strategy
                                                    -------------------------
                                                             Class K
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.00        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .08           .13
Net realized and unrealized gain on investment
  transactions                                           .89           .87
Net increase in net asset value from operations          .97          1.00

Less: Dividends and Distributions
Dividends from net investment income                    (.26)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total distributions                                     (.28)           -0-
Net asset value, end of period                        $11.69        $11.00

Total Return
Total investment return based on net asset
  value(c)                                              8.82%        10.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $12,881        $1,988
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.11%(f)      1.08%
  Expenses, before waivers/reimbursements(d)            1.67%(f)      7.99%
  Net investment income(b)                              1.64%(f)      1.28%
Portfolio turnover rate                                   11%            7%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 117


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2010 Retirement Strategy
                                                    -------------------------
                                                             Class I
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.03        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .08           .11
Net realized and unrealized gain on investment
  transactions                                           .90           .92
Net increase in net asset value from operations          .98          1.03

Less: Dividends and Distributions
Dividends from net investment income                    (.28)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total distributions                                     (.30)           -0-
Net asset value, end of period                        $11.71        $11.03

Total Return
Total investment return based on net asset
  value(c)                                              8.88%        10.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $2,663          $181
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .86%(f)       .83%
  Expenses, before waivers/reimbursements(d)            1.00%(f)     13.40%
  Net investment income(b)                              1.43%(f)      1.21%
Portfolio turnover rate                                   11%            7%


See footnote summary on page 168.


118 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2015 Retirement Strategy
                                                    -------------------------
                                                             Class A
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.09        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .14           .11
Net realized and unrealized gain on investment
  transactions                                           .92           .98
Net increase in net asset value from operations         1.06          1.09

Less: Dividends and Distributions
Dividends from net investment income                    (.23)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.24)           -0-
Net asset value, end of period                        $11.91        $11.09

Total Return
Total investment return based on net asset
  value(c)                                              9.62%        10.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $36,588        $8,277
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.16%(f)      1.13%
  Expenses, before waivers/reimbursements(d)            1.72%(f)      8.93%
  Net investment income(b)                              2.22%(f)      1.12%
Portfolio turnover rate                                    9%           12%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 119


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2015 Retirement Strategy
                                                    -------------------------
                                                             Class B
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.02        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .09           .05
Net realized and unrealized gain on investment
  transactions                                           .93           .97
Net increase in net asset value from operations         1.02          1.02

Less: Dividends and Distributions
Dividends from net investment income                    (.18)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.19)           -0-
Net asset value, end of period                        $11.85        $11.02

Total Return
Total investment return based on net asset
  value(c)                                              9.29%        10.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $2,574        $1,207
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.86%(f)      1.83%
  Expenses, before waivers/reimbursements(d)            2.42%(f)     10.01%
  Net investment income(b)                              1.49%(f)       .48%
Portfolio turnover rate                                    9%           12%


See footnote summary on page 168.


120 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2015 Retirement Strategy
                                                    -------------------------
                                                             Class C
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.02        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .07           .07
Net realized and unrealized gain on investment
  transactions                                           .94           .95
Net increase in net asset value from operations         1.01          1.02

Less: Dividends and Distributions
Dividends from net investment income                    (.18)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.19)           -0-
Net asset value, end of period                        $11.84        $11.02

Total Return
Total investment return based on net asset
  value(c)                                              9.20%        10.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $1,181          $378
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.86%(f)      1.83%
  Expenses, before waivers/reimbursements(d)            2.34%(f)     10.90%
  Net investment income(b)                              1.26%(f)       .68%
Portfolio turnover rate                                    9%           12%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 121


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2015 Retirement Strategy
                                                    -------------------------
                                                          Advisor Class
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.13        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .12           .07
Net realized and unrealized gain on investment
  transactions                                           .97          1.06
Net increase in net asset value from operations         1.09          1.13

Less: Dividends and Distributions
Dividends from net investment income                    (.25)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.26)           -0-
Net asset value, end of period                        $11.96        $11.13

Total Return
Total investment return based on net asset
  value(c)                                              9.80%        11.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $339          $124
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .86%(f)       .83%
  Expenses, before waivers/reimbursements(d)            1.34%(f)     24.93%
  Net investment income(b)                              2.18%(f)       .90%
Portfolio turnover rate                                    9%           12%


See footnote summary on page 168.


122 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2015 Retirement Strategy
                                                    -------------------------
                                                             Class R
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.07        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .10           .10
Net realized and unrealized gain on investment
  transactions                                           .95           .97
Net increase in net asset value from operations         1.05          1.07

Less: Dividends and Distributions
Dividends from net investment income                    (.22)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total distributions                                     (.23)           -0-
Net asset value, end of period                        $11.89        $11.07

Total Return
Total investment return based on net asset
  value(c)                                              9.52%        10.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $2,072          $410
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.36%(f)      1.33%
  Expenses, before waivers/reimbursements(d)            1.83%(f)      9.30%
  Net investment income(b)                              1.64%(f)       .98%
Portfolio turnover rate                                    9%           12%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 123


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2015 Retirement Strategy
                                                    -------------------------
                                                             Class K
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.10        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .06           .09
Net realized and unrealized gain on investment
  transactions                                          1.00          1.01
Net increase in net asset value from operations         1.06          1.10

Less: Dividends and Distributions
Dividends from net investment income                    (.23)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total distributions                                     (.24)           -0-
Net asset value, end of period                        $11.92        $11.10

Total Return
Total investment return based on net asset
  value(c)                                              9.64%        11.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $26,147        $4,342
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.11%(f)      1.08%
  Expenses, before waivers/reimbursements(d)            1.46%(f)      8.55%
  Net investment income(b)                              1.10%(f)       .96%
Portfolio turnover rate                                    9%           12%


See footnote summary on page 168.


124 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2015 Retirement Strategy
                                                    -------------------------
                                                             Class I
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.13        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .05           .10
Net realized and unrealized gain on investment
  transactions                                          1.02          1.03
Net increase in net asset value from operations         1.07          1.13

Less: Dividends and Distributions
Dividends from net investment income                    (.25)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total distributions                                     (.26)           -0-
Net asset value, end of period                        $11.94        $11.13

Total Return
Total investment return based on net asset
  value(c)                                              9.69%        11.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $3,388          $308
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .81%(f)       .83%
  Expenses, before waivers/reimbursements(d)             .81%(f)     11.87%
  Net investment income(b)                              1.01%(f)      1.10%
Portfolio turnover rate                                    9%(f)        12%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 125


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2020 Retirement Strategy
                                                    -------------------------
                                                             Class A
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.18        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .11           .09
Net realized and unrealized gain on investment
  transactions                                          1.01          1.09
Net increase in net asset value from operations         1.12          1.18

Less: Dividends and Distributions
Dividends from net investment income                    (.23)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.24)           -0-
Net asset value, end of period                        $12.06        $11.18

Total Return
Total investment return based on net asset
  value(c)                                             10.00%        11.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $43,605        $9,573
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.21%(f)      1.18%
  Expenses, before waivers/reimbursements(d)            1.68%(f)      8.52%
  Net investment income(b)                              1.81%(f)       .93%
Portfolio turnover rate                                    3%            5%


See footnote summary on page 168.


126 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2020 Retirement Strategy
                                                    -------------------------
                                                             Class B
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.10        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .06           .04
Net realized and unrealized gain on investment
  transactions                                          1.01          1.06
Net increase in net asset value from operations         1.07          1.10

Less: Dividends and Distributions
Dividends from net investment income                    (.17)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.18)           -0-
Net asset value, end of period                        $11.99        $11.10

Total Return
Total investment return based on net asset
  value(c)                                              9.68%        11.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $2,097          $982
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.91%(f)      1.88%
  Expenses, before waivers/reimbursements(d)            2.38%(f)      9.59%
  Net investment income(b)                              1.02%(f)       .41%
Portfolio turnover rate                                    3%            5%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 127


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2020 Retirement Strategy
                                                    -------------------------
                                                             Class C
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.10        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .06           .03
Net realized and unrealized gain on investment
  transactions                                          1.01          1.07
Net increase in net asset value from operations         1.07          1.10

Less: Dividends and Distributions
Dividends from net investment income                    (.17)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.18)           -0-
Net asset value, end of period                        $11.99        $11.10

Total Return
Total investment return based on net asset
  value(c)                                              9.68%        11.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $1,019          $585
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.91%(f)      1.88%
  Expenses, before waivers/reimbursements(d)            2.39%(f)      9.83%
  Net investment income(b)                              1.03%(f)       .32%
Portfolio turnover rate                                    3%            5%


See footnote summary on page 168.


128 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2020 Retirement Strategy
                                                    -------------------------
                                                          Advisor Class
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.21        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .12           .10
Net realized and unrealized gain on investment
  transactions                                          1.02          1.11
Net increase in net asset value from operations         1.14          1.21

Less: Dividends and Distributions
Dividends from net investment income                    (.24)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.25)           -0-
Net asset value, end of period                        $12.10        $11.21

Total Return
Total investment return based on net asset
  value(c)                                             10.20%        12.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $440           $41
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .91%(f)       .88%
  Expenses, before waivers/reimbursements(d)            1.32%(f)     29.32%
  Net investment income(b)                              2.00%(f)      1.14%
Portfolio turnover rate                                    3%            5%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 129


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2020 Retirement Strategy
                                                    -------------------------
                                                             Class R
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.16        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .03           .03
Net realized and unrealized gain on investment
  transactions                                          1.08          1.13
Net increase in net asset value from operations         1.11          1.16

Less: Dividends and Distributions
Dividends from net investment income                    (.23)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total distributions                                     (.24)           -0-
Net asset value, end of period                        $12.03        $11.16

Total Return
Total investment return based on net asset
  value(c)                                              9.94%        11.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $2,344          $502
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.41%(f)      1.38%
  Expenses, before waivers/reimbursements(d)            1.74%(f)      9.73%
  Net investment income(b)                               .57%(f)       .28%
Portfolio turnover rate                                    3%            5%


See footnote summary on page 168.


130 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2020 Retirement Strategy
                                                    -------------------------
                                                             Class K
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.18        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .04           .09
Net realized and unrealized gain on investment
  transactions                                          1.09          1.09
Net increase in net asset value from operations         1.13          1.18

Less: Dividends and Distributions
Dividends from net investment income                    (.22)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total distributions                                     (.23)           -0-
Net asset value, end of period                        $12.08        $11.18

Total Return
Total investment return based on net asset
  value(c)                                             10.17%        11.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $26,605        $4,303
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.16%(f)      1.13%
  Expenses, before waivers/reimbursements(d)            1.44%(f)      7.64%
  Net investment income(b)                               .70%(f)       .96%
Portfolio turnover rate                                    3%            5%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 131


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2020 Retirement Strategy
                                                    -------------------------
                                                             Class I
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.21        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .08           .09
Net realized and unrealized gain on investment
  transactions                                          1.05          1.12
Net increase in net asset value from operations         1.13          1.21

Less: Dividends and Distributions
Dividends from net investment income                    (.24)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total distributions                                     (.25)           -0-
Net asset value, end of period                        $12.09        $11.21

Total Return
Total investment return based on net asset
  value(c)                                             10.15%        12.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $5,266        $1,127
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .91%(f)       .88%
  Expenses, before waivers/reimbursements(d)            1.06%(f)      8.67%
  Net investment income(b)                              1.38%(f)       .98%
Portfolio turnover rate                                    3%            5%


See footnote summary on page 168.


132 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2025 Retirement Strategy
                                                    -------------------------
                                                             Class A
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.44        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .10           .08
Net realized and unrealized gain on investment
  transactions                                          1.09          1.36
Net increase in net asset value from operations         1.19          1.44

Less: Dividends and Distributions
Dividends from net investment income                    (.23)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.24)           -0-
Net asset value, end of period                        $12.39        $11.44

Total Return
Total investment return based on net asset
  value(c)                                             10.39%        14.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $43,843        $7,332
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.21%(f)      1.18%
  Expenses, before waivers/reimbursements(d)            1.63%(f)      8.73%
  Net investment income(b)                              1.53%(f)       .79%
Portfolio turnover rate                                    5%            6%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 133


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2025 Retirement Strategy
                                                    -------------------------
                                                             Class B
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.35        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .04           .01
Net realized and unrealized gain on investment
  transactions                                          1.10          1.34
Net increase in net asset value from operations         1.14          1.35

Less: Dividends and Distributions
Dividends from net investment income                    (.18)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.19)           -0-
Net asset value, end of period                        $12.30        $11.35

Total Return
Total investment return based on net asset
  value(c)                                             10.05%        13.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $1,205          $525
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.91%(f)      1.88%
  Expenses, before waivers/reimbursements(d)            2.32%(f)     10.10%
  Net investment income(b)                               .68%(f)       .06%
Portfolio turnover rate                                    5%            6%


See footnote summary on page 168.


134 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2025 Retirement Strategy
                                                    -------------------------
                                                             Class C
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.36        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .04           .00(g)
Net realized and unrealized gain on investment
  transactions                                          1.10          1.36
Net increase in net asset value from operations         1.14          1.36

Less: Dividends and Distributions
Dividends from net investment income                    (.18)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.19)           -0-
Net asset value, end of period                        $12.31        $11.36

Total Return
Total investment return based on net asset
  value(c)                                             10.04%        13.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $843          $386
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.91%(f)      1.88%
  Expenses, before waivers/reimbursements(d)            2.33%(f)      9.47%
  Net investment income(b)                               .69%(f)       .04%
Portfolio turnover rate                                    5%            6%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 135


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2025 Retirement Strategy
                                                    -------------------------
                                                          Advisor Class
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.47        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .11           .12
Net realized and unrealized gain on investment
  transactions                                          1.10          1.35
Net increase in net asset value from operations         1.21          1.47

Less: Dividends and Distributions
Dividends from net investment income                    (.24)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.25)           -0-
Net asset value, end of period                        $12.43        $11.47

Total Return
Total investment return based on net asset
  value(c)                                             10.55%        14.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $305          $236
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .91%(f)       .88%
  Expenses, before waivers/reimbursements(d)            1.40%(f)      9.42%
  Net investment income(b)                              1.87%(f)      1.09%
Portfolio turnover rate                                    5%            6%


See footnote summary on page 168.


136 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2025 Retirement Strategy
                                                    -------------------------
                                                             Class R
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.41        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .05           .07
Net realized and unrealized gain on investment
  transactions                                          1.13          1.34
Net increase in net asset value from operations         1.18          1.41

Less: Dividends and Distributions
Dividends from net investment income                    (.19)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total distributions                                     (.20)           -0-
Net asset value, end of period                        $12.39        $11.41

Total Return
Total investment return based on net asset
  value(c)                                             10.33%        14.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $1,477          $478
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.41%(f)      1.38%
  Expenses, before waivers/reimbursements(d)            1.74%(f)      7.73%
  Net investment income(b)                               .98%(f)       .69%
Portfolio turnover rate                                    5%            6%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 137


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2025 Retirement Strategy
                                                    -------------------------
                                                             Class K
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.44        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .04           .10
Net realized and unrealized gain on investment
  transactions                                          1.15          1.34
Net increase in net asset value from operations         1.19          1.44

Less: Dividends and Distributions
Dividends from net investment income                    (.22)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total distributions                                     (.23)           -0-
Net asset value, end of period                        $12.40        $11.44

Total Return
Total investment return based on net asset
  value(c)                                             10.40%        14.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $28,743        $6,981
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)            1.16%(f)      1.13%
  Expenses, before waivers/reimbursements(d)            1.50%(f)      6.67%
  Net investment income(b)                               .81%(f)       .96%
Portfolio turnover rate                                    5%            6%


See footnote summary on page 168.


138 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2025 Retirement Strategy
                                                    -------------------------
                                                             Class I
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.47        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .07           .07
Net realized and unrealized gain on investment
  transactions                                          1.13          1.40
Net increase in net asset value from operations         1.20          1.47

Less: Dividends and Distributions
Dividends from net investment income                    (.24)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total distributions                                     (.25)           -0-
Net asset value, end of period                        $12.42        $11.47

Total Return
Total investment return based on net asset
  value(c)                                             10.50%        14.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $2,849          $639
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)             .91%(f)       .88%
  Expenses, before waivers/reimbursements(d)            1.09%(f)      7.62%
  Net investment income(b)                              1.23%(f)       .79%
Portfolio turnover rate                                    5%            6%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 139


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2030 Retirement Strategy
                                                    -------------------------
                                                             Class A
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.24        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .07           .03
Net realized and unrealized gain on investment
  transactions                                          1.16          1.21
Net increase in net asset value from operations         1.23          1.24

Less: Dividends and Distributions
Dividends from net investment income                    (.21)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total dividends and distributions                       (.23)           -0-
Net asset value, end of period                        $12.24        $11.24

Total Return
Total investment return based on net asset
  value(c)                                             10.91%        12.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $24,061        $4,240
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.22%(f)      1.19%
  Expenses, before waivers/reimbursements(d)(e)         2.22%(f)     13.11%
  Net investment income(b)                              1.17%(f)       .35%
Portfolio turnover rate                                    3%            7%


See footnote summary on page 168.


140 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2030 Retirement Strategy
                                                    -------------------------
                                                             Class B
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.14        $10.00

Income From Investment Operations
Net investment income (loss)(a)(b)                       .03          (.01)
Net realized and unrealized gain on investment
  transactions                                          1.15          1.15
Net increase in net asset value from operations         1.18          1.14

Less: Dividends and Distributions
Dividends from net investment income                    (.16)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total dividends and distributions                       (.18)           -0-
Net asset value, end of period                        $12.14        $11.14

Total Return
Total investment return based on net asset
  value(c)                                             10.52%        11.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $1,021          $374
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.92%(f)      1.89%
  Expenses, before waivers/reimbursements(d)(e)         2.87%(f)     16.08%
  Net investment income (loss)(b)                        .48%(f)      (.14)%
Portfolio turnover rate                                    3%            7%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 141


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2030 Retirement Strategy
                                                    -------------------------
                                                             Class C
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.15        $10.00

Income From Investment Operations
Net investment income (loss)(a)(b)                       .01          (.03)
Net realized and unrealized gain on investment
  transactions                                          1.17          1.18
Net increase in net asset value from operations         1.18          1.15

Less: Dividends and Distributions
Dividends from net investment income                    (.16)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total dividends and distributions                       (.18)           -0-
Net asset value, end of period                        $12.15        $11.15

Total Return
Total investment return based on net asset
  value(c)                                             10.51%        11.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $752          $230
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.92%(f)      1.89%
  Expenses, before waivers/reimbursements(d)(e)         2.62%(f)     15.16%
  Net investment income (loss)(b)                        .15%(f)      (.26)%
Portfolio turnover rate                                    3%            7%


See footnote summary on page 168.


142 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2030 Retirement Strategy
                                                    -------------------------
                                                          Advisor Class
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.26        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .10           .09
Net realized and unrealized gain on investment
  transactions                                          1.15          1.17
Net increase in net asset value from operations         1.25          1.26

Less: Dividends and Distributions
Dividends from net investment income                    (.22)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total dividends and distributions                       (.24)           -0-
Net asset value, end of period                        $12.27        $11.26

Total Return
Total investment return based on net asset
  value(c)                                             11.10%        12.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $324           $31
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)          .92%(f)       .89%
  Expenses, before waivers/reimbursements(d)(e)         1.94%(f)     22.50%
  Net investment income(b)                              1.56%(f)       .88%
Portfolio turnover rate                                    3%            7%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 143


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2030 Retirement Strategy
                                                    -------------------------
                                                             Class R
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.24        $10.00

Income From Investment Operations
Net investment income (loss)(a)(b)                       .04          (.01)
Net realized and unrealized gain on investment
  transactions                                          1.17          1.25
Net increase in net asset value from operations         1.21          1.24

Less: Distributions
Dividends from net investment income                    (.20)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total distributions                                     (.22)           -0-
Net asset value, end of period                        $12.23        $11.24

Total Return
Total investment return based on net asset
  value(c)                                             10.72%        12.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $1,428          $636
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.42%(f)      1.39%
  Expenses, before waivers/reimbursements(d)(e)         2.28%(f)     13.25%
  Net investment income (loss)(b)                        .76%(f)      (.10)%
Portfolio turnover rate                                    3%            7%


See footnote summary on page 168.


144 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2030 Retirement Strategy
                                                    -------------------------
                                                             Class K
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.24        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .02           .04
Net realized and unrealized gain on investment
  transactions                                          1.22          1.20
Net increase in net asset value from operations         1.24          1.24

Less: Distributions
Dividends from net investment income                    (.22)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total distributions                                     (.24)           -0-
Net asset value, end of period                        $12.24        $11.24

Total Return
Total investment return based on net asset
  value(c)                                             10.98%        12.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $16,024        $2,800
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.17%(f)      1.14%
  Expenses, before waivers/reimbursements(d)(e)         1.75%(f)     10.94%
  Net investment income(b)                               .41%(f)       .43%
Portfolio turnover rate                                    3%            7%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 145


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2030 Retirement Strategy
                                                    -------------------------
                                                             Class I
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.26        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .05           .09
Net realized and unrealized gain on investment
  transactions                                          1.20          1.17
Net increase in net asset value from operations         1.25          1.26

Less: Distributions
Dividends from net investment income                    (.23)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total distributions                                     (.25)           -0-
Net asset value, end of period                        $12.26        $11.26

Total Return
Total investment return based on net asset
  value(c)                                             11.10%        12.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $2,984          $755
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)          .92%(f)       .89%
  Expenses, before waivers/reimbursements(d)(e)         1.37%(f)     14.42%
  Net investment income(b)                               .95%(f)       .88%
Portfolio turnover rate                                    3%            7%


See footnote summary on page 168.


146 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2035 Retirement Strategy
                                                    -------------------------
                                                             Class A
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.30        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .06           .03
Net realized and unrealized gain on investment
  transactions                                          1.14          1.27
Net increase in net asset value from operations         1.20          1.30

Less: Dividends and Distributions
Dividends from net investment income                    (.20)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.21)           -0-
Net asset value, end of period                        $12.29        $11.30

Total Return
Total investment return based on net asset
  value(c)                                             10.68%        13.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $20,402        $3,290
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.22%(f)      1.20%
  Expenses, before waivers/reimbursements(d)(e)         2.48%(f)     17.78%
  Net investment income(b)                               .99%(f)       .35%
Portfolio turnover rate                                    2%           10%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 147


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2035 Retirement Strategy
                                                    -------------------------
                                                             Class B
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.22        $10.00

Income From Investment Operations
Net investment income (loss)(a)(b)                       .02          (.05)
Net realized and unrealized gain on investment
  transactions                                          1.13          1.27
Net increase in net asset value from operations         1.15          1.22

Less: Dividends and Distributions
Dividends from net investment income                    (.15)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.16)           -0-
Net asset value, end of period                        $12.21        $11.22

Total Return
Total investment return based on net asset
  value(c)                                             10.30%        12.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $618          $350
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.92%(f)      1.90%
  Expenses, before waivers/reimbursements(d)(e)         3.28%(f)     20.23%
  Net investment income (loss)(b)                        .41%(f)      (.47)%
Portfolio turnover rate                                    2%           10%


See footnote summary on page 168.


148 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2035 Retirement Strategy
                                                    -------------------------
                                                             Class C
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.21        $10.00

Income From Investment Operations
Net investment income (loss)(a)(b)                       .02          (.04)
Net realized and unrealized gain on investment
  transactions                                          1.13          1.25
Net increase in net asset value from operations         1.15          1.21

Less: Dividends and Distributions
Dividends from net investment income                    (.15)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.16)           -0-
Net asset value, end of period                        $12.20        $11.21

Total Return
Total investment return based on net asset
  value(c)                                             10.30%        12.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $719          $398
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.92%(f)      1.90%
  Expenses, before waivers/reimbursements(d)(e)         3.26%(f)     19.62%
  Net investment income (loss)(b)                        .26%(f)      (.38)%
Portfolio turnover rate                                    2%           10%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 149


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2035 Retirement Strategy
                                                    -------------------------
                                                          Advisor Class
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.32        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .09           .05
Net realized and unrealized gain on investment
  transactions                                          1.13          1.27
Net increase in net asset value from operations         1.22          1.32

Less: Dividends and Distributions
Dividends from net investment income                    (.21)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.22)           -0-
Net asset value, end of period                        $12.32        $11.32

Total Return
Total investment return based on net asset
  value(c)                                             10.86%        13.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $395          $228
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)          .92%(f)       .90%
  Expenses, before waivers/reimbursements(d)(e)         2.36%(f)     19.84%
  Net investment income(b)                              1.49%(f)       .54%
Portfolio turnover rate                                    2%           10%


See footnote summary on page 168.


150 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2035 Retirement Strategy
                                                    -------------------------
                                                             Class R
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.26        $10.00

Income From Investment Operations
Net investment income (loss)(a)(b)                       .05          (.02)
Net realized and unrealized gain on investment
  transactions                                          1.13          1.28
Net increase in net asset value from operations         1.18          1.26

Less: Distributions
Dividends from net investment income                    (.19)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total distributions                                     (.20)           -0-
Net asset value, end of period                        $12.24        $11.26

Total Return
Total investment return based on net asset
  value(c)                                             10.53%        12.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $1,102          $587
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.42%(f)      1.40%
  Expenses, before waivers/reimbursements(d)(e)         2.74%(f)     17.88%
  Net investment income (loss)(b)                        .88%(f)      (.25)%
Portfolio turnover rate                                    2%           10%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 151


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2035 Retirement Strategy
                                                    -------------------------
                                                             Class K
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.30        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .01           .03
Net realized and unrealized gain on investment
  transactions                                          1.20+         1.27
Net increase in net asset value from operations         1.21          1.30

Less: Distributions
Dividends from net investment income                    (.21)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total distributions                                     (.22)           -0-
Net asset value, end of period                        $12.29        $11.30

Total Return
Total investment return based on net asset
  value(c)                                             10.74%        13.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $8,967        $1,511
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.17%(f)      1.15%
  Expenses, before waivers/reimbursements(d)(e)         1.83%(f)     18.95%
  Net investment income(b)                               .15%(f)       .28%
Portfolio turnover rate                                    2%           10%


See footnote summary on page 168.


152 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2035 Retirement Strategy
                                                    -------------------------
                                                             Class I
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.32        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .05           .05
Net realized and unrealized gain on investment
  transactions                                          1.18          1.27
Net increase in net asset value from operations         1.23          1.32

Less: Distributions
Dividends from net investment income                    (.23)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total distributions                                     (.24)           -0-
Net asset value, end of period                        $12.31        $11.32

Total Return
Total investment return based on net asset
  value(c)                                             10.88%        13.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $2,038          $539
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)          .92%(f)       .90%
  Expenses, before waivers/reimbursements(d)(e)         1.66%(f)     16.65%
  Net investment income(b)                               .96%(f)       .54%
Portfolio turnover rate                                    2%           10%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 153


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2040 Retirement Strategy
                                                    -------------------------
                                                             Class A
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.38        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .07           .02
Net realized and unrealized gain on investment
  transactions                                          1.19          1.36
Net increase in net asset value from operations         1.26          1.38

Less: Dividends and Distributions
Dividends from net investment income                    (.21)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total dividends and distributions                       (.23)           -0-
Net asset value, end of period                        $12.41        $11.38

Total Return
Total investment return based on net asset
  value(c)                                             11.03%        13.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $9,344        $1,764
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.24%(f)      1.21%
  Expenses, before waivers/reimbursements(d)(e)         4.49%(f)     32.68%
  Net investment income(b)                              1.00%(f)       .20%
Portfolio turnover rate                                    5%           20%


See footnote summary on page 168.


154 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2040 Retirement Strategy
                                                    -------------------------
                                                             Class B
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.31        $10.00

Income From Investment Operations
Net investment income (loss)(a)(b)                       .03          (.05)
Net realized and unrealized gain on investment
  transactions                                          1.17          1.36
Net increase in net asset value from operations         1.20          1.31

Less: Dividends and Distributions
Dividends from net investment income                    (.14)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total dividends and distributions                       (.16)           -0-
Net asset value, end of period                        $12.35        $11.31

Total Return
Total investment return based on net asset
  value(c)                                             10.63%        13.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $712          $530
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.94%(f)      1.91%
  Expenses, before waivers/reimbursements(d)(e)         5.81%(f)     35.10%
  Net investment income (loss)(b)                        .42%(f)      (.50)%
Portfolio turnover rate                                    5%           20%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 155


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2040 Retirement Strategy
                                                    -------------------------
                                                             Class C
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.31        $10.00

Income From Investment Operations
Net investment income (loss)(a)(b)                       .02          (.03)
Net realized and unrealized gain on investment
  transactions                                          1.18          1.34
Net increase in net asset value from operations         1.20          1.31

Less: Dividends and Distributions
Dividends from net investment income                    (.14)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total dividends and distributions                       (.16)           -0-
Net asset value, end of period                        $12.35        $11.31

Total Return
Total investment return based on net asset
  value(c)                                             10.63%        13.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $243          $155
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.94%(f)      1.91%
  Expenses, before waivers/reimbursements(d)(e)         5.75%(f)     42.81%
  Net investment income (loss)(b)                        .34%(f)      (.32)%
Portfolio turnover rate                                    5%           20%


See footnote summary on page 168.


156 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2040 Retirement Strategy
                                                    -------------------------
                                                          Advisor Class
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.42        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .14           .10
Net realized and unrealized gain on investment
transactions                                            1.13          1.32
Net increase in net asset value from operations         1.27          1.42

Less: Dividends and Distributions
Dividends from net investment income                    (.22)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total dividends and distributions                       (.24)           -0-
Net asset value, end of period                        $12.45        $11.42

Total Return
Total investment return based on net asset
  value(c)                                             11.10%        14.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $103           $74
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)          .94%(f)       .91%
  Expenses, before waivers/reimbursements(d)(e)         4.28%(f)     55.18%
  Net investment income(b)                              1.85%(f)       .97%
Portfolio turnover rate                                    5%           20%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 157


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2040 Retirement Strategy
                                                    -------------------------
                                                             Class R
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.37        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .06           .01
Net realized and unrealized gain on investment
  transactions                                          1.18          1.36
Net increase in net asset value from operations         1.24          1.37

Less: Distributions
Dividends from net investment income                    (.22)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total distributions                                     (.24)           -0-
Net asset value, end of period                        $12.37        $11.37

Total Return
Total investment return based on net asset
  value(c)                                             10.86%        13.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $390          $177
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.44%(f)      1.41%
  Expenses, before waivers/reimbursements(d)(e)         4.80%(f)     36.08%
  Net investment income(b)                               .92%(f)       .06%
Portfolio turnover rate                                    5%           20%


See footnote summary on page 168.


158 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2040 Retirement Strategy
                                                    -------------------------
                                                             Class K
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.40        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .01           .05
Net realized and unrealized gain on investment
  transactions                                          1.25+         1.35
Net increase in net asset value from operations         1.26          1.40

Less: Distributions
Dividends from net investment income                    (.25)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total distributions                                     (.27)           -0-
Net asset value, end of period                        $12.39        $11.40

Total Return
Total investment return based on net asset
  value(c)                                             11.01%        14.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $3,675          $501
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.19%         1.16%
  Expenses, before waivers/reimbursements(d)(e)         2.90%        33.28%
  Net investment income(b)                               .23%          .53%
Portfolio turnover rate                                    5%           20%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 159


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2040 Retirement Strategy
                                                    -------------------------
                                                             Class I
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.42        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .03           .05
Net realized and unrealized gain on investment
  transactions                                          1.24          1.37
Net increase in net asset value from operations         1.27          1.42

Less: Distributions
Dividends from net investment income                    (.26)           -0-
Distributions from net realized gain on
  investment transactions                               (.02)           -0-
Total distributions                                     (.28)           -0-
Net asset value, end of period                        $12.41        $11.42

Total Return
Total investment return based on net asset
  value(c)                                             11.10%        14.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $2,060          $272
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)          .94%(f)       .91%
  Expenses, before waivers/reimbursements(d)(e)         1.93%(f)     29.45%
  Net investment income(b)                               .61%(f)       .48%
Portfolio turnover rate                                    5%           20%


See footnote summary on page 168.


160 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2045 Retirement Strategy
                                                    -------------------------
                                                             Class A
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.42        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .05           .04
Net realized and unrealized gain on investment
  transactions                                          1.11          1.38
Net increase in net asset value from operations         1.16          1.42

Less: Dividends and Distributions
Dividends from net investment income                    (.19)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.20)           -0-
Net asset value, end of period                        $12.38        $11.42

Total Return
Total investment return based on net asset
  value(c)                                             10.22%        14.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $10,671        $1,057
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.24%(f)      1.23%
  Expenses, before waivers/reimbursements(d)(e)         3.74%(f)     44.80%
  Net investment income(b)                               .82%(f)       .44%
Portfolio turnover rate                                   10%           13%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 161


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2045 Retirement Strategy
                                                    -------------------------
                                                             Class B
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.34        $10.00

Income From Investment Operations
Net investment loss(a)(b)                                .01          (.03)
Net realized and unrealized gain on investment
  transactions                                          1.09          1.37
Net increase in net asset value from operations         1.10          1.34

Less: Dividends and Distributions
Dividends from net investment income                    (.14)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.15)           -0-
Net asset value, end of period                        $12.29        $11.34

Total Return
Total investment return based on net asset
  value(c)                                              9.76%        13.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $277          $140
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.94%(f)      1.93%
  Expenses, before waivers/reimbursements(d)(e)         5.51%(f)     54.54%
  Net investment loss(b)                                 .24%(f)      (.28)%
Portfolio turnover rate                                   10%           13%


See footnote summary on page 168.


162 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2045 Retirement Strategy
                                                    -------------------------
                                                             Class C
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.34        $10.00

Income From Investment Operations
Net investment income (loss)(a)(b)                       .02          (.07)
Net realized and unrealized gain on investment
  transactions                                          1.08          1.41
Net increase in net asset value from operations         1.10          1.34

Less: Dividends and Distributions
Dividends from net investment income                    (.14)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.15)           -0-
Net asset value, end of period                        $12.29        $11.34

Total Return
Total investment return based on net asset
  value(c)                                              9.76%        13.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $238          $129
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.94%(f)      1.93%
  Expenses, before waivers/reimbursements(d)(e)         5.57%(f)     66.89%
  Net investment income (loss)(b)                        .42%(f)      (.73)%
Portfolio turnover rate                                   10%           13%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 163


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2045 Retirement Strategy
                                                    -------------------------
                                                          Advisor Class
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.45        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .09           .09
Net realized and unrealized gain on investment
  transactions                                          1.08          1.36
Net increase in net asset value from operations         1.17          1.45

Less: Dividends and Distributions
Dividends from net investment income                    (.20)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total dividends and distributions                       (.21)           -0-
Net asset value, end of period                        $12.41        $11.45

Total Return
Total investment return based on net asset
  value(c)                                             10.28%        14.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $308          $245
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)          .94%(f)       .93%
  Expenses, before waivers/reimbursements(d)(e)         5.12%(f)     52.18%
  Net investment income(b)                              1.47%(f)       .85%
Portfolio turnover rate                                   10%           13%


See footnote summary on page 168.


164 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2045 Retirement Strategy
                                                    -------------------------
                                                             Class R
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.40        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .05           .02
Net realized and unrealized gain on investment
  transactions                                          1.09          1.38
Net increase in net asset value from operations         1.14          1.40

Less: Distributions
Dividends from net investment income                    (.19)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total distributions                                     (.20)           -0-
Net asset value, end of period                        $12.34        $11.40

Total Return
Total investment return based on net asset
  value(c)                                             10.04%        14.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $428          $210
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.44%(f)      1.43%
  Expenses, before waivers/reimbursements(d)(e)         4.79%(f)     45.90%
  Net investment income(b)                               .80%(f)       .17%
Portfolio turnover rate                                   10%           13%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 165


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2045 Retirement Strategy
                                                    -------------------------
                                                             Class K
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.43        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .03           .04
Net realized and unrealized gain on investment
  transactions                                          1.12          1.39
Net increase in net asset value from operations         1.15          1.43

Less: Distributions
Dividends from net investment income                    (.21)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total distributions                                     (.22)           -0-
Net asset value, end of period                        $12.36        $11.43

Total Return
Total investment return based on net asset
  value(c)                                             10.13%        14.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)             $2,634          $484
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)         1.19%(f)      1.18%
  Expenses, before waivers/reimbursements(d)(e)         3.09%(f)     44.54%
  Net investment income(b)                               .46%(f)       .43%
Portfolio turnover rate                                   10%           13%


See footnote summary on page 168.


166 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     2045 Retirement Strategy
                                                    -------------------------
                                                             Class I
                                                    -------------------------
                                                     Six Months
                                                        Ended        Year
                                                    February 28,     Ended
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $11.45        $10.00

Income From Investment Operations
Net investment income(a)(b)                              .06           .04
Net realized and unrealized gain on investment
  transactions                                          1.12          1.41
Net increase in net asset value from operations         1.18          1.45

Less: Distributions
Dividends from net investment income                    (.23)           -0-
Distributions from net realized gain on
  investment transactions                               (.01)           -0-
Total distributions                                     (.24)           -0-
Net asset value, end of period                        $12.39        $11.45

Total Return
Total investment return based on net asset
  value(c)                                             10.36%        14.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $480           $97
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)          .93%(f)       .93%
  Expenses, before waivers/reimbursements(d)(e)         3.04%(f)     52.64%
  Net investment income(b)                              1.13%(f)       .39%
Portfolio turnover rate                                   10%           13%


See footnote summary on page 168.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 167


(a)  Based on average shares outstanding.

(b)  Net of expenses waived and reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Total investment return calculated for a period less than one year is not annualized.

(d) Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the six months ended February 28, 2007 and for the year ended August 31, 2006, the estimated annualized blended expense ratios were .04% and.07%, respectively, for each of the Strategies.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                      Six Months Ended February 28, 2007 (unaudited)
              ----------------------------------------------------------------
                  2000         2030          2035         2040         2045
               Retirement   Retirement    Retirement   Retirement   Retirement
                Strategy     Strategy      Strategy     Strategy     Strategy
              ----------------------------------------------------------------
Class A           1.06%        1.21%        1.21%        1.21%        1.21%
Class B           1.76%        1.91%        1.91%        1.91%        1.91%
Class C           1.76%        1.91%        1.91%        1.91%        1.91%
Advisor Class      .76%         .91%         .91%         .91%         .91%
Class R           1.26%        1.41%        1.41%        1.41%        1.41%
Class K           1.01%        1.16%        1.16%        1.16%        1.16%
Class I            .76%         .91%         .91%         .91%         .91%

                                Year Ended August 31, 2006
              ----------------------------------------------------------------
                  2000         2030          2035         2040         2045
               Retirement   Retirement    Retirement   Retirement   Retirement
                Strategy     Strategy      Strategy     Strategy     Strategy
              ----------------------------------------------------------------
Class A           1.03%        1.18%        1.18%        1.18%        1.18%
Class B           1.73%        1.88%        1.88%        1.88%        1.88%
Class C           1.73%        1.88%        1.88%        1.88%        1.88%
Advisor Class      .73%         .88%         .88%         .88%         .88%
Class R           1.23%        1.38%        1.38%        1.38%        1.38%
Class K            .98%        1.13%        1.13%        1.13%        1.13%
Class I            .73%         .88%         .88%         .88%         .88%


(f)  Annualized.

(g)  Amount is less than $(.005).

+ Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.


168 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J.Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Seth J. Masters, Senior Vice President
Thomas J. Fontaine, Vice President
Mark A. Hamilton, Vice President
Joshua Lisser, Vice President
Christopher H. Nikolich, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for each of the Fund's portfolio are made by the Blend Investment Team, comprised of senior Blend portfolio managers. While all members of the team work jointly to determine the majority of the investment strategy, Messrs. Seth Masters, Thomas Fontaine, Mark Hamilton, Joshua Lisser and Christopher Nikolich, members of the Blend Investment Team are primarily responsible for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 169


Pages 170-246 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund's February 28, 2007 financial statements. A copy of the Underlying Portfolios' unaudited semi-annual report is available upon request.


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


U.S. VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  32.8%   Financial                            [PIE CHART OMITTED]
[ ]  11.4%   Energy
[ ]  11.3%   Consumer Staples
[ ]   9.4%   Utilities
[ ]   8.3%   Consumer Growth
[ ]   6.3%   Capital Equipment
[ ]   6.0%   Consumer Cyclicals
[ ]   4.9%   Industrial Resources
[ ]   4.8%   Technology
[ ]   0.4%   Services

[ ]   4.4%   Short-Term


U.S. LARGE CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  28.2%   Technology                           [PIE CHART OMITTED]
[ ]  19.8%   Finance
[ ]  15.7%   Consumer Services
[ ]  14.8%   Health Care
[ ]   5.5%   Aerospace & Defense
[ ]   5.2%   Consumer Staples
[ ]   4.1%   Energy
[ ]   2.4%   Capital Goods
[ ]   1.8%   Basic Industry
[ ]   0.3%   Consumer Manufacturing

[ ]   2.2%   Short-Term


* All data are as of February 28, 2007. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

   Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


170 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

INDUSTRY BREAKDOWN*
[ ]  34.7%   Diversified & Others                 [PIE CHART OMITTED]
[ ]  15.2%   Office
[ ]   8.9%   Apartments
[ ]   8.3%   Retail
[ ]   5.8%   Regional Malls
[ ]   5.0%   Other
[ ]   5.0%   Shopping Centers
[ ]   3.6%   Lodging
[ ]   3.5%   Health Care
[ ]   3.0%   Industrial
[ ]   2.8%   Warehouse & Industrial
[ ]   2.1%   Self Storage
[ ]   0.7%   Restaurants & Lodging

[ ]   1.4%   Short-Term


COUNTRY BREAKDOWN*
[ ]  38.7%   United States                        [PIE CHART OMITTED]
[ ]  13.2%   Japan
[ ]   8.6%   Australia
[ ]   8.6%   Hong Kong
[ ]   7.7%   United Kingdom
[ ]   7.0%   France
[ ]   6.0%   Canada
[ ]   2.7%   Singapore
[ ]   2.0%   Netherlands
[ ]   1.5%   Germany
[ ]   1.3%   Finland
[ ]   0.7%   Italy
[ ]   0.6%   Norway

[ ]   1.4%   Short-Term


* All data are as of February 28, 2007. The Portfolio's industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

   Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 171


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


INTERNATIONAL VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  35.4%   Financial                            [PIE CHART OMITTED]
[ ]  13.3%   Industrial Commodities
[ ]  11.6%   Capital Equipment
[ ]  10.4%   Energy
[ ]   6.3%   Technology/Electronics
[ ]   4.1%   Telecommunication
[ ]   4.1%   Consumer Staples
[ ]   3.8%   Transportation
[ ]   3.6%   Medical
[ ]   3.4%   Utilities
[ ]   2.8%   Construction & Housing

[ ]   1.2%   Short-Term


COUNTRY BREAKDOWN*
[ ]  20.1%   United Kingdom                       [PIE CHART OMITTED]
[ ]  18.6%   Japan
[ ]  15.5%   France
[ ]  13.0%   Germany
[ ]   7.1%   Netherlands
[ ]   4.6%   South Korea
[ ]   4.2%   Italy
[ ]   4.0%   Taiwan
[ ]   2.3%   Switzerland
[ ]   1.8%   Brazil
[ ]   1.6%   China
[ ]   1.5%   Belgium
[ ]   4.5%   Other

[ ]   1.2%   Short-Term


* All data are as of February 28, 2007. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for International Value Portfolio represents less than 1.5% weightings in Hong Kong, Hungary, Israel, Spain and Sweden.

   Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


172 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


INTERNATIONAL GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  32.9%   Finance                              [PIE CHART OMITTED]
[ ]  10.9%   Consumer Manufacturing
[ ]  10.0%   Health Care
[ ]   8.3%   Basic Industry
[ ]   8.3%   Consumer Services
[ ]   7.4%   Capital Goods
[ ]   7.1%   Technology
[ ]   6.3%   Consumer Staples
[ ]   2.7%   Multi-Industry Companies
[ ]   2.6%   Energy
[ ]   2.0%   Utilities

[ ]   1.5%   Short-Term


COUNTRY BREAKDOWN*
[ ]  22.5%   Japan                                [PIE CHART OMITTED]
[ ]  20.4%   Switzerland
[ ]  12.9%   United Kingdom
[ ]   8.7%   France
[ ]   4.3%   Italy
[ ]   4.2%   Ireland
[ ]   4.1%   Australia
[ ]   4.1%   Spain
[ ]   2.9%   Germany
[ ]   2.8%   Hong Kong
[ ]   2.6%   Mexico
[ ]   2.1%   Brazil
[ ]   6.9%   Other

[ ]   1.5%   Short-Term


* All data are as of February 28, 2007. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for International Growth Portfolio represents less than 2.1% weightings in China, Finland, India, Russia, Sweden and Taiwan.

   Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 173


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


SMALL-MID CAP VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  22.1%   Financial                            [PIE CHART OMITTED]
[ ]  11.9%   Capital Equipment
[ ]  11.7%   Industrial Resources
[ ]  10.1%   Services
[ ]   9.3%   Consumer Staples
[ ]   8.6%   Technology
[ ]   7.2%   Consumer Cyclicals
[ ]   6.4%   Utilities
[ ]   5.2%   Consumer Growth
[ ]   1.2%   Energy

[ ]   6.3%   Short-Term


SMALL-MID CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  24.4%   Consumer Services                    [PIE CHART OMITTED]
[ ]  24.0%   Technology
[ ]  17.9%   Health Care
[ ]   9.7%   Capital Goods
[ ]   9.4%   Energy
[ ]   6.0%   Finance
[ ]   3.4%   Basic Industry
[ ]   2.5%   Transportation
[ ]   1.5%   Aerospace & Defense

[ ]   1.2%   Short-Term


* All data are as of February 28, 2007. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

   Please note: The security type classifications presented herein are based on the security type categorization methodology of the Adviser. These security type classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


174 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


SHORT DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  20.7%   Mortgage Pass-Thrus                          [PIE CHART OMITTED]
[ ]  15.8%   Government-Related -- US Agencies
[ ]  14.3%   Mortgage CMOS
[ ]  13.7%   U.S. Treasuries
[ ]  10.8%   Commercial Mortgage Backed Securities
[ ]   7.5%   Corporates -- Investment Grade
[ ]   6.1%   Asset-Backed Securities

[ ]  11.1%   Short-Term


INTERMEDIATE DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  40.9%   Mortgage Pass-Thrus                          [PIE CHART OMITTED]
[ ]  12.9%   Corporates -- Investment Grade
[ ]  10.8%   Non-US Dollar
[ ]   6.7%   Commercial Mortgage Backed Securities
[ ]   6.3%   U.S. Treasuries
[ ]   2.8%   Asset Backed Securities
[ ]   2.4%   Government-Related -- Non US Issuers
[ ]   2.2%   Mortgage CMOS
[ ]   0.1%   Corporates -- Non-Investment Grade

[ ]  14.9%   Short Term


* All data are as of February 28, 2007. The Portfolios' security type breakdowns are expressed as a percentage of total investments and may vary over time.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 175


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


INFLATION PROTECTED SECURITIES PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  97.9%   U.S. Government & Government                 [PIE CHART OMITTED]
             Sponsored Agency Obligations
[ ]   1.6%   Non U.S. Dollar Sovereign Debt
             Obligations

[ ]   0.5%   Short-Term


HIGH YIELD PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  92.7%   Corporates -- Non-Investment Grade           [PIE CHART OMITTED]
[ ]   4.4%   Corporates -- Investment Grade
[ ]   0.9%   Emerging Markets -- Non-Investment Grade
[ ]   0.2%   Preferred Stocks
[ ]   0.0%   Common Stocks

[ ]   1.8%   Short-Term


* All data are as of February 28, 2007. The Portfolios' security type breakdowns are expressed as a percentage of total investments and may vary over time.

   Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


176 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


U.S. VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-95.4%

Financial-32.7%
Banks - NYC-7.0%
CIT Group, Inc.                                        97,300    $    5,494,531
Citigroup, Inc.                                     1,729,800        87,181,920
JPMorgan Chase & Co.                                1,299,100        64,175,540
                                                                 --------------
                                                                    156,851,991
Finance - Personal Loans-0.8%
Countrywide Financial Corp.                           432,400        16,552,272

Life Insurance-2.4%
Genworth Financial, Inc.-Class A                      449,200        15,888,204
MetLife, Inc.                                         316,300        19,974,345
Prudential Financial, Inc.                             42,800         3,892,232
Torchmark Corp.                                       101,400         6,481,488
UnumProvident Corp.                                   342,700         7,337,207
                                                                 --------------
                                                                     53,573,476
Major Regional Banks-8.1%
Bank of America Corp.                               1,327,994        67,555,055
BB&T Corp.                                             32,700         1,389,096
Comerica, Inc.                                        198,600        11,993,454
Fifth Third Bancorp                                   186,000         7,492,080
Keycorp                                                89,900         3,392,826
Mellon Financial Corp.                                308,300        13,389,469
National City Corp.                                   442,800        16,759,980
SunTrust Banks, Inc.                                  149,800        12,629,638
U.S. Bancorp                                          336,000        11,981,760
Wachovia Corp.                                        335,400        18,571,098
Wells Fargo & Co.                                     449,200        15,587,240
                                                                 --------------
                                                                    180,741,696
Miscellaneous Financial-3.8%
Goldman Sachs Group, Inc.                              25,000         5,040,000
Janus Capital Group, Inc.                             373,650         7,940,063
MBIA, Inc.                                            201,400        13,387,058
Merrill Lynch & Co., Inc.                             389,500        32,593,360
MGIC Investment Corp.                                 182,500        11,013,875
Morgan Stanley                                        161,100        12,069,612
Waddell & Reed Financial, Inc.-Class A                151,300         3,688,694
                                                                 --------------
                                                                     85,732,662
Multi-Line Insurance-3.5%
American International Group, Inc.                    741,900        49,781,490
Fidelity National Financial, Inc.-Class A             522,500        12,540,000
Hartford Financial Services Group, Inc.               174,600        16,510,176
                                                                 --------------
                                                                     78,831,666


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 177


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Property - Casualty Insurance-3.6%
ACE, Ltd.                                             145,900    $    8,193,744
Allstate Corp.                                         97,050         5,828,823
Chubb Corp.                                           296,800        15,151,640
Old Republic International Corp.                      496,200        11,075,184
PartnerRe, Ltd.                                        66,100         4,592,628
RenaissanceRe Holdings, Ltd.                          128,700         6,599,736
The Travelers Cos, Inc.                               397,186        20,161,161
XL Capital Ltd.-Class A                               124,300         8,825,300
                                                                 --------------
                                                                     80,428,216
Savings & Loan-3.5%
Astoria Financial Corp.                               235,300         6,651,931
Federal Home Loan Mortgage Corp.                      330,500        21,211,490
Federal National Mortgage Association                 500,500        28,393,365
Washington Mutual, Inc.                               513,500        22,121,580
                                                                 --------------
                                                                     78,378,366
                                                                 --------------
                                                                    731,090,345
Energy-11.4%
Gas Pipelines-0.0%
El Paso Corp.                                          56,000           805,280

Oils - Integrated Domestic-2.7%
ConocoPhillips                                        365,500        23,911,010
Marathon Oil Corp.                                    233,500        21,187,790
Occidental Petroleum Corp.                             71,200         3,288,016
Total SA (ADR)                                        162,000        10,905,840
                                                                 --------------
                                                                     59,292,656
Oils - Integrated International-8.7%
BP PLC (ADR)                                          170,700        10,521,948
Chevron Corp.                                         838,300        57,515,763
Exxon Mobil Corp.                                   1,642,000       117,698,560
Royal Dutch Shell PLC (ADR)                           133,400         8,672,334
                                                                 --------------
                                                                    194,408,605
                                                                 --------------
                                                                    254,506,541
Consumer Staples-11.3%
Beverages - Soft, Lite & Hard-1.3%
The Coca-Cola Co.                                     101,400         4,733,352
Coca-Cola Enterprises, Inc.                           224,800         4,516,232
Molson Coors Brewing Co.-Class B                      154,000        13,003,760
PepsiCo, Inc.                                         124,100         7,836,915
                                                                 --------------
                                                                     30,090,259


178 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Foods-2.8%
Bunge, Ltd.                                            53,800    $    4,269,568
ConAgra Foods, Inc.                                   419,900        10,594,077
General Mills, Inc.                                   198,500        11,187,460
Kellogg Co.                                           210,100        10,488,192
Kimberly-Clark Corp.                                  200,000        13,622,000
Kraft Foods, Inc.-Class A                              32,700         1,043,784
Sara Lee Corp.                                        654,400        10,771,424
                                                                 --------------
                                                                     61,976,505
Restaurants-1.1%
McDonald's Corp.                                      556,700        24,338,924

Retail Stores - Food-1.2%
Kroger Co.                                            398,300        10,224,361
Safeway, Inc.                                         458,600        15,853,802
                                                                 --------------
                                                                     26,078,163
Soaps-2.6%
Clorox Co.                                            152,900         9,687,744
Colgate-Palmolive Co.                                 180,200        12,138,272
Procter & Gamble Co.                                  590,100        37,465,449
                                                                 --------------
                                                                     59,291,465
Tobacco-2.3%
Altria Group, Inc.                                    486,800        41,027,504
UST, Inc.                                             173,900        10,096,634
                                                                 --------------
                                                                     51,124,138
                                                                 --------------
                                                                    252,899,454
Utilities-9.4%
Electric Companies-2.3%
Allegheny Energy, Inc.(a)                             235,800        11,139,192
Alliant Energy Corp.                                   17,600           736,032
Constellation Energy Group, Inc.                       34,350         2,702,314
Entergy Corp.                                         143,700        14,183,190
Northeast Utilities                                   137,900         4,007,374
TXU Corp.                                             195,600        12,938,940
Wisconsin Energy Corp.                                 85,125         4,081,744
                                                                 --------------
                                                                     49,788,786
Telephone-7.1%
American Tower Corp.-Class A(a)                        90,000         3,486,600
AT&T, Inc.                                          2,070,855        76,207,464
Crown Castle International Corp.(a)                   287,600         9,421,776
Embarq Corp.-Class W                                   38,305         2,120,182
Idearc, Inc.                                           18,740           637,160
Sprint Nextel Corp.                                 1,215,600        23,436,768
Verizon Communications, Inc.                        1,164,200        43,576,006
                                                                 --------------
                                                                    158,885,956
                                                                 --------------
                                                                    208,674,742


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 179


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Growth-8.3%
Advertising-0.3%
Interpublic Group of Cos., Inc.(a)                    611,100    $    7,693,749

Drugs-4.1%
Merck & Co. Inc.                                      690,200        30,479,232
Pfizer, Inc.                                        2,489,800        62,145,408
                                                                 --------------
                                                                     92,624,640
Entertainment-2.5%
CBS Corp.-Class B                                     540,000        16,389,000
Time Warner, Inc.                                   1,335,900        27,185,565
Viacom, Inc.-Class B(a)                               128,000         4,997,120
The Walt Disney Co.                                   198,900         6,814,314
                                                                 --------------
                                                                     55,385,999
Hospital Management-0.0%
Tenet Healthcare Corp.(a)                             157,800         1,077,774

Other Medical-0.4%
AmerisourceBergen Corp.-Class A                       156,700         8,253,389

Radio - TV Broadcasting-1.0%
Comcast Corp.-Class A(a)                              605,700        15,578,604
Comcast Corp.-Special-Class A(a)                      223,425         5,686,166
                                                                 --------------
                                                                     21,264,770
                                                                 --------------
                                                                    186,300,321
Capital Equipment-6.2%
Aerospace & Defense-0.5%
Boeing Co.                                            126,400        11,030,928

Auto Trucks - Parts-0.8%
Cummins, Inc.                                          85,100        11,461,268
Eaton Corp.                                            81,900         6,634,719
                                                                 --------------
                                                                     18,095,987
Defense-1.1%
Lockheed Martin Corp.                                 108,700        10,574,336
Northrop Grumman Corp.                                200,900        14,434,665
                                                                 --------------
                                                                     25,009,001
Electrical Equipment-3.1%
Cooper Industries, Ltd.-Class A                        54,800         5,027,352
General Electric Co.                                1,853,700        64,731,204
                                                                 --------------
                                                                     69,758,556
Miscellaneous Capital Goods-0.7%
Ingersoll-Rand Co. Ltd.-Class A                       144,000         6,236,640
SPX Corp.                                             132,300         9,247,770
                                                                 --------------
                                                                     15,484,410
                                                                 --------------
                                                                    139,378,882


180 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Cyclicals-6.0%
Autos & Auto Parts OEMS-1.9%
American Axle & Manufacturing Holdings, Inc.           11,000    $      269,830
Autoliv, Inc.                                         162,800         9,287,740
BorgWarner, Inc.                                      121,100         8,917,804
DaimlerChrysler AG                                    159,000        10,823,130
Magna International, Inc.-Class A                     109,000         8,022,400
Toyota Motor Corp. (ADR)                               30,200         4,031,700
                                                                 --------------
                                                                     41,352,604
Household - Appliances/Durables-0.5%
Black & Decker Corp.                                  123,600        10,415,772

Miscellaneous Consumer Cyclicals-0.1%
Newell Rubbermaid, Inc.                                90,900         2,783,358

Retailers-2.1%
Dollar Tree Stores, Inc.(a)                           107,900         3,680,469
Federated Department Stores, Inc.                     168,100         7,507,346
The Gap, Inc.                                         655,500        12,579,045
Limited Brands Inc.                                   282,000         7,805,760
Office Depot, Inc.(a)                                 309,400        10,321,584
Saks, Inc.                                            299,500         5,786,340
                                                                 --------------
                                                                     47,680,544
Textiles/Shoes - Apparel
  Manufacturing-0.9%
Jones Apparel Group, Inc.                             256,400         8,440,688
VF Corp.                                              150,500        12,011,405
                                                                 --------------
                                                                     20,452,093
Toys-0.5%
Mattel, Inc.                                          455,500        11,847,555
                                                                 --------------
                                                                    134,531,926
Industrial Resources-4.9%
Chemicals-2.6%
Avery Dennison Corp.                                  149,100         9,909,186
Dow Chemical Co.                                      449,200        19,674,960
E.I. Du Pont de Nemours & Co.                         164,400         8,343,300
Hercules, Inc.(a)                                      63,825         1,286,712
Lubrizol Corp.                                        123,500         6,422,000
PPG Industries, Inc.                                  163,400        10,825,250
                                                                 --------------
                                                                     56,461,408
Containers - Metal/Glass/Paper-1.0%
Crown Holdings, Inc.(a)                               374,900         8,562,716
Owens-Illinois, Inc.(a)                               275,200         6,538,752
Sonoco Products Co.                                   210,400         7,789,008
                                                                 --------------
                                                                     22,890,476
Paper-0.7%
Smurfit-Stone Container Corp.(a)                      439,600         5,424,664
Temple-Inland, Inc.                                   179,600        10,740,080
                                                                 --------------
                                                                     16,164,744


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 181


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Steel-0.6%
Arcelor Mittal                                        250,200    $   12,725,172
                                                                 --------------
                                                                    108,241,800
Technology-4.8%
Communication - Equipment
  Manufacturers-0.6%
Cisco Systems, Inc.(a)                                177,700         4,609,538
Nokia OYJ (ADR)                                       379,300         8,280,119
                                                                 --------------
                                                                     12,889,657
Computer Services/Software-1.5%
Accenture Ltd.-Class A                                235,400         8,403,780
Ceridian Corp.(a)                                     204,800         6,680,576
Electronic Data Systems Corp.                         321,700         9,014,034
Microsoft Corp.                                       336,800         9,487,656
                                                                 --------------
                                                                     33,586,046
Computer/Instrumentation-0.8%
Celestica, Inc.(a)                                    339,400         2,131,432
Flextronics International Ltd.(a)                     924,900        10,109,157
Sanmina-SCI Corp.(a)                                  599,600         2,224,516
Solectron Corp.(a)                                    959,100         3,088,302
                                                                 --------------
                                                                     17,553,407
Computers-1.1%
Hewlett-Packard Co.                                   260,600        10,262,428
International Business Machines Corp.                 149,800        13,932,898
                                                                 --------------
                                                                     24,195,326
Miscellaneous Industrial Technology-0.3%
Arrow Electronics, Inc.(a)                            136,200         5,219,184
Tech Data Corp.(a)                                     42,875         1,598,380
                                                                 --------------
                                                                      6,817,564
Office Automation-0.5%
Lexmark International, Inc.-Class A(a)                182,600        11,058,256
                                                                 --------------
                                                                    106,100,256
Services-0.4%
Railroads-0.4%
CSX Corp.                                             245,400         9,244,218

Total Common Stocks
  (cost $1,836,743,018)                                           2,130,968,485

SHORT-TERM INVESTMENTS-4.3%
Investment Companies-4.3%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $96,946,304)                               96,946,304        96,946,304


182 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                                            U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-99.7%
  (cost $1,933,689,322)                                          $2,227,914,789
Other assets less liabilities-0.3%                                    6,275,030

Net Assets-100.0%                                                $2,234,189,819


(a)  Non-income producing security.

(b)  Investment in affiliated money market mutual fund.

Glossary:

ADR - American Depositary Receipt


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 183


U.S. LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-99.2%

Technology-28.6%
Communication Equipment-4.1%
Cisco Systems, Inc.(a)                              2,942,500    $   76,328,450
QUALCOMM, Inc.                                        354,900        14,295,372
                                                                 --------------
                                                                     90,623,822
Communication Services-0.5%
Monster Worldwide, Inc.(a)                            206,000        10,271,160

Computer Hardware/Storage-8.6%
Apple, Inc.(a)                                      1,303,550       110,293,366
Hewlett-Packard Co.                                 1,425,900        56,151,942
Sun Microsystems, Inc.(a)                           3,607,400        22,113,362
                                                                 --------------
                                                                    188,558,670
Computer Peripherals-1.7%
Network Appliance, Inc.(a)                            950,200        36,744,234

Computer Services-0.4%
DST Systems, Inc.(a)                                  114,100         8,034,922

Internet Infrastructure-1.1%
Akamai Technologies, Inc.(a)                          482,900        24,903,153

Internet Media-5.5%
Google, Inc.-Class A(a)                               267,605       120,275,067

Semiconductor Components-3.7%
Broadcom Corp.-Class A(a)                           1,504,300        51,281,587
NVIDIA Corp.(a)                                     1,008,300        31,257,300
                                                                 --------------
                                                                     82,538,887
Software-3.0%
Adobe Systems, Inc.(a)                                446,700        17,532,975
Microsoft Corp.                                     1,753,200        49,387,644
                                                                 --------------
                                                                     66,920,619
                                                                 --------------
                                                                    628,870,534
Finance-20.0%
Banking - Money Center-4.0%
Credit Suisse Group (New York Exchange)
  (ADR)                                               826,385        57,227,161
JPMorgan Chase & Co.                                  629,300        31,087,420
                                                                 --------------
                                                                     88,314,581


184 o ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Brokerage & Money Management-11.3%
The Charles Schwab Corp.                            1,407,000    $   26,001,360
Franklin Resources, Inc.                              571,650        67,105,993
Goldman Sachs Group, Inc.                             142,090        28,645,344
Janus Capital Group, Inc.                             116,500         2,475,625
Lazard Ltd.-Class A                                   232,000        11,945,680
Legg Mason, Inc.                                      477,940        49,103,556
Lehman Brothers Holdings, Inc.                         83,000         6,083,900
Merrill Lynch & Co., Inc.                             677,400        56,684,832
                                                                 --------------
                                                                    248,046,290
Financial Services-2.8%
Chicago Mercantile Exchange Holdings, Inc.-
  Class A                                              64,800        34,935,624
NYSE Group, Inc.(a)                                   318,700        27,057,630
                                                                 --------------
                                                                     61,993,254
Insurance-1.9%
American International Group, Inc.                    619,560        41,572,476
                                                                 --------------
                                                                    439,926,601
Consumer Services-15.9%
Apparel-0.6%
Nike, Inc.-Class B                                    133,800        13,978,086

Broadcasting & Cable-3.8%
Comcast Corp.-Special-Class A(a)                    2,343,250        59,635,712
Time Warner, Inc.                                   1,171,700        23,844,095
                                                                 --------------
                                                                     83,479,807
Cellular Communications-1.0%
America Movil SAB de CV Series L (ADR)                341,200        14,944,560
Nii Holdings Inc-B(a)                                 112,800         7,990,752
                                                                 --------------
                                                                     22,935,312
Gaming-0.3%
Melco PBL Entertainment Macau Ltd. (ADR)(a)           340,597         5,653,910

Restaurants & Lodging-5.3%
Hilton Hotels Corp.                                   603,300        21,296,490
Las Vegas Sands Corp.(a)                              169,800        14,650,344
McDonald's Corp.                                      957,350        41,855,342
Starwood Hotels & Resorts Worldwide, Inc.             577,750        38,015,950
                                                                 --------------
                                                                    115,818,126
Retail - General Merchandise-4.9%
eBay, Inc.(a)                                         405,000        12,984,300
Kohl's Corp.(a)                                       701,200        48,375,788
Target Corp.                                          759,050        46,704,347
                                                                 --------------
                                                                    108,064,435
                                                                 --------------
                                                                    349,929,676


ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO o 185


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Health Care-15.0%
Biotechnology-5.2%
Genentech, Inc.(a)                                    504,900    $   42,598,413
Gilead Sciences, Inc.(a)                              992,000        70,987,520
                                                                 --------------
                                                                    113,585,933
Medical Products-4.5%
Abbott Laboratories                                   507,200        27,703,264
Alcon, Inc.                                           542,000        67,544,040
Medtronic, Inc.                                        86,800         4,371,248
                                                                 --------------
                                                                     99,618,552
Medical Services-5.3%
WellPoint, Inc.(a)                                  1,460,600       115,957,034
                                                                 --------------
                                                                    329,161,519
Aerospace & Defense-5.6%
Aerospace-5.6%
Boeing Co.                                          1,016,800        88,736,136
Rockwell Collins, Inc.                                287,550        18,828,774
Spirit Aerosystems Holdings, Inc.-Class A(a)          532,200        15,705,222
                                                                 --------------
                                                                    123,270,132
Consumer Staples-5.3%
Food-1.3%
WM Wrigley Jr Co.                                     592,000        29,481,600

Household Products-4.0%
Procter & Gamble Co.                                1,372,300        87,127,327
                                                                 --------------
                                                                    116,608,927
Energy-4.2%
Oil Service-4.2%
GlobalSantaFe Corp.                                   107,900         6,218,277
Halliburton Co.                                     1,872,500        57,822,800
Schlumberger, Ltd.                                    428,500        26,909,800
                                                                 --------------
                                                                     90,950,877
Capital Goods-2.5%
Engineering & Construction-1.0%
Fluor Corp.                                           255,600        21,590,532

Miscellaneous-1.5%
General Electric Co.                                  937,900        32,751,468
                                                                 --------------
                                                                     54,342,000
Basic Industry-1.8%
Chemicals-1.8%
Monsanto Co.                                          752,400        39,643,956

Consumer Manufacturing-0.3%
Auto & Related-0.3%
Toyota Motor Corp. (ADR)                               50,040         6,680,340

Total Common Stocks
  (cost $1,980,157,333)                                           2,179,384,562


186 o ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-2.2%
Investment Companies-2.2%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $48,020,987)                               48,020,987    $   48,020,987

Total Investments-101.4%
  (cost $2,028,178,320)                                           2,227,405,549
Other assets less liabilities-(1.4)%                                (31,115,944)

Net Assets-100.0%                                                $2,196,289,605


(a)  Non-income producing security.

(b)  Investment in affiliated money market mutual fund.

Glossary:

ADR - American Depositary Receipt


ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO o 187


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-97.5%

Real Estate Investment Trusts-96.8%
Apartments-8.8%
Apartment Investment & Management Co.-
  Class A                                             154,800    $    9,111,528
Archstone-Smith Trust                                 169,400         9,555,854
AvalonBay Communities, Inc.                            85,200        11,720,112
Boardwalk Real Estate Investment Trust                190,400         8,123,256
Camden Property Trust                                  35,400         2,548,092
Canadian Apartment Properties REI                     100,000         1,812,586
Deutsche Wohnen AG                                     60,000         3,656,112
Equity Residential                                    313,200        15,907,428
Essex Property Trust, Inc.                             27,000         3,750,030
Mid-America Apartment Communities, Inc.               164,500         9,085,335
Mirvac Group                                        1,699,816         7,594,200
Stockland                                             444,084         3,031,833
United Dominion Realty Trust, Inc.                    243,350         7,945,377
                                                                 --------------
                                                                     93,841,743
Diversified & Others-34.3%
Alexandria Real Estate Equities, Inc.                 108,700        11,434,153
British Land Co. PLC                                  712,226        20,869,958
Canadian Real Estate Investment Trust                 241,800         6,818,198
Cominar Real Estate Investment Trust                  164,900         3,592,384
Digital Realty Trust, Inc.                            333,400        13,215,976
Fonciere Des Regions                                   92,300        16,936,106
Forest City Enterprises, Inc.-Class A                 208,013        12,851,043
General Property Group                              3,347,500        13,315,045
H&R Real Estate Investment                            137,100         3,018,404
Hang Lung Properties, Ltd.                          5,210,000        13,690,750
Keppel Land Ltd                                     2,550,000        13,942,083
Kerry Properties Ltd.                               4,664,832        23,139,367
Land Securities Group PLC                             582,309        23,442,583
Mitsui Fudosan Co. Ltd.                             1,309,000        36,213,356
Multiplex Group                                     1,939,400         6,758,868
New World Development Co., Ltd.                    10,911,443        24,008,649
Sino Land Co.                                       5,648,601        13,007,820
Sumitomo Realty & Development                         750,000        29,930,115
Sun Hung Kai Properties Ltd.                        1,446,600        17,162,535
Unibail                                               150,918        43,561,334
Vornado Realty Trust                                  157,500        20,034,000
                                                                 --------------
                                                                    366,942,727
Health Care-3.4%
Health Care Property Investors, Inc.                  382,500        14,064,525
Nationwide Health Properties, Inc.                    140,000         4,631,200
Ventas, Inc.                                          389,500        17,850,785
                                                                 --------------
                                                                     36,546,510


188 o ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Industrial-3.0%
Brixton PLC                                           293,500    $    2,804,443
DB RREEF Trust                                     11,188,095        15,407,635
Macquarie Goodman Group                             1,483,445         8,389,212
Slough Estates PLC                                    339,050         4,926,694
                                                                 --------------
                                                                     31,527,984
Lodging-3.5%
Equity Inns, Inc.                                     191,000         2,960,500
FelCor Lodging Trust, Inc.                            325,300         7,670,574
Highland Hospitality Corp.                            170,500         2,797,905
Host Hotels & Resorts, Inc.                           528,857        13,898,362
LaSalle Hotel Properties                               83,177         3,695,554
Strategic Hotels & Resorts, Inc.                      324,800         6,830,544
                                                                 --------------
                                                                     37,853,439
Office-15.1%
Allied Properties Real Estate Investment Trust        147,300         3,022,572
Beni Stabili SpA                                    4,650,000         7,692,169
Boston Properties, Inc.                               158,000        18,975,800
Brookfield Properties Corp.                           307,800        13,697,100
Corporate Office Properties Trust SBI MD               89,025         4,542,055
Derwent Valley Holdings PLC                           267,945        10,961,470
Dundee Real Estate Investment Trust                   151,300         5,262,384
Eurocastle Investment Ltd.                            275,000        15,375,673
Great Portland Estates PLC                            610,000         8,979,352
ING Office Fund                                     8,019,300         9,912,692
IVG Immobilien AG                                     282,000        12,578,906
Japan Real Estate Investment-Class A                    1,060        13,068,952
Maguire Properties, Inc.                              219,500         8,573,670
Nippon Building Fund, Inc.-Class A                        961        14,038,680
SL Green Realty Corp.                                 102,800        14,994,408
                                                                 --------------
                                                                    161,675,883
Other-5.0%
Mitsubishi Estate Co. Ltd.                            610,000        19,048,363
Nomura Real Estate Office Fund, Inc.-Class A            1,830        21,805,625
Norwegian Property ASA(a)                             585,000         6,677,973
NTT Urban Development Corp.                             2,600         5,906,700
                                                                 --------------
                                                                     53,438,661
Regional Malls-5.7%
General Growth Properties, Inc.                       259,200        16,441,056
Simon Property Group, Inc.                            295,600        33,325,944
Taubman Centers, Inc.                                 194,400        11,560,968
                                                                 --------------
                                                                     61,327,968
Retail-8.2%
CapitaMall Trust                                    6,238,800        14,127,975
Centro Properties Group                               439,127         3,134,652
Hammerson PLC                                         326,000         9,792,245
Klepierre                                              68,700        13,522,908
Primaris Retail Real Estate Investment Trust          177,020         3,313,066


ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO o 189


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
RioCan Real Estate Investment Trust(a)(b)             132,100    $    3,005,456
RioCan Real Estate Investment Trust                   489,700        11,141,345
Rodamco Europe NV                                      41,550         5,715,628
Westfield Group                                     1,370,964        23,550,794
                                                                 --------------
                                                                     87,304,069
Self Storage-2.1%
Public Storage, Inc.                                  218,500        22,127,495

Shopping Centers-4.9%
Citycon Oyj                                         1,810,000        13,572,440
Developers Diversified Realty Corp.                   192,800        12,639,968
Federal Realty Investment Trust                        47,000         4,253,030
Kimco Realty Corp.                                    322,200        16,193,772
Tanger Factory Outlet Centers                         151,100         6,071,198
                                                                 --------------
                                                                     52,730,408
Warehouse & Industrial-2.8%
First Industrial Realty Trust, Inc.                    46,000         2,136,700
ProLogis Trust                                        423,300        27,992,829
                                                                 --------------
                                                                     30,129,529
                                                                 --------------
                                                                  1,035,446,416
Consumer Services-0.7%
Restaurants & Lodging-0.7%
Starwood Hotels & Resorts Worldwide, Inc.             116,100         7,639,380

Total Common Stocks
  (cost $772,699,097)                                             1,043,085,796

SHORT-TERM INVESTMENTS-1.3%
Investment Companies-1.3%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(c)
  (cost $14,659,820)                               14,659,820        14,659,820

Total Investments-98.8%
  (cost $787,359,917)                                             1,057,745,616
Other assets less liabilities-1.2%                                   12,305,986

Net Assets-100.0%                                                $1,070,051,602


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the market value of this security amounted to $3,005,456 or 0.3% of net assets.

(c)  Investment in affiliated money market mutual fund.


190 o ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-97.5%

Financial-34.9%
Banking-20.1%
Bank Hapoalim BM                                    1,664,800    $    7,704,268
Bank Leumi Le-Israel                                  736,900         2,645,233
Barclays PLC                                        1,831,300        26,555,346
BNP Paribas SA                                        263,100        27,435,252
Credit Agricole SA                                    500,071        19,921,229
Credit Suisse Group                                   394,500        27,258,514
Fortis (Euronext Amsterdam)                             5,900           253,504
Fortis (Euronext Brussels)                            401,200        17,237,998
HBOS PLC                                              958,560        20,288,237
Kookmin Bank                                          164,700        14,792,837
Royal Bank of Scotland Group PLC                      698,900        27,478,937
Societe Generale                                      131,381        22,094,577
Sumitomo Mitsui Financial Group, Inc.                   2,809        27,327,490
                                                                 --------------
                                                                    240,993,422
Financial Services-2.7%
ORIX Corp.                                            119,670        32,966,335

Insurance-12.1%
Allianz SE                                            151,100        32,509,743
Aviva PLC                                           1,273,223        20,387,188
Fondiaria-Sai SpA (ordinary shares)                   207,700         9,465,936
Fondiaria-Sai SpA (saving shares)                      19,000           666,689
Friends Provident PLC                               2,652,020        10,689,986
ING Groep NV                                          922,011        39,332,837
Muenchener Rueckversicherungs AG                      204,900        32,650,391
                                                                 --------------
                                                                    145,702,770
                                                                 --------------
                                                                    419,662,527
Industrial Commodities-13.1%
Chemicals-3.2%
BASF AG                                               265,700        27,024,596
Mitsui Chemicals, Inc.                              1,280,000        11,127,545
                                                                 --------------
                                                                     38,152,141
Forest & Paper-0.9%
Svenska Cellulosa AB-Class B                          214,400        11,085,281

Metal-Nonferrous-1.9%
Xstrata PLC                                           475,240        22,248,177

Metal-Steel-7.1%
JFE Holdings, Inc.                                    660,500        40,855,297
Mittal Steel Co. NV (Euronext Amsterdam)              165,500         8,390,493
Mittal Steel Co. NV (Euronext Paris)                  294,332        14,870,158
POSCO                                                  58,000        21,768,491
                                                                 --------------
                                                                     85,884,439
                                                                 --------------
                                                                    157,370,038


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO o 191


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Capital Equipment-11.4%
Aerospace & Defense-2.9%
BAE Systems PLC                                     1,488,100    $   12,673,972
European Aeronautic Defence & Space Co., NV           638,320        21,816,611
                                                                 --------------
                                                                     34,490,583
Automobiles-7.6%
Compagnie Generale des Etablissements
  Michelin-Class B                                    190,900        19,830,790
Continental AG                                         48,300         6,024,001
Hyundai Mobis                                         133,410        11,129,835
Renault SA                                            277,300        32,925,355
Toyota Motor Corp.                                    319,600        21,466,262
                                                                 --------------
                                                                     91,376,243
Machinery & Engineering-0.9%
Sumitomo Heavy Industries Ltd.                      1,093,000        11,260,480
                                                                 --------------
                                                                    137,127,306
Energy-10.3%
Energy Sources-10.3%
BP PLC                                                806,100         8,263,785
China Petroleum & Chemical Corp.-Class H           17,332,500        13,822,359
ENI SpA                                               976,800        29,916,817
MOL Hungarian Oil and Gas NyRt                         69,800         7,481,844
PetroChina Co., Ltd.-Class H                        4,412,000         5,161,613
Petroleo Brasileiro SA (NY) (ADR)                     257,300        20,990,534
Repsol YPF SA                                         343,200        10,862,608
Total SA                                              398,400        26,833,292
                                                                 --------------
                                                                    123,332,852
Technology/Electronics-6.2%
Electrical & Electronics-0.8%
Compal Electronics, Inc. (GDR)(a)                   2,168,609         9,325,019

Electronic Components & Instruments-5.4%
AU Optronics Corp.                                  8,117,400        11,422,400
Samsung Electronics Co. Ltd.                           12,150         7,338,298
Sharp Corp.                                         1,053,000        19,620,015
Taiwan Semiconductor Manufacturing Co. Ltd.
  (ADR)                                             1,072,023        11,899,455
United Microelectronics Corp.                      25,201,227        14,970,135
                                                                 --------------
                                                                     65,250,303
                                                                 --------------
                                                                     74,575,322
Telecommunications-4.1%
China Netcom Group Corp Ltd.                        5,620,000        13,268,789
Nippon Telegraph & Telephone Corp.                      2,031        10,759,021
Vodafone Group PLC                                  9,082,937        25,162,929
                                                                 --------------
                                                                     49,190,739
Consumer Staples-4.0%
Beverages & Tobacco-1.9%
Japan Tobacco, Inc.                                     5,069        23,182,072


192 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Food & Household Products-2.1%
J Sainsbury PLC                                     2,501,900    $   25,041,875
                                                                 --------------
                                                                     48,223,947
Transportation-3.8%
Transportation - Airlines-2.3%
Air France-KLM                                        298,000        12,916,546
Deutsche Lufthansa AG                                 547,700        14,833,224
                                                                 --------------
                                                                     27,749,770
Transportation - Shipping-1.5%
Mitsui OSK Lines Ltd.                               1,541,000        17,475,243
                                                                 --------------
                                                                     45,225,013
Medical-3.5%
Health & Personal Care-3.5%
AstraZeneca PLC                                       258,000        14,467,872
GlaxoSmithKline PLC                                   246,300         6,910,726
Sanofi-Aventis                                        249,319        21,170,222
                                                                 --------------
                                                                     42,548,820
Utilities-3.4%
Utility (Electric & Gas)-3.4%
E.ON AG                                               184,200        24,146,390
RWE AG                                                163,120        16,633,743
                                                                 --------------
                                                                     40,780,133
Construction & Housing-2.8%
Building Materials-0.8%
Buzzi Unicem SpA                                      194,400         5,687,049
Italcementi SpA                                       119,400         3,578,723
                                                                 --------------
                                                                      9,265,772
Construction & Housing-1.9%
George Wimpey PLC                                     515,700         5,734,631
Leopalace21 Corp.                                     140,000         4,429,420
Persimmon PLC                                         158,400         4,329,517
Taylor Woodrow PLC                                  1,035,400         8,244,576
                                                                 --------------
                                                                     22,738,144
Real Estate-0.1%
Sino Land Co.                                         493,800         1,137,142
                                                                 --------------
                                                                     33,141,058
Total Common Stocks
  (cost $897,504,629)                                             1,171,177,755

SHORT-TERM INVESTMENTS-1.2%
Investment Companies-1.2%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $13,929,321)                               13,929,321        13,929,321


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO o 193


Company                                                            U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-98.7%
  (cost $911,433,950)                                            $1,185,107,076
Other assets less liabilities-1.3%                                   15,683,120

Net Assets-100.0%                                                $1,200,790,196


FINANCIAL FUTURES CONTRACTS

                                                       Value at     Unrealized
                 Number of   Expiration   Original   February 28,  Appreciation/
Type             Contracts     Month       Value       2007       (Depreciation)
-------------------------------------------------------------------------------
Purchased Contracts
  EURO             March
    STOXX 50        282         2007    $15,490,447   $15,278,181    $212,266


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $9,325,019 or 0.8% of net assets.

(b)  Investment in affiliated money market mutual fund.

Glossary:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt


194 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-96.8%

Finance-32.5%
Banking-3.2%
UBS AG (Swiss Virt-X)                                 595,015    $   35,135,089

Banking - Money Center-12.9%
Anglo Irish Bank Corp. PLC (Dublin)                 1,010,764        21,530,233
Anglo Irish Bank Corp. PLC (London Exchange)          400,275         8,481,862
Banco Bilbao Vizcaya Argentaria SA                  1,019,803        24,818,101
BNP Paribas SA                                        148,403        15,475,004
Credit Suisse Group                                   707,681        48,898,182
Mitsubishi UFJ Financial Group, Inc.                      909        11,146,586
Standard Chartered PLC                                431,358        12,047,229
                                                                 --------------
                                                                    142,397,197
Banking - Regional-4.6%
China Construction Bank Corp.-Class H               8,715,000         4,870,138
Macquarie Bank Ltd.                                   320,925        20,011,841
UniCredito Italiano SpA                             2,731,076        25,222,655
                                                                 --------------
                                                                     50,104,634
Brokerage & Money Management-5.5%
Man Group PLC                                       2,560,978        27,533,343
Nomura Holdings, Inc.                               1,546,300        33,486,821
                                                                 --------------
                                                                     61,020,164
Insurance-3.4%
QBE Insurance Group, Ltd.                             883,336        22,378,915
Swiss Reinsurance                                     182,061        15,486,734
                                                                 --------------
                                                                     37,865,649
Miscellaneous-2.9%
3i Group PLC                                          763,083        16,675,625
ORIX Corp.                                             56,840        15,658,114
                                                                 --------------
                                                                     32,333,739
                                                                 --------------
                                                                    358,856,472
Consumer Manufacturing-10.8%
Auto & Related-5.7%
Denso Corp.                                           442,000        17,220,100
Fiat SpA(a)                                           501,163        11,866,422
Honda Motor Co. Ltd.                                  151,700         5,637,935
Toyota Motor Corp.                                    413,800        27,793,302
                                                                 --------------
                                                                     62,517,759
Building & Related-5.1%
CRH PLC                                               371,360        15,451,533
Daiwa House Industry Co. Ltd.                         751,000        13,470,384
Vinci, SA                                             200,471        27,708,464
                                                                 --------------
                                                                     56,630,381
                                                                 --------------
                                                                    119,148,140


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO o 195


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Health Care-9.8%
Drugs-6.5%
Daiichi Sankyo Co. Ltd.                               422,300    $   13,632,894
Merck KGaA                                             95,457        11,879,860
Novartis AG                                           186,374        10,344,057
Roche Holding AG                                      205,682        36,600,921
                                                                 --------------
                                                                     72,457,732
Medical Products-3.3%
Alcon, Inc.                                            80,700        10,056,834
Essilor International, SA                             124,883        14,235,457
Nobel Biocare Holding AG                               35,711        11,828,484
                                                                 --------------
                                                                     36,120,775
                                                                 --------------
                                                                    108,578,507
Basic Industry-8.2%
Chemicals-1.7%
Bayer AG                                              335,790        19,330,803

Mining & Metals-6.5%
China Shenhua Energy Co. Ltd.-Class H               4,703,500        11,894,839
Cia Vale do Rio Doce (ADR)                            500,100        17,063,412
MMC Norilsk Nickel (ADR)                               39,667         7,040,893
Rio Tinto PLC                                         151,514         8,162,052
Xstrata PLC                                           590,749        27,655,686
                                                                 --------------
                                                                     71,816,882
                                                                 --------------
                                                                     91,147,685
Consumer Services-8.2%
Airlines-0.5%
easyJet PLC(a)                                        415,377         5,369,713

Apparel-0.8%
Inditex SA                                            152,260         8,848,638

Broadcasting & Cable-0.8%
Grupo Televisa, SA (ADR)                              329,500         8,992,055

Cellular Communications-2.2%
America Movil SAB de CV Series L (ADR)                428,700        18,777,060
China Mobile Ltd.                                     642,000         5,959,923
                                                                 --------------
                                                                     24,736,983
Entertainment & Leisure-0.2%
Aristocrat Leisure Ltd.                               172,067         2,286,737

Miscellaneous-1.9%
Capita Group PLC                                      873,429        11,067,093
Li & Fung Ltd.                                      3,208,000        10,199,085
                                                                 --------------
                                                                     21,266,178
Restaurants & Lodging-0.5%
Accor, SA                                              61,791         5,447,311


196 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Retail - General Merchandise-1.3%
Esprit Holdings Ltd.                                1,327,500    $   13,833,590
                                                                 --------------
                                                                     90,781,205
Capital Goods-7.3%
Electrical Equipment-1.1%
Atlas Copco AB-Class A                                370,434        11,608,902

Engineering & Construction-2.1%
ABB Ltd.                                            1,394,510        23,255,427

Miscellaneous-4.1%
NGK Insulators Ltd.                                 1,114,000        21,117,687
Nitto Denko Corp.                                     472,900        24,329,007
                                                                 --------------
                                                                     45,446,694
                                                                 --------------
                                                                     80,311,023
Technology-6.6%
Communication Equipment-0.8%
Nokia OYJ                                             416,720         9,095,672

Computer Services-1.9%
CapGemini, SA                                         306,569        21,408,832

Miscellaneous-3.0%
Canon, Inc.                                           601,300        32,568,828

Software-0.9%
Infosys Technologies, Ltd.                            216,330        10,117,287
                                                                 --------------
                                                                     73,190,619
Consumer Staples-6.2%
Beverages-0.5%
Cia de Bebidas das Americas (ADR)                     117,000         5,659,290

Food-3.7%
Groupe Danone                                          64,263        10,162,928
Nestle, SA                                             83,181        30,944,654
                                                                 --------------
                                                                     41,107,582
Household Products-1.2%
Reckitt Benckiser PLC                                 250,714        12,587,866

Retail - Food & Drug-0.8%
Tesco PLC                                           1,084,554         9,181,379
                                                                 --------------
                                                                     68,536,117
Multi-Industry Companies-2.7%
Multi-Industry Companies-2.7%
Mitsui & Co. Ltd.                                   1,649,000        29,637,628


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO o 197


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Energy-2.5%
International-2.5%
ENI SpA                                               334,690    $   10,250,675
LUKOIL (ADR)                                           80,484         6,382,381
Royal Dutch Shell PLC-Class A                         352,001        11,389,174
                                                                 --------------
                                                                     28,022,230
Utilities-2.0%
Electric & Gas Utility-1.0%
International Power PLC                             1,516,720        10,840,274

Telephone Utility-1.0%
Telefonica SA                                         500,127        10,757,242
                                                                 --------------
                                                                     21,597,516
Total Common Stocks
  (cost $923,597,742)                                             1,069,807,142

WARRANTS-0.4%

Technology-0.4%
Computer Peripherals-0.4%
Foxconn Technology Co. Ltd., JPMorgan
  International, expiring 8/22/08(a)(b)
  (cost $2,039,827)                                   400,255         4,458,841

SHORT-TERM INVESTMENTS-1.5%
Investment Companies-1.5%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(c)
  (cost $16,291,666)                               16,291,666        16,291,666

Total Investments-98.7%
  (cost $941,929,235)                                             1,090,557,649
Other assets less liabilities-1.3%                                   14,406,000

Net Assets-100.0%                                                $1,104,963,649


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $4,458,841 or 0.4% of net assets.

(c)  Investment in affiliated money market mutual fund.

Glossary:

ADR - American Depositary Receipt


198 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO


SMALL-MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-94.3%

Financial-22.3%
Major Regional Banks-4.9%
Central Pacific Financial Corp.                       169,900    $    6,403,531
The South Financial Group, Inc.                        31,075           832,188
Susquehanna Bancshares, Inc.                          259,910         6,305,417
Trustmark Corp.                                       173,161         4,952,405
UnionBanCal Corp.                                      64,800         3,963,816
Whitney Holding Corp.                                 162,000         5,138,640
                                                                 --------------
                                                                     27,595,997
Miscellaneous Financial-0.9%
A.G. Edwards, Inc.                                     78,600         5,046,906

Multi-Line Insurance-3.5%
Fidelity National Financial, Inc.-Class A             275,000         6,600,000
Radian Group, Inc.                                    110,600         6,353,970
StanCorp Financial Group, Inc.                        141,700         6,829,940
                                                                 --------------
                                                                     19,783,910
Property - Casualty Insurance-6.0%
Arch Capital Group Ltd.(a)                            141,300         9,112,437
Aspen Insurance Holdings, Ltd.                        243,800         6,460,700
Old Republic International Corp.                      343,375         7,664,130
PartnerRe, Ltd.                                        14,800         1,028,304
Platinum Underwriters Holdings, Ltd.                  252,000         8,051,400
RenaissanceRe Holdings, Ltd.                           35,000         1,794,800
                                                                 --------------
                                                                     34,111,771
Real Estate Investment Trust-3.6%
Digital Realty Trust, Inc.                            138,025         5,471,311
FelCor Lodging Trust, Inc.                            243,800         5,748,804
Highland Hospitality Corp.                            177,000         2,904,570
Mid-America Apartment Communities, Inc.                74,000         4,087,020
Strategic Hotels & Resorts, Inc.                      101,000         2,124,030
                                                                 --------------
                                                                     20,335,735
Savings & Loan-3.4%
Astoria Financial Corp.                               204,900         5,792,523
Provident Financial Services, Inc.                    322,000         5,654,320
Sovereign Bancorp, Inc.                                55,400         1,399,958
Webster Financial Corp.                               127,000         6,272,530
                                                                 --------------
                                                                     19,119,331
                                                                 --------------
                                                                    125,993,650
Capital Equipment-12.0%
Aerospace & Defense-1.1%
Goodrich Corp.                                        125,941         6,177,406

Auto Trucks - Parts-1.4%
ArvinMeritor, Inc.                                    444,000         8,107,440


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 199


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Electrical Equipment-3.3%
Acuity Brands, Inc.                                   166,500    $    9,224,100
Checkpoint Systems, Inc.(a)                           171,100         3,346,716
Cooper Industries, Ltd.-Class A                        63,600         5,834,664
                                                                 --------------
                                                                     18,405,480
Machinery-3.3%
Kennametal, Inc.                                      133,500         8,170,200
Regal-Beloit Corp.                                     97,700         4,419,948
Terex Corp.(a)                                         89,300         5,879,512
                                                                 --------------
                                                                     18,469,660
Miscellaneous Capital Goods-2.9%
Hanover Compressor Co.(a)                             325,975         7,155,151
SPX Corp.                                             133,850         9,356,115
                                                                 --------------
                                                                     16,511,266
                                                                 --------------
                                                                     67,671,252
Industrial Resources-11.7%
Aluminum-0.3%
Mueller Industries, Inc.                               63,000         1,877,400

Chemicals-6.5%
Ashland, Inc.                                         108,000         7,082,640
Celanese Corp. Series A                               266,800         7,625,144
Cytec Industries, Inc.                                123,800         7,281,916
Lubrizol Corp.                                        141,000         7,332,000
Rockwood Holdings, Inc.(a)                            263,300         7,174,925
                                                                 --------------
                                                                     36,496,625
Containers - Metal/Glass/Paper-1.2%
Owens-Illinois, Inc.(a)                               294,200         6,990,192

Miscellaneous Metals-2.1%
Commercial Metals Co.                                  96,000         2,643,840
Reliance Steel & Aluminum Co.                          84,600         3,862,836
Silgan Holdings, Inc.                                 112,000         5,511,520
                                                                 --------------
                                                                     12,018,196
Steel-1.6%
Chaparral Steel Co.                                    62,000         3,089,460
Steel Dynamics, Inc.                                  155,400         5,864,796
                                                                 --------------
                                                                      8,954,256
                                                                 --------------
                                                                     66,336,669
Services-10.2%
Air Transport-1.9%
Alaska Air Group, Inc.(a)                             145,000         5,945,000
Continental Airlines, Inc.-Class B(a)                 122,700         4,858,920
                                                                 --------------
                                                                     10,803,920
Business & Public Services-1.8%
IKON Office Solutions, Inc.                           524,000         7,325,520
United Stationers, Inc.(a)                             51,700         2,843,500
                                                                 --------------
                                                                     10,169,020


200 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous Industrial
  Transportation-1.5%
GATX Corp.                                            178,000    $    8,216,480

Truckers-5.0%
Arkansas Best Corp.                                   107,500         4,243,025
Con-way, Inc.                                         119,000         5,842,900
Laidlaw International, Inc.                           174,400         5,960,992
Ryder System, Inc.                                    128,000         6,584,320
Werner Enterprises, Inc.                              286,500         5,523,720
                                                                 --------------
                                                                     28,154,957
                                                                 --------------
                                                                     57,344,377
Consumer Staples-9.4%
Beverages - Soft, Lite & Hard-1.4%
Molson Coors Brewing Co.-Class B                       92,000         7,768,480

Foods-2.2%
Corn Products International, Inc.                     170,900         5,463,673
Performance Food Group Co.(a)                         233,700         6,887,139
                                                                 --------------
                                                                     12,350,812
Restaurants-2.1%
Jack in the Box, Inc.(a)                               97,100         6,635,814
Papa John's International, Inc.(a)                    174,364         5,148,969
                                                                 --------------
                                                                     11,784,783
Retail Stores - Drugs-0.8%
Longs Drug Stores Corp.                               100,725         4,639,393

Retail Stores - Food-1.2%
Ruddick Corp.                                          54,000         1,529,820
SUPERVALU, Inc.                                       148,200         5,477,472
                                                                 --------------
                                                                      7,007,292
Tobacco-1.7%
Universal Corp.                                       181,350         9,551,705
                                                                 --------------
                                                                     53,102,465
Technology-8.6%
Communication - Equipment
  Manufacturers-2.5%
Andrew Corp.(a)                                       456,000         4,842,720
CommScope, Inc.(a)                                    248,000         9,540,560
                                                                 --------------
                                                                     14,383,280
Computer Services/Software-0.8%
CSG Systems International, Inc.(a)                    176,100         4,342,626

Computer/Instrumentation-0.8%
Celestica, Inc.(a)                                    333,800         2,096,264
Sanmina-SCI Corp.(a)                                  504,600         1,872,066
Solectron Corp.(a)                                    150,700           485,254
                                                                 --------------
                                                                      4,453,584


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 201


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous Industrial Technology-1.2%
Arrow Electronics, Inc.(a)                            128,000    $    4,904,960
Tech Data Corp.(a)                                     47,600         1,774,528
                                                                 --------------
                                                                      6,679,488
Semiconductors-3.3%
AVX Corp.                                              76,200         1,164,336
Siliconware Precision Industries Co. (ADR)            313,100         2,842,948
Teradyne, Inc.(a)                                     183,000         2,949,960
Vishay Intertechnology, Inc.(a)                       450,000         6,412,500
Zoran Corp.(a)                                        336,000         5,533,920
                                                                 --------------
                                                                     18,903,664
                                                                 --------------
                                                                     48,762,642
Consumer Cyclicals-7.3%
Autos & Auto Parts OEMS-1.5%
Autoliv, Inc.                                          16,600           947,030
TRW Automotive Holdings Corp.(a)                      239,000         7,279,940
                                                                 --------------
                                                                      8,226,970
Home Furnishings-0.7%
Furniture Brands International, Inc.                  246,100         3,947,444

Household - Appliances/Durables-1.2%
Briggs & Stratton Corp.                               231,800         6,777,832

Retailers-2.6%
AutoNation, Inc.(a)                                   119,138         2,616,271
Charming Shoppes, Inc.(a)                             160,900         2,006,423
Office Depot, Inc.(a)                                  84,400         2,815,584
Saks, Inc.                                            379,400         7,330,008
                                                                 --------------
                                                                     14,768,286
Textiles/Shoes - Apparel Manufacturing-1.3%
Liz Claiborne, Inc.                                    89,000         4,005,000
VF Corp.                                               43,800         3,495,678
                                                                 --------------
                                                                      7,500,678
                                                                 --------------
                                                                     41,221,210
Utilities-6.4%
Electric Companies-6.4%
Allegheny Energy, Inc.(a)                             119,000         5,621,560
Constellation Energy Group, Inc.                       55,300         4,350,451
Northeast Utilities                                   267,000         7,759,020
Puget Energy, Inc.                                    196,000         4,835,320
Reliant Energy, Inc.(a)                               430,300         7,276,373
Wisconsin Energy Corp.                                135,500         6,497,225
                                                                 --------------
                                                                     36,339,949
Consumer Growth-5.2%
Drugs-0.7%
Endo Pharmaceuticals Holdings, Inc.(a)                 69,584         2,171,717
King Pharmaceuticals, Inc.(a)                          93,350         1,740,977
                                                                 --------------
                                                                      3,912,694


202 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Entertainment-0.5%
Vail Resorts, Inc.(a)                                  55,300    $    2,873,388

Hospital Management-1.8%
Genesis HealthCare Corp.(a)                            91,000         5,737,550
Universal Health Services, Inc.-Class B                74,405         4,305,073
                                                                 --------------
                                                                     10,042,623
Other Medical-1.3%
PerkinElmer, Inc.                                     300,000         7,110,000

Publishing-0.9%
Quebecor World, Inc.                                  215,600         2,843,764
Reader's Digest Association, Inc.                     150,500         2,553,985
                                                                 --------------
                                                                      5,397,749
                                                                 --------------
                                                                     29,336,454
Energy-1.2%
Offshore Drilling-0.3%
Rowan Cos., Inc.                                       63,600         1,948,068

Oil Well Equipment & Services-0.2%
Todco-Class A(a)                                       26,700           909,936

Oils - Integrated Domestic-0.7%
Hess Corp.                                             77,700         4,121,985
                                                                 --------------
                                                                      6,979,989
Total Common Stocks
  (cost $471,427,125)                                               533,088,657

SHORT-TERM INVESTMENTS-6.3%
Investment Companies-6.3%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $35,828,662)                               35,828,662        35,828,662

Total Investments-100.6%
  (cost $507,255,787)                                               568,917,319
Other assets less liabilities-(0.6)%                                 (3,355,068)

Net Assets-100.0%                                                $  565,562,251


(a)  Non-income producing security.

(b)  Investment in affiliated money market mutual fund.

Glossary:

ADR - American Depositary Receipt


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 203


SMALL-MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-99.4%

Consumer Services-24.5%
Advertising-1.2%
aQuantive, Inc.(a)                                    274,000    $    6,943,160

Apparel-1.3%
Under Armour, Inc.-Class A(a)                         155,600         7,149,820

Entertainment & Leisure-5.3%
Activision, Inc.(a)                                   275,654         4,608,935
GameStop Corp.-Class A(a)                             114,600         6,007,332
Gaylord Entertainment Co.(a)                          204,200        11,020,674
National CineMedia, Inc.(a)                           284,400         7,456,968
                                                                 --------------
                                                                     29,093,909
Miscellaneous-8.5%
CB Richard Ellis Group, Inc.-Class A(a)               286,500         9,546,180
Corporate Executive Board Co.                          56,100         4,365,141
Iron Mountain, Inc.(a)                                358,100         9,973,085
MSC Industrial Direct Co.-Class A                     146,300         6,311,382
Robert Half International, Inc.                       147,800         5,774,546
Strayer Education, Inc.                                93,500        11,022,715
                                                                 --------------
                                                                     46,993,049
Printing & Publishing-2.2%
VistaPrint, Ltd.(a)                                   326,600        12,156,052

Restaurants & Lodging-2.8%
Chipotle Mexican Grill, Inc.-Class A(a)                60,400         3,623,396
Orient-Express Hotels, Ltd.-Class A                   231,400        11,947,182
                                                                 --------------
                                                                     15,570,578
Retail - General Merchandise-3.2%
Coldwater Creek, Inc.(a)                              368,400         6,778,560
Dick's Sporting Goods, Inc.(a)                        211,200        11,054,208
                                                                 --------------
                                                                     17,832,768
                                                                 --------------
                                                                    135,739,336
Technology-24.1%
Communication Equipment-1.0%
Ciena Corp.(a)                                        174,185         5,481,602

Communication Services-4.2%
NeuStar, Inc.-Class A(a)                              199,900         6,396,800
SBA Communications Corp.-Class A(a)                   249,500         6,729,015
Time Warner Telecom, Inc.-Class A(a)                  453,700         9,985,937
                                                                 --------------
                                                                     23,111,752


204 o ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Computer Services-5.4%
Alliance Data Systems Corp.(a)                        187,200    $   11,185,200
Cognizant Technology Solutions Corp.-
  Class A(a)                                           48,500         4,374,700
Global Cash Access Holdings, Inc.(a)                  357,300         5,495,274
Syntel, Inc.                                          253,600         9,099,168
                                                                 --------------
                                                                     30,154,342
Internet Infrastructure-1.9%
Digital River, Inc.(a)                                189,700        10,507,483

Miscellaneous-2.0%
Amphenol Corp.-Class A                                168,740        10,890,480

Semiconductor Capital Equipment-0.1%
Lam Research Corp.(a)                                   7,100           317,086

Semiconductor Components-5.7%
Hittite Microwave Corp.(a)                            200,200         8,396,388
Integrated Device Technology, Inc.(a)                 345,100         5,597,522
International Rectifier Corp.(a)                      110,900         4,759,828
Intersil Corp.-Class A                                 54,000         1,428,300
ON Semiconductor Corp.(a)                           1,164,400        11,434,408
                                                                 --------------
                                                                     31,616,446
Software-3.8%
Parametric Technology Corp.(a)                        403,800         7,700,466
Quest Software, Inc.(a)                               428,500         6,993,120
TIBCO Software, Inc.(a)                               732,100         6,625,505
                                                                 --------------
                                                                     21,319,091
                                                                 --------------
                                                                    133,398,282
Health Care-18.0%
Biotechnology-4.4%
Amylin Pharmaceuticals, Inc.(a)                        50,000         1,945,500
Biomarin Pharmaceutical, Inc.(a)                      316,200         5,384,886
Icon PLC (ADR)(a)                                     237,600         9,872,280
Nektar Therapeutics(a)                                379,100         4,496,126
Vertex Pharmaceuticals, Inc.(a)                        86,700         2,660,823
                                                                 --------------
                                                                     24,359,615
Drugs-0.5%
Alexion Pharmaceuticals, Inc.(a)                       70,600         2,603,728

Medical Products-6.3%
ArthroCare Corp.(a)                                   163,500         5,943,225
Kyphon, Inc.(a)                                       261,200        11,782,732
Resmed, Inc.(a)                                       101,900         4,868,782
Sirona Dental Systems, Inc.                           144,000         5,359,680
Ventana Medical Systems, Inc.(a)                      168,900         6,798,225
                                                                 --------------
                                                                     34,752,644


ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO o 205


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Medical Services-5.9%
Psychiatric Solutions, Inc.(a)                        284,200    $   11,356,632
Stericycle, Inc.(a)                                   173,000        13,461,130
WellCare Health Plans, Inc.(a)                         97,747         8,026,006
                                                                 --------------
                                                                     32,843,768
Miscellaneous-0.9%
HealthExtras, Inc.(a)                                 187,100         4,958,150
                                                                 --------------
                                                                     99,517,905
Capital Goods-9.8%
Electrical Equipment-5.3%
Ametek, Inc.                                          292,500        10,003,500
Baldor Electric Co.                                   243,300         8,856,120
Lincoln Electric Holdings, Inc.                       167,900        10,476,960
                                                                 --------------
                                                                     29,336,580
Engineering & Construction-1.4%
Granite Construction, Inc.                            136,000         7,939,680

Machinery-1.3%
Watts Water Technologies, Inc.-Class A                186,800         7,034,888

Miscellaneous-1.8%
IDEX Corp.                                            190,250         9,894,902
                                                                 --------------
                                                                     54,206,050
Energy-9.5%
Domestic Producers-1.7%
Newfield Exploration Co.(a)                           213,000         9,205,860

Miscellaneous-1.7%
Aventine Renewable Energy Holdings, Inc.(a)           127,500         2,037,450
Bill Barrett Corp.(a)                                 253,100         7,446,202
                                                                 --------------
                                                                      9,483,652
Oil Service-4.0%
Cameron International Corp.-Class W(a)                176,000         9,977,440
Complete Production Services, Inc.(a)                 238,400         4,579,664
FMC Technologies, Inc.(a)                              27,100         1,782,638
Superior Energy Services, Inc.(a)                     195,000         5,976,750
                                                                 --------------
                                                                     22,316,492
Pipelines-2.1%
Grant Prideco, Inc.(a)                                260,000        11,286,600
                                                                 --------------
                                                                     52,292,604
Finance-6.1%
Banking - Regional-1.4%
First Republic Bank                                   146,300         7,841,680


206 o ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Brokerage & Money Management-4.2%
Affiliated Managers Group, Inc.(a)                     70,450    $    7,996,075
Greenhill & Co., Inc.                                  24,400         1,644,072
Lazard Ltd.-Class A                                   151,700         7,811,033
optionsXpress Holdings, Inc.                          252,800         5,867,488
                                                                 --------------
                                                                     23,318,668
Miscellaneous-0.5%
GFI Group, Inc.(a)                                     39,600         2,439,756
                                                                 --------------
                                                                     33,600,104
Basic Industry-3.4%
Mining & Metals-3.4%
Allegheny Technologies, Inc.                           77,380         7,927,581
Joy Global, Inc.                                      242,150        10,736,931
                                                                 --------------
                                                                     18,664,512
Transportation-2.5%
Air Freight-2.5%
CH Robinson Worldwide, Inc.                            97,500         4,968,600
UTI Worldwide, Inc.                                   301,000         9,072,140
                                                                 --------------
                                                                     14,040,740
Aerospace & Defense-1.5%
Aerospace-1.5%
Precision Castparts Corp.                              88,600         8,059,942

Total Common Stocks
  (cost $477,589,345)                                               549,519,475

SHORT-TERM INVESTMENTS-1.2%
Investment Companies-1.2%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $6,699,035)                                 6,699,035         6,699,035

Total Investments-100.6%
  (cost $484,288,380)                                               556,218,510
Other assets less liabilities-(0.6)%                                 (3,493,761)

Net Assets-100.0%                                                $  552,724,749


(a)  Non-income producing security.

(b)  Investment in affiliated money market mutual fund.

Glossary:

ADR - American Depositary Receipt


ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO o 207


SHORT DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MORTGAGE PASS-THRUS-22.3%
AGENCY ARMS-5.4%
Federal Home Loan Mortgage Corp.
  4.208%, 4/01/35(a)                                 $  8,076    $    7,963,612
  4.233%, 10/01/35(a)                                   2,446         2,451,062
  5.944%, 11/01/36(a)                                  10,740        10,839,791
Federal National Mortgage Association
  4.103%, 11/01/34(a)                                   1,859         1,863,907
  4.41%, 8/01/34(a)                                     1,608         1,613,500
  4.803%, 7/01/35(a)                                    1,763         1,761,963
  5.487%, 5/01/36(a)                                    4,187         4,217,756
  5.80%, 3/01/36(a)                                     7,874         7,972,172
  5.867%, 11/01/36(a)                                  13,965        14,136,131
  5.931%, 6/01/36(a)                                    5,166         5,203,588
  6.897%, 1/01/36(a)                                    2,999         3,043,699
                                                                 --------------
                                                                     61,067,181
FIXED RATE 15-YEAR-6.8%
Federal Home Loan Mortgage Corp.
  5.00%, 4/01/21                                       20,549        20,276,577
Federal National Mortgage Association
  5.50%, TBA                                           54,740        54,859,771
  6.00%, 12/01/09-6/01/20                               1,301         1,320,690
                                                                 --------------
                                                                     76,457,038
FIXED RATE 30-YEAR-5.3%
Federal Home Loan Mortgage Corp.
  7.00%, 5/01/35-2/01/37                               30,185        31,014,981
Federal National Mortgage Association
  5.50%, 5/01/36                                       28,060        27,875,393
  7.00%, 2/01/31-12/01/34                               1,284         1,328,189
                                                                 --------------
                                                                     60,218,563
NON-AGENCY ARMS-4.8%
Adjustable Rate Mortgage Trust
  Series 2005-4 Class 3A1
  4.996%, 8/25/35(a)                                    4,576         4,517,323
Bear Stearns Alt-A Trust
  Series 2005-10 Class 24A1
  5.928%, 1/25/36(a)                                    1,354         1,365,042
  Series 2006-1 Class 22A1
  5.398%, 2/25/36(a)                                    4,056         4,051,621
  Series 2006-3 Class 22A1
  6.228%, 5/25/36(a)                                    2,920         2,940,947
  Series 2007-1 Class 21A1
  5.75%, 1/25/47(a)                                     8,150         8,193,766
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Class 1A4
  5.109%, 5/25/35(a)                                    3,337         3,301,692


208 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Countrywide Home Loans
  Series 2006-HYB4 Class 2A1
  5.82%, 6/20/36(a)                                  $  2,837    $    2,848,939
Indymac Inda Mortgage Loan Trust
  Series 2006-AR2 Class 1A1
  6.019%, 9/25/36(a)                                    8,113         8,180,819
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Class 4A1
  6.251%, 5/25/36(a)                                    1,853         1,877,879
JPMorgan Alternative Loan Trust
  Series 2006-A4 Class A1
  5.95%, 9/25/36(a)                                     6,906         7,012,327
JPMorgan Mortgage Trust
  Series 2006-A4 Class 1A1
  5.841%, 6/25/36(a)                                    3,445         3,474,991
Merrill Lynch Mortgage Investors, Inc.
  Series 2006-A1 Class 2A1
  6.182%, 3/25/36(a)                                    3,908         3,966,687
Residential Funding Mortgage Securities I, Inc.
  Series 2005-SA3 Class 3A
  5.236%, 8/25/35(a)                                    2,920         2,907,931
Structured Asset Securities Corp.
  Series 2002-11A Class 1A1
  6.951%, 6/25/32(a)                                       12            11,608
                                                                 --------------
                                                                     54,651,572
Total Mortgage Pass-Thrus
  (cost $251,071,442)                                               252,394,354

GOVERNMENT-RELATED-
  US AGENCIES-17.0%
AGENCY CALLABLES-2.3%
Federal Home Loan Mortgage Corp.
  5.45%, 5/23/08                                        3,920         3,920,829
Federal National Mortgage Association
  4.90%, 11/28/07                                       8,650         8,633,730
  5.00%, 2/27/08                                       13,210        13,200,653
                                                                 --------------
                                                                     25,755,212
AGENCY DEBENTURES-14.7%
Federal Home Loan Bank
  5.125%, 6/13/08                                      18,520        18,572,467
  5.375%, 8/19/11                                       7,490         7,656,720
Federal Home Loan Mortgage Corp.
  3.875%, 6/15/08                                      16,380        16,168,583
  4.00%, 8/17/07                                       31,210        31,029,700


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 209


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Federal National Mortgage Association
  4.25%, 5/15/09                                     $ 24,175    $   23,887,632
  5.75%, 2/15/08                                       42,335        42,602,261
  6.625%, 9/15/09                                      26,000        27,103,674
                                                                 --------------
                                                                    167,021,037
Total Government-Related - US Agencies
  (cost $192,518,871)                                               192,776,249

MORTGAGE CMOS-15.4%
AGENCY ADJUSTABLE RATE-0.7%
Federal National Mortgage Association
  Series 2003-52 Class FV
  6.32%, 5/25/31(a)                                     4,971         5,034,306
  Series 2003-W13 Class AV2
  5.46%, 10/25/33(a)                                    1,189         1,189,187
Freddie Mac Reference Remic
  Series R008 Class FK
  5.72%, 7/15/23(a)                                     2,225         2,236,143
                                                                 --------------
                                                                      8,459,636
AGENCY FIXED RATE-5.2%
Federal Home Loan Mortgage Corp. Strips
  5.00%, 12/01/34-8/01/35                              28,816         6,815,598
  Series R007 Class AC
  5.875%, 5/15/16                                      35,004        35,246,384
Federal National Mortgage Association Strips
  5.00%, 7/01/33-3/01/35                               45,230        10,725,608
  5.50%, 3/25/29                                        4,755         4,775,706
  6.00%, 5/25/36                                        4,033           876,466
                                                                 --------------
                                                                     58,439,762
NON-AGENCY ADJUSTABLE RATE-3.5%
Adjustable Rate Mortgage Trust
  Series 2005-11 Class 5M1
  5.79%, 2/25/36(a)                                     4,155         4,170,415
American Home Mortgage Investment Trust
  Series 2005-2 Class 2A1
  6.89%, 9/25/45(a)                                       205           206,822
Countrywide Alternative Loan Trust
  Series 2005-62 Class 2A1
  5.883%, 12/25/35(a)                                   2,022         2,021,824
  Series 2006-0A10C Class M5
  5.92%, 8/25/46(a)                                     2,250         2,238,750
  Series 2006-0A14 Class 3A1
  5.733%, 11/25/46(a)                                   2,422         2,414,559
Deutsche Alt-A Securities, Inc.
  Mortgage Loan Trust
  Series 2005-AR1 Class 1A1
  5.63%, 8/25/35(a)                                       191           191,088
Homebanc Mortgage Trust
  Series 2005-4 Class A2
  5.65%, 10/25/35(a)                                    5,030         5,037,667


210 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MLCC Mortgage Investors, Inc.
  Series 2004-A Class A1
  5.55%, 4/25/29(a)                                  $    208    $      208,492
MortgageIT Trust
  Series 2005-4 Class M1
  5.77%, 10/25/35(a)                                    1,966         1,966,092
Specialty Underwriting & Residential Finance
  Series 2005-AB2 Class M1
  5.77%, 6/25/36(a)                                     2,000         2,008,240
Structured Adjustable Rate Mortgage Loan
  Series 2005-5 Class A3
  5.55%, 5/25/35(a)                                       486           485,792
  Series 2005-9 Class 2A1
  6.227%, 5/25/35(a)                                    1,443         1,456,099
Structured Asset Mortgage Investment, Inc.
  Series 2004-AR5 Class 1A1
  5.65%, 10/19/34(a)                                    1,310         1,311,510
Washington Mutual
  Series 2006-AR11 Class 1A
  5.843%, 9/25/46(a)                                    2,554         2,554,669
  Series 2006-AR11 Class 3A1A
  5.803%, 9/25/46(a)                                    1,721         1,721,072
  Series 2006-AR4 Class 1A1B
  5.823%, 5/25/46(a)                                    2,570         2,570,243
  Series 2006-AR9 Class 1AB2
  5.54%, 8/25/46(a)                                     4,575         4,581,670
Washington Mutual Mortgage
  Pass-Thru Certificates
  Series 2007-0A1 Class A1A
  5.633%, 2/25/47(a)                                    4,271         4,271,365
                                                                 --------------
                                                                     39,416,369
NON-AGENCY FIXED RATE-6.0%
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-WF2 Class AF3
  4.871%, 8/25/35                                       5,000         4,947,350
Countrywide Alternative Loan Trust
  Series 2006-J8 Class A2
  6.00%, 2/25/37                                       10,443        10,536,193
Credit Suisse First Boston
  Mortgage Securities Corp.
  Series 2005-11 Class 3A6
  5.50%, 12/25/35                                       5,821         5,827,039
Deutsche Alt-A Securities, Inc.
  Mortgage Loan Trust
  Series 2006-AB2 Class A7
  5.961%, 6/25/36                                       3,988         3,982,008
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-A8 Class A1C1
  5.25%, 8/25/36                                        2,059         2,036,216
  Series 2005-A9 Class 2A1A
  5.155%, 12/25/35                                      5,148         5,104,513


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 211


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Nomura Asset Acceptance Corp.
  Series 2006-WF1 Class A2
  5.755%, 6/25/36                                    $  6,125    $    6,149,377
Residential Accredit Loans, Inc.
  Series 2007-QS1 Class 1A1
  6.00%, 1/25/37                                       17,407        17,535,009
  Series 2007-QS1 Class 2A10
  6.00%, 1/25/37                                        6,702         6,751,475
Residential Asset Mortgage Products, Inc.
  Series 2004-SL4 Class A4
  7.00%, 7/25/32                                        1,415         1,448,307
Wells Fargo Mortgage Backed Securities Trust
  Series 2006-AR11 Class A4
  5.531%, 8/25/36                                       3,361         3,344,599
                                                                 --------------
                                                                     67,662,086
Total Mortgage CMOS
  (cost $173,553,966)                                               173,977,853

U.S. TREASURIES-14.7%
United States Treasury Inflation Indexed Note
  3.50%, 1/15/11                                       15,872        16,718,016
United States Treasury Notes
  3.50%, 8/15/09(b)                                    92,125        89,814,689
  3.625%, 4/30/07                                         185           184,523
  4.875%, 5/31/11(c)                                   24,720        25,069,565
  5.00%, 7/31/08                                       35,200        35,319,610

Total U.S. Treasuries
  (cost $166,158,710)                                               167,106,403

COMMERCIAL MORTGAGE BACKED
  SECURITIES-11.6%
NON-AGENCY ADJUSTABLE
  RATE CMBS-1.9%
Banc of America Large Loan, Inc.
  Series 2005-MIB1 Class C
  5.63%, 3/15/22(a)(d)                                  2,500         2,500,000
Commercial Mortgage Pass Through Certificates
  Series 2005-F10A Class A1
  5.42%, 4/15/17(a)(d)                                  1,644         1,643,726
  Series 2005-FL11 Class D
  5.66%, 11/15/17(a)(d)                                 1,938         1,938,257
Credit Suisse First Boston
  Mortgage Securities Corp.
  Series 2005-TF2A Class F
  5.82%, 9/15/20(a)(d)                                  1,435         1,435,000
  Series 2005-TF2A Class G
  5.87%, 9/15/20(a)(d)                                  1,435         1,435,000
Credit Suisse Mortgage Capital Certificates
  Series 2006-TF2A Class SVD
  5.79%, 10/15/21(a)(d)                                 4,900         4,900,000


212 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Lehman Brothers Floating Rate
  Commercial Mortgage Trust
  Series 2004-LLFA Class C
  5.63%, 10/15/17(a)(d)                              $  2,400    $    2,400,000
Morgan Stanley Capital I
  Series 2005-XLF Class G
  5.69%, 8/15/19(a)(d)                                  2,000         2,000,000
  Series 2005-XLF Class H
  5.71%, 8/15/19(a)(d)                                  1,000         1,000,000
Wachovia Bank Commercial Mortgage Trust
  Series 2006-WL7A Class H
  5.72%, 9/15/21(a)(d)                                  2,600         2,595,762
                                                                 --------------
                                                                     21,847,745
NON-AGENCY FIXED RATE CMBS-9.7%
Asset Securitization Corp.
  Series 1996-MD6 Class A1C
  7.04%, 11/13/29                                         129           130,282
Banc of America Commercial Mortgage, Inc.
  Series 2006-6 Class A2
  5.309%, 10/10/45                                      6,800         6,844,608
  Series 2007-1 Class A2
  5.381%, 1/15/49                                       8,000         8,084,720
Bear Stearns Commercial Mortgage Securities
  Series 2002-T0P6 Class A2
  6.46%, 10/15/36                                      10,615        11,197,020
CW Capital Cobalt
  Series 2006-C1 Class A2
  5.174%, 8/15/48                                       7,800         7,808,502
First Union Lehman Brothers Bank of America
  Series 1998-C2 Class A2
  6.56%, 11/18/35                                         497           501,031
GE Capital Commercial Mortgage Corp.
  Series 2005-C3 Class A3FX
  4.863%, 7/10/45                                       5,665         5,619,996
Greenwich Capital Commercial Funding Corp.
  Series 2007-GG9 Class A2
  5.381%, 3/10/39                                       6,250         6,306,813
JPMorgan Chase Commercial
  Mortgage Securities Corp.
  Series 2005-LDP5 Class A2
  5.198%, 12/15/44                                      5,847         5,856,405
  Series 2007-CB18 Class A1
  5.32%, 6/12/47                                        2,000         2,013,160


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 213


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust
  Series 2002-C1 Class A4
  6.462%, 3/15/31                                    $  5,900    $    6,237,444
  Series 2003-C5 Class A3
  4.254%, 7/15/27                                       7,435         7,213,120
  Series 2004-C7, Class A2
  3.992%, 10/15/29                                      9,155         8,899,944
  Series 2006-C6 Class A2
  5.262%, 9/15/39                                      10,000        10,064,400
  Series 2007-C1 Class A2
  5.318%, 2/15/40                                       8,300         8,329,548
Nomura Asset Securities Corp.
  Series 1998-D6 Class A1B
  6.59%, 3/15/30                                          999         1,009,683
Wachovia Bank Commercial Mortgage Trust
  Series 2006-C29 Class A2
  5.275%, 11/15/48                                     13,100        13,168,513
                                                                 --------------
                                                                    109,285,189
Total Commercial Mortgage Backed Securities
  (cost $130,913,015)                                               131,132,934

CORPORATES - INVESTMENT GRADE-8.0%
Financial Institutions-4.4%
Banking-0.4%
UBS Preferred Funding Trust I
  8.622%, 10/29/49(a)                                   3,885         4,313,896

Finance-2.5%
American General Finance Corp.
  5.64%, 8/17/11(a)                                     9,500         9,531,882
Capital One Financial Corp.
  5.633%, 9/10/09(a)                                    4,800         4,814,688
CIT Group, Inc.
  5.48%, 8/17/09(a)                                     4,775         4,781,824
  Senior Note
  7.75%, 4/02/12                                        8,500         9,436,241
                                                                 --------------
                                                                     28,564,635
Insurance-0.7%
Marsh & McLennan Cos., Inc.
  5.375%, 3/15/07                                       7,725         7,724,568

Real Estate Investment Trust-0.8%
Simon Property Group LP
  6.375%, 11/15/07                                      3,804         3,828,844
Vornado Realty LP
  5.625%, 6/15/07                                       5,840         5,837,103
                                                                 --------------
                                                                      9,665,947
                                                                 --------------
                                                                     50,269,046


214 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Industrial-3.6%
Basic-0.1%
Weyerhaeuser Co.
  6.125%, 3/15/07                                    $    569    $      568,931

Capital Goods-0.5%
Waste Management, Inc.
  6.50%, 11/15/08                                       5,623         5,732,367

Communications - Media-0.7%
British Sky Broadcasting Group PLC
  6.875%, 2/23/09                                       7,340         7,562,145

Communications - Telecommunication-0.6%
Verizon Global Funding Corp.
  6.125%, 6/15/07                                       6,705         6,721,917

Consumer Cyclical - Automotive-0.6%
DaimlerChrysler North America Corp.
  4.125%, 3/07/07                                       5,895         5,894,570
  4.875%, 6/15/10                                       1,210         1,193,545
                                                                 --------------
                                                                      7,088,115
Consumer Non-Cyclical-1.1%
Safeway, Inc.
  6.50%, 11/15/08                                       4,495         4,579,510
The Kroger Co.
  7.80%, 8/15/07                                        8,420         8,505,564
                                                                 --------------
                                                                     13,085,074
                                                                 --------------
                                                                     40,758,549
Total Corporates - Investment Grade
  (cost $90,966,997)                                                 91,027,595

ASSET-BACKED SECURITIES-6.6%
AUTOS - FIXED RATE-0.0%
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Class A3A
  4.10%, 6/15/08                                          158           157,881

CREDIT CARD - FIXED RATE-0.3%
Providian Gateway Master Trust
  Series 2004-DA Class A
  3.35%, 9/15/11(d)                                     2,900         2,870,956

HOME EQUITY LOANS - FIXED RATE-2.5%
American General Mortgage Loan Trust
  Series 2003-1 Class A3
  4.03%, 4/25/33                                        2,873         2,798,756
Citifinancial Mortgage Securities, Inc.
  Series 2004-1 Class AF2
  2.645%, 4/25/34                                         684           668,118


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 215


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Countrywide Asset-Backed Certificates
  Series 2007-S1 Class A3
  5.81%, 11/25/36                                    $  3,500    $    3,514,175
Credit-Based Asset Servicing & Securities, Inc.
  Series 2003-CB1 Class AF
  3.45%, 1/25/33                                        1,621         1,584,993
  Series 2003-CB3 Class AF1
  2.879%, 12/25/32                                      2,180         2,098,410
  Series 2005-CB4 Class AF2
  4.751%, 8/25/35                                       2,250         2,222,099
  Series 2005-RP2 Class AF2
  5.75%, 9/25/35(d)                                     1,800         1,802,250
Home Equity Mortgage Trust
  Series 2005-4 Class A3
  4.742%, 1/25/36                                       3,480         3,451,657
  Series 2006-1 Class A2
  5.30%, 5/25/36                                        4,010         4,007,281
  Series 2006-5 Class A1
  5.50%, 1/25/37                                        4,000         3,999,883
Residential Asset Mortgage Products, Inc.
  Series 2004-RS4 Class AI4
  4.911%, 4/25/34                                          25            24,817
Washington Mutual Asset-Backed Certificates
  Series 2007-WM1 Class N1
  6.75%, 1/25/47(d)                                     2,497         2,492,466
                                                                 --------------
                                                                     28,664,905
HOME EQUITY LOANS -
  FLOATING RATE-2.8%
Ace Securities Corp.
  Series 2003-0P1 Class A2
  5.68%, 12/25/33(a)                                       18            17,635
First Franklin Mortgage Loan Trust
  Series 2004-FF4 Class A2
  5.61%, 6/25/34(a)                                       422           422,823
Home Equity Mortgage Trust
  Series 2005-3 Class M1
  5.86%, 11/25/35(a)                                      800           800,864
Household Home Equity Loan Trust
  Series 2006-1 Class M1
  5.60%, 1/20/36(a)                                     2,428         2,427,725
HSI Asset Securitization Corp. Trust
  Series 2006-OPT1 Class 2A1
  5.40%, 12/25/35(a)                                    3,992         3,992,457
IXIS Real Estate Capital Trust
  Series 2004-HE4 Class A1
  5.69%, 2/25/35(a)                                       361           361,520


216 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Lehman XS Trust
  Series 2005-2 Class 1M1
  5.82%, 8/25/35(a)                                  $  5,000    $    5,013,850
  Series 2006-1 Class 1M1
  5.77%, 2/25/36(a)                                     4,000         4,016,840
  Series 2007-2N Class M1
  5.66%, 2/25/37(a)                                     3,600         3,603,384
Long Beach Mortgage Loan Trust
  Series 2004-3 Class M2
  5.92%, 7/25/34(a)                                       400           401,892
Master Asset Backed Securities Trust
  Series 2004-HE1 Class A1
  5.72%, 9/25/34(a)                                     1,154         1,158,665
  Series 2006-WMC1 Class A2
  5.43%, 2/25/36(a)                                     2,000         2,000,196
Option One Mortgage Loan Trust
  Series 2006-2 Class 2A2
  5.42%, 7/25/36(a)                                     4,215         4,213,685
Residential Asset Securities Corp.
  Series 2006-KS3 Class AI2
  5.44%, 4/25/36(a)                                     1,800         1,800,000
Saxon Asset Securities Trust
  Series 2005-4 Class A2A
  5.41%, 11/25/37(a)                                      196           196,146
Structured Asset Investment Loan Trust
  Series 2005-HE1 Class A4
  5.48%, 7/25/35(a)                                     1,075         1,074,872
                                                                 --------------
                                                                     31,502,554
OTHER - FIXED RATE-0.1%
DB Master Finance, LLC
  Series 2006-1 Class A2
  5.779%, 6/20/31(d)                                    1,600         1,632,880

OTHER - FLOATING RATE-0.9%
GE Dealer Floorplan Master Note Trust
  Series 2006-2 Class A
  5.39%, 4/20/13(a)                                     4,360         4,366,108
Mortgage Equity Conversion Asset Trust
  Series 2007-FF2 Class A
  5.48%, 3/25/07(a)(d)                                  3,600         3,600,000
SLM Student Loan Trust
  Series 2005-10 Class A2
  5.37%, 4/27/15(a)                                     2,203         2,203,251
                                                                 --------------
                                                                     10,169,359
Total Asset-Backed Securities
  (cost $74,921,100)                                                 74,998,535


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 217


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-11.9%
MUTUAL FUND-11.9%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(e)
  (cost $135,323,301)                            $135,323,301    $  135,323,301

Total Investments-107.5%
  (cost $1,215,427,402)                                           1,218,737,224
Other assets less liabilities-(7.5)%                                (84,939,397)

Net Assets-100%                                                  $1,133,797,827


(a)  Variable rate coupon, rate shown as of February 28, 2007.

(b) Position with a market value of $731,192 has been segregated to collateralize margin requirements for open future contracts.

(c)  Represents entire or partial position segregated as collateral for swaps.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $34,246,297 or 3.0% of net assets.

(e)  Investment in affiliated money market mutual fund.

Glossary of Terms:

TBA - To Be Announced.


218 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


INTERMEDIATE DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MORTGAGE PASS-THRUS-45.1%
AGENCY ARMS-4.2%
Federal Home Loan Mortgage Corp.
  5.84%, 12/01/36(a)(b)                              $ 34,078    $   34,389,380
Federal National Mortgage Association
  4.41%, 8/01/34(a)(b)                                  4,272         4,285,292
  5.487%, 5/01/36(a)(b)                                 1,368         1,378,065
  5.785%, 1/01/37(a)(b)                                 7,546         7,636,637
  5.80%, 3/01/36(a)(b)                                  4,797         4,856,611
  5.931%, 6/01/36(a)(b)                                 3,527         3,553,111
                                                                 --------------
                                                                     56,099,096
FIXED RATE 15-YEAR-5.5%
Federal Home Loan Mortgage Corp.
  5.00%, 4/01/21(a)                                     3,367         3,322,783
Federal National Mortgage Association
  4.50%, 5/01/20-10/01/21(a)                           35,662        34,565,620
  4.50%, TBA                                            3,830         3,711,507
  5.00%, 4/01/19-12/01/21(a)                           29,103        28,756,596
  5.00%, TBA                                            3,590         3,541,758
                                                                 --------------
                                                                     73,898,264
FIXED RATE 30-YEAR-32.8%
Federal Home Loan Mortgage Corp.
  4.50%, 8/01/33-6/01/36(a)                            25,231        23,828,950
  7.00%, 2/01/37(a)                                    19,175        19,702,765
Federal National Mortgage Association
  5.00%, 2/01/36-12/01/36(a)                           32,393        31,472,360
  5.00%, TBA                                            3,920         3,804,850
  5.50%, 4/01/33-11/01/36(a)                          202,913       201,554,812
  5.50%, TBA                                            2,940         2,916,112
  6.00%, TBA                                           76,285        76,928,693
  6.50%, 8/01/32-1/01/37(a)                            36,682        37,398,653
  6.50%, TBA                                            7,725         7,874,672
Government National Mortgage Association
  5.50%, TBA                                           15,705        15,648,559
  6.00%, 4/15/36(a)                                    16,787        17,042,529
  6.00%, TBA                                            1,575         1,598,625
NON-AGENCY ARMS-2.6%
Bear Stearns Alt-A Trust
  Series 2005-10 Class 24A1
  5.928%, 1/25/36(a)(b)                                 3,063         3,087,443
  Series 2006-1 Class 22A1
  5.398%, 2/25/36(a)(b)                                 4,313         4,308,542
  Series 2006-3 Class 22A1
  6.228%, 5/25/36(a)(b)                                 2,149         2,164,171
  Series 2007-1 Class 21A1
  5.75%, 1/25/47(a)(b)                                  2,785         2,799,955


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 219


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Class 1A4
  5.109%, 5/25/35(a)(b)                              $  4,766    $    4,716,703
  Series 2006-AR1, Class 3A1
  5.50%, 3/25/36(a)(b)                                  5,367         5,398,904
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Class 4A1
  6.251%, 5/25/36(a)(b)                                 2,477         2,509,814
Merrill Lynch Mortgage Investors, Inc.
  Series 2006-A1 Class 2A1
  6.182%, 3/25/36(a)(b)                                 3,596         3,649,678
Residential Funding Mortgage Securities I, Inc.
  Series 2005-SA3 Class 3A
  5.236%, 8/25/35(a)(b)                                 3,048         3,035,616
Structured Adjustable Rate Mortgage Loan Trust
  Series 2006-3 Class 2A1
  6.01%, 4/25/36(a)(b)                                  3,064         3,082,882
                                                                 --------------
                                                                     34,753,708
Total Mortgage Pass-Thrus
  (cost $603,380,830)                                               604,522,648

CORPORATES - INVESTMENT GRADE-14.2%
Financial Institutions-5.2%
Banking-1.9%
Bank of Tokyo-Mitsubishi UFJ NY
  7.40%, 6/15/11(a)                                       170           184,480
Barclays Bank PLC
  8.55%, 9/29/49(a)(c)                                    961         1,079,068
Citigroup, Inc.
  4.625%, 8/03/10(a)                                    2,357         2,328,351
  5.493%, 6/09/09(a)(b)                                   421           422,260
Credit Suisse First Boston USA, Inc.
  5.50%, 8/15/13(a)                                     1,812         1,845,810
JPMorgan Chase & Co.
  6.75%, 2/01/11(a)                                     2,530         2,669,985
MBNA Corp.
  4.625%, 9/15/08(a)                                    1,362         1,350,194
Mitsubishi UFG Capital Finance 1, Ltd.
  6.346%, 7/29/49(a)                                      770           798,813
RBS Capital Trust III
  5.512%, 9/29/49(a)                                      562           560,945
Resona Bank, Ltd.
  5.85%, 9/29/49(a)(c)                                    330           330,634
Resona Preferred Global Securities
  7.191%, 12/29/49(a)(c)                                  619           666,484
Suntrust Bank
  5.468%, 6/02/09(a)(b)                                   591           592,136
The Huntington National Bank
  4.375%, 1/15/10(a)                                      517           504,338


220 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
UBS Preferred Funding Trust I
  8.622%, 10/29/49(a)                                $  1,825    $    2,026,476
UFJ Finance Aruba AEC
  6.75%, 7/15/13(a)                                     1,913         2,057,227
Wachovia Corp.
  5.35%, 3/15/11(a)                                     2,205         2,233,572
Washington Mutual, Inc.
  4.00%, 1/15/09(a)                                     2,185         2,140,509
Wells Fargo & Co.
  4.20%, 1/15/10(a)                                     1,808         1,772,934
Zions Bancorporation
  5.50%, 11/16/15(a)                                    1,420         1,420,288
                                                                 --------------
                                                                     24,984,504
Brokerage-0.1%
The Goldman Sachs Group, Inc.
  4.75%, 7/15/13(a)                                     1,016           987,890

Finance-2.2%
American General Finance Corp.
  4.625%, 5/15/09(a)                                    2,620         2,588,741
Capital One Financial Corp.
  4.80%, 2/21/12(a)                                       665           650,730
CIT Group, Inc.
  5.58%, 5/18/07(a)(b)                                    466           466,261
  Senior Note
  7.75%, 4/02/12(a)                                     2,318         2,573,318
Core Investment Grade Trust
  4.642%, 11/30/07(a)                                   3,882         3,861,702
Countrywide Home Loans, Inc.
  4.00%, 3/22/11(a)                                     1,427         1,359,474
  4.25%, 12/19/07(a)                                    1,855         1,838,657
General Electric Capital Corp.
  4.00%, 2/17/09(a)                                     4,160         4,081,796
  4.375%, 11/21/11(a)                                   1,213         1,180,218
  5.425%, 6/22/07(a)(b)                                 3,448         3,449,627
  6.75%, 3/15/32(a)                                     1,429         1,661,583
HSBC Finance Corp.
  6.50%, 11/15/08(a)                                    4,771         4,882,217
  7.00%, 5/15/12(a)                                       440           477,105
iStar Financial, Inc.
  5.15%, 3/01/12(a)                                     1,019         1,002,318
                                                                 --------------
                                                                     30,073,747
Finance - Other-0.1%
Berkshire Hathaway Finance Corp.
  4.20%, 12/15/10(a)                                    1,656         1,614,002

Insurance-0.8%
Assurant, Inc.
  5.625%, 2/15/14(a)                                    1,028         1,037,842


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 221


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Humana, Inc.
  6.30%, 8/01/18(a)                                  $  1,094    $    1,123,479
Liberty Mutual Group(c)
  5.75%, 3/15/14(a)                                       993           998,649
WellPoint, Inc.
  3.50%, 9/01/07(a)                                     2,200         2,178,416
  3.75%, 12/14/07(a)                                      412           406,958
  4.25%, 12/15/09(a)                                    2,555         2,501,764
Zurich Capital Trust I
  8.376%, 6/01/37(a)(c)                                 2,541         2,655,996
                                                                 --------------
                                                                     10,903,104
Real Estate Investment Trust-0.1%
Simon Property Group LP
  6.375%, 11/15/07(a)                                   1,015         1,021,629

Industrial-7.7%
Basic Industry-0.4%
International Paper Co.
  5.30%, 4/01/15(a)                                     2,625         2,552,736
Ispat Inland ULC
  9.75%, 4/01/14(a)                                       602           677,487
Lubrizol Corp.
  4.625%, 10/01/09(a)                                     805           794,871
Westvaco Corp.
  8.20%, 1/15/30(a)                                       670           780,646
Weyerhaeuser Co.
  5.95%, 11/01/08(a)                                    1,083         1,094,478
                                                                 --------------
                                                                      5,900,218
Capital Goods-0.8%
Boeing Capital Corp.
  4.75%, 8/25/08(a)                                     1,615         1,607,190
  6.50%, 2/15/12(a)                                       205           218,247
Hutchison Whampoa International, Ltd.
  7.45%, 11/24/33(a)(c)                                 1,449         1,717,862
Raytheon Co.
  6.75%, 8/15/07(a)                                     1,153         1,159,277
Textron Financial Corp.
  4.125%, 3/03/08(a)                                    2,610         2,582,590
Textron, Inc.
  6.375%, 11/15/08(a)                                     875           893,255
Tyco International Group, SA
  6.00%, 11/15/13(a)                                    1,250         1,329,874
Waste Management, Inc.
  6.875%, 5/15/09(a)                                    1,435         1,482,970
                                                                 --------------
                                                                     10,991,265
Communications - Media-1.3%
British Sky Broadcasting Group PLC
  6.875%, 2/23/09(a)                                      489           503,800
BSKYB Finance United Kingdom PLC
  5.625%, 10/15/15(a)(c)                                2,325         2,339,501


222 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Comcast Cable Communication, Inc.
  6.875%, 6/15/09(a)                                 $  1,463    $    1,519,173
Comcast Cable Communications Holdings, Inc.
  8.375%, 3/15/13(a)                                      940         1,085,788
  9.455%, 11/15/22(a)                                   1,731         2,307,544
Comcast Corp.
  5.30%, 1/15/14(a)                                     1,263         1,259,181
  5.50%, 3/15/11(a)                                     1,597         1,616,260
News America, Inc.
  6.55%, 3/15/33(a)                                     1,383         1,465,506
R. R. Donnelley & Sons Co.
  4.95%, 4/01/14(a)                                       710           669,821
Time Warner Entertainment Co.
  8.375%, 3/15/23(a)                                    3,190         3,847,788
WPP Finance Corp.
  5.875%, 6/15/14(a)                                      886           900,375
                                                                 --------------
                                                                     17,514,737
Communications - Telecommunications-2.6%
AT&T Corp.
  8.00%, 11/15/31(a)                                      295           374,477
British Telecommunications PLC
  8.625%, 12/15/10(a)                                   2,721         3,049,041
CenturyTel, Inc.
  5.00%, 2/15/15(a)                                     2,462         2,293,092
  6.875%, 1/15/28(a)                                      915           913,286
Embarq Corp.
  6.738%, 6/01/13(a)                                      210           218,008
  7.082%, 6/01/16(a)                                    3,705         3,831,196
New Cingular Wireless Services, Inc.
  7.875%, 3/01/11(a)                                    2,435         2,674,811
  8.75%, 3/01/31(a)                                     1,429         1,900,461
Pacific Bell
  6.625%, 10/15/34(a)                                   3,900         3,935,662
Sprint Capital Corp.
  8.375%, 3/15/12(a)                                    3,219         3,609,552
Telecom Italia Capital
  4.00%, 11/15/08-1/15/10(a)                            3,815         3,693,646
  6.375%, 11/15/33(a)                                     375           366,220
TELUS Corp.
  7.50%, 6/01/07(a)                                     3,444         3,459,908
Verizon Global Funding Corp.
  4.90%, 9/15/15(a)                                     1,590         1,538,141
Verizon New Jersey, Inc.
  5.875%, 1/17/12(a)                                    1,435         1,468,402
Vodafone Group PLC
  5.50%, 6/15/11(a)                                     2,045         2,066,990
                                                                 --------------
                                                                     35,392,893
Consumer Cyclical - Automotive-0.1%
DaimlerChrysler North America Corp.
  4.875%, 6/15/10(a)                                      698           688,508


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 223


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Cyclical - Other-0.5%
Centex Corp.
  5.45%, 8/15/12(a)                                  $    859    $      858,354
Starwood Hotels & Resorts Worldwide, Inc.
  7.375%, 11/15/15(a)                                   2,086         2,195,315
  7.875%, 5/01/12(a)                                    2,181         2,352,383
Toll Brothers Finance Corp.
  6.875%, 11/15/12(a)                                   1,055         1,113,769
                                                                 --------------
                                                                      6,519,821
Consumer Non-Cyclical-1.1%
Altria Group, Inc.
  7.75%, 1/15/27(a)                                     2,120         2,610,354
ConAgra Foods, Inc.
  7.875%, 9/15/10(a)                                      641           696,229
Fisher Scientific International, Inc.
  6.125%, 7/01/15(a)                                    3,130         3,132,604
  6.75%, 8/15/14(a)                                       560           579,899
Kraft Foods, Inc.
  4.125%, 11/12/09(a)                                   3,245         3,164,803
Safeway, Inc.
  4.125%, 11/01/08(a)                                     683           670,422
  4.80%, 7/16/07(a)                                       620           618,084
  6.50%, 3/01/11(a)                                       453           471,816
The Kroger Co.
  7.80%, 8/15/07(a)                                     1,540         1,555,649
Wyeth
  5.50%, 2/01/14(a)                                     1,267         1,287,495
                                                                 --------------
                                                                     14,787,355
Energy-0.3%
Amerada Hess Corp.
  7.875%, 10/01/29(a)                                   2,273         2,716,487
Tengizchevroil Finance Co.
  6.124%, 11/15/14(a)(c)                                  380           374,300
Valero Energy Corp.
  6.875%, 4/15/12(a)                                    1,493         1,597,555
                                                                 --------------
                                                                      4,688,342
Technology-0.6%
Cisco Systems, Inc.
  5.25%, 2/22/11(a)                                       780           786,647
Electronic Data Systems Corp.
  6.50%, 8/01/13(a)                                     3,745         3,825,776
International Business Machines Corp.
  4.375%, 6/01/09(a)                                      455           449,346
Motorola, Inc.
  6.50%, 9/01/25(a)                                     1,800         1,856,703
  7.50%, 5/15/25(a)                                       290           329,339
  7.625%, 11/15/10(a)                                     146           157,268
                                                                 --------------
                                                                      7,405,079


224 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Utilities-1.3%
Electric-1.2%
Carolina Power & Light Co.
  6.50%, 7/15/12(a)                                  $  1,805    $    1,915,666
CE Electric UK Funding Co.
  6.995%, 12/30/07(a)(c)                                  700           709,409
Consumers Energy Co.
  4.25%, 4/15/08(a)                                       734           725,800
Exelon Corp.
  6.75%, 5/01/11(a)                                     1,295         1,358,002
FirstEnergy Corp.
  6.45%, 11/15/11(a)                                    1,300         1,366,022
  7.375%, 11/15/31(a)                                   1,436         1,673,816
MidAmerican Energy Holdings Co.
  5.875%, 10/01/12(a)                                     933           962,904
NiSource Finance Corp.
  7.875%, 11/15/10(a)                                     856           931,100
Pacific Gas & Electric Co.
  4.80%, 3/01/14(a)                                     1,700         1,652,618
Progress Energy, Inc.
  7.10%, 3/01/11(a)                                       574           613,809
Public Service Co. of Colorado
  7.875%, 10/01/12(a)                                     874           985,617
SPI Electricity & Gas Australia Holdings Pty, Ltd.
  6.15%, 11/15/13(a)(c)                                 1,447         1,506,990
Xcel Energy, Inc.
  7.00%, 12/01/10(a)                                    1,110         1,179,145
                                                                 --------------
                                                                     15,580,898
Natural Gas-0.1%
Duke Energy Field Services Corp.
  7.875%, 8/16/10(a)                                      506           547,299
Enterprise Products Operating LP
  Series B
  5.60%, 10/15/14(a)                                    1,278         1,282,918

Total Corporates - Investment Grade
  (cost $190,581,552)                                               190,884,209

NON-US DOLLAR-11.9%
GOVERNMENT-RELATED -
  SOVEREIGNS-10.3%
Japan Government
  0.70%, 6/20/10(a)                           JPY   7,201,950        60,221,099
  1.80%, 9/20/16(a)                                 2,659,150        22,892,899
Sweden (Kingdom of)
  5.00%, 1/28/09(a)                           SEK      69,595        10,193,541
  5.25%, 3/15/11(a)                                    85,655        12,913,251
United Mexican States
  8.00%, 12/24/08-12/19/13(a)                 MXN     307,755        27,646,021
  9.00%, 12/20/12(a)                                   51,780         4,865,303
                                                                 --------------
                                                                    138,732,114


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 225


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
INFLATION-LINKED SECURITIES-1.6%
Japan Government
  0.80%, 9/10/15(a)                           JPY   2,552,700    $   20,993,322

Total Non-US Dollar
  (cost $158,539,529)                                               159,725,436

COMMERCIAL MORTGAGE BACKED
  SECURITIES-7.4%
NON-AGENCY FIXED RATE CMBS-7.4%
Banc America Commercial Mortgage, Inc.
  Series 2001-PB1 Class A2
  5.787%, 5/11/35(a)                                 $    875           894,988
  Series 2004-4 Class A3
  4.128%, 7/10/42(a)                                    1,035         1,011,004
  Series 2004-6 Class A2
  4.161%, 12/10/42(a)                                   3,865         3,771,253
Bear Stearns Commercial Mortgage
  Securities, Inc.
  Series 2005-PWR7 Class A3
  5.116%, 2/11/41(a)                                    2,500         2,480,736
  Series 2005-T18 Class A4
  4.933%, 2/13/42(a)                                    4,235         4,150,347
Credit Suisse Mortgage Capital Certificates
  Series 2006-C3 Class A3
  5.827%, 6/15/38(a)                                    4,380         4,576,721
  Series 2006-C4 Class A3
  5.467%, 9/15/39(a)                                    6,475         6,560,244
CS First Boston Mortgage Securities Corp.
  Series 2003-CK2 Class A2
  3.861%, 3/15/36(a)                                      899           881,802
  Series 2004-C1 Class A4
  4.75%, 1/15/37(a)                                     1,815         1,767,234
  Series 2005-C1 Class A4
  5.014%, 2/15/38(a)                                    1,516         1,492,533
GE Capital Commercial Mortgage Corp.
  Series 2005-C3 Class A3FX
  4.863%, 7/10/45(a)                                    3,265         3,239,062
Greenwich Capital Commercial Funding Corp.
  Series 2003-C1 Class A4
  4.111%, 7/05/35(a)                                    1,102         1,041,958
  Series 2005-GG3 Class A2
  4.305%, 8/10/42(a)                                    1,823         1,784,423
JPMorgan Chase Commercial Mortgage
  Securities
  Series 2004-C1 Class A2
  4.302%, 1/15/38(a)                                    1,720         1,666,428
  Series 2005-LDP1 Class A4
  5.038%, 3/15/46(a)                                    1,846         1,817,885
  Series 2005-LDP3 Class A2
  4.851%, 8/15/42(a)                                    2,810         2,783,936


226 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  Series 2005-LDP4 Class A2
  4.79%, 10/15/42(a)                                 $  1,045    $    1,033,380
  Series 2006-CB14 Class A4
  5.481%, 12/12/44(a)                                   1,720         1,745,437
  Series 2006-CB15 Class A4
  5.814%, 6/12/43(a)                                    3,110         3,229,051
LB-UBS Commercial Mortgage Trust
  Series 2003-C3 Class A4
  4.166%, 5/15/32(a)                                    4,900         4,644,419
  Series 2004-C2 Class A4
  4.367%, 3/15/36(a)                                    2,570         2,446,278
  Series 2004-C4 Class A4
  5.133%, 6/15/29(a)                                    6,015         6,108,082
  Series 2004-C8 Class A2
  4.201%, 12/15/29(a)                                   1,084         1,058,881
  Series 2005-C1 Class A4
  4.742%, 2/15/30(a)                                    4,209         4,083,456
  Series 2005-C7 Class A4
  5.197%, 11/15/30(a)                                   2,380         2,371,180
  Series 2006-C1 Class A4
  5.156%, 2/15/31(a)                                    5,253         5,215,089
  Series 2006-C6 Class A4
  5.372%, 9/15/39(a)                                    6,005         6,052,920
Merrill Lynch Mortgage Trust
  Series 2005-CKI1 Class A6
  5.244%, 11/12/37(a)                                   2,100         2,109,844
  Series 2005-MKB2 Class A2
  4.806%, 9/12/42(a)                                    2,230         2,209,721
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2006-1 Class A2
  5.439%, 2/12/39(a)                                    1,695         1,713,611
  Series 2006-2 Class A4
  5.91%, 6/12/46(a)                                     3,075         3,231,698
Morgan Stanley Capital I
  Series 2004-HQ4 Class A5
  4.59%, 4/14/40(a)                                     6,500         6,353,086
  Series 2005-HQ5 Class A4
  5.168%, 1/14/42(a)                                    5,186         5,163,811

Total Commercial Mortgage Backed Securities
  (cost $98,202,764)                                                 98,690,498

U.S. TREASURIES-7.0%
United States Treasury Bonds
  4.50%, 2/15/36(a)(d)                                 49,730        48,230,342
  8.75%, 5/15/17(a)                                    33,905        45,212,860

Total U.S. Treasuries
  (cost $90,722,139)                                                 93,443,202


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 227


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-3.1%
AUTOS - FIXED RATE-0.1%
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Class A3A
  4.10%, 6/15/08(a)                                  $    869    $      867,008

AUTOS - FLOATING RATE-0.0%
Ford Credit Floorplan Master Owner Trust
  Series 2004-1 Class A
  5.36%, 7/15/09(a)(b)                                    300           299,943

CREDIT CARDS - FLOATING RATE-0.4%
American Express Credit Account Master Trust
  Series 2005-1 Class A
  5.35%, 10/15/12(a)(b)                                 1,298         1,299,010
Bank One Issuance Trust
  Series 2004-A4 Class A4
  5.36%, 2/16/10(a)(b)                                  2,158         2,158,337
Discover Card Master Trust I
  Series 2004-1 Class A
  5.35%, 4/16/10(a)(b)                                  2,457         2,457,767
                                                                 --------------
                                                                      5,915,114
HOME EQUITY LOANS - FIXED RATE-0.5%
Citifinancial Mortgage Securities, Inc.
  Series 2003-1 Class AFPT
  3.36%, 1/25/33(a)                                       818           741,396
Credit-Based Asset Servicing & Securities Trust
  Series 2005-CB7 Class AF2
  5.15%, 11/25/35(a)                                    1,805         1,793,112
Home Equity Mortgage Trust
  Series 2005-4 Class A3
  4.742%, 1/25/36(a)                                    2,070         2,053,141
  Series 2006-1 Class A2
  5.30%, 5/25/36(a)                                     1,040         1,039,295
Residential Funding Mortgage Securities II
  Series 2005-HI2 Class A3
  4.46%, 5/25/35(a)                                     1,490         1,471,804
                                                                 --------------
                                                                      7,098,748
HOME EQUITY LOANS - FLOATING RATE-1.9%
Asset Backed Funding Certificates
  Series 2003-WF1 Class A2
  6.07%, 12/25/32(a)(b)                                   870           870,670
Bear Stearns Asset Backed Securities, Inc.
  Series 2005-SD1 Class 1A1
  5.47%, 4/25/22(a)(b)                                    235           234,629
GE-WMC Mortgage Securities LLC
  Series 2005-2 Class A2B
  5.49%, 12/25/35(a)(b)                                 2,190         2,191,711
Home Equity Mortgage Trust
  Series 2005-2 Class A1
  5.50%, 7/25/35(a)(b)                                     23            23,217


228 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Household Home Equity Loan Trust
  Series 2005-3 Class A1
  5.58%, 1/20/35(a)(b)                               $  1,514    $    1,517,458
HSI Asset Securitization Corp. Trust
  Series 2006-OPT2 Class 2A1
  5.40%, 1/25/36(a)(b)                                  1,145         1,144,602
Lehman XS Trust
  Series 2005-4 Class 1M1
  5.82%, 10/25/35(a)(b)                                 4,865         4,883,195
Master Asset Backed Securities Trust
  Series 2004-HE1 Class A1
  5.72%, 9/25/34(a)(b)                                  1,167         1,171,153
RAAC Series
  Series 2006-SP3 Class A1
  5.40%, 8/25/36(a)(b)                                  2,011         2,011,175
Residential Asset Mortgage Products, Inc.
  Series 2005-RS3 Class AIA2
  5.49%, 3/25/35(a)(b)                                  1,723         1,722,943
  Series 2005-RZ1 Class A2
  5.52%, 4/25/35(a)(b)                                  2,985         2,987,295
Saxon Asset Securities Trust
  Series 2005-4 Class A2B
  5.50%, 11/25/37(a)(b)                                 2,250         2,250,704
Specialty Underwriting & Residential Finance
  Series 2006-BC1 Class A2A
  5.40%, 12/25/36(a)(b)                                 1,159         1,158,695
Structured Asset Investment Loan Trust
  Series 2006-1 Class A1
  5.40%, 1/25/36(a)(b)                                  2,679         2,678,543
                                                                 --------------
                                                                     24,845,990
OTHER - FIXED RATE-0.1%
DB Master Finance, LLC
  Series 2006-1 Class A2
  5.779%, 6/20/31(a)(c)                                 1,000         1,020,550

OTHER - FLOATING RATE-0.1%
SLM Student Loan Trust
  Series 2003-C Class A1
  5.46%, 9/15/16(a)(b)                                    965           966,157

Total Asset-Backed Securities
  (cost $41,057,976)                                                 41,013,510

GOVERNMENT-RELATED -
  NON-US ISSUERS-2.6%
AGENCIES-0.1%
Korea Development Bank
  4.625%, 9/16/10(a)                                    1,335         1,313,711


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 229


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGNS-2.5%
Russian Federation
  5.00%, 3/31/30(a)                                  $ 19,561    $   22,182,174
United Mexican States
  5.625%, 1/15/17(a)                                   11,136        11,264,064
                                                                 --------------
                                                                     33,446,238
Total Government-Related - Non-US Issuers
  (cost $33,866,197)                                                 34,759,949

MORTGAGE CMOS-2.4%
AGENCY ADJUSTABLE RATE-0.0%
Fannie Mae Grantor Trust
  Series 2004-T5 Class AB4
  5.963%, 5/28/35(a)(b)                                   525           525,676

AGENCY FIXED RATE-0.6%
Federal Home Loan Mortgage Corp. Strips
  Series R007 Class AC
  5.875%, 5/15/16(a)                                    7,341         7,392,086

NON-AGENCY ADJUSTABLE RATE-0.7%
Countrywide Alternative Loan Trust
  Series 2005-62 Class 2A1
  5.883%, 12/25/35(a)(b)                                2,413         2,412,597
  Series 2006-0A14 Class 3A1
  5.733%, 11/25/46(a)(b)                                5,542         5,523,920
JPMorgan Alternative Loan Trust
  Series 2006-S1 Class 3A1
  5.43%, 3/25/36(a)(b)                                  1,193         1,193,438
Washington Mutual, Inc.
  Series 2005-AR2 Class 2A22
  5.54%, 1/25/45(a)(b)                                    245           244,760
                                                                 --------------
                                                                      9,374,715
NON-AGENCY FIXED RATE-1.1%
Residential Accredit Loans, Inc.
  Series 2007-QS1 Class 1A1
  6.00%, 1/25/37(a)                                     4,436         4,468,438
  Series 2007-QS1 Class 2A10
  6.00%, 1/25/37(a)                                     5,527         5,567,614
Wells Fargo Mortgage Backed Securities Trust
  Series 2006-AR11 Class A4
  5.531%, 8/25/36(a)                                    5,288         5,262,882
                                                                 --------------
                                                                     15,298,934
Total Mortgage CMOS
  (cost $32,526,245)                                                 32,591,411


230 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
CORPORATES-NON-INVESTMENT
  GRADE-0.1%
Industrial-0.1%
Basic Industry-0.1%
Packaging Corp. of America
  5.75%, 8/01/13(a)
  (cost $1,076,979)                              $      1,099    $    1,088,115

SHORT-TERM INVESTMENTS-16.4%
AGENCY DISCOUNT NOTES-3.2%
Federal Home Loan Mortgage Corp.
  Zero coupon, 5/07/07(e)                               5,000         4,952,309
Federal National Mortgage Association
  Zero Coupon, 3/30/07-7/11/07                         37,745        37,528,093
                                                                 --------------
                                                                     42,480,402
INVESTMENT COMPANIES-13.2%
AllianceBernstein Fixed Income Shares, Inc.-
  Government STIF Portfolio(f)                    177,278,382       177,278,382

Total Short-Term Investments
  (cost $219,758,784)                                               219,758,784

Total Investments-110.2%
  (cost $1,469,712,995)                                           1,476,477,762
Other assets less liabilities-(10.2)%                              (136,903,902)

Net Assets-100%                                                  $1,339,573,860


(a) Positions, or portion thereof, with an aggregate market value of $1,140,694,202 have been segregated to collateralize open forward currency exchange contracts.

(b)  Variable rate coupon, rate shown as of February 28, 2007.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $13,399,443 or 1.0% of net assets.

(d) Position with a market value of $727,383 has been segregated to collateralize margin requirements for open future contracts.

(e)  Represents entire or partial position segregated as collateral for swaps.

(f)  Investment in affiliated money market mutual fund.

Glossary:

TBA - (To Be Announced)

Currency Abbreviations:

JPY - Japanese Yen

MXN - Mexican Peso

SEK - Swedish Krona


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 231


INFLATION PROTECTED SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY
  OBLIGATIONS-97.6%
U.S. Treasury Notes-97.6%
  0.875%, 4/15/10 (TIPS)(a)                        $   26,629    $   25,618,962
  1.625%, 1/15/15 (TIPS)(a)                            75,962        72,858,331
  1.875%, 7/15/13-7/15/15 (TIPS)(a)                    79,225        77,777,671
  2.00%, 1/15/14-1/15/16 (TIPS)(a)                     78,807        77,854,684
  2.375%, 1/15/17 (TIPS)(a)                            42,026        42,745,063
  3.00%, 7/15/12 (TIPS)(a)                             55,969        58,513,960
  3.375%, 1/15/12 (TIPS)(a)                            47,491        50,266,713
  3.50%, 1/15/11 (TIPS)(a)                             45,240        47,650,620
  3.875%, 1/15/09 (TIPS)(a)                            24,836        25,681,992
  4.25%, 1/15/10 (TIPS)(a)                             47,981        50,918,174

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $531,541,805)                                               529,886,170

NON U.S. DOLLAR SOVEREIGN
  DEBT OBLIGATIONS-1.6%
Sovereign-1.6%
Government of Japan CPI Linked Bond
  Series 5
  0.80%, 9/10/15 (a)
  (cost $8,916,330)                           JPY   1,055,250         8,678,342

SHORT-TERM INVESTMENTS-0.5%
Investment Companies-0.5%
AllianceBernstein Fixed-Income Shares,
  Inc.-Prime STIF Portfolio(b)
  (cost $2,681,145)                                 2,681,145         2,681,145

Total Investments-99.7%
  (cost $543,139,280)                                               541,245,657
Other assets less liabilities-0.3%                                    1,591,635

Net Assets-100.0%                                                $  542,837,292


232 o ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO


FINANCIAL FUTURES CONTRACTS

                                                     Value at      Unrealized
               Number of   Expiration   Original   February 28,   Appreciation/
Type           Contracts     Month       Value        2007       (Depreciation)
-------------------------------------------------------------------------------
Sold Contracts
Japan
  Government
  Bonds 10 Yr               March
  Future          10        2007      $11,350,160    $11,402,753    $(52,593)


FORWARD CURRENCY EXCHANGE CONTRACTS

                                      U.S. $
                        Contract     Value on    U.S. $ Value at    Unrealized
                         Amount    Origination    February 28,     Appreciation/
                         (000)         Date           2007        (Depreciation)
-------------------------------------------------------------------------------
Sale Contracts:
Japanese Yen
  settling 3/27/07     1,046,865     $8,680,761    $8,871,454       $(190,693)


(a) Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $538,564,512.

(b)  Investment in affiliated money market mutual fund.

Currency Abbreviations:

JPY - Japanese Yen

Glossary:

CPI - Consumer Price Index

TIPS - Treasury Inflation Protected Security


ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO o 233


HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
CORPORATES - NON-INVESTMENT GRADE-91.4%
Financial Institutions-1.6%
Banking-0.1%
Kyivstar
  7.75%, 4/27/12(a)(b)                               $    375    $      389,063

Brokerage-1.1%
E*Trade Financial Corp.
  7.375%, 9/15/13(a)                                      870           904,800
  7.875%, 12/01/15(a)                                   2,574         2,760,614
  8.00%, 6/15/11(a)                                       810           848,475
                                                                 --------------
                                                                      4,513,889
Insurance-0.4%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13(a)                                     675           727,312
Liberty Mutual Group
  7.80%, 3/15/37(b)                                       770           768,468
                                                                 --------------
                                                                      1,495,780
                                                                 --------------
                                                                      6,398,732
Index-4.5%
DJ CDX NA HY
  8.375%, 12/29/11(a)(b)                               13,320        13,840,319
  Series 5-T2
  7.25%, 12/29/10(a)(b)                                 4,312         4,436,172
                                                                 --------------
                                                                     18,276,491
Industrial-70.4%
Basic Industry-7.1%
AK Steel Corp.
  7.875%, 2/15/09(a)                                    1,310         1,306,725
Arch Western Finance LLC
  6.75%, 7/01/13(a)                                       670           658,275
Equistar Chemical Funding LP
  10.125%, 9/01/08(a)                                   1,377         1,456,178
  10.625%, 5/01/11(a)                                     623           658,823
Evraz Group, SA
  8.25%, 11/10/15(a)(b)                                 1,369         1,401,582
Freeport-McMoRan Copper & Gold, Inc.
  10.125%, 2/01/10(a)                                     961         1,001,843
Georgia-Pacific Corp.
  7.00%, 1/15/15(a)(b)                                    905           905,000
  7.125%, 1/15/17(a)(b)                                 1,095         1,095,000
Hexion US Finance Corp.
  9.75%, 11/15/14(a)(b)                                   525           556,500
  9.86%, 11/15/14(a)(b)(c)                                525           540,750


234 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Huntsman International LLC
  7.875%, 11/15/14(a)(b)(c)                          $  1,130    $    1,169,550
  9.875%, 3/01/09(a)                                      215           220,306
Huntsman LLC
  11.50%, 7/15/12(a)                                      801           897,120
Ineos Group Holdings PLC
  8.50%, 2/15/16(a)(b)                                  1,575         1,531,687
Jefferson Smurfit Corp.
  8.25%, 10/01/12(a)                                      630           642,600
JSC Severstal
  9.25%, 4/19/14(a)                                     1,938         2,093,234
Lyondell Chemical Co.
  8.00%, 9/15/14(a)                                       790           831,475
  8.25%, 9/15/16(a)                                       615           661,125
Massey Energy Co.
  6.875%, 12/15/13(a)                                     705           676,800
Momentive Performance
  10.125%, 12/01/14(a)(b)(d)                              720           757,800
Nell AF S.a.r.l.
  8.375%, 8/15/15(a)(b)                                 1,445         1,524,475
NewMarket Corp.
  7.125%, 12/15/16(a)(b)                                1,285         1,288,213
Newpage Corp.
  10.00%, 5/01/12(a)                                      797           868,730
Peabody Energy Corp.
  5.875%, 4/15/16(a)                                      900           857,250
  6.875%, 3/15/13(a)                                    1,815         1,837,687
Quality Distribution LLC
  9.00%, 11/15/10(a)                                    1,353         1,312,410
Rhodia, SA
  8.875%, 6/01/11(a)                                    1,763         1,846,742
                                                                 --------------
                                                                     28,597,880
Capital Goods-6.3%
Alion Science and Technology Corp.
  10.25%, 2/01/15(a)(b)                                   270           280,800
Allied Waste North America, Inc.
  6.375%, 4/15/11(a)                                    1,603         1,607,008
  6.875%, 6/01/17(a)                                    1,430         1,419,275
  7.125%, 5/15/16(a)                                    2,053         2,086,361
  7.375%, 4/15/14(a)                                      820           824,100
Associated Materials, Inc.
  11.25%, 3/01/14(a)(e)                                 1,635         1,218,075
Berry Plastics Holding Corp.
  8.875%, 9/15/14(a)                                    1,330         1,376,550
Bombardier, Inc.
  8.00%, 11/15/14(a)(b)                                 2,120         2,226,000
Case New Holland, Inc.
  9.25%, 8/01/11(a)                                       930           981,150


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 235


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Covalence Specialty Materials
  10.25%, 3/01/16(a)(b)                              $    555    $      528,638
Crown Americas
  7.625%, 11/15/13(a)                                   1,500         1,548,750
Goodman Global Holding Co., Inc.
  7.875%, 12/15/12(a)                                     992         1,011,840
Invensys PLC
  9.875%, 3/15/11(a)(b)                                   183           196,725
L-3 Communications Corp.
  5.875%, 1/15/15(a)                                    1,828         1,782,300
Owens Brockway Glass Container
  8.875%, 2/15/09(a)                                    1,715         1,753,587
Plastipak Holdings, Inc.
  8.50%, 12/15/15(a)(b)                                   640           667,200
Russell Stanley Holdings, Inc.
  9.00%, 11/30/08(a)(b)(f)                              1,134            56,700
Sequa Corp.
  9.00%, 8/01/09(a)                                       601           634,055
Trinity Industries, Inc.
  6.50%, 3/15/14(a)                                     2,100         2,063,250
United Rentals North America, Inc.
  6.50%, 2/15/12(a)                                       640           643,200
  7.00%, 2/15/14(a)                                       485           487,425
  7.75%, 11/15/13(a)                                    2,075         2,121,687
                                                                 --------------
                                                                     25,514,676
Communications - Media-11.0%
Allbritton Communications Co.
  7.75%, 12/15/12(a)                                    1,351         1,384,775
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12(a)                                     1,637         1,661,555
CCH I Holdings LLC
  11.75%, 5/15/14(a)                                    6,007         5,871,842
Central European Media Enterprises, Ltd.
  8.25%, 5/15/12(a)                              EUR      398           574,622
Clear Channel Communications, Inc.
  5.75%, 1/15/13(a)                              US$    1,641         1,547,196
  5.50%, 9/15/14(a)                                     2,519         2,232,844
CSC Holdings, Inc.
  6.75%, 4/15/12(a)(b)                                  2,565         2,539,350
  7.625%, 7/15/18(a)                                    1,535         1,554,187
Dex Media East LLC
  12.125%, 11/15/12(a)                                    641           702,696
Dex Media West LLC
  8.50%, 8/15/10(a)                                       444           465,090
DirecTV Holdings LLC
  6.375%, 6/15/15(a)                                    2,961         2,846,261
EchoStar DBS Corp.
  6.375%, 10/01/11(a)                                   1,080         1,085,400
  7.125%, 2/01/16(a)                                      850           878,688


236 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Insight Communications Co., Inc.
  12.25%, 2/15/11(a)                                 $  1,612    $    1,682,525
Insight Midwest LP
  9.75%, 10/01/09(a)                                      552           561,661
Intelsat Bermuda, Ltd.
  8.625%, 1/15/15(a)                                    1,274         1,369,550
  11.25%, 6/15/16(a)(b)                                 2,812         3,184,590
Lamar Media Corp.
  6.625%, 8/15/15(a)                                      475           467,875
Liberty Media Corp.
  5.70%, 5/15/13(a)                                       545           522,087
  7.875%, 7/15/09(a)                                      350           367,385
  8.25%, 2/01/30(a)                                       530           541,446
LIN Television Corp.
  6.50%, 5/15/13(a)                                       725           706,875
Quebecor Media, Inc.
  7.75%, 3/15/16(a)                                     2,755         2,823,875
R.H. Donnelley Corp.
  6.875%, 1/15/13(a)                                    1,453         1,416,675
Rainbow National Services LLC
  8.75%, 9/01/12(a)(b)                                    764           811,750
  10.375%, 9/01/14(a)(b)                                  729           816,480
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13(a)                                      545           550,450
Univision Communications, Inc.
  7.85%, 7/15/11(a)                                     1,190         1,246,525
WDAC Subsidiary Corp.
  8.375%, 12/01/14(a)(b)                                  982         1,028,645
WMG Holdings Corp.
  9.50%, 12/15/14(a)(e)                                 3,196         2,508,860
XM Satellite Radio, Inc.
  9.75%, 5/01/14(a)                                       840           848,400
                                                                 --------------
                                                                     44,800,160
Communications - Telecommunications-8.8%
American Tower Corp.
  7.125%, 10/15/12(a)                                   2,430         2,512,012
Citizens Communications Co.
  6.25%, 1/15/13(a)                                     1,977         1,977,000
Cricket Communications, Inc.
  9.375%, 11/01/14(a)(b)                                2,470         2,605,850
Digicel, Ltd.
  9.25%, 9/01/12(a)(b)                                  1,727         1,839,255
Dobson Cellular Systems, Inc.
  8.375%, 11/01/11(a)                                     620           658,750
Dobson Communications Corp.
  8.875%, 10/01/13(a)                                     665           685,781
Idearc, Inc.
  8.00%, 11/15/16(a)(b)                                 1,710         1,744,200
Inmarsat Finance PLC
  10.375%, 11/15/12(a)(e)                               1,037           972,188
  7.625%, 6/30/12(a)                                    1,835         1,903,812


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 237


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Level 3 communications, Inc.
  11.50%, 3/01/10(a)                                 $    655    $      727,050
Level 3 Financing, Inc.
  12.25%, 3/15/13(a)                                    1,853         2,163,377
  8.75%, 2/15/17(a)(b)                                    835           838,131
  9.25%, 11/01/14(a)(b)                                 2,845         2,919,681
Mobile Telesystems Finance, SA
  8.00%, 1/28/12(a)(b)                                  1,858         1,951,000
PanAmSat Corp.
  9.00%, 8/15/14(a)                                     1,171         1,264,680
Qwest Capital Funding, Inc.
  7.25%, 2/15/11(a)                                     4,029         4,124,689
Qwest Communications International, Inc.
  7.50%, 2/15/14(a)                                       350           362,688
Qwest Corp.
  6.875%, 9/15/33(a)                                    2,240         2,170,000
  8.875%, 3/15/12(a)                                      355           392,275
Rural Cellular Corp.
  9.75%, 1/15/10(a)                                     1,191         1,222,264
Time Warner Telecom Holdings, Inc.
  9.25%, 2/15/14(a)                                       740           793,650
Windstream Corp.
  8.125%, 8/01/13(a)                                      714           770,228
  8.625%, 8/01/16(a)                                      810           886,950
                                                                 --------------
                                                                     35,485,511
Consumer Cyclical - Automotive-6.9%
Affinia Group, Inc.
  9.00%, 11/30/14(a)                                       45            45,225
Ford Motor Co.
  7.45%, 7/16/31(a)                                     3,870         3,105,675
Ford Motor Credit Co.
  4.95%, 1/15/08(a)                                     1,298         1,284,371
  7.00%, 10/01/13(a)                                    2,524         2,421,256
  8.11%, 1/13/12(a)(c)                                  2,785         2,800,028
General Motors Acceptance Corp.
  6.875%, 9/15/11(a)                                    3,570         3,612,851
General Motors Corp.
  8.25%, 7/15/23(a)                                     4,155         3,864,150
  8.375%, 7/15/33(a)                                    2,985         2,768,587
Goodyear Tire & Rubber Co.
  8.625%, 12/01/11(a)(b)                                  445           472,813
  9.00%, 7/01/15(a)                                     2,010         2,183,362
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13(a)                                    1,436         1,428,820
Lear Corp.
  8.50%, 12/01/13(a)                                      370           361,675
  8.75%, 12/01/16(a)                                      530           510,787
Tenneco, Inc.
  8.625%, 11/15/14(a)                                     465           484,763


238 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
TRW Automotive, Inc.
  9.375%, 2/15/13(a)                                 $    667    $      716,191
  11.00%, 2/15/13(a)                                      490           537,162
Visteon Corp.
  7.00%, 3/10/14(a)                                     1,795         1,561,650
                                                                 --------------
                                                                     28,159,366
Consumer Cyclical - Other-8.8%
Boyd Gaming Corp.
  7.75%, 12/15/12(a)                                      737           759,110
Broder Brothers Co.
  11.25%, 10/15/10(a)                                     642           650,025
Caesars Entertainment, Inc.
  7.875%, 3/15/10(a)                                    1,570         1,656,350
Gaylord Entertainment Co.
  8.00%, 11/15/13(a)                                    1,307         1,352,745
Greektown Holdings
  10.75%, 12/01/13(a)(b)                                  550           588,500
Harrah's Operating Co., Inc.
  5.625%, 6/01/15(a)                                    3,460         2,992,900
Host Hotels & Resorts LP
  6.875%, 11/01/14(a)                                     385           391,738
Host Marriott LP
  6.75%, 6/01/16(a)                                     2,935         2,949,675
K2, Inc.
  7.375%, 7/01/14(a)                                      800           808,000
KB HOME
  6.375%, 8/15/11(a)                                      600           602,290
  7.75%, 2/01/10(a)                                       410           418,713
Levi Strauss & Co.
  8.875%, 4/01/16(a)                                      742           799,505
  10.11%, 4/01/12(a)(c)                                   173           176,676
Mandalay Resort Group
  10.25%, 8/01/07(a)                                      915           931,013
MGM MIRAGE
  6.625%, 7/15/15(a)                                    3,952         3,798,860
  7.625%, 1/15/17(a)                                      905           916,313
  8.375%, 2/01/11(a)                                    2,179         2,287,950
Mohegan Tribal Gaming Authority
  7.125%, 8/15/14(a)                                    1,245         1,266,787
NCL Corp.
  10.625%, 7/15/14(a)                                     957           973,747
Penn National Gaming, Inc.
  6.875%, 12/01/11(a)                                   1,496         1,496,000
Riviera Holdings Corp.
  11.00%, 6/15/10(a)                                    1,416         1,486,800
Six Flags, Inc.
  9.625%, 6/01/14(a)                                    1,250         1,209,375
Station Casinos, Inc.
  6.625%, 3/15/18(a)                                      395           357,969
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(a)(b)                                1,097         1,127,167


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 239


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Universal City Development Partners
  11.75%, 4/01/10(a)                                 $    913    $      970,063
Universal City Florida Holding Co.
  8.375%, 5/01/10(a)                                      630           653,625
William Lyon Homes, Inc.
  10.75%, 4/01/13(a)                                    1,107         1,104,232
Wynn Las Vegas LLC
  6.625%, 12/01/14(a)                                   2,935         2,905,650
                                                                 --------------
                                                                     35,631,778
Consumer Cyclical - Restaurants-0.3%
Domino's, Inc.
  8.25%, 7/01/11(a)                                       869           911,146
Sbarro, Inc.
  10.375%, 2/01/15(a)(b)                                  415           432,638
                                                                 --------------
                                                                      1,343,784
Consumer Cyclical - Retailers-2.0%
AutoNation, Inc.
  7.36%, 4/15/13(a)(c)                                    175           177,625
Bon-Ton Department Stores, Inc.
  10.25%, 3/15/14(a)                                    1,130         1,197,800
Burlington Coat Factory Warehouse Corp.
  11.125%, 4/15/14(a)                                     555           570,956
Couche-Tard
  7.50%, 12/15/13(a)                                    1,006         1,031,150
GSC Holdings Corp
  8.00%, 10/01/12(a)                                    2,070         2,199,375
Rite Aid Corp.
  6.875%, 8/15/13(a)                                    1,100           987,250
  9.25%, 6/01/13(a)                                       870           876,525
United Auto Group, Inc.
  9.625%, 3/15/12(a)                                    1,097         1,149,799
                                                                 --------------
                                                                      8,190,480
Consumer Non-Cyclical-7.9%
Aramark Corp.
  8.50%, 2/01/15(a)(b)                                  2,265         2,352,769
Concentra Operating Corp.
  9.125%, 6/01/12(a)                                      409           435,585
  9.50%, 8/15/10(a)                                       553           584,797
Coventry Health Care, Inc.
  5.875%, 1/15/12(a)                                      683           686,415
DaVita, Inc.
  7.25%, 3/15/15(a)                                     1,219         1,231,190
Dean Foods Co.
  7.00%, 6/01/16(a)                                       921           950,932
Del Monte Corp.
  6.75%, 2/15/15(a)                                       395           389,075
Dole Food Co., Inc.
  8.625%, 5/01/09(a)                                      420           421,050
  8.875%, 3/15/11(a)                                      718           714,410


240 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Elan Finance Corp.
  7.75%, 11/15/11(a)                                 $  2,825    $    2,782,625
Hanger Orthopedic Group, Inc.
  10.25%, 6/01/14(a)                                      670           716,900
HCA, Inc.
  6.375%, 1/15/15(a)                                    2,008         1,731,900
  6.50%, 2/15/16(a)                                     1,520         1,303,400
  6.75%, 7/15/13(a)                                     1,650         1,513,875
  9.625%, 11/15/16(a)(b)(d)                             2,165         2,338,200
HEALTHSOUTH Corp.
  10.75%, 6/15/16(a)(b)                                 1,010         1,128,675
Iasis Healthcare LLC
  8.75%, 6/15/14(a)                                     1,174         1,218,025
Reynolds American, Inc.
  7.25%, 6/01/12-6/01/13(a)                             3,395         3,577,560
  7.625%, 6/01/16(a)                                    1,800         1,955,020
Select Medical Corp.
  7.625%, 2/01/15(a)                                    1,145         1,007,600
Stater Brothers Holdings
  8.125%, 6/15/12(a)                                      594           606,622
Tenet Healthcare Corp.
  7.375%, 2/01/13(a)                                    1,175         1,098,625
  9.875%, 7/01/14(a)                                      700           712,250
Universal Hospital Services, Inc.
  10.125%, 11/01/11(a)                                    744           790,500
Ventas Realty LP
  6.75%, 4/01/17(a)                                       832           854,880
Visant Corp.
  7.625%, 10/01/12(a)                                     883           905,075
                                                                 --------------
                                                                     32,007,955
Energy-2.4%
Chesapeake Energy Corp.
  6.625%, 1/15/16(a)                                      220           221,100
  6.875%, 1/15/16(a)                                      270           273,375
  7.50%, 9/15/13(a)                                       805           839,213
  7.75%, 1/15/15(a)                                     1,895         1,975,537
Compagnie Generale de Geophysique-Veritas
  7.50%, 5/15/15(a)                                        70            71,400
  7.75%, 5/15/17(a)                                       195           201,825
Complete Production Services, Inc.
  8.00%, 12/15/16(a)(b)                                   650           664,625
Grant Prideco, Inc.
  6.125%, 8/15/15(a)                                      856           834,600
Hilcorp Energy
  7.75%, 11/01/15(a)(b)                                   760           760,000
OPTI Canada, Inc.
  8.25%, 12/15/14(a)(b)                                   313           322,390
PetroHawk Energy Corp.
  9.125%, 7/15/13(a)                                      776           824,500
Pride International, Inc.
  7.375%, 7/15/14(a)                                      634           649,850


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 241


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Range Resources Corp.
  7.50%, 5/15/16(a)                                  $    940    $      965,850
Tesoro Corp.
  6.25%, 11/01/12(a)                                    1,180         1,185,900
                                                                 --------------
                                                                      9,790,165
Other Industrial-1.2%
AMSTED Industries, Inc.
  10.25%, 10/15/11(a)(b)                                  910           974,838
Central European Distribution Corp.
  8.00%, 7/25/12(a)                                       216           311,427
FastenTech, Inc.
  11.50%, 5/01/11(a)                                      560           595,000
Mueller Group, Inc.
  10.00%, 5/01/12(a)                                      556           601,870
RBS Global & Rexnord Corp.
  9.50%, 8/01/14(a)(b)                                  1,045         1,099,862
  11.75%, 8/01/16(a)(b)                                   475           515,375
Sensus Metering Systems, Inc.
  8.625%, 12/15/13(a)                                     655           661,550
                                                                 --------------
                                                                      4,759,922
Services-1.3%
Avis Budget Car Rental
  7.75%, 5/15/16(a)(b)                                  1,410         1,431,150
Horizon Lines LLC
  9.00%, 11/01/12(a)                                      434           454,615
Service Corp. International
  6.50%, 3/15/08(a)                                     1,029         1,034,145
  6.75%, 4/01/16(a)                                     1,000           997,500
  7.70%, 4/15/09(a)                                       980         1,016,750
West Corp.
  9.50%, 10/15/14(a)(b)                                   350           368,375
                                                                 --------------
                                                                      5,302,535
Technology-5.0%
Amkor Technology, Inc.
  9.25%, 6/01/16(a)                                     2,055         2,096,100
Avago Technologies Finance
  10.125%, 12/01/13(a)                                    755           807,850
Computer Associates, Inc.
  4.75%, 12/01/09(a)(b)                                   965           946,874
Flextronics International, Ltd.
  6.50%, 5/15/13(a)                                     1,418         1,403,820
Freescale Semiconductor, Inc.
  9.125%, 12/15/14(a)(b)(d)                             2,780         2,818,225
  10.125%, 12/15/16(a)(b)                                 660           675,675
Iron Mountain, Inc.
  6.625%, 1/01/16(a)                                    1,360         1,305,600
Nortel Networks Corp.
  6.875%, 9/01/23(a)                                    1,266         1,171,050
Nortel Networks, Ltd.
  10.125%, 7/15/13(a)(b)                                1,025         1,127,500


242 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
NXP BV
  8.11%, 10/15/13(a)(b)(c)                           $    750    $      766,875
  9.50%, 10/15/15(a)(b)                                   445           459,463
Seagate Technology HDD Holdings
  6.375%, 10/01/11(a)                                   2,143         2,153,715
  6.80%, 10/01/16(a)                                      953           960,147
SERENA Software, Inc.
  10.375%, 3/15/16(a)                                     875           947,188
SunGard Data Systems, Inc.
  9.125%, 8/15/13(a)                                    2,472         2,638,860
                                                                 --------------
                                                                     20,278,942
Transportation - Airlines-0.9%
AMR Corp.
  9.00%, 8/01/12(a)                                     1,675         1,771,313
Continental Airlines, Inc.
  8.75%, 12/01/11(a)                                    1,330         1,336,650
  7.875%, 7/02/18(a)                                      611           635,314
                                                                 --------------
                                                                      3,743,277
Transportation - Services-0.5%
Hertz Corp.
  10.50%, 1/01/16(a)                                      925         1,054,500
  8.875%, 1/01/14(a)                                      795           856,612
                                                                 --------------
                                                                      1,911,112
                                                                 --------------
                                                                    285,517,543
Non Corporates-4.9%
Derivative-4.9%
Racers SER
  Series 06-6-T
  5.30%, 5/01/07(a)(b)(c)                              18,550        19,671,904

Utilities-10.0%
Electric-7.0%
AES Corp.
  7.75%, 3/01/14(a)                                     2,430         2,545,425
  8.75%, 5/15/13(a)(b)                                    225           240,188
  9.00%, 5/15/15(a)(b)                                  1,080         1,156,950
Allegheny Energy Supply Co. LLC
  7.80%, 3/15/11(a)                                     1,070         1,139,550
  8.25%, 4/15/12(a)(b)                                  1,830         2,003,850
Aquila, Inc.
  14.875%, 7/01/12(a)                                   1,096         1,430,280
CMS Energy Corp.
  8.50%, 4/15/11(a)                                       835           905,975
Dynegy Holdings, Inc.
  8.375%, 5/01/16(a)                                    2,230         2,386,100
Dynegy-Roseton Danskammer
  7.67%, 11/08/16(a)                                    1,222         1,295,320
  7.27%, 11/08/10(a)                                      385           392,700


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 243


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Edison Mission Energy
  7.50%, 6/15/13(a)                                  $  1,860    $    1,943,700
  7.75%, 6/15/16(a)                                       695           736,700
NRG Energy, Inc.
  7.25%, 2/01/14(a)                                       420           428,400
  7.375%, 2/01/16-1/15/17(a)                            3,110         3,168,600
Reliant Energy, Inc.
  6.75%, 12/15/14(a)                                      898           931,675
  9.50%, 7/15/13(a)                                     1,226         1,328,677
Sierra Pacific Power Co.
  6.00%, 5/15/16(a)                                       440           450,819
Sierra Pacific Resources
  8.625%, 3/15/14(a)                                      960         1,039,621
TECO Energy, Inc.
  7.00%, 5/01/12(a)                                     1,222         1,283,100
TXU Corp.
  4.80%, 11/15/09(a)                                      125           122,674
  5.55%, 11/15/14(a)                                    2,104         1,924,384
  6.50%, 11/15/24(a)                                    1,856         1,682,080
                                                                 --------------
                                                                     28,536,768
Natural Gas-3.0%
El Paso Corp.
  7.375%, 12/15/12(a)                                   1,245         1,325,925
El Paso Production Holding Co.
  7.75%, 6/01/13(a)                                     1,575         1,645,875
Northwest Pipeline Corp.
  8.125%, 3/01/10(a)                                      974         1,010,525
Regency Energy Partners LP
  8.375%, 12/15/13(a)(b)                                1,675         1,712,688
Southern Natural Gas Co.
  8.875%, 3/15/10(a)                                      967         1,009,915
The Williams Cos., Inc.
  7.875%, 9/01/21(a)                                    2,214         2,424,330
  7.625%, 7/15/19(a)                                    2,649         2,874,165
                                                                 --------------
                                                                     12,003,423
                                                                 --------------
                                                                     40,540,191
Total Corporates - Non-Investment Grade
  (cost $362,291,625)                                               370,404,861

CORPORATES-INVESTMENT GRADE-4.4%
Financial Institutions-0.3%
Insurance-0.3%
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                                    950           955,404


244 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Industrial-4.1%
Basic Industry-1.5%
International Steel Group, Inc.
  6.50%, 4/15/14(a)                                  $  2,766    $    2,869,725
Ispat Inland ULC
  9.75%, 4/01/14(a)                                     1,360         1,530,536
Tennessee Gas Pipeline Co.
  7.00%, 10/15/28(a)                                    1,315         1,439,043
                                                                 --------------
                                                                      5,839,304
Communications - Media-0.5%
Rogers Cable, Inc.
  6.75%, 3/15/15(a)                                     1,847         1,934,733

Communications - Telecommunications-1.6%
Mobifon Holdings BV
  12.50%, 7/31/10(a)                                    2,559         2,786,111
Rogers Wireless Communications, Inc.
  7.25%, 12/15/12(a)                                    1,346         1,445,268
  7.50%, 3/15/15(a)                                     2,175         2,387,062
                                                                 --------------
                                                                      6,618,441
Consumer Cyclical - Other-0.2%
D.R. Horton, Inc.
  4.875%, 1/15/10(a)                                      250           246,469
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12(a)                                      539           581,355
                                                                 --------------
                                                                        827,824
Energy-0.2%
Kerr-Mcgee Corp.
  6.875%, 9/15/11(a)                                      894           949,636

Technology-0.1%
Xerox Corp.
  6.40%, 3/15/16(a)                                       535           554,753
                                                                 --------------
                                                                     16,724,691
Total Corporates - Investment Grade
  (cost $17,498,176)                                                 17,680,095

EMERGING MARKETS - NON-INVESTMENT
  GRADE-0.8%
Industrial-0.8%
Communications - Telecommunication-0.4%
Kyivstar
  10.375%, 8/17/09(a)(b)                                1,467         1,586,194

Consumer Cyclical - Other-0.2%
Royal Caribbean Cruises, Ltd.
  8.75%, 2/02/11(a)                                       846           930,756


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 245


                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Non-Cyclical-0.2%
Foodcorp, Ltd.
  8.875%, 6/15/12(a)                              EUR     628    $      889,238

Total Emerging Markets - Non-Investment Grade
  (cost $3,307,643)                                                   3,406,188

PREFERRED STOCK-0.2%
Financial Institutions-0.2%
Real Estate Investment Trust-0.2%
Sovereign REIT 12.00%(a)(b)
  (cost $904,800)                                    $    624           965,250

COMMON STOCKS-0.0%
Phase Metrics(a)(g)-%
  (cost $904)                                          90,400               904

SHORT-TERM INVESTMENT-1.8%
INVESTMENT COMPANIES-1.8%
AllianceBernstein Fixed Income Shares, Inc.-
  Government STIF Portfolio(h)                      7,316,585         7,316,585

Total Investments-98.6%
  (cost $391,319,733)                                               399,773,883
Other assets less liabilities-1.4%                                    5,625,493

Net Assets-100%                                                  $  405,399,376


(a) Positions, or portion thereof, with an aggregate market value of $391,688,830 have been segregated to collateralize open forward currency exchange contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $105,816,678 or 26.1% of net assets.

(c)  Variable rate coupon, rate shown as of February 28, 2007.

(d)  Pay-In-Kind Payments (PIK).

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)  Security is in default and is non-income producing.

(g)  Non-income producing security.

(h)  Investment in affiliated money market mutual fund.


246 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and AllianceBernstein Retirement Strategies (the "Strategy" or "Strategies"), in respect of AllianceBernstein Blended Style Series, Inc. (the "Fund")**, an open-end investment company, prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser.

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Each Strategy contemplates a retirement date for its shareholders and pursues its investment objective through investing in a combination of portfolios of AllianceBernstein Pooling Portfolios ("Pooling Portfolios") that represent a variety of asset classes and investment styles***. Each Strategy will be managed to the specific year of planned retirement included in its name. Each Strategy's asset mix will become more conservative each year until reaching the year approximately fifteen years after such retirement date at which time the asset allocation mix will become static.

The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed approval of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.


* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

** It is anticipated that the AllianceBernstein 2000 Retirement Strategy and AllianceBernstein Blended Style Series, Inc. will commence operations in September 2005.

*** The AllianceBernstein Pooling Portfolios will be comprised of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Small-Mid Cap Growth Portfolio.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 247


2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from providing such services.

5.  Possible economies of scale as the Strategies grow larger.

6. Nature and quality of the Adviser's services, including the performance of the Strategies.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that each Strategy pay an advisory fee correlated to the percentage of equity investments held by the Strategy discounted by a percentage dependent on the asset level of the Strategy as indicated below:

% Invested in Equity Investments*                              Advisory Fee
-------------------------------------------------------------------------------
Equal to or less than 60%                                       .55 of 1%
Greater than 60% and less than 80%                              .60 of 1%
Equal to or greater than 80%                                    .65 of 1%


Net Asset Level                                                  Discount
-------------------------------------------------------------------------------
Assets equal to or less than $2.5 billion                          n/a
Assets greater than $2.5 billion and less than $5 billion       .10 of 1%
Assets greater than $5 billion                                  .15 of 1%

For example, a Strategy that invests less than 60% of its net assets in equities will pay .55 of 1% for its first $2.5 billion in net assets, .45 of 1% for its net assets greater than $2.5 billion and equal to or less than $5 billion and .40 of 1% for its net assets in excess of $5 billion.

The proposed advisory fee to be charged by the Adviser for each Strategy's first $2.5 billion in net assets based on the aforesaid fee schedule is as follows:

                                                              Basis Points:
-------------------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy                         55
AllianceBernstein 2005 Retirement Strategy                         55
AllianceBernstein 2010 Retirement Strategy                         60
AllianceBernstein 2015 Retirement Strategy                         60
AllianceBernstein 2020 Retirement Strategy                         65
AllianceBernstein 2025 Retirement Strategy                         65
AllianceBernstein 2030 Retirement Strategy                         65
AllianceBernstein 2035 Retirement Strategy                         65
AllianceBernstein 2040 Retirement Strategy                         65
AllianceBernstein 2045 Retirement Strategy                         65


* For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the AllianceBernstein Global Real Estate Investment Portfolio will be considered to be invested in equity investments.


248 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


The fee charged by the Adviser at the Strategy level is the entire management fee since there are no fees charged for managing the various Pooling Portfolios in which each Strategy will invest.

The Adviser has agreed to waive a portion of its management fees and/or reimburse each Strategy for that portion of its total operating expenses to the degree necessary to limit the Strategy's expense ratio to the level set forth below for that Strategy's current fiscal year. This waiver agreement is terminable by the Adviser at the end of each Strategy's fiscal year upon at least 60 days written notice.

Portfolio                                               Expense Ratio Caps
-------------------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy        Class A     120 basis points
AllianceBernstein 2005 Retirement Strategy        Class B     190 basis points
                                                  Class C     190 basis points
                                                  Advisor      90 basis points
                                                  Class R     140 basis points
                                                  Class K     115 basis points
                                                  Class I      90 basis points

AllianceBernstein 2010 Retirement Strategy        Class A     135 basis points
AllianceBernstein 2015 Retirement Strategy        Class B     205 basis points
                                                  Class C     205 basis points
                                                  Advisor     105 basis points
                                                  Class R     155 basis points
                                                  Class K     130 basis points
                                                  Class I     105 basis points

AllianceBernstein 2020 Retirement Strategy        Class A     150 basis points
AllianceBernstein 2025 Retirement Strategy        Class B     220 basis points
AllianceBernstein 2030 Retirement Strategy        Class C     220 basis points
AllianceBernstein 2035 Retirement Strategy        Advisor     120 basis points
AllianceBernstein 2040 Retirement Strategy        Class R     170 basis points
AllianceBernstein 2045 Retirement Strategy        Class K     145 basis points
                                                  Class I     120 basis points

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Strategies' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Strategies to the Adviser. Managing the cash


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 249


flow of an investment company may be more difficult than for other accounts, particularly if a Strategy is in net redemptions, as the Adviser is forced to sell securities of the Pooling Portfolios to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fee schedule of the institutional accounts in the same asset classes as the Pooling Portfolios:

                                             ADV Institutional Account
Pooling Portfolio                                Asset. Class / Fee
-------------------------------------------------------------------------------
AllianceBernstein U.S. Value         0.650%    on the first $25 million
Portfolio                            0.500%    on the first $25 million
                                     0.400%    on the first $50 million
                                     0.300%    on the first $100 million
                                     0.250%    on the balance over 200 million

AllianceBernstein U.S. Large Cap     0.800%    on the first $25 million
Growth Portfolio                     0.500%    on the next $25 million
                                     0.400%    on the next $50 million
                                     0.300%    on the next $100 million
                                     0.250%    on the balance over 200 million

AllianceBernstein Global Real        0.700%    on the first $25 million
Estate Investment Portfolio          0.600%    on the first $25 million
                                     0.500%    on the first $25 million
                                               negotiable on balance over
                                               75 million

AllianceBernstein International      0.800%    on the first $25 million
Value Portfolio                      0.600%    on the next $25 million
                                     0.500%    on the next $50 million
                                     0.400%    on the balance over 100 million

AllianceBernstein International      0.800%    on the first $25 million
Growth Portfolio                     0.600%    on the next $25 million
                                     0.500%    on the next $50 million
                                     0.400%    on the balance over 100 million

AllianceBernstein Small-Mid Cap      0.950%    on the first $25 million
Value Portfolio                      0.750%    on the next $25 million
                                     0.650%    on the next $50 million
                                     0.550%    on the balance 100 million

AllianceBernstein Small-Mid Cap      1.000%    on the first $50 million
Growth Portfolio                     0.850%    on the next $50 million
                                     0.750%    on the balance over 100 million


250 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                             ADV Institutional Account
Pooling Portfolio                                Asset. Class / Fee
-------------------------------------------------------------------------------
AllianceBernstein Short Duration     0.400%    on the first $20 million
Bond Portfolio                       0.250%    on the next $80 million
                                     0.200%    on the next $100 million
                                     0.150%    on the balance over 200 million

AllianceBernstein Inflation          0.200%    on the next $10 million
Protected Securities Portfolio       0.150%    on the next $80 million
                                     0.100%    on the balance over 90 million

AllianceBernstein High Yield         0.650%    on the first $20 million
Portfolio                            0.500%    on the next $20 million
                                     0.400%    on the next $20 million
                                     0.350%    on the balance over 60 million

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fees for offshore mutual funds with similar investment styles as the Strategies:

Asset Class                                                        Fee
-------------------------------------------------------------------------------
Equity Value                                                      .80%
Emerging Markets Value                                            .98%
Equity Blend                                                      .80%
Equity Growth                                                     .80%
Emerging Markets Growth                                          1.00%
Global Growth                                                    1.00%
Real Estate                                                       .95%
International Healthcare                                         1.00%
Fixed Income                                                      .65%

The offshore Global Wealth Strategies are charged a combined fee which includes investment advisory and distribution related fees. None of these off-shore funds have breakpoints in the advisory fee schedule. The following table shows the combined fee schedule for the Class A shares of these funds:

Fund                                                              Fee
-------------------------------------------------------------------------------
Global Equity Blend                                              1.70%
Global Balanced                                                  1.50%
Global Conservative                                              1.25%

The Adviser also provides sub-advisory services to certain other investment companies managed by other fund families. Set forth below are the names and fee



ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 251


schedules of the funds sub-advised by the Adviser that have the same investment styles as the Pooling Portfolios:


Pooling Portfolio           Sub-advised Fund                      Fee Schedule
------------------------------------------------------------------------------------------------
AllianceBernstein U.S.     American Skandia         0.40%
Large Cap Growth           AST Alliance Growth

AllianceBernstein U.S.     Prudential SP Large      0.60% on first $500M
Large Cap Growth           Cap Growth               0.50% thereafter

AllianceBernstein U.S.     AXA Financial            0.50% of the General Equity/High Yield
Value Portfolio            EQ/Bernstein             Portfolios' average daily net assets up to
                           Diversified Value        and including $1 billion; 0.40% of the
                                                    General Equity/High Yield Portfolios'
                                                    average daily net assets over $1 billion up
                                                    to and including $2 billion; 0.30% of the
                                                    General Equity/High Yield Portfolios'
                                                    average daily net assets over $2 billion up
                                                    to and including $3 billion; and 0.20% of
                                                    the General Equity/High Yield Portfolios'
                                                    average daily net assets over $3 billion.

AllianceBernstein High     AXA Financial            Same As AXA Financial
Yield Portfolio            AXA Premier VIP          EQ/Bernstein Diversified Value
                           High Yield

AllianceBernstein U.S.     SunAmerica               0.35% on first $50M
Large Cap Growth           Premier Growth           0.30% next $100M
                                                    0.25% thereafter

AllianceBernstein U.S.     MassMutual               0.40% on the first $300M
Large Cap Growth           Large-Cap Growth         0.37% on the next $300M
                                                    0.35% on the next $300M
                                                    0.32% on the next $600M
                                                    0.25% over $1.5B

AllianceBernstein          Phoenix Mid-Cap          0.80%
Small-Mid Cap              Value Series
Growth Portfolio


252 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the proposed fees of the Strategies with fees charged to other investment companies for similar services by other investment advisers:

                                                     Proposed       Lipper
Name of Strategy                                        Fee         Median
-------------------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy              55           .55
AllianceBernstein 2005 Retirement Strategy              55          .522
AllianceBernstein 2010 Retirement Strategy              60          .600
AllianceBernstein 2015 Retirement Strategy              60          .553
AllianceBernstein 2020 Retirement Strategy              65          .553
AllianceBernstein 2025 Retirement Strategy              65          .614
AllianceBernstein 2030 Retirement Strategy              65          .650
AllianceBernstein 2035 Retirement Strategy              65          .575
AllianceBernstein 2040 Retirement Strategy              65          .575
AllianceBernstein 2045 Retirement Strategy              65          .584

Lipper also analyzed the estimated expense ratio of each Strategy in comparison to its Lipper Expense Group*. Lipper describes a Lipper Expense Group as a representative sample of comparable funds. The Lipper analysis reflects the Adviser's agreement to waive its fees and reimburse expenses in order to cap the Strategies' expenses, which is contractually in place for only the current fiscal year. The results of that analysis are set forth below:

                                               Estimated                Lipper
                                                Expense      Lipper      Group
Name of Strategy                                 Ratio       Median      Rank
-------------------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy       1.169       1.605        6/8
AllianceBernstein 2005 Retirement Strategy       1.170       1.419        7/9
AllianceBernstein 2010 Retirement Strategy       1.219       1.419        7/9
AllianceBernstein 2015 Retirement Strategy       1.219       1.636      10/14
AllianceBernstein 2020 Retirement Strategy       1.267       1.482        7/9
AllianceBernstein 2025 Retirement Strategy       1.266       1.840       8/13
AllianceBernstein 2030 Retirement Strategy       1.262       1.581       7/19
AllianceBernstein 2035 Retirement Strategy       1.262       1.476      10/13
AllianceBernstein 2040 Retirement Strategy       1.262       1.262        7/8
AllianceBernstein 2045 Retirement Strategy       1.262       1.370        6/7

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

See Section IV for discussion.


* Lipper uses the following criteria in screening funds to be included in the Retirement Strategy's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 253


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

Because neither the Strategies nor the Pooling Portfolios has commenced operations, the Adviser is unable to provide historic profitability information in regards to the services it will provide for the Strategies.

Future anticipated profits will include the Adviser's direct profits from managing the Strategies* pursuant to the investment advisory agreement and other non-advisory fees from affiliates that provide transfer agency and distribution related services. Non-advisory fees include transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services to certain of the Pooling Portfolios. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Strategies' principal underwriter. ABIRM and the Adviser may make payments** from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of each Strategy. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, ABIRM anticipates that ABIRM will pay approximately .04% of average monthly assets of each Strategy for such purposes.

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

Certain of the Pooling Portfolios will likely effect brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein LLC ("SCB"), and pay commissions during the Strategies' fiscal year.


* It should be noted that the Pooling Portfolios will charge no management fees.

** The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


254 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule for the Strategies reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent each Strategy's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE STRATEGIES.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Strategies and the Pooling Portfolios in which the Strategies will invest and provide non-investment services (described in Section II) to the Strategies.

As noted previously, neither the Strategies nor the Pooling Portfolios in which the Strategies will invest has commenced operations. Accordingly, there is no historic performance information for the Strategies or the Pooling Portfolios. However, the Adviser manages other funds of similar classes to the Pooling


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 255


Portfolios, which Lipper uses as a basis to evaluate the Adviser's performance for the period ended March 31, 2005:

                                      Return          Return          Return
                                   Performance %   Performance %   Performance %
                                   Above Median    Above Median    Above Median
AB Funds Style*          # Funds      1 year          3 year          5 year
-------------------------------------------------------------------------------
US Growth                   4            0%             75%             75%
US Value                    4            0%             75%            100%
US Core/Blend               1            0%             n/a             n/a
Specialty Equity            4          100%             75%             50%
International Equity**      5           80%             75%             33%
Global Equity               2          100%            100%             n/a

* Excludes funds with inception dates less than 1 year and all institutional funds.

** Excludes AllianceBernstein All Asia Fund, AllianceBernstein New Europe Fund and AllianceBernstein Tax-Managed International Blend Fund because they are no longer in operation.


                                      Return          Return          Return
                                   Performance %   Performance %   Performance %
                                   Above Median    Above Median    Above Median
AB Funds Style           # Funds      1 year          3 year          5 year
-------------------------------------------------------------------------------
Multi-Asset Funds***        4          100%            100%            100%

*** Excludes the following funds: AllianceBernstein Tax-Managed Wealth Preservation Strategy, AllianceBernstein Tax Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy since these funds have been operating with their current investment strategies for a very short period of time.


                                      Return          Return          Return
                                   Performance %   Performance %   Performance %
                                   Above Median    Above Median    Above Median
AB Funds Style           # Funds      1 year          3 year          5 year
-------------------------------------------------------------------------------
Taxable Fixed Income        4            0%             33%             25%
--Sector Funds

Taxable Fixed Income        5           40%             40%             60%
--Multi Sector Funds


256 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Lipper also compared the historical performance returns of existing funds or team composites of similar asset classes as the Pooling Portfolios to appropriate benchmark indices*:

                                                        Performance Return
                                                          for the Period
                            Existing Fund or           Ended March 31, 2005
Pooling Portfolio            Team Composite          Fund/Composite       Index
-------------------------------------------------------------------------------
AllianceBernstein        AllianceBernstein         1 year        8.98      9.96
U.S. Value Portfolio     Trust Value               3 years       6.34      5.73
                                                   Inception     7.15      5.73

AllianceBernstein U.S.   AllianceBernstein Large   1 year        0.00      1.18
Large Cap Growth         Cap Growth                3 years      -3.65     -1.16
Portfolio                                          5 years      -13.7    -10.17
                                                   10 years      8.03      7.37
                                                   Inception     8.23      7.90

AllianceBernstein        AllianceBernstein         1 year        9.91     10.10
Global Real Estate       Real Estate               3 years      17.99     17.92
Investment Portfolio                               5 years      18.97     19.30
                                                   Inception    12.21     12.97

AllianceBernstein        AllianceBernstein         1 year       20.28     16.03
International Value      International Value       3 years      18.03     13.52
Portfolio                                          Inception    14.92      9.25

AllianceBernstein        International Large       1 year       12.99     11.06
International Growth     Growth Composite          3 years       8.92      8.83
Portfolio                                          5 years      -3.46     -6.21
                                                   10 years      6.36      3.10
                                                   Inception     7.13      4.28

AllianceBernstein        AllianceBernstein Trust   1 year       11.91     12.82
Small-Mid Cap Value      Small-Mid Cap             3 years      11.83     10.25
Portfolio                                          Inception    16.52     12.44

AllianceBernstein        Small / Mid Growth        1 year        6.03      3.91
Small-Mid Cap            Composite                 3 years       3.84      5.43
Growth Portfolio                                   Inception    -5.29     -4.37


* The "index" used for comparison purposes are as indicated: AllianceBernstein Trust Value Fund / Lipper Multi Cap Value Average, AllianceBernstein Large Cap Growth Fund / Lipper Large Cap Growth Funds Average, AllianceBernstein Real Estate Fund / Lipper Real Estate Funds Average, AllianceBernstein International Value Fund / Lipper International Multi Cap Value Average, International Large Growth Composite (net of 39 basis points) / MSCI EAFE Growth, AllianceBernstein Trust Small / Mid Cap Value Fund / Lipper Mid Cap Value Average, Small / Mid Cap Growth Composite (net of 54 basis points) / Russell 2500 Growth, SCB Short Duration Plus Fund / Lipper Short Investment Grade Debt Funds Average, AllianceBernstein Quality Bond Fund / Lipper International Investment Grade Debt Funds Average, TIPS Composite (net of 20 basis points) / Lehman 1-10 year TIPS index, AllianceBernstein High Yield / Lipper High Current Yield Funds Average.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 257


                                                          Performance Return
                                                            for the Period
                              Existing Fund or           Ended March 31, 2005
Pooling Portfolio              Team Composite         Fund/Composite      Index
-------------------------------------------------------------------------------
AllianceBernstein         SCB Short Duration Plus   1 year      -0.21      0.24
Short Duration Bond                                 3 years      2.84      2.86
Portfolio                                           5 years      4.41      4.30
                                                    10 years     5.02      5.05
                                                    Inception    5.88      6.00

AllianceBernstein         AllianceBernstein         1 year       0.53      0.81
Intermediate Duration     Quality Bond Fund         3 years      4.94      5.43
Bond Portfolio                                      5 years      6.02      6.38
                                                    Inception    5.91      6.11

AllianceBernstein         TIPS Composite            1 year       1.59      1.85
Inflation Protected                                 3 years      8.27      8.58
Securities Portfolio                                5 years      8.32      8.59
                                                    Inception    7.99      8.23

AllianceBernstein         AllianceBernstein         1 year       5.28      6.30
High Yield Portfolio      High Yield                3 years      8.40      9.59
                                                    5 years      2.84      5.09
                                                    Inception    3.57      4.63

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


258 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 259


NOTES


260 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


RS-00-45-0152-0207



-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Blended Style Funds

U.S. Large Cap Portfolio


Semi-Annual Report

February 28, 2007


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




April 23, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio (the "Fund") for the semi-annual reporting period ended February 28, 2007. The Fund invests in the AllianceBernstein Pooling Portfolios and the Pooling Portfolios' investment adviser is AllianceBernstein L.P.

Investment Objective and Policies

The Fund's investment objective is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in two portfolios, the AllianceBernstein U.S. Value Portfolio and the AllianceBernstein U.S. Large Cap Growth Portfolio, of the AllianceBernstein Pooling Portfolios, representing growth and value equity investment styles (the "Underlying Portfolios"). Under normal circumstances, the Fund will invest at least 80% of its net assets in Underlying Portfolios that invest in large capitalization companies. By investing in the Underlying Portfolios, the Adviser efficiently diversifies the Fund between growth and value styles. Normally, approximately 50% of the value of the Fund's investments in the Underlying Portfolios will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, the Adviser will rebalance the investments in the Underlying Portfolios as necessary to maintain this targeted allocation.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended February 28, 2007.

The Fund underperformed its benchmark for both the six- and 12-month periods ended February 28, 2007. While the value portion of the portfolio outperformed the index during both periods, the growth portion of the portfolio underperformed, resulting in total Fund returns that lagged the Index.

Both sector and security selection contributed to the Fund's underperformance. For the six-month period under review, security selection in the health care sector detracted most from Fund performance. An overweight position and unfavorable stock selection in the technology sector within the growth portion of the Fund also contributed to lagging relative performance.

For the 12-month period, technology and health care were the weakest performing sectors in the Index, and Fund holdings in both sectors further diminished relative performance. An overweight in technology and stock selections within this sector contributed most to the Fund's relative underperformance; health care stock selection also detracted from Fund performance. For both periods under review, strong stock selection within the industrial, consumer discretionary and financial services sectors contributed favorably to performance.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 1


Market Review and Investment Strategy

While equity valuations, as measured by price/earnings ratios, appear to be in line with long-term averages, the spread between those stocks with the highest and lowest valuations is unusually compressed. Narrow valuation spreads suggest that investors expect the high, widespread corporate profitability across almost every industry sector to continue. Consequently, investors have little reason to pay the usual premium valuations for stocks with stable, superior, long-term earnings growth potential when they are getting above-average earnings growth from companies in cyclical industries such as energy and transportation, which benefit from strong global economic growth.

Both the Fund's Blend Investment Policy Team's growth and value managers see the compressed valuation spreads as a market pricing anomaly that is unlikely to continue indefinitely. For the value managers, this pricing anomaly has reduced the value opportunity to well below the historical average, and they have reduced their risk-taking accordingly. By contrast, the growth managers have taken advantage of this pricing anomaly to own high-growth companies that are priced at levels that understate their growth prospects.


2 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Stock Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Because the Fund allocates its investments between "growth" and "value" stocks, an investment in the Fund is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Fund had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE FUND VS. ITS BENCHMARK                        -----------------------------
PERIODS ENDED FEBRUARY 28, 2007                      6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein Blended Style Funds
U.S. Large Cap Portfolio
   Class A                                             7.30%          5.94%
   Class B                                             6.87%          5.16%
   Class C                                             6.87%          5.08%
   Advisor Class*                                      7.38%          6.12%
   Class R*                                            7.22%          5.70%
   Class K*                                            7.35%          5.92%
   Class I*                                            7.45%          6.26%
   S&P 500 Stock Index                                 8.93%         11.96%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007

--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                              5.94%          1.43%
Since Inception*                    9.83%          8.81%

Class B Shares
1 Year                              5.16%          1.19%
Since Inception*                    9.06%          9.06%

Class C Shares
1 Year                              5.08%          4.09%
Since Inception*                    9.06%          9.06%

Advisor Class Shares+
1 Year                              6.12%          6.12%
Since Inception*                   10.17%         10.17%

Class R Shares+
1 Year                              5.70%          5.70%
Since Inception*                    7.48%          7.48%

Class K Shares+
1 Year                              5.92%          5.92%
Since Inception*                    9.92%          9.92%

Class I Shares+
1 Year                              6.26%          6.26%
Since Inception*                   10.26%         10.26%


* Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             2.49%
Since Inception*                                   8.97%

Class B Shares
1 Year                                             2.29%
Since Inception*                                   9.21%

Class C Shares
1 Year                                             5.37%
Since Inception*                                   9.23%

Advisor Class Shares+
1 Year                                             7.36%
Since Inception*                                  10.32%

Class R Shares+
1 Year                                             6.89%
Since Inception*                                   7.74%

Class K Shares+
1 Year                                             7.17%
Since Inception*                                  10.28%

Class I Shares+
1 Year                                             7.43%
Since Inception*                                  10.60%


* Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                         Beginning                            Ending
                       Account Value                       Account Value                    Expenses Paid
                     September 1, 2006                  February 28, 2007                   During Period*
            ------------------------------   -------------------------------   ---------------------------
                Actual        Hypothetical         Actual        Hypothetical**        Actual       Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A         $1,000          $1,000           $1,072.97        $1,018.40            $ 6.63          $ 6.46
Class B         $1,000          $1,000           $1,068.65        $1,014.78            $10.36          $10.09
Class C         $1,000          $1,000           $1,068.65        $1,014.88            $10.26          $ 9.99
Advisor
Class           $1,000          $1,000           $1,073.83        $1,019.98            $ 4.99          $ 4.86
Class R         $1,000          $1,000           $1,072.22        $1,017.55            $ 7.50          $ 7.30
Class K         $1,000          $1,000           $1,073.49        $1,018.79            $ 6.22          $ 6.06
Class I         $1,000          $1,000           $1,074.51        $1,020.38            $ 4.58          $ 4.46

* Expenses are equal to the classes' annualized expense ratios of 1.29%, 2.02%, 2.00%, 0.97% 1.46%, 1.21% and 0.89%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

* Expenses of the underlying portfolios in which the Fund invests are not included herein.

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 7


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $184.5


HOLDINGS BREAKDOWN*
[ ]  49.8%   AllianceBernstein U.S. Large              [PIE CHART OMITTED]
             Cap Growth Portfolio
[ ]  50.2%   AllianceBernstein U.S. Value
             Portfolio


* All data are as of February 28, 2007. The Fund's holdings breakdown is expressed as a per-centage of total investments and may vary over time. The Fund invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Fund's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 32-43.


8 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


STATEMENT OF NET ASSETS
February 28, 2007 (unaudited)

Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Value Portfolio (shares of
    7,623,891)                                                    $  92,858,992
  AllianceBernstein U.S. Large Cap Growth Portfolio
    (shares of 7,943,974)                                            92,150,099
    Total investments (cost $147,091,071)                           185,009,091
Receivable for capital stock sold                                       571,744
Receivable for investments sold                                         323,827
Total assets                                                        185,904,662

Liabilities
Payable for capital stock redeemed                                    1,148,526
Advisory fee payable                                                     95,600
Distribution fee payable                                                 76,718
Transfer Agent fee payable                                                7,479
Accrued expenses                                                         90,843
Total liabilities                                                     1,419,166
Net Assets                                                        $ 184,485,496

Composition of Net Assets
Capital stock, at par                                             $      13,836
Additional paid-in capital                                          142,326,923
Accumulated net investment loss                                        (280,101)
Accumulated net realized gain on investment transactions              4,506,818
Net unrealized appreciation of investments                           37,918,020
                                                                  $ 184,485,496


Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                         Shares         Net Asset
Class               Net Assets        Outstanding         Value
-----------------------------------------------------------------------
A                 $ 51,768,914         3,835,609         $ 13.50*
B                 $ 47,742,088         3,661,094         $ 13.04
C                 $ 32,022,050         2,454,753         $ 13.04
Advisor           $ 52,548,029         3,854,278         $ 13.63
R                 $     49,521             3,705         $ 13.37
K                 $     11,081               821         $ 13.50
I                 $    343,813            25,394         $ 13.54


* The maximum offering price per share for Class A shares was $14.10 which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 9


STATEMENT OF OPERATIONS
Six Months Ended February 28, 2007 (unaudited)

Investment Income
Income distributions from Underlying Portfolios                    $  1,077,261

Expenses
Advisory fee                                        $  522,673
Distribution fee--Class A                               78,962
Distribution fee--Class B                              254,027
Distribution fee--Class C                              166,896
Distribution fee--Class R                                   98
Distribution fee--Class K                                   14
Transfer agency--Class A                                36,310
Transfer agency--Class B                                41,852
Transfer agency--Class C                                24,620
Transfer agency--Advisor Class                          15,097
Transfer agency--Class R                                    21
Transfer agency--Class K                                     5
Transfer agency--Class I                                    61
Printing                                                45,671
Registration                                            43,188
Administrative                                          42,000
Custodian                                               31,557
Audit                                                   19,307
Directors' fees                                         16,700
Legal                                                    4,886
Miscellaneous                                            3,200
Total expenses                                       1,347,145
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                          (42,000)
Less: expense offset arrangement
  (see Note B)                                          (3,599)
Net expenses                                                          1,301,546
Net investment loss                                                    (224,285)

Realized and Unrealized Gain
on Investment Transactions
Net realized gain on sale of Underlying
  Portfolio shares                                                    3,930,975
Net realized gain distributions from
  Underlying Portfolios                                               2,507,402
Net change in unrealized appreciation/
  depreciation of investments in
  Underlying Portfolios                                               3,792,999
Net gain on investment transactions                                  10,231,376

Net Increase in Net Assets from Operations                         $ 10,007,091


See notes to financial statements.


10 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months
                                                     Ended
                                                  February 28,     Year Ended
                                                      2007         August 31,
                                                  (unaudited)         2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                             $     (224,285)  $     (855,569)
Net realized gain on sale of Underlying
  Portfolio shares                                   3,930,975        7,161,672
Net realized gain distributions from
  Underlying Portfolios                              2,507,402          830,461
Net change in unrealized
  appreciation/depreciation of
  investments in Underlying Portfolios               3,792,999        4,418,707
Net increase in net assets from
  operations                                        10,007,091       11,555,271

Dividends and Distributions
to Shareholders from
Net investment income
  Class A                                               (7,475)              -0-
  Advisor Class                                        (43,252)              -0-
  Class R                                                  (82)              -0-
  Class K                                                   (7)              -0-
  Class I                                               (1,199)              -0-
Net realized gain on investment
  transactions
  Class A                                           (2,949,114)      (2,232,611)
  Class B                                           (2,881,341)      (2,669,669)
  Class C                                           (1,924,664)      (1,492,820)
  Advisor Class                                       (758,347)        (514,822)
  Class R                                               (2,494)            (461)
  Class K                                                 (647)            (446)
  Class I                                              (16,315)            (446)

Capital Stock Transactions
Net increase (decrease)                             34,318,287      (22,870,409)
Total increase (decrease)                           35,740,441      (18,226,413)

Net Assets
Beginning of period                                148,745,055      166,971,468
End of period, (including accumulated
  net investment loss of ($280,101)
  and ($3,801), respectively)                   $  184,485,496   $  148,745,055


See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 11


NOTES TO FINANCIAL STATEMENTS
February 28, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Blended Style Series, Inc. (the "Company") was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Company operates as a series company currently comprised of the U.S. Large Cap Portfolio (the "Fund"), the Global Blend Portfolio and the ten portfolios of the AllianceBernstein Retirement Strategies (the "Funds"). Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the U.S. Large Cap Portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund invests primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the "Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the "Adviser"). On May 20, 2005 the Fund acquired shares in the Underlying Portfolios through a tax-free exchange of Fund investment securities at cost for shares of beneficial interest of the Underlying Portfolios. The transfer had no impact on the Fund's net assets. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.


12 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .95% of the first $5 billion, .90% of the excess over $5 billion up to $7.5 billion, .85% of the excess over $7.5 billion up to $10 billion and .80% of the excess over $10 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 13


The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis to 1.65% of average daily net assets for Class A shares, 2.35% of average daily net assets for Class B and Class C shares, 1.35% of average daily net assets for Advisor Class shares, 1.85% of average daily net assets for Class R shares, 1.60% of average daily net assets for Class K shares and 1.35% of average daily net assets for Class I shares. For the six months ended February 28, 2007, there were no Advisory fees waived by the Adviser.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. The Adviser agreed to waive its fees for such services. Such waivers amounted to $42,000 for the six months ended February 28, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $55,428 for the six months ended February 28, 2007.

For the six months ended February 28, 2007, the Fund's expenses were reduced by $3,599, under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc., (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,959 from the sale of Class A shares and received $1,028, $36,384 and $1,783 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended February 28, 2007.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distrib-


14 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


ution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,142,997, $948,487, $2,487 and $397 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios, aggregated $42,157,294 and $14,265,403, respectively, for the six months ended February 28, 2007.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                      $ 37,918,020
Gross unrealized depreciation                                                -0-
Net unrealized appreciation                                        $ 37,918,020

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
                      (unaudited)      2006        (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class A
Shares sold              253,375       692,441    $  3,505,517    $  9,257,642
Shares issued in
  reinvestment of
  dividends and
  distributions          197,416       155,495       2,698,672       2,074,313
Shares converted
  from Class B            71,432       104,854         981,375       1,396,032
Shares redeemed         (532,379)   (1,417,055)     (7,361,059)    (18,827,144)
Net decrease             (10,156)     (464,265)   $   (175,495)   $ (6,099,157)


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 15


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
                      (unaudited)      2006        (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class B
Shares sold              107,000       275,493    $  1,433,746    $  3,585,004
Shares issued in
  reinvestment of
  distributions          173,154       161,668       2,290,830       2,106,538
Shares converted
  to Class A             (73,879)     (107,026)       (981,375)     (1,396,032)
Shares redeemed         (563,151)   (1,447,073)     (7,578,622)    (18,764,363)
Net decrease            (356,876)   (1,116,938)   $ (4,835,421)   $(14,468,853)

Class C
Shares sold              130,047       276,270    $  1,738,204    $  3,595,924
Shares issued in
  reinvestment of
  distributions           93,499        73,827       1,236,991         961,964
Shares redeemed         (313,257)     (720,583)     (4,205,189)     (9,295,784)
Net decrease             (89,711)     (370,486)   $ (1,229,994)   $ (4,737,896)

Advisor Class
Shares sold            3,051,581       518,884    $ 42,123,587    $  6,912,463
Shares issued in
  reinvestment of
  dividends and
  distributions           49,716        30,272         686,077         407,462
Shares redeemed         (168,950)     (376,920)     (2,351,577)     (5,147,911)
Net increase           2,932,347       172,236    $ 40,458,087    $  2,172,014

Class R
Shares sold                2,562           182    $     34,905    $      2,356
Shares issued in
  reinvestment of
  dividends and
  distributions              141             1           1,909              16
Shares redeemed              (16)           -0-           (217)             -0-
Net increase               2,687           183    $     36,597    $      2,372

Class K
Shares sold                   -0-           -0-             -0-             -0-
Shares issued in
  reinvestment of
  dividends and
  distributions               -0-(a)         1               3               2
Net increase                  -0-            1    $          3    $          2


16 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months                   Six Months
                          Ended        Year           Ended           Year
                      February 28,     Ended       February 28,       Ended
                          2007       August 31,        2007         August 31,
                      (unaudited)      2006        (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class I
Shares sold                3,438        20,669    $     47,000    $    272,000
Shares issued in
  reinvestment of
  dividends and
  distributions            1,278             1          17,510               2
Shares redeemed               -0-         (812)             -0-        (10,893)
Net increase               4,716        19,858    $     64,510    $    261,109


(a)  Share amount is less than one full share.


NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk--An Underlying Portfolio's investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2007.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 17


NOTE H

Distributions to Shareholders

The tax character of distributions for the year ended August 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended August 31, 2006, and the periods October 1, 2004 to August 31, 2005 and July 1, 2004 to September 30, 2004 were as follows:

                                Year Ended     October 1, 2004   July 1, 2004
                                 August 31,          to        to September 30,
                                   2006        August 31, 2005       2004
                              --------------   --------------   --------------
Distributions paid from:
  Ordinary income             $      508,156   $           -0-  $           -0-
  Long term capital gains          6,403,119        5,935,429               -0-
Total taxable distributions        6,911,275        5,935,429               -0-
Total distributions paid      $    6,911,275   $    5,935,429   $           -0-

As of August 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                   $      765,983
Undistributed long-term capital gains                                5,838,825
Unrealized appreciation/(depreciation)(a)                           34,121,577
Total accumulated earnings/(deficit)(b)                         $   40,726,385


(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the difference between book and tax amortization of organization costs.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized


18 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 19


Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


20 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 21


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the


22 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 23


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Class A
                                       ----------------------------------------------------------------------------------
                                       Six Months                    October 1,      July 1,
                                          Ended          Year          2004           2004           Year       July 15,
                                       February 28,      Ended          to             to           Ended      2002(c) to
                                           2007        August 31,    August 31,     September      June 30,     June 30,
                                       (unaudited)       2006         2005(a)      30, 2004(b)       2004         2003
                                       -----------  -------------  -------------  -------------  -----------  -----------
Net asset value, beginning
  of period                              $13.31         $12.89         $11.87         $12.14       $10.68       $10.00

Income From Investment
  Operations
Net investment income (loss)(d)(e)          .01           (.02)           .01            .00(f)       .01(g)       .02
Net realized and unrealized
  gain (loss) on investment
  transactions                              .97            .98           1.44           (.27)        1.47          .68
Net increase (decrease) in net
  asset value from operations               .98            .96           1.45           (.27)        1.48          .70

Less: Dividends and
  Distributions
Dividends from net investment
  income                                    .00(f)          -0-            -0-            -0-          -0-        (.02)
Distributions from net realized
  gain on investment
  transactions                             (.79)          (.54)          (.43)            -0-        (.02)          -0-
Total dividends and distributions          (.79)          (.54)          (.43)            -0-        (.02)        (.02)
Net asset value, end of period           $13.50         $13.31         $12.89         $11.87       $12.14       $10.68

Total Return
Total investment return based
  on net asset value(h)                    7.30%          7.47%         12.35%         (2.22)%      13.88%        6.96%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                       $51,769        $51,188        $55,567        $52,492      $54,956      $37,789
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                         1.29%(i)(j)    1.36%(i)(k)    1.47%(i)(j)    1.47%(j)     1.53%        1.65%(j)
  Expenses, before waivers/
    reimbursements                         1.34%(i)(j)    1.41%(i)(k)    1.52%(i)(j)    1.74%(j)     1.76%        2.62%(j)
  Net investment income (loss)(e)           .14%(j)       (.13)%(k)       .06%(j)        .01%(j)      .09%(g)      .20%(j)
Portfolio turnover rate                       9%             6%            44%            11%          39%          25%


See footnote summary on page 30.


24 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                             Class B
                                       ----------------------------------------------------------------------------------
                                       Six Months                     October 1,       July 1,
                                          Ended           Year           2004           2004         Year        July 15,
                                       February 28,      Ended            to             to         Ended       2002(c) to
                                           2007        August 31,     August 31,     September      June 30,     June 30,
                                       (unaudited)       2006          2005(a)      30, 2004(b)      2004         2003
                                       -----------  -------------  -------------  -------------  -----------  -----------
Net asset value, beginning
  of period                              $12.93         $12.63         $11.71         $11.99       $10.62       $10.00

Income From Investment
  Operations
Net investment loss(d)(e)                  (.04)          (.11)          (.07)          (.02)        (.07)(g)     (.04)
Net realized and unrealized
  gain (loss) on investment
  transactions                              .94            .95           1.42           (.26)        1.46          .67
Net increase (decrease) in net
  asset value from operations               .90            .84           1.35           (.28)        1.39          .63

Less: Dividends and
  Distributions
Dividends from net investment
  income                                     -0-            -0-            -0-            -0-          -0-        (.01)
Distributions from net realized
  gain on investment
  transactions                             (.79)          (.54)          (.43)            -0-        (.02)          -0-
Total dividends and distributions          (.79)          (.54)          (.43)            -0-        (.02)        (.01)
Net asset value, end of period           $13.04         $12.93         $12.63         $11.71       $11.99       $10.62

Total Return
Total investment return based
  on net asset value(h)                    6.87%          6.65%         11.64%         (2.34)%      13.11%        6.25%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                       $47,742        $51,945        $64,829        $64,399      $67,551      $47,963
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                         2.02%(i)(j)    2.09%(i)(k)    2.19%(i)(j)    2.19%(j)     2.25%        2.35%(j)
  Expenses, before waivers/
    reimbursements                         2.07%(i)(j)    2.14%(i)(k)    2.24%(i)(j)    2.46%(j)     2.48%        3.28%(j)
  Net investment loss(e)                   (.57)%(j)      (.84)%(k)      (.66)%(j)      (.71)%(j)    (.63)%(g)    (.50)%(j)
Portfolio turnover rate                       9%             6%            44%            11%          39%          25%


See footnote summary on page 30.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 25


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class C
                                       ----------------------------------------------------------------------------------
                                       Six Months                      October 1,      July 1,
                                          Ended          Year            2004           2004         Year       July 15,
                                       February 28,     Ended             to             to          Ended     2002(c) to
                                           2007       August 31,      August 31,     September      June 30,     June 30,
                                       (unaudited)       2006          2005(a)      30, 2004(b)      2004         2003
                                       -----------  -------------  -------------  -------------  -----------  -----------
Net asset value, beginning
  of period                              $12.93         $12.63         $11.71         $11.99       $10.62       $10.00

Income From Investment
  Operations
Net investment loss(d)(e)                  (.04)          (.11)          (.07)          (.02)        (.07)(g)     (.04)
Net realized and unrealized
  gain (loss) on investment
  transactions                              .94            .95           1.42           (.26)        1.46          .67
Net increase (decrease) in net
  asset value from operations               .90            .84           1.35           (.28)        1.39          .63

Less: Dividends and
  Distributions
Dividends from net investment
  income                                     -0-            -0-            -0-            -0-          -0-        (.01)
Distributions from net realized
  gain on investment
  transactions                             (.79)          (.54)          (.43)            -0-        (.02)          -0-
Total dividends and distributions          (.79)          (.54)          (.43)            -0-        (.02)        (.01)
Net asset value, end of period           $13.04         $12.93         $12.63         $11.71       $11.99       $10.62

Total Return
Total investment return based
  on net asset value(h)                    6.87%          6.65%         11.64%         (2.34)%      13.11%        6.25%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                       $32,022        $32,904        $36,807        $39,267      $42,854      $28,806
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                         2.00%(i)(j)    2.07%(i)(k)    2.17%(i)(j)    2.18%(j)     2.24%        2.35%(j)
  Expenses, before waivers/
    reimbursements                         2.05%(i)(j)    2.12%(i)(k)    2.22%(i)(j)    2.45%(j)     2.47%        3.26%(j)
  Net investment loss(e)                   (.57)%(j)      (.83)%(k)      (.63)%(j)      (.71)%(j)    (.62)%(g)    (.47)%(j)
Portfolio turnover rate                       9%             6%            44%            11%          39%          25%


See footnote summary on page 30.


26 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Advisor Class
                                       ----------------------------------------------------------------------------------
                                        Six Months                    October 1,      July 1,
                                           Ended         Year            2004          2004          Year       July 15,
                                       February 28,     Ended             to            to          Ended      2002(c) to
                                           2007       August 31,      August 31,    September      June 30,     June 30,
                                       (unaudited)       2006          2005(a)     30, 2004(b)       2004         2003
                                       -----------  -------------  -------------  -------------  -----------  -----------
Net asset value, beginning
  of period                              $13.46         $12.99         $11.92         $12.18       $10.71       $10.00

Income From Investment
  Operations
Net investment income (loss)(d)(e)         (.01)           .03            .04            .01          .04(g)       .04
Net realized and unrealized
  gain (loss) on investment
  transactions                             1.02            .98           1.46           (.27)        1.48          .69
Net increase (decrease) in net
  asset value from operations              1.01           1.01           1.50           (.26)        1.52          .73

Less: Dividends and
  Distributions
Dividends from net investment
  income                                   (.05)            -0-            -0-            -0-        (.03)        (.02)
Distributions from net realized
  gain on investment
  transactions                             (.79)          (.54)          (.43)            -0-        (.02)          -0-
Total dividends and distributions          (.84)          (.54)          (.43)            -0-        (.05)        (.02)
Net asset value, end of period           $13.63         $13.46         $12.99         $11.92       $12.18       $10.71

Total Return
Total investment return based
  on net asset value(h)                    7.38%          7.81%         12.73%         (2.13)%      14.20%        7.32%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                       $52,548        $12,407         $9,737         $9,251       $9,261       $7,263
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          .97%(i)(j)    1.05%(i)(k)    1.17%(i)(j)    1.17%(j)     1.23%        1.35%(j)
  Expenses, before waivers/
    reimbursements                         1.02%(i)(j)    1.11%(i)(k)    1.22%(i)(j)    1.44%(j)     1.46%        4.78%(j)
  Net investment income (loss)(e)          (.17)%(j)       .20%(k)        .36%(j)        .31%(j)      .39%(g)      .48%(j)
Portfolio turnover rate                       9%             6%            44%            11%          39%          25%


See footnote summary on page 30.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 27


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Class R
                                            -----------------------------------------------------------------
                                            Six Months                  October 1,      July 1,    Feburary 17,
                                               Ended         Year         2004           2004         2004(l)
                                            February 28,     Ended          to            to            to
                                                2007       August 31,   August 31,     September     June 30,
                                            (unaudited)      2006         2005(a)     30, 2004(b)      2004
                                            -----------  ------------  ------------  ------------  -----------
Net asset value, beginning of period          $13.22        $12.85        $11.86        $12.13       $12.27

Income From Investment Operations
Net investment loss(d)(e)                       (.02)         (.05)         (.02)         (.01)        (.01)(g)
Net realized and unrealized gain (loss) on
  investment transactions                        .99           .96          1.44          (.26)        (.13)
Net increase (decrease) in net asset value
  from operations                                .97           .91          1.42          (.27)        (.14)

Less: Dividends and Distributions
Dividends from net investment income            (.03)           -0-           -0-           -0-          -0-
Distributions from net realized gain on
  investment transactions                       (.79)         (.54)         (.43)           -0-          -0-
Total distributions                             (.82)         (.54)         (.43)           -0-          -0-
Net asset value, end of period                $13.37        $13.22        $12.85        $11.86       $12.13

Total Return
Total investment return based on net
  asset value(h)                                7.22%         7.09%        12.10%        (2.23)%      (1.14)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $49           $13           $11           $10          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.46%(i)(j)   1.64%(i)(k)   1.72%(i)(j)   1.66%(j)     1.78%(j)
  Expenses, before waivers/reimbursements       1.51%(i)(j)   1.69%(i)(k)   1.77%(i)(j)   1.93%(j)     2.15%(j)
  Net investment loss(e)                        (.31)%(j)     (.41)%(k)     (.20)%(j)     (.18)%(j)    (.12)%(g)(j)
Portfolio turnover rate                            9%            6%           44%           11%          39%


See footnote summary on page 30.


28 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        Class K
                                         ------------------------------------
                                          Six Months
                                            Ended         Year        March 1,
                                         February 28,    Ended      2005(l) to
                                             2007       August 31,   August 31,
                                         (unaudited)      2006         2005
                                         -----------  -----------  -----------
Net asset value, beginning of period       $13.31       $12.90       $12.31

Income From Investment Operations
Net investment income (loss)(d)(e)            .02         (.02)        (.03)
Net realized and unrealized gain on
  investment transactions                     .97          .97          .62
Net increase in net asset value
  from operations                             .99          .95          .59

Less: Dividends and Distributions
Dividends from net investment income         (.01)          -0-          -0-
Distributions from net realized gain
  on investment transactions                 (.79)        (.54)          -0-
Total distributions                          (.80)        (.54)          -0-
Net asset value, end of period             $13.50       $13.31       $12.90

Total Return
Total investment return based on net
  asset value(h)                             7.35%        7.38%        4.79%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $11          $11          $10
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements(i)                        1.21%(j)     1.37%(k)     1.51%(j)
  Expenses, before waivers/
    reimbursements(i)                        1.26%(j)     1.42%(k)     1.56%(j)
  Net investment income (loss)(e)             .25%(j)     (.13)%(k)    (.50)%(j)
Portfolio turnover rate                         9%           6%          44%


See footnote summary on page 30.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       Class I
                                         ------------------------------------
                                         Six Months
                                            Ended        Year        March 1,
                                         February 28,    Ended      2005(l) to
                                             2007      August 31,   August 31,
                                         (unaudited)     2006         2005
                                         -----------  -----------  -----------
Net asset value, beginning of period       $13.38       $12.92       $12.31

Income From Investment Operations
Net investment income (loss)(d)(e)            .03         (.02)        (.01)
Net realized and unrealized gain on
  investment transactions                     .98         1.02          .62
Net increase in net asset value
  from operations                            1.01         1.00          .61

Less: Dividends and Distributions
Dividends from net investment income         (.06)          -0-          -0-
Distributions from net realized gain
  on investment transactions                 (.79)        (.54)          -0-
Total distributions                          (.85)        (.54)          -0-
Net asset value, end of period             $13.54       $13.38       $12.92

Total Return
Total investment return based
  on net asset value(h)                      7.45%        7.77%        4.96%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $344         $277          $10
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements(i)                         .89%(j)      .97%(k)     1.19%(j)
  Expenses, before waivers/
    reimbursements(i)                         .94%(j)     1.02%(k)     1.24%(j)
  Net investment income (loss)(e)             .45%(j)     (.19)%(k)    (.17)%(j)
Portfolio turnover rate                         9%           6%          44%


(a)  The Fund changed its fiscal year end from September 30 to August 31.

(b)  The Fund changed its fiscal year end from June 30 to September 30.

(c)  Commencement of operations.

(d)  Based on average shares outstanding.

(e)  Net of fees and expenses waived/reimbursed by the Adviser.

(f)  Amount is less than $.005.

(g)  Net of fees and expenses waived by the Transfer Agent.

(h) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(i) Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests. The estimated blended expense ratio of the Underlying Portfolios was .02% and .04%, for the six months ended February 28, 2007 and the year ended August 31, 2006, respectively.

(j)  Annualized.

(k)  The ratio includes expenses attributable to costs of proxy solicitation.

(l)  Commencement of distribution.


30 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Seth J. Masters, Senior Vice President
Thomas J. Fontaine, Vice President
Mark A Hamilton, Vice President
Joshua Lisser, Vice President
Christopher H. Nikolich, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Blend Investment Team, comprised of senior Blend portfolio managers. While all members of the team work jointly to determine the majority of the investment strategy, Messrs. Seth Masters, Thomas Fontaine, Mark Hamilton, Joshua Lisser and Christopher Nikolich, members of the Blend Investment Team are primarily responsible for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 31


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)

Pages 32-43 represent the holdings of the Underlying Portfolios in which the Fund may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund's February 28, 2007 financial statements. A copy of the Underlying Portfolios' unaudited semi-annual report is available upon request.


U.S. VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  32.8%   Financial                     [PIE CHART OMITTED]
[ ]  11.4%   Energy
[ ]  11.3%   Consumer Staples
[ ]   9.4%   Utilities
[ ]   8.3%   Consumer Growth
[ ]   6.3%   Capital Equipment
[ ]   6.0%   Consumer Cyclicals
[ ]   4.9%   Industrial Resources
[ ]   4.8%   Technology
[ ]   0.4%   Services

[ ]   4.4%   Short-Term


U.S. LARGE CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  28.2%   Technology                    [PIE CHART OMITTED]
[ ]  19.8%   Finance
[ ]  15.7%   Consumer Services
[ ]  14.8%   Health Care
[ ]   5.5%   Aerospace & Defense
[ ]   5.2%   Consumer Staples
[ ]   4.1%   Energy
[ ]   2.4%   Capital Goods
[ ]   1.8%   Basic Industry
[ ]   0.3%   Consumer Manufacturing

[ ]   2.2%   Short-Term


* All data are as of February 28, 2007. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


32 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


U.S. LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

Company                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-99.2%

Technology-28.6%
Communication Equipment-4.1%
Cisco Systems, Inc.(a)                               2,942,500   $   76,328,450
QUALCOMM, Inc.                                         354,900       14,295,372
                                                                 --------------
                                                                     90,623,822
Communication Services-0.5%
Monster Worldwide, Inc.(a)                             206,000       10,271,160

Computer Hardware/Storage-8.6%
Apple, Inc.(a)                                       1,303,550      110,293,366
Hewlett-Packard Co.                                  1,425,900       56,151,942
Sun Microsystems, Inc.(a)                            3,607,400       22,113,362
                                                                 --------------
                                                                    188,558,670
Computer Peripherals-1.7%
Network Appliance, Inc.(a)                             950,200       36,744,234

Computer Services-0.4%
DST Systems, Inc.(a)                                   114,100        8,034,922

Internet Infrastructure-1.1%
Akamai Technologies, Inc.(a)                           482,900       24,903,153

Internet Media-5.5%
Google, Inc.-Class A(a)                                267,605      120,275,067

Semiconductor Components-3.7%
Broadcom Corp.-Class A(a)                            1,504,300       51,281,587
NVIDIA Corp.(a)                                      1,008,300       31,257,300
                                                                 --------------
                                                                     82,538,887
Software-3.0%
Adobe Systems, Inc.(a)                                 446,700       17,532,975
Microsoft Corp.                                      1,753,200       49,387,644
                                                                 --------------
                                                                     66,920,619
                                                                 --------------
                                                                    628,870,534
Finance-20.0%
Banking - Money Center-4.0%
Credit Suisse Group (New York Exchange)
  (ADR)                                                826,385       57,227,161
JPMorgan Chase & Co.                                   629,300       31,087,420
                                                                 --------------
                                                                     88,314,581


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 33


Company                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------
Brokerage & Money Management-11.3%
The Charles Schwab Corp.                             1,407,000   $   26,001,360
Franklin Resources, Inc.                               571,650       67,105,993
Goldman Sachs Group, Inc.                              142,090       28,645,344
Janus Capital Group, Inc.                              116,500        2,475,625
Lazard Ltd.-Class A                                    232,000       11,945,680
Legg Mason, Inc.                                       477,940       49,103,556
Lehman Brothers Holdings, Inc.                          83,000        6,083,900
Merrill Lynch & Co., Inc.                              677,400       56,684,832
                                                                 --------------
                                                                    248,046,290
Financial Services-2.8%
Chicago Mercantile Exchange Holdings, Inc.-
  Class A                                               64,800       34,935,624
NYSE Group, Inc.(a)                                    318,700       27,057,630
                                                                 --------------
                                                                     61,993,254
Insurance-1.9%
American International Group, Inc.                     619,560       41,572,476
                                                                 --------------
                                                                    439,926,601
Consumer Services-15.9%
Apparel-0.6%
Nike, Inc.-Class B                                     133,800       13,978,086

Broadcasting & Cable-3.8%
Comcast Corp.-Special-Class A(a)                     2,343,250       59,635,712
Time Warner, Inc.                                    1,171,700       23,844,095
                                                                 --------------
                                                                     83,479,807
Cellular Communications-1.0%
America Movil SAB de CV Series L (ADR)                 341,200       14,944,560
Nii Holdings Inc-B(a)                                  112,800        7,990,752
                                                                 --------------
                                                                     22,935,312
Gaming-0.3%
Melco PBL Entertainment Macau Ltd. (ADR)(a)            340,597        5,653,910

Restaurants & Lodging-5.3%
Hilton Hotels Corp.                                    603,300       21,296,490
Las Vegas Sands Corp.(a)                               169,800       14,650,344
McDonald's Corp.                                       957,350       41,855,342
Starwood Hotels & Resorts Worldwide, Inc.              577,750       38,015,950
                                                                 --------------
                                                                    115,818,126
Retail - General Merchandise-4.9%
eBay, Inc.(a)                                          405,000       12,984,300
Kohl's Corp.(a)                                        701,200       48,375,788
Target Corp.                                           759,050       46,704,347
                                                                 --------------
                                                                    108,064,435
                                                                 --------------
                                                                    349,929,676


34 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Company                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------
Health Care-15.0%
Biotechnology-5.2%
Genentech, Inc.(a)                                     504,900   $   42,598,413
Gilead Sciences, Inc.(a)                               992,000       70,987,520
                                                                 --------------
                                                                    113,585,933
Medical Products-4.5%
Abbott Laboratories                                    507,200       27,703,264
Alcon, Inc.                                            542,000       67,544,040
Medtronic, Inc.                                         86,800        4,371,248
                                                                 --------------
                                                                     99,618,552
Medical Services-5.3%
WellPoint, Inc.(a)                                   1,460,600      115,957,034
                                                                 --------------
                                                                    329,161,519
Aerospace & Defense-5.6%
Aerospace-5.6%
Boeing Co.                                           1,016,800       88,736,136
Rockwell Collins, Inc.                                 287,550       18,828,774
Spirit Aerosystems Holdings, Inc.-Class A(a)           532,200       15,705,222
                                                                 --------------
                                                                    123,270,132
Consumer Staples-5.3%
Food-1.3%
WM Wrigley Jr Co.                                      592,000       29,481,600

Household Products-4.0%
Procter & Gamble Co.                                 1,372,300       87,127,327
                                                                 --------------
                                                                    116,608,927
Energy-4.2%
Oil Service-4.2%
GlobalSantaFe Corp.                                    107,900        6,218,277
Halliburton Co.                                      1,872,500       57,822,800
Schlumberger, Ltd.                                     428,500       26,909,800
                                                                 --------------
                                                                     90,950,877
Capital Goods-2.5%
Engineering & Construction-1.0%
Fluor Corp.                                            255,600       21,590,532

Miscellaneous-1.5%
General Electric Co.                                   937,900       32,751,468
                                                                 --------------
                                                                     54,342,000
Basic Industry-1.8%
Chemicals-1.8%
Monsanto Co.                                           752,400       39,643,956


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 35


Company                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Manufacturing-0.3%
Auto & Related-0.3%
Toyota Motor Corp. (ADR)                                50,040   $    6,680,340

Total Common Stocks
  (cost $1,980,157,333)                                           2,179,384,562

SHORT-TERM INVESTMENTS-2.2%
Investment Companies-2.2%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $48,020,987)                                48,020,987       48,020,987

Total Investments-101.4%
  (cost $2,028,178,320)                                           2,227,405,549
Other assets less liabilities-(1.4)%                                (31,115,944)

Net Assets-100.0%                                                $2,196,289,605


(a)  Non-income producing security.

(b)  Investment in affiliated money market mutual fund.

Glossary:

ADR - American Depositary Receipt


36 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


U.S. VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

Company                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-95.4%

Financial-32.7%
Banks - NYC-7.0%
CIT Group, Inc.                                         97,300   $    5,494,531
Citigroup, Inc.                                      1,729,800       87,181,920
JPMorgan Chase & Co.                                 1,299,100       64,175,540
                                                                 --------------
                                                                    156,851,991
Finance - Personal Loans-0.8%
Countrywide Financial Corp.                            432,400       16,552,272

Life Insurance-2.4%
Genworth Financial, Inc.-Class A                       449,200       15,888,204
MetLife, Inc.                                          316,300       19,974,345
Prudential Financial, Inc.                              42,800        3,892,232
Torchmark Corp.                                        101,400        6,481,488
UnumProvident Corp.                                    342,700        7,337,207
                                                                 --------------
                                                                     53,573,476
Major Regional Banks-8.1%
Bank of America Corp.                                1,327,994       67,555,055
BB&T Corp.                                              32,700        1,389,096
Comerica, Inc.                                         198,600       11,993,454
Fifth Third Bancorp                                    186,000        7,492,080
Keycorp                                                 89,900        3,392,826
Mellon Financial Corp.                                 308,300       13,389,469
National City Corp.                                    442,800       16,759,980
SunTrust Banks, Inc.                                   149,800       12,629,638
U.S. Bancorp                                           336,000       11,981,760
Wachovia Corp.                                         335,400       18,571,098
Wells Fargo & Co.                                      449,200       15,587,240
                                                                 --------------
                                                                    180,741,696
Miscellaneous Financial-3.8%
Goldman Sachs Group, Inc.                               25,000        5,040,000
Janus Capital Group, Inc.                              373,650        7,940,063
MBIA, Inc.                                             201,400       13,387,058
Merrill Lynch & Co., Inc.                              389,500       32,593,360
MGIC Investment Corp.                                  182,500       11,013,875
Morgan Stanley                                         161,100       12,069,612
Waddell & Reed Financial, Inc.-Class A                 151,300        3,688,694
                                                                 --------------
                                                                     85,732,662
Multi-Line Insurance-3.5%
American International Group, Inc.                     741,900       49,781,490
Fidelity National Financial, Inc.-Class A              522,500       12,540,000
Hartford Financial Services Group, Inc.                174,600       16,510,176
                                                                 --------------
                                                                     78,831,666


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 37


Company                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------
Property - Casualty Insurance-3.6%
ACE, Ltd.                                              145,900   $    8,193,744
Allstate Corp.                                          97,050        5,828,823
Chubb Corp.                                            296,800       15,151,640
Old Republic International Corp.                       496,200       11,075,184
PartnerRe, Ltd.                                         66,100        4,592,628
RenaissanceRe Holdings, Ltd.                           128,700        6,599,736
The Travelers Cos, Inc.                                397,186       20,161,161
XL Capital Ltd.-Class A                                124,300        8,825,300
                                                                 --------------
                                                                     80,428,216
Savings & Loan-3.5%
Astoria Financial Corp.                                235,300        6,651,931
Federal Home Loan Mortgage Corp.                       330,500       21,211,490
Federal National Mortgage Association                  500,500       28,393,365
Washington Mutual, Inc.                                513,500       22,121,580
                                                                 --------------
                                                                     78,378,366
                                                                 --------------
                                                                    731,090,345
Energy-11.4%
Gas Pipelines-0.0%
El Paso Corp.                                           56,000          805,280

Oils - Integrated Domestic-2.7%
ConocoPhillips                                         365,500       23,911,010
Marathon Oil Corp.                                     233,500       21,187,790
Occidental Petroleum Corp.                              71,200        3,288,016
Total SA (ADR)                                         162,000       10,905,840
                                                                 --------------
                                                                     59,292,656
Oils - Integrated International-8.7%
BP PLC (ADR)                                           170,700       10,521,948
Chevron Corp.                                          838,300       57,515,763
Exxon Mobil Corp.                                    1,642,000      117,698,560
Royal Dutch Shell PLC (ADR)                            133,400        8,672,334
                                                                 --------------
                                                                    194,408,605
                                                                 --------------
                                                                    254,506,541
Consumer Staples-11.3%
Beverages - Soft, Lite & Hard-1.3%
The Coca-Cola Co.                                      101,400        4,733,352
Coca-Cola Enterprises, Inc.                            224,800        4,516,232
Molson Coors Brewing Co.-Class B                       154,000       13,003,760
PepsiCo, Inc.                                          124,100        7,836,915
                                                                 --------------
                                                                     30,090,259


38 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Company                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------
Foods-2.8%
Bunge, Ltd.                                             53,800   $    4,269,568
ConAgra Foods, Inc.                                    419,900       10,594,077
General Mills, Inc.                                    198,500       11,187,460
Kellogg Co.                                            210,100       10,488,192
Kimberly-Clark Corp.                                   200,000       13,622,000
Kraft Foods, Inc.-Class A                               32,700        1,043,784
Sara Lee Corp.                                         654,400       10,771,424
                                                                 --------------
                                                                     61,976,505
Restaurants-1.1%
McDonald's Corp.                                       556,700       24,338,924

Retail Stores - Food-1.2%
Kroger Co.                                             398,300       10,224,361
Safeway, Inc.                                          458,600       15,853,802
                                                                 --------------
                                                                     26,078,163
Soaps-2.6%
Clorox Co.                                             152,900        9,687,744
Colgate-Palmolive Co.                                  180,200       12,138,272
Procter & Gamble Co.                                   590,100       37,465,449
                                                                 --------------
                                                                     59,291,465
Tobacco-2.3%
Altria Group, Inc.                                     486,800       41,027,504
UST, Inc.                                              173,900       10,096,634
                                                                 --------------
                                                                     51,124,138
                                                                 --------------
                                                                    252,899,454
Utilities-9.4%
Electric Companies-2.3%
Allegheny Energy, Inc.(a)                              235,800       11,139,192
Alliant Energy Corp.                                    17,600          736,032
Constellation Energy Group, Inc.                        34,350        2,702,314
Entergy Corp.                                          143,700       14,183,190
Northeast Utilities                                    137,900        4,007,374
TXU Corp.                                              195,600       12,938,940
Wisconsin Energy Corp.                                  85,125        4,081,744
                                                                 --------------
                                                                     49,788,786
Telephone-7.1%
American Tower Corp.-Class A(a)                         90,000        3,486,600
AT&T, Inc.                                           2,070,855       76,207,464
Crown Castle International Corp.(a)                    287,600        9,421,776
Embarq Corp.-Class W                                    38,305        2,120,182
Idearc, Inc.                                            18,740          637,160
Sprint Nextel Corp.                                  1,215,600       23,436,768
Verizon Communications, Inc.                         1,164,200       43,576,006
                                                                 --------------
                                                                    158,885,956
                                                                 --------------
                                                                    208,674,742


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 39


Company                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Growth-8.3%
Advertising-0.3%
Interpublic Group of Cos., Inc.(a)                     611,100   $    7,693,749

Drugs-4.1%
Merck & Co. Inc.                                       690,200       30,479,232
Pfizer, Inc.                                         2,489,800       62,145,408
                                                                 --------------
                                                                     92,624,640
Entertainment-2.5%
CBS Corp.-Class B                                      540,000       16,389,000
Time Warner, Inc.                                    1,335,900       27,185,565
Viacom, Inc.-Class B(a)                                128,000        4,997,120
The Walt Disney Co.                                    198,900        6,814,314
                                                                 --------------
                                                                     55,385,999
Hospital Management-0.0%
Tenet Healthcare Corp.(a)                              157,800        1,077,774

Other Medical-0.4%
AmerisourceBergen Corp.-Class A                        156,700        8,253,389

Radio - TV Broadcasting-1.0%
Comcast Corp.-Class A(a)                               605,700       15,578,604
Comcast Corp.-Special-Class A(a)                       223,425        5,686,166
                                                                 --------------
                                                                     21,264,770
                                                                 --------------
                                                                    186,300,321
Capital Equipment-6.2%
Aerospace & Defense-0.5%
Boeing Co.                                             126,400       11,030,928

Auto Trucks - Parts-0.8%
Cummins, Inc.                                           85,100       11,461,268
Eaton Corp.                                             81,900        6,634,719
                                                                 --------------
                                                                     18,095,987
Defense-1.1%
Lockheed Martin Corp.                                  108,700       10,574,336
Northrop Grumman Corp.                                 200,900       14,434,665
                                                                 --------------
                                                                     25,009,001
Electrical Equipment-3.1%
Cooper Industries, Ltd.-Class A                         54,800        5,027,352
General Electric Co.                                 1,853,700       64,731,204
                                                                 --------------
                                                                     69,758,556
Miscellaneous Capital Goods-0.7%
Ingersoll-Rand Co. Ltd.-Class A                        144,000        6,236,640
SPX Corp.                                              132,300        9,247,770
                                                                 --------------
                                                                     15,484,410
                                                                 --------------
                                                                    139,378,882


40 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Company                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Cyclicals-6.0%
Autos & Auto Parts OEMS-1.9%
American Axle & Manufacturing Holdings, Inc.            11,000   $      269,830
Autoliv, Inc.                                          162,800        9,287,740
BorgWarner, Inc.                                       121,100        8,917,804
DaimlerChrysler AG                                     159,000       10,823,130
Magna International, Inc.-Class A                      109,000        8,022,400
Toyota Motor Corp. (ADR)                                30,200        4,031,700
                                                                 --------------
                                                                     41,352,604
Household - Appliances/Durables-0.5%
Black & Decker Corp.                                   123,600       10,415,772

Miscellaneous Consumer Cyclicals-0.1%
Newell Rubbermaid, Inc.                                 90,900        2,783,358

Retailers-2.1%
Dollar Tree Stores, Inc.(a)                            107,900        3,680,469
Federated Department Stores, Inc.                      168,100        7,507,346
The Gap, Inc.                                          655,500       12,579,045
Limited Brands Inc.                                    282,000        7,805,760
Office Depot, Inc.(a)                                  309,400       10,321,584
Saks, Inc.                                             299,500        5,786,340
                                                                 --------------
                                                                     47,680,544
Textiles/Shoes - Apparel
Manufacturing-0.9%
Jones Apparel Group, Inc.                              256,400        8,440,688
VF Corp.                                               150,500       12,011,405
                                                                 --------------
                                                                     20,452,093
Toys-0.5%
Mattel, Inc.                                           455,500       11,847,555
                                                                 --------------
                                                                    134,531,926
Industrial Resources-4.9%
Chemicals-2.6%
Avery Dennison Corp.                                   149,100        9,909,186
Dow Chemical Co.                                       449,200       19,674,960
E.I. Du Pont de Nemours & Co.                          164,400        8,343,300
Hercules, Inc.(a)                                       63,825        1,286,712
Lubrizol Corp.                                         123,500        6,422,000
PPG Industries, Inc.                                   163,400       10,825,250
                                                                 --------------
                                                                     56,461,408
Containers - Metal/Glass/Paper-1.0%
Crown Holdings, Inc.(a)                                374,900        8,562,716
Owens-Illinois, Inc.(a)                                275,200        6,538,752
Sonoco Products Co.                                    210,400        7,789,008
                                                                 --------------
                                                                     22,890,476
Paper-0.7%
Smurfit-Stone Container Corp.(a)                       439,600        5,424,664
Temple-Inland, Inc.                                    179,600       10,740,080
                                                                 --------------
                                                                     16,164,744


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 41


Company                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------
Steel-0.6%
Arcelor Mittal                                         250,200   $   12,725,172
                                                                 --------------
                                                                    108,241,800
Technology-4.8%
Communication - Equipment
  Manufacturers-0.6%
Cisco Systems, Inc.(a)                                 177,700        4,609,538
Nokia OYJ (ADR)                                        379,300        8,280,119
                                                                 --------------
                                                                     12,889,657
Computer Services/Software-1.5%
Accenture Ltd.-Class A                                 235,400        8,403,780
Ceridian Corp.(a)                                      204,800        6,680,576
Electronic Data Systems Corp.                          321,700        9,014,034
Microsoft Corp.                                        336,800        9,487,656
                                                                 --------------
                                                                     33,586,046
Computer/Instrumentation-0.8%
Celestica, Inc.(a)                                     339,400        2,131,432
Flextronics International Ltd.(a)                      924,900       10,109,157
Sanmina-SCI Corp.(a)                                   599,600        2,224,516
Solectron Corp.(a)                                     959,100        3,088,302
                                                                 --------------
                                                                     17,553,407
Computers-1.1%
Hewlett-Packard Co.                                    260,600       10,262,428
International Business Machines Corp.                  149,800       13,932,898
                                                                 --------------
                                                                     24,195,326
Miscellaneous Industrial Technology-0.3%
Arrow Electronics, Inc.(a)                             136,200        5,219,184
Tech Data Corp.(a)                                      42,875        1,598,380
                                                                 --------------
                                                                      6,817,564
Office Automation-0.5%
Lexmark International, Inc.-Class A(a)                 182,600       11,058,256
                                                                 --------------
                                                                    106,100,256
Services-0.4%
Railroads-0.4%
CSX Corp.                                              245,400        9,244,218

Total Common Stocks
  (cost $1,836,743,018)                                           2,130,968,485

SHORT-TERM INVESTMENTS-4.3%
Investment Companies-4.3%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $96,946,304)                                96,946,304       96,946,304


42 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Company                                                 Shares     U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-99.7%
  (cost $1,933,689,322)                                          $2,227,914,789
Other assets less liabilities-0.3%                                    6,275,030

Net Assets-100.0%                                                $2,234,189,819


(a)  Non-income producing security.

(b)  Investment in affiliated money market mutual fund.

Glossary:

ADR - American Depositary Receipt


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 43


SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Blended Style Series, Inc. (the "Fund"), in respect of the AllianceBernstein U.S. Large Cap Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(3)

It should be noted that on or about May 23, 2005, the Portfolio began pursuing its investment objectives through investing in shares of the AllianceBernstein Pooling Portfolios ("Pooling Portfolios") rather than making direct investments in portfolio securities. This approach was undertaken to enhance portfolio management efficiencies and reduce costs. The advisory fee paid by the Portfolio, which invests substantially all of its assets in the Pooling Portfolios, is deemed to be paid in part in return for the Adviser's management of the relevant portion of the underlying Pooling Portfolios.(4)

The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed


(1) It should be noted that the information in the fee summary was completed on July 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2) During 2004, the Portfolio changed its fiscal year end from June 30 to September 30. Subsequently, in 2005, the Portfolio changed its fiscal year end from September 30 to August 31. Future references to this Portfolio's most recently completed fiscal year pertain to the period October 1, 2004 to August 31, 2005.

(3)  Future references to the Portfolio do not include "AllianceBernstein."

(4)  No investment advisory fees are paid by the Pooling Portfolios.


44 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolio grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Portfolio's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December
2003, is based on master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(5)

                    Advisory Fee                Net Assets
               Based on % of Average             06/30/06
Category         Daily Net Assets                 ($MIL)         Portfolio
-------------------------------------------------------------------------------
Blend        65 bp on 1st $2.5 billion            $151.4         U.S. Large
             55 bp on next $2.5 billion                        Cap Portfolio
             50 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                             As a % of Average
Portfolio                                     Amount         Daily Net Assets
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio                    $78,000(6)             0.05%


(5) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(6)  This amount was waived by the Adviser.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 45


The Adviser agreed to waive that portion of its management fees/and or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio's expense ratios to the amounts set forth below for the Portfolio's current fiscal year. It should be noted that the Portfolio was operating below its expense caps as of its most recent semi-annual period; accordingly, the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the Portfolio's gross expense ratios as of the Portfolio's most recent semi-annual period:

                          Expense Cap Pursuant to      Gross
                             Expense Limitation       Expense        Fiscal
Portfolio                       Undertaking            Ratio        Year End
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio      Class A   1.65%          1.45%       August 31
                              Class B   2.35%          2.17%     (ratios as of
                              Class C   2.35%          2.16%      February 28,
                              Class R   1.85%          1.77%          2006)
                              Class K   1.60%          1.44%
                              Class I   1.35%          1.14%
                              Advisor   1.35%          1.15%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and


46 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. To the extent that certain of these institutional relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio's advisory fees:

                 Net Assets    AllianceBernstein ("AB")    Effective
                  06/30/06     Institutional ("Inst.")     AB Inst.    Advisory
Portfolio         ($MIL)            Fee Schedule           Adv. Fee     Fee(7)
-------------------------------------------------------------------------------
U.S. Large Cap    $151.4     U.S. Style Blend Schedule      0.532%      0.650%
Portfolio                    80 bp on 1st $25 million
                             60 bp on next $25 million
                             50 bp on next $50 million
                             40 bp on next $100 million
                             30 bp on the balance
                             Minimum Account Size: $50 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the AVPS portfolios as the investment option underlying their insurance contracts. The following table shows the fee schedule of the AVPS portfolio that has a substantially similar investment style as the
Portfolio:

Portfolio                      AVPS Portfolio             Fee Schedule
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio       U.S. Large Cap      0.65% on first $2.5 billion
                               Blended Style       0.55% on next $2.5 billion
                               Portfolio           0.50% on the balance


(7) The advisory fee information was provided by Lipper. See Section II for additional discussion.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 47


The Advisor also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Advisor charges the following "all-in"(8) fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio                                                        Fee
-------------------------------------------------------------------------------
American Blend                                                  1.50%

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the proposed fee charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(9)

                                      Effective         Lipper
                                      Management        Group
Portfolio                              Fee(10)          Median         Rank
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio(11)            0.650           0.718          1/18


(8) The "all-in" fee shown is for the Class A shares of the fund. This fee covers investment advisory services and distribution related services.

(9) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(10) The effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(11) The effective management fee rate for the Portfolio would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. As previously mentioned, for the most recently completed fiscal year, the Adviser waived such payment.


48 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(12) and Lipper Expense Universe.(13) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. It should be noted that the Portfolio's total expense ratio includes an underlying expense ratio of 0.05%.(14) The result of that analysis is set forth below:

                            Expense     Lipper     Lipper    Lipper     Lipper
                             Ratio      Group      Group    Universe   Universe
Portfolio                   (%)(15)    Median(%)   Rank     Median(%)    Rank
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio     1.520      1.331      17/18      1.250    125/142

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Portfolio decreased during calendar year 2005, relative to 2004.


(12) Lipper uses the following criteria in screening funds to be included in the Portfolio's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(13) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(14) The underlying expense ratio is an annualized weighted average total expense ratio estimate of the Portfolio's underlying portfolios. The underlying expense ratio data is for the sixth month period ended February 28, 2006.

(15)  The total expense ratio shown is for the Portfolio's Class A shares.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 49


In addition to the direct profits that the Adviser will earn from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolio's principal underwriter. ABI and the Adviser have disclosed in the Portfolio's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(16)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolio's Class A shares during the Portfolio's most recently completed fiscal year:

Portfolio                                                   Amount Received
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio                                         $5,563

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Portfolio during the Portfolio's most recent fiscal year:

Portfolio                            12b-1 Fees Received     CDSC Received
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio                 $1,091,527            $117,358


(16) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


50 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Portfolio in the most recent fiscal year:

Portfolio                                                     ABIS Fee(17)
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio                                        $116,793

The Portfolio effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions prior to May 23, 2005 (on or around this date).(18) The Adviser represented that SCB's profitability from business conducted with the Portfolio was comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by


(17) The fee disclosed is a net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Portfolio's account.

(18) As previously mentioned, on or around May 23, 2005, the Portfolio began pursuing its investment objectives through investing almost all of its assets in shares of the Pooling Portfolios, which, in the process, may have effected brokerage transactions through and paid commissions to SCB.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 51


the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of $625 billion as of June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1 and 3 year performance ranking of the Portfolio(19) relative to its Lipper Performance Group and Lipper Performance Universe(20) for the periods ended April 30, 2006:

U.S. Large Cap Portfolio                          Group          Universe
-------------------------------------------------------------------------------
1 year                                             3/18           18/181
3 year                                            10/17           76/160


(19)  The performance rankings are for the Class A shares of the Portfolio.

(20) The Portfolio's Lipper Performance Group is identical to the Portfolio's Lipper Expense Group. The Portfolio's Lipper Performance Group is not identical to the Portfolio's Lipper Expense Universe. Similar to the Portfolio's Lipper Performance Universe, the Portfolio's Lipper Expense Universe consists of all retail front-end load large-cap core funds. However, the Lipper Expense Universe, which also includes funds in the Portfolio's Lipper Expense Group, excludes outliers, considered by Lipper as "anomalies", in order to preserve cohesiveness and central tendency of the applicable information.


52 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Set forth below are the 1 and 3 year and since inception performance returns of the Portfolio (in bold) versus its benchmark:(21)

                                         Periods Ending April 30, 2006
                                            Annualized Performance
---------------------------------------------------------------------------
                                      1              3           Since
Portfolio                           Year           Year        Inception
---------------------------------------------------------------------------
U.S. Large Cap Portfolio           21.97          13.19          10.82
S&P 500 Stock Index                15.41          14.67          12.16

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006


(21) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 53


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


54 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


NOTES


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 55


NOTES


56 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


LCB-0152-0207


AllianceBernstein Blended Style Funds
Global Blend Portfolio


Semi-Annual Report--February 28, 2007
(unaudited)


1


Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


2


AllianceBernstein Blended Style Series Global Blend Portfolio

April 26, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Blended Style Series Global Blend Portfolio (the "Fund") for the semi-annual reporting period ended February 28, 2007.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests in two portfolios, AllianceBernstein Global Research Growth Portfolio and AllianceBernstein Global Value Portfolio, of the AllianceBernstein Pooling Portfolios, representing growth and value equity investment styles (the "Underlying Portfolios"). The Underlying Portfolios invest in global equity securities of companies in various market sectors from developed and emerging market countries, including the United States. Investing in the Underlying Portfolios is intended to result in a single unified portfolio that is designed to provide an efficiently diversified portfolio of the most attractive growth and value stocks. Normally, approximately 50% of the value of the Fund's investments in the Underlying Portfolios will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target.

Investment Results

The table on page 7 shows the Fund's performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six-month and since-inception periods ended February 28, 2007.

The Fund underperformed its benchmark for both the six-month and since-inception periods ended February 28, 2007. The growth component of the Fund was largely responsible for the underperformance versus the MSCI World Index, as the global growth index underperformed the global value index by approximately 2% and 5%, respectively, during the six-month and since-inception periods ending February 28, 2007.

At the sector level, underweights in utilities and telecommunications detracted from the Fund's performance during both periods under review, as did an overweight in energy, although this was partially offset by gains from an overweight in materials.

At the stock level, the Fund lagged the market within financials during both periods under review and within telecommunications in the since-inception period ended February 28, 2007. However, stock selection contributed to Fund performance within the industrials, materials and consumer staples sectors during both periods. Although markets were relatively calm in the six-month and since-inception periods, volatility did spike in the stock market near the end of February.

Market Review and Investment Strategy

Global-developed equity markets (as represented by the MSCI World Index in U.S. dollars) posted significant gains, rising 10.38% and 13.07%, in the six-month and since-inception periods


3


ended February 28, 2007. Markets did, however, fall nearly 7% in early June 2006, as investors continued to rotate out of investments that had performed quite well earlier in the year, such as emerging markets, small-capitalization stocks, commodity-based stocks and Japanese equities. Furthermore, equities pulled back over 3% in the last few days of February 2007, following a sell-off in Chinese equities and concerns regarding economic growth, the sub-prime mortgage sector and the carry-trade in Japan.

That said, the markets did perform well during the period ended February 28, 2007, as global economic growth moderated but remained positive. Furthermore, companies continued to deliver above-consensus earnings growth and profitability remained near peak levels in most regions and in most global sectors. Overall, the U.S. dollar rose modestly during both periods under review as the local index returns (MSCI World in local currency terms) were modestly lower, rising 9.6% and 12.6%, respectively, during the six-month and since-inception periods.

The Fund's portfolio allocation at the end of the period under review remained roughly in line with that of the MSCI World Index. At the country level, the Fund was modestly underweight in the United States and United Kingdom and modestly overweight in Switzerland. At the sector level, an overweight in financials was offset by underweights in telecommunications and utilities.


4


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. This Fund is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance. Portfolio returns for periods less than one year are cumulative. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 800.227.4618.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

All returns for the MSCI World Index shown on page 7 are net returns. Net returns approximate the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties.

A Word About Risk

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio.

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth


5


expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be "value" stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Because the Fund allocates its investments between "growth" and "value" stocks, an investment in the Fund is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Fund had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time.

A substantial amount of the Fund's assets will be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


6


HISTORICAL PERFORMANCE
(continued from previous page)

THE FUND VS. ITS BENCHMARK
PERIODS ENDED FEBRUARY 28, 2007
                                                           Returns
                                               --------------------------------
                                                 6 Months     Since Inception*
-------------------------------------------------------------------------------
Class A                                           10.05%           10.93%
Class B                                            9.76%           10.42%
Class C                                            9.76%           10.42%
Advisor Class+                                    10.22%           11.21%
Class R+                                           9.94%           10.82%
Class K+                                          10.08%           10.96%
Class I+                                          10.22%           11.21%
MSCI World Index (net)                            10.38%           13.07%

*  Inception date for all share classes is 6/1/06.

+ Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark disclosures on previous pages.

(Historical Performance continued on next page)


7


HISTORICAL PERFORMANCE
(continued from previous page)

CUMULATIVE RETURNS AS OF FEBRUARY 28, 2007

                                NAV Returns    SEC Returns
Class A Shares
Since Inception*                   10.93%          6.26%

Class B Shares
Since Inception*                   10.42%          6.42%

Class C Shares
Since Inception*                   10.42%          9.42%

Advisor Class Shares+
Since Inception*                   11.21%         11.21%

Class R Shares+
Since Inception*                   10.82%         10.82%

Class K Shares+
Since Inception*                   10.96%         10.96%

Class I Shares+
Since Inception*                   11.21%         11.21%

*  Inception date for all share classes is 6/1/06.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.


See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)


8


HISTORICAL PERFORMANCE
(continued from previous page)

SEC CUMULATIVE RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)

                                               SEC Returns
Class A Shares
Since Inception*                                   7.79%

Class B Shares
Since Inception*                                   7.82%

Class C Shares
Since Inception*                                  10.82%

Advisor Class Shares+
Since Inception*                                  12.82%

Class R Shares+
Since Inception*                                  12.32%

Class K Shares+
Since Inception*                                  12.57%

Class I Shares+
Since Inception*                                  12.82%

*  Inception date for all share classes is 6/1/06.


+ Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.The inception dates for these share classes are listed above.


See Historical Performance disclosures on pages 5-6.


9



PORTFOLIO SUMMARY
FEBRUARY 28, 2007


PORTFOLIO STATISTICS
Net Assets ($mil): $13.3


HOLDINGS BREAKDOWN*
[ ]    50%   AllianceBernstein Global Research Growth Portfolio
[ ]    50%   AllianceBernstein Global Value Portfolio


* All data are as of February 28, 2007. The Fund's holdings breakdown is expressed as a percentage of total investments and may vary over time. The Fund invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Fund's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 35-50.


10


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table on the following page provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The table on the following page also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


11


FUND EXPENSES
(continued from previous page)

                          Beginning                           Ending
                        Account Value                      Account Value                   Expenses Paid
                     September 1, 2006                  February 28, 2007                  During Period *
            ------------------------------   -------------------------------   ---------------------------
                Actual         Hypothetical        Actual        Hypothetical **       Actual       Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A         $ 1,000         $ 1,000          $ 1,100.49        $ 1,018.10         $  7.03         $  6.76
Class B         $ 1,000         $ 1,000          $ 1,097.62        $ 1,014.63         $ 10.66         $ 10.24
Class C         $ 1,000         $ 1,000          $ 1,097.62        $ 1,014.63         $ 10.66         $ 10.24
Advisor Class   $ 1,000         $ 1,000          $ 1,102.20        $ 1,019.59         $  5.47         $  5.26
Class R         $ 1,000         $ 1,000          $ 1,099.41        $ 1,017.11         $  8.07         $  7.75
Class K         $ 1,000         $ 1,000          $ 1,100.80        $ 1,018.35         $  6.77         $  6.51
Class I         $ 1,000         $ 1,000          $ 1,102.20        $ 1,019.59         $  5.47         $  5.26

* Expenses are equal to the classes' annualized expense ratios of 1.35%, 2.05%, 2.05%, 1.05%, 1.55%, 1.30% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


12


STATEMENT OF NET ASSETS
February 28, 2007 (unaudited)

Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein Global Research Growth Portfolio
    (shares of 613,228)                                            $  6,678,049
  AllianceBernstein Global Value Portfolio (shares of 591,080)        6,673,288
    Total investments (cost $12,050,274)                             13,351,337
Prepaid offering expense                                                 46,056
Receivable due from Adviser                                              22,494
Total assets                                                         13,419,887

Liabilities
Offering expenses payable                                               114,027
Audit fee payable                                                        21,146
Transfer Agent fee payable                                                   72
Distribution fee payable                                                     67
Accrued expenses                                                             41
Total liabilities                                                       135,353
Net Assets                                                         $ 13,284,534

Composition of Net Assets
Capital stock, at par                                              $      1,200
Additional paid-in capital                                           11,969,126
Accumulated net investment loss                                          (7,066)
Accumulated net realized gain on investment transactions                 20,211
Net unrealized appreciation of investments                            1,301,063
                                                                   $ 13,284,534

Net Asset Value Per Share - 36 billion shares of capital stock authorized, $.001 par value

                                         Shares           Net Asset
Class                Net Assets        Outstanding          Value
------------------------------------------------------------------------
A                   $     27,659            2,500          $ 11.06*
B                   $     27,591            2,500          $ 11.04
C                   $     27,593            2,500          $ 11.04
Advisor             $ 13,118,538        1,185,000          $ 11.07
R                   $     27,759            2,510          $ 11.06
K                   $     27,717            2,505          $ 11.06
I                   $     27,677            2,500          $ 11.07

* The maximum offering price per share for Class A shares was $11.55 which reflects a sales charge of 4.25%.


See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES FUNDS - GLOBAL BLEND PORTFOLIO


13


STATEMENT OF OPERATIONS
Six Months Ended February 28, 2007 (unaudited)

Investment Income
Income distributions from Underlying Portfolios                    $    118,822

Expenses
Advisory fee                                            47,915
Distribution fee-Class A                                    40
Distribution fee-Class B                                   134
Distribution fee-Class C                                   132
Distribution fee-Class R                                    68
Distribution fee-Class K                                    33
Transfer agency-Class A                                     20
Transfer agency-Class B                                     20
Transfer agency-Class C                                     20
Transfer agency-Advisor Class                            9,384
Transfer agency-Class R                                     19
Transfer agency-Class K                                     19
Transfer agency-Class I                                     19
Fund offering and organization expenses                 81,812
Administrative                                          41,000
Custodian                                               31,877
Legal                                                   26,732
Audit                                                   18,630
Directors' fees                                         17,300
Printing                                                 2,930
Registration                                               497
Miscellaneous                                              972
Total expenses                                         279,573
Less: expenses waived and reimbursed by the
  Adviser and the Transfer Agent (see Note B)         (212,084)
Less: expense offset arrangement
  (see Note B)                                              (1)
Net expenses                                                             67,488
Net investment income                                                    51,334

Realized and Unrealized Gain
on Investment Transactions
Net realized gain on
  sale of Underlying Portfolios shares                                   11,315
Net realized gain distributions from Underlying
  portfolios                                                             11,299
Net change in unrealized
  appreciation/depreciation
  of investments in Underlying Portfolios                             1,163,657
Net gain on investment
  transactions                                                        1,186,271

Net Increase in Net Assets
  from Operations                                                  $  1,237,605


See notes to financial statements.


14


STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months
                                                    Ended
                                                 February 28,   June 1, 2006(a)
                                                     2007              to
                                                  (unaudited)   August 31, 2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)                    $       51,334   $      (30,692)
Net realized gain on sale of
  Underlying Portfolio shares                           11,315              872
Net realized gain distributions
  from Underlying Portfolios                            11,299               -0-
Net change in unrealized
  appreciation/depreciation of
  investments in Underlying Portfolios               1,163,657          137,406
Net increase in net assets
  from operations                                    1,237,605          107,586

Distributions to Shareholders from
Net investment income
  Class A                                                  (78)              -0-
  Advisor Class                                        (58,065)              -0-
  Class R                                                  (50)              -0-
  Class K                                                  (85)              -0-
  Class I                                                 (122)              -0-
Net realized gain on investment transactions
  Class A                                                   (5)              -0-
  Class B                                                   (5)              -0-
  Class C                                                   (5)              -0-
  Advisor Class                                         (2,370)              -0-
  Class R                                                   (5)              -0-
  Class K                                                   (5)              -0-
  Class I                                                   (5)              -0-

Capital Stock Transactions
Net increase                                                -0-      12,000,143
Total increase                                       1,176,805       12,107,729

Net Assets
Beginning of period                                 12,107,729               -0-
End of period, (including distribution in
  excess of net investment income of
  $(7,066) and $0)                              $   13,284,534   $   12,107,729


(a)  Commencement of operations.

See notes to financial statements.


15


NOTES TO FINANCIAL STATEMENTS
February 28, 2007 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Blended Style Series Global Blend Portfolio (the "Fund") commenced operations on June 1, 2006 and is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the "Company"). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Company operates as a series company currently comprised of 12 portfolios, which are the AllianceBernstein Blended Style Series Global Blend Portfolio, the AllianceBernstein Blended Style Series U.S. Large Cap Portfolio and the ten portfolios of the AllianceBernstein Retirement Strategies (the "Funds"). Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Global Blend Portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund invests primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the "Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the "Adviser"). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.


16


2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Offering Expenses

Offering expenses of $165,000 have been deferred and are being amortized on a straight line basis over a one year period.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis to 1.50% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class B and


17


Class C shares, 1.20% of average daily net assets for Advisor Class shares, 1.70% of average daily net assets for Class R shares, 1.45% of average daily net assets for Class K shares and 1.20% of average daily net assets for Class I shares. For the six months ended February 28, 2007, such reimbursement amounted to $162,158.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. The Adviser agreed to waive its fees for such services. Such waivers amounted to $41,000 for the six months ended February 28, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $74 for the six months ended February 28, 2007. During the period, ABIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $8,926.

For the six months ended February 28, 2007, the Fund's expenses were reduced by $1, under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0, $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended February 28, 2007.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $407, $408, $474 and $508 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


18


NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios, aggregated $237,399 and $208,290 respectively, for the six months ended February 28, 2007.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                    $  1,301,063
Gross unrealized depreciation                                              -0-
Net unrealized appreciation                                      $  1,301,063

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class, and Class R shares consist of 6,000,000,000 authorized shares and Class K and Class I shares consist of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months     June 1,      Six Months        June 1,
                         Ended        2006(a)         Ended          2006(a)
                      February 28,      to         February 28,        to
                          2007       August 31,        2007        August 31,
                      (unaudited)      2006        (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class A
Shares sold                   -0-        2,500    $         -0-   $     25,000
Net increase                  -0-        2,500    $         -0-   $     25,000

Class B
Shares sold                   -0-        2,500    $         -0-   $     25,000
Net increase                  -0-        2,500    $         -0-   $     25,000

Class C
Shares sold                   -0-        2,500    $         -0-   $     25,000
Net increase                  -0-        2,500    $         -0-   $     25,000

Advisor Class
Shares sold                   -0-    1,185,000    $         -0-   $ 11,850,000
Net increase                  -0-    1,185,000    $         -0-   $ 11,850,000


19


                               Shares                         Amount
                     --------------------------  ------------------------------
                       Six Months     June 1,      Six Months        June 1,
                         Ended        2006(a)         Ended          2006(a)
                      February 28,      to         February 28,        to
                          2007       August 31,        2007        August 31,
                      (unaudited)      2006        (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class R
Shares sold                   -0-        2,510    $         -0-   $     25,096
Net increase                  -0-        2,510    $         -0-   $     25,096

Class K
Shares sold                   -0-        2,505    $         -0-   $     25,047
Net increase                  -0-        2,505    $         -0-   $     25,047

Class I
Shares sold                   -0-        2,500    $         -0-   $     25,000
Net increase                  -0-        2,500    $         -0-   $     25,000

(a)  Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk -An Underlying Portfolio's investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of com-parable U.S companies or of the U.S. government.

Indemnification Risk -In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2007.

NOTE H

Components of Accumulated Earnings (Deficit)


20


The tax character of distributions to be paid for the year ending August 31, 2007 will be determined at the end of the current fiscal year. As of August 31, 2006, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Accumulated capital and other losses                            $         0
Unrealized appreciation/(depreciation)                              137,403(a)
Total accumulated earnings/(deficit)                            $   137,403

(a) The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of loss on wash sales. During the current fiscal year, permanent differences for the Fund, primarily due to net operating loss, resulted in a net increase in accumulated net investment loss, a net decrease in accumulated net realized gain on investment transactions and a corresponding net decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and


21


(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The Fund was not part of the regulatory settlement and their advisory fees were not affected by the SEC Order or the NYAG Order.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims;


22


derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The


23


Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


24


Note J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


25


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                             Class A
                                                    -------------------------
                                                    Six Months
                                                       Ended         June 1,
                                                    February 28,   2006 (a) to
                                                       2007        August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                 $ 10.08       $ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)                       .03          (.03)
Net realized and unrealized gain on investment
  transactions                                           .98           .11
Net increase in net asset value from operations         1.01           .08

Less: Dividends and Distributions
Dividends from net investment income                    (.03)           -0-
Distributions from net realized gain on
  investment transactions                                .00(d)         -0-
Total dividends and distributions                       (.03)           -0-
Net asset value, end of period                        $11.06        $10.08

Total Return
Total investment return based on net asset
  value(e)                                             10.05%          .80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $28           $25
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)(g)         1.35%         1.35%
  Expenses, before waivers/reimbursements(f)(g)         4.67%         5.22%
  Net investment income (loss)(c)                        .51%        (1.35)%
Portfolio turnover rate                                    2%           34%


See footnote summary on page 32.


26


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                             Class B
                                                    -------------------------
                                                     Six Months
                                                       Ended         June 1,
                                                    February 28,   2006 (a) to
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                 $ 10.06       $ 10.00

Income From Investment Operations
Net investment loss(b)(c)                               (.01)         (.05)
Net realized and unrealized gain on investment
  transactions                                           .99           .11
Net increase in net asset value from operations          .98           .06

Less: Distributions
Distributions from net realized gain on
  investment transactions                                .00(d)         -0-
Net asset value, end of period                        $11.04        $10.06

Total Return
Total investment return based on net asset
  value(e)                                              9.76%          .60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $28           $25
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)(g)         2.05%         2.05%
  Expenses, before waivers/reimbursements(f)(g)         5.37%         5.92%
  Net investment Income (loss)(c)                       (.22)%       (2.05)%
Portfolio turnover rate                                    2%           34%


See footnote summary on page 32.


27


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                             Class C
                                                    -------------------------
                                                    Six Months
                                                       Ended         June 1,
                                                    February 28,   2006 (a) to
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                 $ 10.06       $ 10.00

Income From Investment Operations
Net investment loss(b)(c)                               (.01)         (.05)
Net realized and unrealized gain on investment
  transactions                                           .99           .11
Net increase in net asset value from operations          .98           .06

Less: Distributions
Distributions from net realized gain on
  investment transactions                                .00(d)         -0-
Net asset value, end of period                        $11.04        $10.06

Total Return
Total investment return based on net asset
  value(e)                                              9.76%          .60%

Ratios/Supplemental Data
Net assets, end of period  (000's omitted)               $28           $25
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)(g)         2.05%         2.05%
  Expenses, before waivers/reimbursements(f)(g)         5.37%         5.92%
  Net investment loss(c)                                (.19)%       (2.05)%
Portfolio turnover rate                                    2%           34%


See footnote summary on page 32.


28


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                          Advisor Class
                                                    -------------------------
                                                    Six Months
                                                       Ended         June 1,
                                                    February 28,   2006 (a) to
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                 $ 10.09       $ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)                       .04          (.03)
Net realized and unrealized gain on investment
  transactions                                           .99           .12
Net increase in net asset value from operations         1.03           .09

Less: Dividends and Distributions
Dividends from net investment income                    (.05)           -0-
Distributions from net realized gain on
  investment transactions                                .00(d)         -0-
Total dividends and distributions                       (.05)           -0-
Net asset value, end of period                        $11.07        $10.09

Total Return
Total investment return based on net asset
  value(e)                                             10.22%          .90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $13,119       $11,956
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)(g)         1.05%         1.05%
  Expenses, before waivers/reimbursements(f)(g)         4.37%         4.92%
  Net investment income (loss)(c)                        .81%        (1.05)%
Portfolio turnover rate                                    2%           34%


See footnote summary on page 32.


29


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                             Class R
                                                    -------------------------
                                                     Six Months
                                                       Ended         June 1,
                                                    February 28,   2006 (a) to
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.08       $ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)                       .02          (.04)
Net realized and unrealized gain on investment
  transactions                                           .98           .12
Net increase in net asset value from operations         1.00           .08

Less: Dividends and Distributions
Dividends from net investment income                    (.02)           -0-
Distributions from net realized gain on
  investment transactions                                .00(d)         -0-
Total dividends and distributions                       (.02)           -0-
Net asset value, end of period                        $11.06        $10.08

Total Return
Total investment return based on net asset
  value(e)                                              9.94%          .80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $28           $25
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)(g)         1.55%         1.55%
  Expenses, before waivers/reimbursements(f)(g)         4.86%         5.42%
  Net investment income (loss)(c)                        .31%        (1.55)%
Portfolio turnover rate                                    2%           34%


See footnote summary on page 32.


30


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                             Class K
                                                    -------------------------
                                                    Six Months
                                                       Ended         June 1,
                                                    February 28,   2006 (a) to
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.08       $ 10.00

Income From Investment Operations
Net investment Income (loss)(b)(c)                       .03          (.03)
Net realized and unrealized gain on investment
  transactions                                           .98           .11
Net increase in net asset value from operations         1.01           .08

Less: Dividends and Distributions
Dividends from net investment income                    (.03)           -0-
Distributions from net realized gain on
  investment transactions                                .00(d)         -0-
Total dividends and distributions                       (.03)           -0-
Net asset value, end of period                        $11.06        $10.08

Total Return
Total investment return based on net asset
  value(e)                                             10.08%          .80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $28           $25
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)(g)         1.30%         1.30%
  Expenses, before waivers/reimbursements(f)(g)         4.61%         5.17%
  Net investment income (loss)(c)                        .56%        (1.30)%
Portfolio turnover rate                                    2%           34%


See footnote summary on page 32.


31


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                             Class I
                                                    -------------------------
                                                     Six Months
                                                       Ended         June 1,
                                                    February 28,   2006 (a) to
                                                        2007       August 31,
                                                    (unaudited)       2006
                                                    -----------   -----------
Net asset value, beginning of period                  $10.09       $ 10.00

Income From Investment Operations
Net investment income (loss) (b)(c)                      .04          (.03)
Net realized and unrealized gain on investment
  transactions                                           .99           .12
Net increase in net asset value from operations         1.03           .09

Less: Dividends and Distributions
Dividends from net investment income                    (.05)           -0-
Distributions from net realized gain on
  investment transactions                                .00(d)         -0-
Total dividends and distributions                       (.05)           -0-
Net asset value, end of period                        $11.07        $10.09

Total Return
Total investment return based on net asset
  value(e)                                             10.22%          .90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $28           $25
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)(g)         1.05%         1.05%
  Expenses, before waivers/reimbursements(f)(g)         4.35%         4.92%
  Net investment income (loss) (c)                       .80%        (1.05)%
Portfolio turnover rate                                    2%           34%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of fees waived/reimbursed by the Adviser and the Transfer Agent.

(d)  Amount is less than $.005.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests. For the six months ended February 28, 2007 and the period ended August 31, 2006, the estimated annualized blended expense ratio for the Fund was .15%.

(g)  Annualized.


32


BOARD OF DIRECTORS

William H. Foulk, Jr. (1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler (1)
John H. Dobkin (1)

Michael J. Downey (1)
D. James Guzy (1)
Nancy P. Jacklin (1)
Marshall C. Turner, Jr. (1)
Earl D. Weiner (1)

OFFICERS (2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Seth J. Masters, Senior Vice President
Thomas J. Fontaine, Vice President
Mark A. Hamilton, Vice President
Joshua Lisser, Vice President
Christopher H. Nikolich, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm
KPMG LLP
345 Park Avenue
New York, NY 10154

Transfer Agent
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Blend Investment Team, comprised of senior Blend portfolio managers. While all members of the team work jointly to determine the majority of the investment strategy, Messrs. Seth Masters, Thomas Fontaine, Mark Hamilton, Joshua Lisser and Christopher Nikolich, members of the Blend Investment Team, are primarily responsible for the day-to-day management of the Fund's portfolio.


33


The following 16 pages represent the holdings of the Underlying Portfolios in which the Fund may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund's February 28, 2007 financial statements. A copy of the Underlying Portfolios' unaudited semi-annual report is available upon request.


34


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


GLOBAL VALUE PORTFOLIO

SECTOR BREAKDOWN*

o   35.1%  Finance
o    9.8%  Energy
o    9.7%  Consumer Services
o    7.9%  Basic Industry
o    7.7%  Consumer Manufacturing
o    6.4%  Technology                               [PIE CHART OMITTED]
o    5.1%  Utilities
o    4.4%  Consumer Staples
o    4.4%  Health Care
o    2.4%  Transportation
o    2.0%  Aerospace & Defense
o    2.0%  Capital Goods
o    1.3%  Industrial Resources

o    1.8%  Short-Term


COUNTRY BREAKDOWN*

o   37.9%  United States
o   10.0%  United Kingdom
o    9.6%  Japan
o    7.5%  France
o    6.3%  Germany                               [PIE CHART OMITTED]
o    4.3%  Netherlands
o    3.8%  Canada
o    2.5%  Italy
o    2.2%  Hong Kong
o    1.8%  South Korea
o    1.6%  Switzerland
o    1.2%  Belgium
o    9.5%  Other

o    1.8%  Short-Term


* All data are as of February 28, 2007. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for Global Value Portfolio represents less than 1.2% weightings in Australia, Austria, Cayman Islands, China, Greece, Hungary, India, Luxembourg, Singapore, South Africa, Spain, Taiwan and Thailand.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 51


35


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)

GLOBAL RESEARCH GROWTH PORTFOLIO

SECTOR BREAKDOWN*

o   29.0%  Finance
o   13.4%  Health Care
o   12.1%  Technology
o    8.4%  Basic Industry
o    7.9%  Consumer Services
o    7.8%  Consumer Staples                               [PIE CHART OMITTED]
o    5.8%  Energy
o    5.7%  Consumer Manufacturing
o    5.1%  Capital Goods
o    1.6%  Multi-Industry Companies
o    1.4%  Aerospace & Defense
o    1.3%  Utilities

o    0.5%  Short-Term


COUNTRY BREAKDOWN*

o   51.0%  United States
o   11.5%  Switzerland
o    8.5%  Japan
o    7.1%  United Kingdom
o    2.7%  France
o    2.6%  Italy                               [PIE CHART OMITTED]
o    2.1%  Bermuda
o    2.0%  Brazil
o    2.0%  Russia
o    1.7%  Australia
o    1.3%  China
o    1.2%  Spain
o    5.8%  Other

o    0.5%  Short-Term


* All data are as of February 28, 2007. The Portfolios' sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for Global Research Growth Portfolio represents less than 1.2% weightings in Argentina, Cayman Islands, Finland, Greece, Hong Kong, India, Ireland, Israel, Luxembourg, Mexico, Netherlands, South Korea, Sweden and Taiwan.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


52 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


36


GLOBAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.3%

Finance-34.6%
Banking - Money Center-9.4%
BNP Paribas SA                                      900        $  93,849
Credit Suisse Group(a)                            1,500          103,645
Fortis (Euronext Brussels)                        1,900           81,636
HBOS PLC                                          4,450           94,186
JPMorgan Chase & Co.                              2,600          128,440
Kookmin Bank (ADR)(b)                               200           17,868
Standard Bank Group Ltd.                            700            9,744
State Bank of India Ltd. (GDR)                      390           22,815
Sumitomo Mitsui Financial Group, Inc.                 8           77,828
                                                             ------------
                                                                 630,011

Banking - Regional-4.5%
Bank of America Corp.                             2,400          122,088
Industrial Bank of Korea                            920           18,336
National City Corp.                                 900           34,065
Royal Bank of Scotland Group PLC                  2,700          106,157
Unibanco-Uniao de Bancos Brasileiros SA
  (GDR)                                             200           17,096
                                                             ------------
                                                                 297,742

Brokerage & Money Management-1.0%
Merrill Lynch & Co., Inc.                           800           66,944

Diversified & Others-1.3%
Sino Land Co.                                    39,100           90,041

Insurance-10.9%
American International Group, Inc.                1,300           87,230
Aviva PLC                                         6,200           99,276
Fondiaria-Sai SpA (ordinary shares)               1,100           50,133
Fondiaria-Sai SpA (saving shares)                   500           17,544
ING Canada, Inc.                                    903           40,170
ING Groep NV                                      2,800          119,448
MetLife, Inc.                                     1,100           69,465
Muenchener Rueckversicherungs AG                    700          111,544
Sanlam, Ltd.                                      7,300           19,138
The Travelers Cos., Inc.                            900           45,684
XL Capital Ltd.-Class A                           1,000           71,000
                                                             ------------
                                                                 730,632

Life Insurance-0.8%
Genworth Financial, Inc.-Class A                  1,500           53,055


86 o ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO


37


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-3.7%
Citigroup, Inc.                                   2,500       $  126,000
MBIA, Inc.                                          300           19,941
ORIX Corp.                                          300           82,643
Shinhan Financial Group Co., Ltd.                   270           15,229
                                                             ------------
                                                                 243,813

Mortgage Banking-3.0%
Countrywide Financial Corp.                         800           30,624
Federal Home Loan Mortgage Corp.                  1,300           83,434
Federal National Mortgage Association             1,500           85,095
                                                             ------------
                                                                 199,153
                                                             ------------
                                                               2,311,391

Energy-9.7%
Domestic Integrated-0.3%
MOL Hungarian Oil and Gas NyRt                      200           21,438

International-6.2%
Chevron Corp.                                     1,600          109,776
ENI SpA                                           2,000           61,255
Exxon Mobil Corp.                                   400           28,672
Petroleo Brasileiro SA (NY) (ADR)                   400           32,632
Repsol YPF SA                                     2,500           79,127
Total SA                                          1,500          101,029
                                                             ------------
                                                                 412,491

Miscellaneous-1.5%
ConocoPhillips                                      900           58,878
OMV AG                                              800           44,546
                                                             ------------
                                                                 103,424

Oil Service-1.7%
Cosmo Oil Co. Ltd.                                3,000           12,744
Nexen, Inc.                                         600           34,396
Nippon Mining Holdings, Inc.                      4,500           37,647
PetroChina Co., Ltd.-Class H                     16,000           18,719
PTT PCL                                           1,300            7,947
                                                             ------------
                                                                 111,453
                                                             ------------
                                                                 648,806

Consumer Services-9.5%
Airlines-2.6%
Air France-KLM                                    1,900           82,354
Deutsche Lufthansa AG                             3,500           94,789
                                                             ------------
                                                                 177,143

Broadcasting & Cable-3.1%
CBS Corp.-Class B                                 2,700           81,945
Comcast Corp.-Special-Class A(b)                  1,200           30,540
Time Warner, Inc.                                 4,600           93,610
                                                             ------------
                                                                 206,095


ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO o 87


38


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Cellular Communications-1.7%
Vodafone Group PLC                               41,912       $  116,111

Restaurants & Lodging-0.5%
McDonald's Corp.                                    700           30,604

Retail - General Merchandise-1.6%
Coles Myer Ltd.                                   3,600           43,543
Federated Department Stores, Inc.                   800           35,728
Office Depot, Inc.(b)                               800           26,688
                                                             ------------
                                                                 105,959
                                                             ------------
                                                                 635,912

Basic Industry-7.9%
Chemicals-1.2%
BASF AG                                             800           81,369

Mining & Metals-6.5%
Gerdau Ameristeel Corp.                           4,800           52,531
Gerdau SA (ADR)                                   1,700           29,155
IPSCO, Inc.                                         501           54,529
JFE Holdings, Inc.                                2,000          123,710
POSCO (ADR)                                         200           18,540
Tektronix, Inc.-Class B                             800           56,416
Xstrata PLC                                       1,580           73,967
Zinifex Ltd.                                      1,600           21,084
                                                             ------------
                                                                 429,932

Paper & Forest Products-0.2%
Rengo Co. Ltd.                                    2,000           12,682
                                                             ------------
                                                                 523,983

Consumer Manufacturing-7.7%
Appliances-1.4%
Black & Decker Corp.                                400           33,708
Sharp Corp.                                       3,000           55,897
                                                             ------------
                                                                  89,605

Auto & Related-5.7%
Compagnie Generale des Etablissements
  Michelin-Class B                                  400           41,552
Continental AG                                      300           37,416
Hyundai Motor Co. (Preference shares)               340           14,082
Renault SA                                          900          106,862
SPX Corp.                                           800           55,920
Toyota Motor Corp.                                1,900          127,616
                                                             ------------
                                                                 383,448

Building & Related-0.6%
Buzzi Unicem SpA                                  1,300           38,031
                                                             ------------
                                                                 511,084


88 o ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO


39


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Technology-5.5%
Computer Hardware/Storage-1.5%
International Business Machines Corp.               800        $  74,408
Tech Data Corp.(b)                                  700           26,096
                                                             ------------
                                                                 100,504

Computer Peripherals-0.1%
LG.Philips LCD Co. Ltd.(b)                          200            6,592

Computer Services-1.1%
Electronic Data Systems Corp.                     2,600           72,852

Contract Manufacturing-0.4%
Solectron Corp.(b)                                8,300           26,726

Electronic Components-0.4%
AU Optronics Corp. (ADR)                          1,648           23,319

Semiconductor Capital Equipment-0.4%
Siliconware Precision Industries Co. (ADR)        3,288           29,855

Semiconductor Components-0.5%
Celestica, Inc.(b)                                2,100           13,197
Samsung Electronics Co. Ltd.                         14            8,456
Samsung Electronics Co. Ltd.
  (Preference shares)                                25           11,574
                                                             ------------
                                                                  33,227

Software-1.1%
Microsoft Corp.                                   2,600           73,242
                                                             ------------
                                                                 366,317

Utilities-5.1%
Electric & Gas Utility-1.2%
Allegheny Energy, Inc.(b)                         1,000           47,240
Public Power Corp.                                1,210           31,329
                                                             ------------
                                                                  78,569

Miscellaneous-1.4%
E.ON AG                                             700           91,762

Telephone Utility-2.5%
AT&T, Inc.                                        1,700           62,560
China Netcom Group Corp Ltd.                     10,500           24,791
China Telecom Corp. Ltd.-Class H                 24,420           11,234
Sprint Nextel Corp.                               3,600           69,408
                                                             ------------
                                                                 167,993
                                                             ------------
                                                                 338,324

Consumer Staples-4.4%
Food-1.8%
J Sainsbury PLC                                  10,700          107,098
Tiger Brands, Ltd.                                  600           14,500
                                                             ------------
                                                                 121,598


ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO o 89


40


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Retail - Food & Drug-1.1%
Safeway, Inc.                                     2,000        $  69,140

Tobacco-1.5%
Altria Group, Inc.                                1,200          101,136
                                                             ------------
                                                                 291,874

Health Care-4.3%
Drugs-3.4%
AstraZeneca PLC                                   1,100           61,684
Pfizer, Inc.                                      4,000           99,840
Sanofi-Aventis                                      800           67,930
                                                             ------------
                                                                 229,454

Medical Services-0.9%
AmerisourceBergen Corp.-Class A                   1,100           57,937
                                                             ------------
                                                                 287,391

Transportation-2.4%
Miscellaneous-0.5%
Orient Overseas International Ltd.                4,000           32,653

Shipping-1.9%
Mitsui OSK Lines Ltd.                             9,000          102,062
Neptune Orient Lines Ltd.                        12,000           23,100
                                                             ------------
                                                                 125,162
                                                             ------------
                                                                 157,815

Aerospace & Defense-2.0%
Aerospace-0.9%
Northrop Grumman Corp.                              800           57,480

Defense Electronics-1.1%
European Aeronautic Defence & Space Co., NV       2,250           76,901
                                                             ------------
                                                                 134,381

Capital Goods-1.9%
Machinery-0.1%
Hyundai Mobis                                        90            7,508

Miscellaneous-1.8%
General Electric Co.                              3,500          122,220
                                                             ------------
                                                                 129,728

Industrial Resources-1.3%
Mining & Metals-1.3%
Mittal Steel Co. NV (Euronext Amsterdam)          1,700           86,186

Total Common Stocks
  (cost $5,672,701)                                            6,423,192


90 o ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO


41


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
WARRANTS-0.8%

Technology-0.8%
Computer Hardware/Storage-0.5%
Compal Electronics, Inc., Citigroup Global
  Markets, expiring 1/20/10(b)                   17,886      $    15,740
United Microelectronics Corp., Deutshe Bank
  AG London, expiring 1/24/17(b)                 28,169           17,267
                                                             ------------
                                                                  33,007

Semiconductor Components-0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.,
  Salomon Smith Barney, expiring 1/20/10(b)       9,300           19,556

Total Warrants
  (cost $49,988)                                                  52,563

SHORT-TERM INVESTMENTS-1.7%
Investment Companies-1.7%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(c)
  (cost $115,049)                               115,049          115,049

Total Investments-98.8%
  (cost $5,867,154)                                            6,590,804
Other assets less liabilities-1.2%                                82,517
                                                             ------------

Net Assets-100.0%                                            $ 6,673,321


FINANCIAL FUTURES CONTRACTS (see Note C)

                                                           Value at       Unrealized
                      Number of   Expiration   Original   February 28,   Appreciation/
      Type            Contracts     Month        Value       2007       (Depreciation)
---------------------------------------------------------------------------------------
Purchased Contracts

EURO                    March
  STOXX 50                1          2007       $55,090     $54,178          $(912)


FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

                                  U.S. $         U.S. $
                     Contract    Value on       Value at     Unrealized
                      Amount   Origination    February 28,  Appreciation/
                       (000)      Date            2007     (Depreciation)
-------------------------------------------------------------------------------
Sale Contracts:

Swiss Franc
  settling 3/15/07       68       $54,418        $55,867       $(1,449)

Swiss Franc
  settling 6/15/07       55        45,008         45,543          (535)


ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO o 91


42


(a) Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The market value of this security amounted to $103,645.

(b)  Non-income producing security.

(c)  Investment in affiliated money market mutual fund.

     Glossary:

     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See notes to financial statements.


92 o ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO


43


GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.2%

Finance-28.4%
Banking - Money Center-8.9%
Banco Bilbao Vizcaya Argentaria SA                2,676        $  65,124
Banco Itau Holding Financeira SA (ADR)            1,100           37,631
Credit Suisse Group                               3,209          221,730
JPMorgan Chase & Co.                              3,335          164,749
Mitsubishi UFJ Financial Group, Inc.                  6           73,575
Standard Chartered PLC                            1,149           32,090
                                                             ------------
                                                                 594,899

Banking - Regional-2.8%
Macquarie Bank Ltd.                                 878           54,749
UniCredito Italiano SpA                          14,423          133,203
                                                             ------------
                                                                 187,952

Brokerage & Money Management-5.8%
Franklin Resources, Inc.                            400           46,956
Janus Capital Group, Inc.                         3,200           68,000
Legg Mason, Inc.                                    700           71,918
Merrill Lynch & Co., Inc.                           800           66,944
Nomura Holdings, Inc.                             6,000          129,936
                                                             ------------
                                                                 383,754

Insurance-4.8%
American International Group, Inc.                3,000          201,300
QBE Insurance Group, Ltd.                         2,117           53,633
Swiss Reinsurance                                   752           63,968
                                                             ------------
                                                                 318,901

Miscellaneous-6.1%
3i Group PLC                                      1,638           35,795
Chicago Mercantile Exchange Holdings, Inc.-
  Class A                                            60           32,348
Citigroup, Inc.                                   3,200          161,280
NYSE Group, Inc.(a)                                 300           25,470
UBS AG (Swiss Virt-X)                             2,634          155,535
                                                             ------------
                                                                 410,428
                                                             ------------
                                                               1,895,934

Health Care-13.1%
Biotechnology-1.6%
Genentech, Inc.(a)                                  600           50,622
Gilead Sciences, Inc.(a)                            600           42,936
Medimmune, Inc.(a)                                  300            9,573
                                                             ------------
                                                                 103,131


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO o 93


44


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Drugs-5.9%
Allergan, Inc.                                      300        $  33,513
Eli Lilly & Co.                                     500           26,320
Merck & Co. Inc.                                  1,800           79,488
Novartis AG                                         640           35,521
Roche Holding AG                                    395           70,290
Sanofi-Aventis                                      373           31,672
Shionogi & Co. Ltd.                               1,000           19,361
Takeda Pharmaceutical Co. Ltd.                      300           20,641
Teva Pharmaceutical Industries Ltd. (ADR)         1,200           42,672
Wyeth                                               700           34,244
                                                             ------------
                                                                 393,722

Medical Products-2.2%
Abbott Laboratories                                 400           21,848
Alcon, Inc.                                         400           49,848
Becton Dickinson & Co.                              400           30,396
Nobel Biocare Holding AG(a)                         140           46,372
                                                             ------------
                                                                 148,464

Medical Services-3.4%
Laboratory Corp. of America Holdings(a)             300           23,925
Medco Health Solutions, Inc.(a)                     400           27,044
Unitedhealth Group, Inc.                          1,600           83,520
WellPoint, Inc.(a)                                1,200           95,268
                                                             ------------
                                                                 229,757
                                                             ------------
                                                                 875,074

Technology-11.2%
Communication Equipment-2.2%
Cisco Systems, Inc.(a)                            2,648           68,689
Juniper Networks, Inc.(a)                           900           17,019
Nokia OYJ                                         1,973           43,064
QUALCOMM, Inc.                                      500           20,140
                                                             ------------
                                                                 148,912

Communication Services-0.2%
Monster Worldwide, Inc.(a)                          300           14,958

Computer Hardware/Storage-2.4%
Apple, Inc.(a)                                      400           33,844
International Business Machines Corp.               600           55,806
Sun Microsystems, Inc.(a)                        11,118           68,153
                                                             ------------
                                                                 157,803

Computer Peripherals-0.2%
Network Appliance, Inc.(a)                          400           15,468


94 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO


45

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Computer Services-1.1%
CapGemini, SA                                       305        $  21,299
Cognizant Technology Solutions Corp.-
  Class A(a)                                        200           18,040
Fiserv, Inc.(a)                                     200           10,592
Infosys Technologies Ltd. (ADR)                     400           21,704
                                                             ------------
                                                                  71,635

Internet Infrastructure-0.3%
Akamai Technologies, Inc.(a)                        400           20,628

Internet Media-0.8%
Google, Inc.-Class A(a)                             125           56,181

Miscellaneous-0.8%
Canon, Inc.                                         600           32,498
Hoya Corp.                                          500           17,330
                                                             ------------
                                                                  49,828

Semiconductor Capital Equipment-0.3%
ASML Holding NV(a)                                  487           11,969
KLA-Tencor Corp.                                    200           10,348
                                                             ------------
                                                                  22,317

Semiconductor Components-1.0%
Broadcom Corp.-Class A(a)                           400           13,636
NVIDIA Corp.(a)                                     500           15,500
Samsung Electronics Co. Ltd.                          4            2,416
Samsung Electronics Co., Ltd. (GDR)(b)               20            6,005
Taiwan Semiconductor Manufacturing Co. Ltd.
  (ADR)                                             847            9,402
Texas Instruments, Inc.                             600           18,576
                                                             ------------
                                                                  65,535

Software-1.9%
Adobe Systems, Inc.(a)                              595           23,354
Citrix Systems, Inc.(a)                             400           12,880
Microsoft Corp.                                   2,600           73,242
Oracle Corp.(a)                                   1,100           18,073
                                                             ------------
                                                                 127,549
                                                             ------------
                                                                 750,814

Basic Industry-8.2%
Chemicals-2.0%
Air Products & Chemicals, Inc.                    1,100           82,302
Hitachi Chemical Co., Ltd.                        2,100           49,040
                                                             ------------
                                                                 131,342


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO o 95


46


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Mining & Metals-6.0%
China Shenhua Energy Co. Ltd.-Class H            34,000        $  85,984
Cia Vale do Rio Doce (ADR)                        2,100           71,652
Cia Vale do Rio Doce (Sponsored) (ADR)              800           23,640
MMC Norilsk Nickel (ADR)                            234           41,535
Rio Tinto PLC                                     1,770           95,350
Xstrata PLC                                       1,805           84,500
                                                             ------------
                                                                 402,661

Miscellaneous-0.2%
Asahi Glass Co. Ltd.                              1,000           13,442
                                                             ------------
                                                                 547,445

Consumer Services-7.7%
Advertising-0.4%
WPP Group PLC                                     1,744           25,236

Airlines-0.6%
easyJet PLC(a)                                    3,090           39,946

Broadcasting & Cable-1.4%
Comcast Corp.-Class A(a)                          1,950           50,154
Societe Television Francaise 1                    1,216           40,938
                                                             ------------
                                                                  91,092

Cellular Communications-1.0%
America Movil SAB de CV Series L (ADR)              900           39,420
China Mobile Ltd.                                 1,500           13,925
NTT DoCoMo , Inc.                                     6           10,928
                                                             ------------
                                                                  64,273

Entertainment & Leisure-0.2%
OPAP, SA                                            346           12,226

Miscellaneous-0.1%
Electronic Arts, Inc.(a)                            200           10,084

Restaurants & Lodging-1.9%
Accor, SA                                           518           45,665
Ctrip.com International Ltd. (ADR)                  200           11,802
Hilton Hotels Corp.                               2,000           70,600
                                                             ------------
                                                                 128,067

Retail - General Merchandise-2.1%
Best Buy Co., Inc.                                  800           37,176
eBay, Inc.(a)                                       300            9,618
Kohl's Corp.(a)                                     600           41,394
Target Corp.                                        900           55,377
                                                             ------------
                                                                 143,565
                                                             ------------
                                                                 514,489

Consumer Staples-7.6%
Beverages-0.3%
SABMiller PLC                                     1,071           23,653


96 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO


47


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Food-2.6%
Archer-Daniels-Midland Co.                          900        $  30,942
Hershey Co.                                         500           26,440
Nestle, SA                                          175           65,103
WM Wrigley Jr Co.                                 1,000           49,800
                                                             ------------
                                                                 172,285

Household Products-1.8%
Procter & Gamble Co.                              1,900          120,631

Miscellaneous-0.8%
Punch Taverns PLC                                 2,329           52,625

Tobacco-2.1%
Altria Group, Inc.                                1,200          101,136
British American Tobacco PLC                      1,281           38,870
                                                             ------------
                                                                 140,006
                                                             ------------
                                                                 509,200

Energy-5.7%
Domestic Producers-2.1%
Noble Energy, Inc.                                2,400          138,168

International-0.5%
LUKOIL (ADR)                                        452           35,844

Oil Service-3.0%
Halliburton Co.                                   4,000          123,520
Nabors Industries Ltd.(a)                         2,500           74,900
                                                             ------------
                                                                 198,420

Pipelines-0.1%
Tenaris SA (ADR)                                    200            9,082
                                                             ------------
                                                                 381,514

Consumer Manufacturing-5.4%
Auto & Related-2.3%
Denso Corp.                                         800           31,168
Fiat SpA(a)                                       1,527           36,156
Toyota Motor Corp.                                1,300           87,316
                                                             ------------
                                                                 154,640

Building & Related-2.2%
American Standard Cos, Inc.                         700           37,093
CRH PLC                                             762           31,705
Daiwa House Industry Co. Ltd.                     1,000           17,937
Pulte Homes, Inc.                                   600           17,736
Vinci, SA                                           288           39,806
                                                             ------------
                                                                 144,277

Miscellaneous-0.9%
Bunge, Ltd.                                         800           63,488
                                                             ------------
                                                                 362,405


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO o 97


48


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Capital Goods-5.0%
Electrical Equipment-1.4%
Atlas Copco AB-Class A                            1,423        $  44,595
Emerson Electric Co.                              1,200           51,708
                                                             ------------
                                                                  96,303

Engineering & Construction-1.2%
ABB Ltd.                                          2,596           43,292
Fluor Corp.                                         400           33,788
                                                             ------------
                                                                  77,080

Miscellaneous-2.4%
General Electric Co.                              3,000          104,760
United Technologies Corp.                           800           52,504
                                                             ------------
                                                                 157,264
                                                             ------------
                                                                 330,647

Multi-Industry Companies-1.5%
Multi-Industry Companies-1.5%
Danaher Corp.                                       600           42,984
Mitsui & Co. Ltd.                                 3,000           53,919
                                                             ------------
                                                                  96,903

Aerospace & Defense-1.3%
Aerospace-1.3%
BAE Systems PLC                                   4,386           37,355
Boeing Co.                                          600           52,362
                                                             ------------
                                                                  89,717

Utilities-1.1%
Electric & Gas Utility-0.8%
Gazprom ADR (ADR)                                 1,237           50,371

Telephone Utility-0.3%
AT&T, Inc.                                          300           11,040
Telefonica SA                                       541           11,636
                                                             ------------
                                                                  22,676
                                                             ------------
                                                                  73,047

Total Common Stocks
  (cost $5,808,093)                                            6,427,189

WARRANTS-1.2%

Technology-0.6%
Electronic Components-0.4%
AU Optronics, Credit Suisse First Boston,
  expiring 3/05/09(a)                             6,200            8,946
HON HAI Precision Industry Co., Ltd.,
  Citigroup Global Markets, expiring
  1/17/07(a)(b)                                   2,600           18,130
Largan Precision Co. Ltd., Citigroup Global
  Markets, expiring 1/20/10(a)                        1               14
                                                             ------------
                                                                  27,090


98 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO


49


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Semiconductor Components-0.2%
Novatek Microelectronics Corp. Ltd.,
  Deutsche Bank AG London, expiring
  11/02/16(a)(b)                                  2,573        $  12,716
                                                             ------------
                                                                  39,806

Utilities-0.3%
Electric & Gas Utility-0.3%
NTPC Ltd., Deutsche Bank AG London,
  expiring 2/06/17(a)(b)                          4,730           15,076

Consumer Manufacturing-0.2%
Auto & Related-0.2%
Tata Motors Ltd., Merrill Lynch Intl & Co.,
  expiring 5/23/11(a)(b)                            730           14,111

Multi-Industry Companies-0.1%
Multi-Industry Companies-0.1%
Tata Consultancy Services Ltd., Deutsche
  Bank AG London, expiring 8/20/07(a)(b)            300            8,087

Total Warrants
  (cost $75,326)                                                  77,080

SHORT-TERM INVESTMENTS-0.5%
Investment Companies-0.5%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(c)
  (cost $34,821)                                 34,821           34,821

Total Investments-97.9%
  (cost $5,918,240)                                            6,539,090
Other assets less liabilities-2.1%                               138,692
                                                             ------------

Net Assets-100.0%                                            $ 6,677,782


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $74,125 or 1.1% of net assets.

(c)  Investment in affiliated money market mutual fund.

     Glossary:

     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO o 99


50


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

       The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Blended Style Series, Inc. (the "Fund") in respect of the AllianceBernstein Global Blend Portfolio (the "Portfolio"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General.(2)

       The Portfolio will pursue its investment objective through investing in shares of AllianceBernstein Global Research Growth Portfolio and
AllianceBernstein Global Value Portfolio (the "Underlying Portfolios") of the AllianceBernstein Pooling Portfolios ("Pooling Portfolios"), rather than making direct investments in portfolio securities. It should be noted that the Portfolio has not yet commenced operations.

       The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in


(1) It should be noted that the information in the fee summary was completed on April 24, 2006 and presented to the Board of Directors on May 2, 2006 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Futures references to the Portfolio do not include "AllianceBernstein."


51


connection with their review of the proposed initial approval of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

       1. Management fees charged to institutional and other clients of the Adviser for like services;

       2. Management fees charged by other mutual fund companies for like services;

       3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

       4. Profit margins of the Adviser and its affiliates from supplying such services;

       5.  Possible economies of scale as the Portfolio grows larger; and

       6. Nature and quality of the Adviser's services including the performance of the Portfolio.


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

       The table below describes the Portfolio's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                  Advisory Fee
                  Based on % of Average
Category          Daily Net Assets               Portfolio
---------------------------------------------------------------------------
International     75 bp on 1st $2.5 billion      Global Blend Portfolio
                  65 bp on next $2.5 billion
                  60 bp on the balance


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


52


The Investment Advisory Agreement for the Portfolio provides for the Adviser to be reimbursed by the Portfolio for certain clerical, legal, accounting and administrative services.

       The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio's expense ratio to the amounts set forth below for the Portfolio's fiscal year. The waiver extends until August 31, 2007 and will automatically extend for additional one-year terms unless terminated by the Adviser upon at least 60 days written notice prior to the termination date of the undertaking.

                           Expense Cap Pursuant to
                             Expense Limitation
Portfolio                       Undertaking             Fiscal Year End
-------------------------------------------------------------------------------
Global Blend Portfolio       Class A      1.50%            August 31
                             Class B      2.20%
                             Class C      2.20%
                             Class R      1.70%
                             Class K      1.45%
                             Class I      1.20%
                             Adv. Class   1.20%


I.  MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

       The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services that will be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing


53


office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses will be reimbursed by the Portfolio to the Adviser. In addition, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors will be more time consuming and labor intensive compared to institutional clients since the Adviser will need to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. This factor is less significant for the Portfolio, which will invest almost all of its assets in shares of the Underlying Portfolios. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.


54


       Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio's management fees.

               Assumed
               Initial      AllianceBernstein (AB)      Effective
              Net Assets     Institutional (Inst.)       AB Inst.    Management
Portfolio       ($MIL)          Fee Schedule             Adv. Fee      Fee(4)
-------------------------------------------------------------------------------
Global Blend    $100.0     Global Style Blend             0.638%       0.750%
Portfolio                  80 bp on 1st $25 million
                           65 bp on next $25 million
                           55 bp on next $50 million
                           45 bp on next $100 million
                           40 bp on the balance
                           Minimum Account Size: $50 m


       The Adviser manages the Sanford C. Bernstein Fund, Inc., an open-end management investment company. The International Portfolio of the Sanford C. Bernstein Fund, Inc. has a somewhat similar investment style as the Portfolio. The following table shows the fee schedule of International Portfolio.

Portfolio           SCB Portfolio       Fee Schedule
-------------------------------------------------------------------------------
Global Blend        International       0.925% on first $1 billion
Portfolio           Portfolio           0.85% on next $3 billion
                                        0.80% on next $2 billion
                                        0.75% on next $2 billion
                                        0.65% on the balance


(4) Fund management fee information was provided by Lipper. See Section II for additional discussion.


55


       The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio with a somewhat similar investment style as the Portfolio. The following table shows the fee schedule of the AVPS portfolio, which is the same as the fee schedule of the Portfolio:

Portfolio           AVPS Portfolio      Fee Schedule
-------------------------------------------------------------------------------
Global Blend        International       0.75% on first $2.5 billion
Portfolio           Portfolio           0.65% on next $2.5 billion
                                        0.60% on the balance


       The Adviser also manages and sponsors retail mutual funds, including the Global Wealth Strategies, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(5) for the Global Wealth Strategy that has a somewhat similar investment strategy as the
Portfolio:

Fund                                                              Fee
-------------------------------------------------------------------------------
Global Equity Blend                                               1.60%


       The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the proposed management fee of the Portfolio based on an assumed initial net asset base of $100 million with fees charged to other investment companies for


(5) The "all-in" fee shown is for the class A shares of Global Equity Blend. This includes a fee for investment advisory services and a separate fee for distribution related services.


56


similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the assumed initial net assets base of the Portfolio.(6)

                                 Effective        Lipper
                                 Management       Group
Portfolio                           Fee           Median          Rank
-------------------------------------------------------------------------------
Global Blend Portfolio(7)          0.750          0.969           2/13


       Lipper also analyzed the anticipated total expense ratio of the Portfolio in comparison to its Lipper Expense Group(8) and Lipper Expense Universe.(9) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                   Expense      Lipper      Lipper     Lipper        Lipper
                    Ratio       Group       Group     Universe      Universe
Portfolio          (%)(10)    Median (%)     Rank     Median (%)      Rank
-------------------------------------------------------------------------------
Global Blend
Portfolio(7)        1.500       1.500        7/13       1.682        44/126


       Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


(6) A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group. The effective management fee rate does not reflect any fee waivers or expense reimbursements that effectively reduce the contractual fee rates. In addition, the effective management fee rate does not reflect the expense reimbursements made by the Portfolio to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Portfolio.

(7) The Portfolio's expense information is based on an assumed initial asset base of $100 million.

(8) Lipper uses the following criteria in screening funds to be included in the Portfolio's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10) Anticipated Class A share total expense ratio.


57


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

       See discussion below in Section IV.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

       The Adviser has not managed the Portfolio previously and therefore did not provide historic profitability data for supplying the services it will provide after the Portfolio commences operations. It should be noted that a consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, will allow the Adviser's management and the Directors to receive consistent presentations of financial results and profitability although the two profitability reporting systems operate independently.

       In addition to the direct profits that the Adviser will earn from managing the Portfolio, certain of the Adviser's affiliates will have business relationships with the Portfolio and will earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates will provide transfer agent and distribution related services to the Portfolio and brokerage related services to the Underlying Portfolios and will receive transfer-agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the


58


Adviser will benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

       The Underlying Portfolios will likely effect brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co., LLC ("SCB & Co.") and its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and pay commissions during the Portfolio's fiscal year. The Adviser represented that SCB's profitability from any business conducted with the Underlying Portfolios will be comparable to the profitability of SCB's dealings with other comparable third-party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, which will include the Underlying Portfolios. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Underlying Portfolios and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


V.  POSSIBLE ECONOMIES OF SCALE

       The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required


59


to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

       An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

       With assets under management of $617 billion as of March 31, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Portfolio.

       Since there is no historical performance information for the Portfolio or the Underlying Portfolios it is worth considering the performance information of funds managed by the Adviser that have substantially similar investment styles as the Underlying Portfolios. The following table shows the 1 and 3 year performance rankings of AllianceBernstein Global Research Growth Fund, Inc. and AllianceBernstein Trust - Global Value Fund, whose investment styles are substantially similar to the


60


Underlying Portfolios, relative to these fund's Lipper Performance Groups and Lipper Performance Universes for the periods ended December 31, 2005.(11)

AllianceBernstein Global
Research Growth Fund, Inc.                    Group             Universe
-------------------------------------------------------------------------------
1 year                                         1/4                3/12
3 year                                         1/4                1/10

AllianceBernstein Trust -
Global Value Fund                             Group             Universe
-------------------------------------------------------------------------------
1 year                                         2/4                5/11
3 year                                         2/4                 4/9


       Set forth below are the 1, 3 year and since inception performance returns of the two funds managed by the Adviser that have substantially similar investment styles as the Underlying Portfolios for the periods ending December 31, 2005:(12)

                                              Periods Ending December 31, 2005
                                                  Annualized Performance
                                               1              3        Since
Fund                                          Year           Year    Inception
-------------------------------------------------------------------------------
AllianceBernstein Global Research
Growth Fund, Inc.                            15.82          20.41      16.90

MSCI World Index (Net)                        9.49          18.69      14.84

MSCI World Growth (Net)                       9.41          15.83      12.65


AllianceBernstein Trust - Global
Value Fund                                   14.57          22.26       9.25

MSCI World Index (Net)                        9.49          18.69       5.30


CONCLUSION:

       Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This


(11) The performance rankings are for the Class A shares of the AllianceBernstein Mutual Funds.

(12) The performance returns for the Class A shares of the AllianceBernstein Mutual Funds were provided by the Adviser.


61


conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.


Dated:  June 7, 2006


ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (a) (1)     Code of Ethics that is subject to the disclosure of
                    Item 2 hereof

     12 (b) (1)     Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)     Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Blended Style Series, Inc


By:      /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:    April 27, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:    April 27, 2007


By:      /s/ Joseph J. Mantineo
         ----------------------
         Joseph J. Mantineo
         Treasurer and Chief Financial Officer

Date:    April 27, 2007